                                                               NOVEMBER 30, 2001


                          NORTHERN INSTITUTIONAL FUNDS
                       Equity and Fixed Income Portfolios



                                   [PICTURE]



                                 ANNUAL REPORT

TRUST NORTHERN      for investment solutions

                                                NORTHERN
                                                INSTITUTIONAL FUNDS

                                                              Managed by
                                                       [LOGO] Northern Trust

                                  ----------------------------------------------
                                          EQUITY AND FIXED INCOME PORTFOLIOS
                                                                            ----

                 ----------------------------------------------
                                NOT FDIC INSURED
                 ----------------------------------------------
                       May lose value / No bank guarantee
                 ----------------------------------------------

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Northern Fund Distributors, LLC, an independent third party.


TABLE OF CONTENTS

                   2 LETTER TO SHAREHOLDERS

                   5 PORTFOLIO MANAGEMENT COMMENTARY EQUITY PORTFOLIOS

                  22 STATEMENTS OF ASSETS AND LIABILITIES

                  24 STATEMENTS OF OPERATIONS

                  26 STATEMENTS OF CHANGES IN NET ASSETS

                  28 FINANCIAL HIGHLIGHTS SCHEDULES OF INVESTMENTS

                     41 INTERNATIONAL GROWTH PORTFOLIO

                     43 INTERNATIONAL EQUITY INDEX PORTFOLIO

                     57 SMALL COMPANY GROWTH PORTFOLIO

                     59 SMALL COMPANY INDEX PORTFOLIO

                     85 MID CAP GROWTH PORTFOLIO

                     87 FOCUSED GROWTH PORTFOLIO

                     89 DIVERSIFIED GROWTH PORTFOLIO

                     92 EQUITY INDEX PORTFOLIO

                    100  BALANCED PORTFOLIO

                     FIXED INCOME PORTFOLIOS

                 106 STATEMENTS OF ASSETS AND LIABILITIES

                 108 STATEMENTS OF OPERATIONS

                 110 STATEMENTS OF CHANGES IN NET ASSETS

                 112 FINANCIAL HIGHLIGHTS

                     SCHEDULES OF INVESTMENTS

                     122 INTERNATIONAL BOND PORTFOLIO

                     124 BOND PORTFOLIO

                     131 CORE BOND PORTFOLIO

                     135 U.S. TREASURY INDEX PORTFOLIO

                     136 INTERMEDIATE BOND PORTFOLIO

                     139 SHORT-INTERMEDIATE BOND PORTFOLIO

                     143 U.S. GOVERNMENT SECURITIES PORTFOLIO

                 144 NOTES TO FINANCIAL STATEMENTS

                 151 REPORT OF INDEPENDENT AUDITORS

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 EQUITY AND FIXED INCOME PORTFOLIOS a MESSAGE from
----------------------------------
    Orie L. Dudley Jr.               [PHOTO]
----
   Chief Investment Officer
----------------------------------

Economic Review - Two recurring and influential themes of the past 12 months have been: 1) persistent economic weakness and 2) aggressive Federal Reserve responses in the form of easing monetary policy. On the economic front, the period began with a severe slowdown fueled by deteriorating confidence and capital spending among businesses. This economic malaise eventually spread to consumer spending, as we saw real gross domestic product (GDP) contract an annualized 0.4 percent in the third quarter of 2001 after growing only 0.3 percent during the second quarter. Unemployment rates climbed steadily and then spiked sharply in the aftermath of the September 11 terrorist attacks. Despite occasional bursts of increased prices, inflation has generally remained well under control.

Within this environment, the Fed slashed interest rates 10 times through November 30, 2001, for a total reduction of 4.5 percent. With the Fed's benchmark rate now at its lowest level in 40 years, we are clearly in the midst of the most aggressive rate-cutting campaign in Chairman Alan Greenspan's 14-year tenure. The question is, will these rate reductions and other stimuli achieve their desired effect of resuscitating our sluggish economy? We believe they will.

Economic Outlook - The tragic events of September 11 have dampened, but not extinguished, the prospects for an eventual economic recovery. We expect a further contraction in real GDP in the fourth quarter of 2001, due largely to continued weakness in household spending and fixed-investment expenditures by businesses. However, we believe that the current recession will be fairly short-lived and that an economic resurgence will be underway no later than the second quarter of 2002.

A moderate acceleration in consumer spending is expected to lead the economy out of its current doldrums. Although robust fourth-quarter auto and truck sales are not likely to maintain their torrid pace into the new year, it is encouraging to see consumers making large, discretionary purchases during periods of declining confidence and rising unemployment. It is also encouraging to note that consumer spending typically starts to rebound before the unemployment rate reaches its peak. While we expect many households to adjust their balance sheets downward to reflect recent stock market losses, we also expect tax relief and a low interest rate environment to offset any declines in consumer spending that may result from those adjustments.

Another factor that bodes well for the economy is the ongoing inventory correction. For three consecutive quarters, business inventories have now been declining. With little merchandise remaining in stock, even a modest upswing in consumer demand may be enough to spark new increases in factory production.

Most importantly, powerful monetary and fiscal stimuli are firmly in place to spur economic growth. In addition to lowering short-term interest rates, Fed easing policies have also positively impacted the growth of the M2 money supply, which is up 10 percent from one year ago, marking the most rapid growth since 1986. Yields on the 10-year Treasury note and overnight federal funds have moved to a very wide spread in historical terms, a sign that typically points toward renewed economic activity. Finally, increases in federal government spending, combined with sweeping tax cuts, could result in fiscal stimulus totaling $150 billion to $200 billion in fiscal 2002. We believe that this massive outpouring of supportive monetary and fiscal policy is likely to trigger a V-shaped economic recovery beginning sometime in the first half of 2002.

Fixed Income Review - For the 12-month period ended November 30, 2001, long-term U.S. Treasuries returned 8.71 percent, while intermediate Treasuries and T-bills returned 10.49 percent and 4.83 percent, respectively. For much of this time frame, the fixed income market was engaged in a tug-of-war battle pitting pessimistic corporate earnings and economic data against optimistic prospects for a soft landing and eventual recovery. In the short term, the events of September 11 settled the issue by introducing a new level of economic uncertainty and steering the economy irrevocably toward recession.

EQUITY AND FIXED INCOME PORTFOLIOS  2  NORTHERN INSTITUTIONAL FUNDS ANNUAL
REPORT

In response, the yield curve continued its steepening trend that characterized much of the fiscal year. Government bonds worldwide experienced a flight-to-quality rally spurred by easing monetary policies and renewed risk aversion. Investment-grade corporate bonds gave back much of their outperformance from earlier in the period, as valuations returned to more attractive levels. The municipal market continued to be buoyed by attractive yields and strong retail demand, despite earlier credit quality concerns stemming from California's energy crisis, along with a modest reduction in federal income tax rates. Finally, high yield bonds were driven to historically high yields and depressed market prices from which significant income and appreciation potential can now be pursued.

Fixed Income Outlook - Looking forward, a positive inflation outlook is expected to limit interest rate risk, particularly among long-term bonds. In a world economy that has long exhibited disinflationary tendencies, low levels of capacity utilization and a fiercely competitive environment should keep inflation concerns in check for some time. A global economic slowdown and resilient U.S. dollar also contribute to the benign inflationary climate.

With Treasury yields at historically low levels, we continue to maintain a neutral duration posture, which should help us participate in any further declines in rates. On October 31, the U.S. government announced it would no longer issue 30-year Treasury securities, a development that has caused us to re-examine our thoughts on yield curve positioning. For maturities of 10 years and shorter, we continue to believe the yield curve will remain steep until the Fed signals an end to its easing campaign. Because intermediate-maturity bonds remain attractive in a steep yield curve environment, we believe a more bulleted exposure to intermediate debt captures most of the available yield without taking on undue risk. As the economy's growth path becomes clearer, we envision shortening duration and adopting a more barbell-shaped yield curve posture.

Although risks are high in the corporate sector, we believe valuations have once again become more compelling and are, thus, taking steps to rebuild our slight overweight position. There are signs that fundamentals are improving in light of the long-running deleveraging process that has continued through much of the fiscal year. Even with slow economic growth, we believe the credit environment will improve and credit spreads will tighten. If, as expected, the economy recovers more rapidly, the outcome will be even more favorable for the corporate bondholder.

Equity Review - Against a backdrop of economic weakness, poor corporate earnings and near-term uncertainty, equity markets worldwide experienced a turbulent 12 months. After falling firmly into bear market territory in March, most equity indices enjoyed a springtime rally before being buffeted by another round of volatility in the wake of the September 11 attacks. For the one-year period ended November 30, 2001, the S&P 500 Index returned (12.21) percent, the S&P Mid-Cap 400 Index 1.73 percent, the Russell 2000 Index 4.82 percent and the Nasdaq Composite Index (25.69) percent.

For much of the period, value stocks outperformed their growth counterparts, while small- and mid-cap issues outpaced large-caps. In a risk-averse environment, investors increasingly turned to the relative safety of stocks with less economic sensitivity, stronger balance sheets and more visible, predictable earnings. Earnings, in particular, were difficult to ascertain. The period saw the largest number of company downgrades in 15 years, and third quarter earnings fell nearly 25 percent on an operating basis and far more on a reported basis. It is important to note, however, that these disappointing results did meet the sharply reduced consensus estimates, supporting the belief that the worst of the bear market may be behind us.

Equity Outlook - The short-term earnings outlook remains poor, as fourth quarter results will again be negative. As earnings bottom out in the next quarter or two, the news will begin to turn more positive, and markets that traditionally look forward six to nine months should respond accordingly. In addition, current levels of liquidity and interest rates are very supportive and normally contribute to higher stock prices.

Despite a sharp rally toward fiscal year-end, our valuation tools suggest that stocks are fairly valued and may still appear undervalued according to some measures. After two disappointing years in 2000 and 2001, we expect a much stronger performance in 2002 amid a rebounding economy and earnings picture. Most likely, the long and painful bear market ended on September 18, 2001, after an 18-month period of marked declines. This should not suggest entirely smooth sailing ahead, but rather an opportunity to seek out attractively positioned equities with investment horizons of 12 months or longer.

Fundamental, research-driven investment decisions will be crucial in uncovering such opportunities in 2002. A stimulative fiscal policy and greater emphasis on military and government spending will put a premium on sector and security selection over the next several quarters. Many old economy sectors may see improved outlooks due to the rebuilding

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  3  EQUITY AND FIXED INCOME
                                                                      PORTFOLIOS
and defense-related initiatives that followed September 11. After strong relative performance in 2001, defensive stocks could lag the market during a second-half 2002 economic recovery. Careful analysis of industry trends and the likely winners and losers will need to be undertaken, an objective we are actively embracing in our research efforts. Going forward, we will focus on the long-term investment prospects while looking past near-term noise and uncertainty.

Global Review - For much of the period, most foreign markets followed the lead of U.S. markets, both up and down. In fact, the correlation among the world's markets rose to its highest level ever around mid-2001. For many years, the vibrant U.S. economy provided the marginal demand needed to compensate for muted growth in Japan and Europe. As economic weakness and declining corporate profits eventually spread beyond our borders, global equity markets followed U.S. markets lower. For the 12-month period ended November 30, 2001, global equity markets, based on the MSCI World Equity Index, returned (17.05) percent.

The repercussions of the September 11 attacks were felt around the globe, sending shock waves through individual stocks and entire sectors in Europe, Aus-tralia and the Far East. In Europe, growth prospects dimmed considerably, and stock valuations against bonds fell to their lowest levels in a decade. Current valuations in the Japanese market would be compelling were it not for lingering economic malaise and uncertainty surrounding possible reform measures.

Global Outlook - As the United States struggles through its post-September 11 recession, it will drag the world's economies with it. Large amounts of excess capacity worldwide will keep inflation low, but will also provide a difficult operating environment for corporate profits. Federal Reserve policies will go a long way toward reinvigorating economic growth, but the European Central Bank has been more restrained due to lingering concerns over inflation.

Low interest rates, fiscal stimulation and abundant global liquidity are now in evidence to create a floor for economic activity. Reduced oil prices will also provide an additional boost to global economies, particularly in European and Asian countries that are net exporters of oil.

Another constructive factor for worldwide markets is the yield curve, which is sloping more aggressively upward than at any time in recent memory. When combined with falling short-term interest rates, such a yield curve is often a positive signal for international markets because of their sensitivity to exports. On balance, therefore, we are inclined to be more optimistic than we have been in quite some time. The market may retest its recent lows, especially in the event of further terrorist attacks on America or its allies, but we expect those lows to hold.

Despite the many positives, however, we believe a new global bull market will not emerge until there is clear evidence that the downturn in corporate profits is over and that profit expectations have the scope to rise. In a world of negligible inflation, even modest performance will produce solid real rates of return. Companies and investors around the globe will continue to face challenges, but current interest rate, liquidity and yield curve trends should encourage investors to assume some of the associated risks where fundamentals are strong. Furthermore, today's low valuation levels suggest limited risks and a low base from which to steadily rebuild.

As always, we thank you for your continued support of Northern Institutional Funds.

Sincerely,

/s/ Orie L. Dudley Jr.
Orie L. Dudley Jr.
Chief Investment Officer

EQUITY AND FIXED INCOME PORTFOLIOS  4  NORTHERN INSTITUTIONAL FUNDS ANNUAL
REPORT

INTERNATIONAL GROWTH PORTFOLIO

---------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
---------------------------------

Two opposing forces drove equity markets during the past year. On one hand, the global economic slowdown led to a persistent slide in corporate earnings forecasts and stock valuations. On the other hand, stimulatory efforts, particularly by the United States, fueled confidence in a future economic recovery. The alternating ascendancy of these two forces contributed to an extremely volatile market in which macroeconomic factors dominated individual company merits -- a difficult environment for stock picking.

The events of September 11 increased investor pessimism and compelled U.S. authorities to further stimulate the economy. Despite the atrocious nature of the terrorist attacks, they signaled the floor for global equity markets. As a consequence, the Portfolio's defensive posture was altered to a pro-cyclical bias.

Going forward, the big question is whether stimulatory policies will engender a sustainable economic rebound in America and elsewhere. Although the markets are currently anticipating a recovery, convincing signs of a U.S. turnaround will soon be needed to support the markets from these levels. Moreover, the magnitude of the recovery may leave room for disappointment. We have positioned the Portfolio in anticipation of an economic upturn, but that stance will be closely monitored. Lack of data supporting the recovery scenario or disappointment over its strength may have a major impact on the sectors represented in the Portfolio. The more difficult the recovery, the more well-managed companies with strong balance sheets would benefit at the expense of the weak.

--------------------------
INVESTMENT PERFORMANCE
--------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                          CLASS A        CLASS D           MSCI
TOTAL RETURN              SHARES         SHARES*        EAFE INDEX
-------------------------------------------------------------------
ONE YEAR                  (23.51)%       (23.61)%        (19.13)%
FIVE YEAR                   3.64           3.64            0.51
SINCE INCEPTION             3.60           3.12            3.23**
-------------------------------------------------------------------

*For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A Shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

**Since inception of Class A.

---------------------------------
GROWTH OF A $10,000 INVESTMENT
---------------------------------

CLASS A SHARES

INTERNATIONAL GROWTH
PORTFOLIO                MSCI EAFE INDEX
10,000                   10,000
10,210                   10,349
 9,972                   11,132
10,967                   12,441
11,433                   12,392
13,770                   14,430
17,910                   17,475
17,148                   15,784
13,116                   12,765

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The index figures do not reflect any fees or expenses.

-----------------------------------

PORTFOLIO MANAGER
---------------------------------
Andrew Parry
---------------------------------

FUND FACTS (AS OF 11/30/01)


TICKER SYMBOL               BIGAX

INCEPTION DATE
CLASS A SHARES            3/28/94
CLASS D SHARES           11/16/94

TOTAL NET ASSETS     $125,336,821

NET ASSET VALUE
CLASS A SHARES              $7.23
CLASS D SHARES               7.22

-----------------------------------

Past performance is no guarantee of future results.

Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  5  EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

---------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
---------------------------------

During the 12-month period ending November 30, 2001, international stocks, as represented by the MSCI Europe, Australia and Far East Index (EAFE), returned -19.13 percent in U.S. dollars, assuming the reinvestment of net dividends. As designed, the Portfolio's performance closely tracked that of the EAFE Index, returning -19.94 percent. Differences in returns relative to the Index were driven by transaction costs and Portfolio expenses.

On a country level, New Zealand and Australia were strong performers, returning
10.31 percent and 4.09 percent, respectively, in U.S. dollars. Finland and Singapore were Index laggards, returning -38.98 percent and -30.38 percent, respectively, in U.S. dollars.

Phase I of MSCI's Indices transition to free float weighting and extended market capitalization coverage became effective after global markets closed on November
30. Phase II will be effective May 31, 2002. The Provisional EAFE Index, which reflects the full transition, increases the UK's weight by approximately 5 percent, while France's and Germany's weights decline nearly 2 percent each. On a sector basis, energy gained market share while telecommunications lost market share.

In spite of Wall Street's predictions, the transition did not cause significant price distortions in EAFE's constituents. The traditional index effect in which securities experiencing net inflows of capital outperform those experiencing net outflows was noticeably absent. Through the transition, the Portfolio successfully avoided market impact where possible and, in the aggregate, added value relative to the EAFE Index. Going forward, we will continue to employ a passive investment strategy to provide returns that approximate those of the EAFE Index.

------------------------
INVESTMENT PERFORMANCE
------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

TOTAL RETURN                  CLASS A         CLASS D           MSCI
WITH TRANSACTION FEE          SHARES          SHARES         EAFE INDEX
------------------------------------------------------------------------
ONE YEAR                      (19.94)%        (20.79)%         (19.13)%
SINCE INCEPTION                 1.22            0.70             1.17*
------------------------------------------------------------------------

*Since inception of Class A.

--------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------

CLASS A SHARES

INTERNATIONAL EQUITY
INDEX PORTFOLIO             MSCI EAFE INDEX
10,000                      10,000
10,446                      10,250
12,061                      11,936
14,513                      14,455
13,080                      13,057
10,582                      10,559

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The Index figures do not reflect any fees or expenses.

--------------------------------------


PORTFOLIO MANAGER
------------------------------------
Eric Wang
------------------------------------

FUND FACTS (AS OF 11/30/01)

TICKER SYMBOL                  BIEIX

INCEPTION DATE
CLASS A SHARES                4/1/97
CLASS D SHARES               10/5/98

TOTAL NET ASSETS         $89,014,640

NET ASSET VALUE
CLASS A SHARES                 $9.00
CLASS D SHARES                  8.80


--------------------------------------

Past performance is no guarantee of future results.

Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

The International Equity Index Portfolio requires the payment of an additional transaction fee on purchases of shares equal to 1.0% of the dollar amount invested. The additional transaction fee is not a sales charge but is retained by the Portfolio to offset the costs of security purchases.

EQUITY PORTFOLIOS  6  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SMALL COMPANY GROWTH PORTFOLIO

--------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------

Relatively high valuations, a domestic recession and terrorist attacks made for a difficult year for small-cap growth stocks. With the Russell 2000 Growth Index falling significantly over the past 12 months, most small-cap growth portfolios also suffered declines, including ours. In this environment, lower-price/earnings value stocks significantly outperformed our growth-oriented style. Owning defensive stocks, primarily in the financial and health care sectors, and selling technology and consumer stocks were the keys to success during the year.

However, given the overall decline in small-cap growth stocks, many valuations are now considerably more attractive at a time when economic recovery appears increasingly likely over the coming quarters. Substantially lower interest rates and positive economic prospects historically provide an excellent environment for small-cap growth stocks.

Our Portfolio is increasingly being positioned to participate in the forthcoming economic recovery. Moving from a more defensive stance, we have been adding to positions in the consumer discretionary and industrial sectors, which should benefit from rising gross domestic product. In particular, many retailers, casino operators and manufacturing-related equities are attractive. Overall, we believe the asset class in general and our Portfolio in particular are well positioned for a possible economic rebound in 2002.

-----------------------------
INVESTMENT PERFOMANCE
-----------------------------


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                                            RUSSELL 2000
TOTAL RETURN                 CLASS A           INDEX
--------------------------------------------------------
ONE YEAR                     (20.28)%          4.82%
SINCE INCEPTION              (13.34)           2.08
--------------------------------------------------------

--------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------

CLASS A SHARES

SMALL COMPANY
GROWTH PORTFOLIO      RUSSELL 2000 INDEX
10,000                10,000
 9,420                 9,942
 7,510                10,421

The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Index figures do not reflect any fees or expenses.


------------------------------------


PORTFOLIO MANAGER
---------------------------------
David H. Burshtan
---------------------------------

FUND FACTS (AS OF 11/30/01)

TICKER SYMBOL               BSGRX

INCEPTION DATE
CLASS A SHARES            12/1/99

TOTAL NET ASSETS      $35,253,166

NET ASSET VALUE
CLASS A SHARES              $7.51


------------------------------------

Past performance is no guarantee of future results.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  7  EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

---------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
---------------------------------

Small-capitalization stocks, as represented by the benchmark Russell 2000 Index, returned 4.82 percent during the 12-month period ending November 30, 2001. In comparison, large-capitalization stocks, as measured by the S&P 500 Index, returned -12.21 percent during the same period. As designed, the Portfolio's performance closely tracked that of the Russell 2000 Index, returning 4.76 percent (Class A, without transaction fees). Differences in returns relative to the benchmark were driven by transaction costs and Portfolio expenses.

As of November 30, 2001, the market capitalization of companies in the Russell 2000 Index ranged from $0.30 million to $2.07 billion. The median company size was $267.76 million, while the average company size was $391.72 million. The total market capitalization of the Russell 2000 was approximately 6.7 percent of the Russell 3000 market capitalization on November 30, 2001.

Communication services, which represents about 1.17 percent of the Russell 2000, was the worst performing sector at -25.11 percent over the past 12 months. The financial sector, which represents about 20.5 percent of the Russell 2000, was the best performer with a return of 24.5 percent.

Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the Russell 2000 Index.

------------------------
INVESTMENT PERFORMANCE
------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001


TOTAL RETURN                   CLASS A          CLASS D         RUSSELL 2000
WITH TRANSACTION FEE           SHARES           SHARES              INDEX
-----------------------------------------------------------------------------
ONE YEAR                         4.21%            3.62%             4.82%
FIVE YEAR                        6.27             5.67              6.79
SINCE INCEPTION                  9.59            10.57             10.13*
-----------------------------------------------------------------------------
*Since inception of Class A.

--------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------

CLASS A SHARES


SMALL COMPANY        RUSSELL
INDEX PORTFOLIO     2000 INDEX

10,000                10,000
11,349                11,495
11,181                11,366
14,278                14,606
16,563                17,018
20,380                21,002
18,946                19,612
21,783                22,685
21,538                22,553
22,563                23,640

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Index figures do not reflect any fees or expenses.

------------------------------------------

PORTFOLIO MANAGER
---------------------------------------
Brent Reeder
---------------------------------------

FUND FACTS (AS OF 11/30/01)

TICKER SYMBOL                    BSCAX

INCEPTION DATE
CLASS A SHARES                 1/11/93
CLASS D SHARES                 12/8/94

TOTAL NET ASSETS          $317,391,692

NET ASSET VALUE
CLASS A SHARES                  $10.23
CLASS D SHARES                   10.07


------------------------------------------

Past performance is no guarantee of future results.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

The Small Company Index Portfolio requires the payment of an additional transaction fee on purchases of shares equal to 0.5% of the dollar amount invested. The additional transaction fee is not a sales charge but is retained by the Portfolio to offset the costs of security purchases.

EQUITY PORTFOLIOS  8  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MID CAP GROWTH PORTFOLIO

---------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
---------------------------------

The double-edged sword of an economic recession and the tragic events of September 11 forced all major stock markets well into negative territory during the fiscal year. Unlike most economic downturns, this latest recession was caused by a significant deceleration in corporate spending rather than consumer spending. To their credit, consumers held up fairly well throughout the period, while businesses felt the effects of technology overspending in recent years and profit pressures leading to corporate cutbacks. The Portfolio was positioned defensively for much of the year, and, for the most part, that positioning worked in our favor.

At this point, we are looking beyond current economic difficulties to better prospects for 2002 and 2003. The Federal Reserve has been extremely accommodating in lowering short-term interest rates to levels not seen since 1962. The government has already provided one economic stimulus package and another may be forthcoming. Inflation remains low and looks to stay subdued given falling energy prices and rising unemployment.

For 2002, we see many mid-cap companies with attractive business models, new products and appealing valuations, including some technology companies that have fallen sharply in recent years. We have begun to invest in those companies that we believe will participate in the economic recovery.

-------------------------
INVESTMENT PERFORMANCE
-------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                                                                        S&P
                        CLASS A         CLASS C        CLASS D       MIDCAP 400
TOTAL RETURN            SHARES          SHARES         SHARES          INDEX
--------------------------------------------------------------------------------
ONE YEAR                (13.26)%         N/A             N/A            1.73%
SINCE INCEPTION          (5.57)         4.07*         (19.26)*          5.62**
--------------------------------------------------------------------------------

*Returns are cumulative for periods less than one year. **Since inception of Class A.

-------------------------------
GROWTH OF A $10,000 INVESTMENT
-------------------------------

CLASS A SHARES

                                   S&P
                                MIDCAP 400
MID CAP GROWTH PORTFOLIO          INDEX
10,000                           10,000
10,330                           10,915
 8,960                           11,105

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Index figures do not reflect any fees or expenses.

---------------------------------------

PORTFOLIO MANAGER
-----------------------------------
Kenneth J. Turek
-----------------------------------

FUND FACTS (AS OF 11/30/01)

TICKER SYMBOL                BMGRX

INCEPTION DATE
CLASS A SHARES            12/31/99
CLASS C SHARES              4/4/01
CLASS D SHARES             1/29/01

TOTAL NET ASSETS       $35,165,282

NET ASSET VALUE
CLASS A SHARES               $8.96
CLASS C SHARES                8.94
CLASS D SHARES                8.93


---------------------------------------

Past performance is no guarantee of future results.

Mid-sized company stocks are generally more volatile than large-company stocks.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  9  EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

-----------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

Ongoing concerns over economic weakness and the tragic events of September 11 cast a dark shadow over the equity markets and the Portfolio, both of which spent most of the year in significant negative territory. Even the unprecedented stimuli of 10 Federal Reserve interest rate cuts and recently enacted tax relief have yet to revive the economy. Equities essentially followed the economy south for the past year and are just starting to show signs of life in anticipation of better prospects for 2002.

Based on our expectations for a poor market environment, the Portfolio was not positioned for the early-2001 Fed easings and, thus, underperformed during the market rally that followed those easings. Subsequent rate cuts had less market impact, and our generally defensive positioning fared well through mid-year. However, our less aggressive posture again resulted in lagging performance over the past several months when the market rallied strongly.

Our market view has gradually become more positive in recent months. The pillars upon which better markets are built seem firmly in place, including low interest rates, benign inflation and prospects for additional government stimulus. Although currently anemic, we believe the economy is bound to respond to these stimuli, and solid earnings growth will eventually return. As a result, we are adding to sectors that we expect will benefit from an improved economy -- such as retail, technology and growth industrials -- while reducing exposure to health care and consumer staples.

------------------------
INVESTMENT PERFORMANCE
------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                      CLASS A     CLASS C     CLASS D     S&P 500
TOTAL RETURN          SHARES      SHARES      SHARES       INDEX
--------------------------------------------------------------------
ONE YEAR              (20.92)%    (21.11)%    (21.18)%    (12.21)%
FIVE YEAR              11.10       10.84       10.69       10.07
SINCE INCEPTION        11.54       11.34       14.39       13.77*
--------------------------------------------------------------------

*Since inception of Class A.

--------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------

CLASS A SHARES


FOCUSED GROWTH           S&P 500
PORTFOLIO                 INDEX
10,000                   10,000
10,436                   10,370
 9,796                   10,478
12,569                   14,348
14,810                   18,343
18,817                   23,571
23,345                   29,154
31,337                   35,245
31,704                   33,755
25,072                   29,633

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.


------------------------------------------

PORTFOLIO MANAGERS
------------------------------------
Jon D. Brorson
Kenneth J. Turek
------------------------------------

FUND FACTS (AS OF 11/30/01)

TICKER SYMBOL                  BFGAX

INCEPTION DATE
CLASS A SHARES                7/1/93
CLASS C SHARES               6/14/96
CLASS D SHARES               12/8/94

TOTAL NET ASSETS        $256,740,963

NET ASSET VALUE
CLASS A SHARES                $12.72
CLASS C SHARES                 12.57
CLASS D SHARES                 12.30


------------------------------------------

Past performance is no guarantee of future results.

EQUITY PORTFOLIOS  10  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

DIVERSIFIED GROWTH PORTFOLIO

----------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
----------------------------------

While the events of the past fiscal year will never be forgotten, it was certainly a year many investors are glad to put behind them. From an economic and market perspective, the year initially saw the Federal Reserve aggressively lower interest rates to stave off an economic slowdown. Later, the Fed acted to provide ample liquidity to ensure that financial markets operated smoothly after September 11. We also saw widespread reductions in corporate earnings growth prospects, particularly within technology and telecommunication sectors. The reversal of fortune for many companies and industries was dramatic, both in its magnitude and the speed with which values fell from their peaks to current levels.

In the early stages of the year, the Portfolio adopted a more defensive posture, favoring those growth companies with better earnings consistency, stronger balance sheets, lower price-earnings multiples and, on balance, higher quality within their respective peer groups. This proved to be a worthwhile strategy for most of the period, but has lagged recently.

Our outlook is constructive for the economy and, therefore, the equity market as we look forward to 2002. The positive liquidity backdrop, better valuations and improving earnings growth prospects all bode well for higher equity prices. Today, we have positioned the Portfolio in more cyclically oriented issues that should benefit from an expected acceleration in economic activity by mid-2002.


------------------------
INVESTMENT PERFORMANCE
------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001


                               CLASS A           CLASS D           S&P 500
   TOTAL RETURN                SHARES            SHARES             INDEX
--------------------------------------------------------------------------------
   ONE YEAR                    (16.52)%          (16.69)%          (12.21)%
   FIVE YEAR                    10.51             10.11             10.07
   SINCE INCEPTION              10.75             12.21             13.56*
--------------------------------------------------------------------------------

*Since inception of Class A.

-------------------------------
GROWTH OF A $10,000 INVESTMENT
-------------------------------

CLASS A SHARES

[GRAPH]

DIVERSIFIED      S&P 500 INDEX

  10,000            10,000
  10,743            10,874
   9,989            10,988
  12,444            15,046
  15,031            19,235
  19,095            24,718
  23,922            30,572
  29,820            36,959
  29,679            35,398
  24,777            31,075

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

----------------------------------------------

    PORTFOLIO MANAGERS
  --------------------------------------------
   Jon D. Brorson
   John J. Zielinski
  --------------------------------------------

   FUND FACTS (AS OF 11/30/01)


   TICKER SYMBOL                           BDVAX


   INCEPTION DATE
   CLASS A SHARES                        1/11/93
   CLASS D SHARES                        9/14/94

   TOTAL NET ASSETS                $ 102,575,244

   NET ASSET VALUE
   CLASS A SHARES                  $        7.52
   CLASS D SHARES                           7.23
-------------------------------------------------------

Past performance is no guarantee of future results.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  11  EQUITY PORTFOLIOS

    EQUITY INDEX PORTFOLIO

-------------------------------------
    PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------------

For the 12-month period ending November 30, 2001, large-capitalization stocks, as represented by the benchmark S&P 500 Index, returned -12.21 percent. Large-cap stocks underperformed small- and mid-cap stocks, as measured by the Russell 2000 Index (4.82 percent) and the S&P MidCap 400 Index (1.73 percent), respectively. As designed, the Portfolio's performance closely tracked that of the S&P 500 Index, returning -12.19 percent. Differences in performance relative to the Index were driven by transaction costs and Portfolio expenses.

As of November 30, 2001, information technology and financials constituted the Portfolio's largest sector positions at 18.0 percent and 17.6 percent, respectively. During the preceding 12 months, information technology was the Index's poorest performing sector, down 32.7 percent. Conversely, the materials sector was the Index's best performer, contributing a 21.5 percent return.

There were 43 additions and deletions to the S&P 500 Index during the year, all of which were incorporated into the Portfolio. In response to short-term market unrest after the September 11 tragedies, the normal quarterly share rebalance, originally scheduled for September 21, was cancelled. These changes, along with any new modifications, will be incorporated into the December share rebalance.

Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of our benchmark Index.


---------------------------
    INVESTMENT PERFORMANCE
---------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                      CLASS A     CLASS C     CLASS D     S&P 500
TOTAL RETURN          SHARES      SHARES      SHARES      INDEX
---------------------------------------------------------------------
ONE YEAR              (12.19)%    (12.43)%    (12.36)%    (12.21)%
FIVE YEAR               9.78        9.51        9.41       10.07
SINCE INCEPTION        13.51       12.59       14.44       13.56*
---------------------------------------------------------------------

*Since inception of Class A.

-----------------------------------
    GROWTH OF A $10,000 INVESTMENT
-----------------------------------

CLASS A SHARES

      [GRAPH]

Equity           S&P 500 INDEX
10,000               10,000
11,008               10,874
11,102               10,988
15,171               15,046
19,347               19,235
24,753               24,718
30,533               30,572
36,802               36,959
35,121               35,398
30,841               31,075

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

PORTFOLIO MANAGER
------------------------------------------
Paula Smith
------------------------------------------

FUND FACTS (AS OF 11/30/01)


TICKER SYMBOL                    BEIAX

INCEPTION DATE
CLASS A SHARES                 1/11/93
CLASS C SHARES                 9/28/95
CLASS D SHARES                 9/14/94

TOTAL NET ASSETS         $ 981,772,572

NET ASSET VALUE

CLASS A SHARES                  $15.57
CLASS C SHARES                   15.51
CLASS D SHARES                   15.51


Past performance is no guarantee of future results.

EQUITY PORTFOLIOS  12  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

  BALANCED PORTFOLIO


-----------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

While the events of the past fiscal year will never be forgotten, it was certainly a year many investors are glad to put behind them. From an economic and market perspective, the Federal Reserve aggressively lowered interest rates to stave off an economic slowdown and provide ample liquidity for the financial markets after September 11. The year also saw pervasive reductions in the earnings growth prospects for corporate America, with a particular ratcheting down of expectations in many technology and telecommunication-related areas. The reversal of fortune for many companies and industries was dramatic, both in its magnitude and the speed with which values fell from their peaks to current levels.

In the early stages of the year, we were underweighted in equities, but moved to a more constructive stance in mid-year. The positive liquidity backdrop, better valuations and prospects for an uptick in earnings growth all support higher equity prices. Today, we have positioned the equity portfolio in more cyclically oriented issues that should benefit from an anticipated acceleration in economic activity by mid-2002.

Within the fixed income portfolio, we are overweighted in corporate bonds, but favor more diversification as issue-specific risks remain high.


--------------------------
  INVESTMENT PERFORMANCE
--------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                                     CLASS A    CLASS C   CLASS D   COMPOSITE
  TOTAL RETURN                       SHARES     SHARES    SHARES    INDEX
------------------------------------------------------------------------------
  ONE YEAR                           (4.11)%    (4.33)%   (4.44)%   (1.96)%
  FIVE YEAR                           9.31       9.07      8.89      9.07
  SINCE INCEPTION                     9.23       9.81      9.53     10.71*
------------------------------------------------------------------------------
*Since inception of Class A.


-----------------------------------
  GROWTH OF A $10,000 INVESTMENT
-----------------------------------

CLASS A SHARES

                                    [GRAPH]
                                                        Lehman Brothers
                                                          Intermediate
                                                      Government/Corporate
                                                           Bond Index
Balanced Portfolio   Composite Index   S&P 500 Index
      10,000               10,000          10,000            10,000
      10,309               10,290          10,370            10,196
       9,817               10,305          10,478            10,009
      11,804               12,982          14,348            11,465
      13,469               15,262          18,343            12,132
      15,797               18,054          23,571            12,899
      18,473               21,175          29,154            14,043
      21,079               23,713          35,245            14,200
      21,918               24,024          33,755            15,304
      21,017               23,554          29,633            17,077

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Composite Index for the Balanced Portfolio consists of 55% S&P 500, 40% Lehman Brothers Intermediate Government/ Corporate Bond Index, and 5% 91-day Treasury bills. The Index figures do not reflect any fees or expenses.


--------------------------------------------



  PORTFOLIO MANAGERS
 ---------------------------------------
  JOHN J. ZIELINSKI
  ERIC M. BERGSON
 ---------------------------------------



  FUND FACTS (AS OF 11/30/01)


  TICKER SYMBOL                  BBALX

  INCEPTION DATE
  CLASS A SHARES                7/1/93
  CLASS C SHARES              12/29/95
  CLASS D SHARES               2/20/96

  TOTAL NET ASSETS        $ 98,283,356

  NET ASSET VALUE
  CLASS A SHARES          $      11.76
  CLASS C SHARES                 11.76
  CLASS D SHARES                 11.69



--------------------------------------------



Past performance is no guarantee of future results.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  13  EQUITY PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO

---------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
---------------------------------

Although the U.S. economy's slide into recession dominated the year, no country escaped the global slowdown. The U.S. Federal Reserve responded earliest and most aggressively, cutting rates 450 basis points to a 40-year low. In Europe, the European Central Bank reduced policy rates 150 basis points over the same period, while the Bank of Japan restored its zero interest rate policy and tentatively moved toward quantitative easing. Government bonds fared well in this environment, but significant gains were limited to shorter-dated securities. Dramatic yield curve steepening left longer-dated securities with meager gains, despite a flight-to-quality rally following September 11. High-quality bonds outperformed governments as swap spreads tightened sharply. Lower-rated credits behaved erratically, first rallying strongly as rates eased, then suffering when global recession became apparent and recovering again as equities rebounded. The U.S. dollar ended the period little changed, while the yen was persistently weak.

Overall, the Portfolio outperformed its benchmark by a significant margin for the year. Our general overweights in shorter-dated European and U.S. bonds benefited from interest rate trends. Investments in A and BBB corporate bonds contributed strongly to returns in the first half of the period, but much of these gains were surrendered as credit spreads widened. Currency positioning has consistently added value through our structural underweighting of the yen and tactical overweighting of European currencies.

Looking forward, interest rate trends should remain favorable as inflation falls sharply and the global economy proves slow to recover. We expect dollar weakness to resume, producing healthy gains on international bonds for dollar-based investors.

--------------------------
INVESTMENT PERFORMANCE
--------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001


                                J.P. MORGAN NON-U.S.
TOTAL RETURN          CLASS A     GOV'T BOND INDEX
-------------------------------------------------------
ONE YEAR               5.81%            3.82%
FIVE YEAR              0.40             0.61
SINCE INCEPTION        4.22             4.20
-------------------------------------------------------

----------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------


INTERNATIONAL        J.P. MORGAN NON-U.S.
BOND PORTFOLIO       GOV'T BOND INDEX

10,000               10,000
10,405               10,374
12,299               12,413
13,464               13,298
13,052               12,840
14,599               14,642
13,801               14,138
12,982               13,207
13,735               13,712

The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged index of prices of non-U.S. Government bonds with maturities of one to thirty years. The Index figures do not reflect any fees or expenses.

--------------------------------------------


PORTFOLIO MANAGER
-----------------------------------------
Guy Williams
-----------------------------------------


FUND FACTS (AS OF 11/30/01)

TICKER SYMBOL                       BIBAX

INCEPTION DATE
CLASS A SHARES                    3/28/94

TOTAL NET ASSETS              $26,969,240

NET ASSET VALUE
CLASS A SHARES                     $18.77


--------------------------------------------

Past performance is no guarantee of future results.

Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

The Portfolio is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.


FIXED INCOME PORTFOLIOS  14  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

BOND PORTFOLIO

----------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
----------------------------------

As the economy slowed and fixed income markets experienced high levels of interest rate and spread volatility, the Federal Reserve lowered its target rate 450 basis points over the period. However, this aggressive Fed action, coupled with a well-timed tax cut, was not enough to prevent the economy from continuing its downhill slide. Although the tragic events of September 11 exacerbated short-term weakness, the added Fed aggressiveness that ensued may have finally set the stage for an economic recovery. For the year, short-term interest rates fell dramatically, the yield curve steepened and most spread sectors outperformed Treasuries. While the investment-grade credit sector was the best performer as a whole, spread volatility was high and the incidence of issuer-specific problems was great.

The Portfolio's interest rate positioning provided a slight drag on performance, while sector decisions made a positive contribution with overweights in the better-performing sectors and underweights in lagging sectors. Although a high yield position exposed the Portfolio to an underperforming sector, decisions to overweight higher quality, more stable securities within the sector provided an offset through strong relative performance. Our inability to avoid company-specific problems in the investment-grade corporate sector ultimately led to overall under-performance versus our benchmark.

We believe the recent fluctuation in interest rates provides a trading opportunity, and we are entering the new year with a slightly longer Portfolio duration than our benchmark. As the economy improves and the technical position for Treasuries declines, we will continue to favor spread sectors, particularly the corporate market.


-------------------------
INVESTMENT PERFORMANCE
-------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001


                                                             LEHMAN
                        CLASS A      CLASS C      CLASS D   AGGREGATE
TOTAL RETURN            SHARES       SHARES       SHARES    BOND INDEX
----------------------------------------------------------------------
ONE YEAR                 9.08%        8.83%        8.64%     11.16%
FIVE YEAR                6.87         6.61         6.40       7.36
SINCE INCEPTION          7.48         6.95         7.82       7.36*
----------------------------------------------------------------------
*Since inception of Class A.

--------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------

CLASS A SHARES


                     LEHMAN BROTHERS
                        AGGREGATE
BOND PORTFOLIO          BOND INDEX

10,000                    10,000
11,059                    10,916
10,612                    10,582
12,900                    12,449
13,617                    13,204
14,734                    14,201
16,249                    15,544
16,028                    15,537
17,401                    16,946
18,981                    18,837

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer. The Index figures do not reflect any fees or expenses.

-------------------------------------

PORTFOLIO MANAGERS
-----------------------------------
Mark J. Wirth
Steven M. Schafer
-----------------------------------


FUND FACTS (AS OF 11/30/01)

TICKER SYMBOL                 BBPAX

INCEPTION DATE
CLASS A SHARES              1/11/93
CLASS C SHARES               7/3/95
CLASS D SHARES              9/14/94

TOTAL NET ASSETS       $899,250,536

NET ASSET VALUE
CLASS A SHARES               $19.94
CLASS C SHARES                19.93
CLASS D SHARES                19.91


-------------------------------------

Past performance is no guarantee of future results.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  15  FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO

----------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
----------------------------------

In an effort to stimulate our slumping economy, the Federal Reserve lowered its target rate 10 times over the past year, for a total reduction of 450 basis points. Despite this aggressive action and a timely tax cut, the business sector remained weak, the economy continued its downhill slide and high levels of interest rate and spread volatility ensued. The tragedies of September 11 exacerbated short-term economic weakness, but spurred additional Fed aggressiveness that may eventually rekindle the economy.

Short-term interest rates fell more than longer rates, as evidenced by the 277-basis-point decline in two-year Treasuries. With the yield curve steepening, most spread sectors outperformed Treasuries, although corporate sectors experienced significant volatility along the way. While investment-grade securities produced the best results, spread volatility was high and issuer-specific problems were frequent.

For the year, the Portfolio's interest rate positioning provided a slight drag on performance. Sector decisions, on the other hand, contributed positively due to overweights in the better-performing sectors (corporates, asset-backed securities and commercial mortgage-backed securities) and underweights in sectors performing less well (Treasuries and agency mortgage-backed securities). Security selection proved to be the Achilles' heel, as company-specific problems led to overall underperformance versus our benchmark.

Because we believe the recent fluctuation in interest rates provides a trading opportunity, we enter the new year with a slightly longer Portfolio duration than our benchmark. As the economy improves and the technical position for Treasuries declines, we will continue to favor spread sectors, particularly the corporate market.

-------------------------
INVESTMENT PERFORMANCE
-------------------------

CUMULATIVE RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001


                                                         LEHMAN
                         CLASS A    CLASS C   CLASS D   AGGREGATE
TOTAL RETURN             SHARES     SHARES    SHARES    BOND INDEX
-----------------------------------------------------------------
SINCE INCEPTION           4.54%     4.05%     4.05%      5.92%
-----------------------------------------------------------------

-----------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------

CLASS A SHARES


                     LEHMAN BROTHERS
                        AGGREGATE
CORE BOND PORTFOLIO     BOND INDEX

10,000                    10,000
10,454                    10,592

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer. The Index figures do not reflect any fees or expenses.

------------------------------------


PORTFOLIO MANAGERS
-----------------------------------
Mark J. Wirth
Steven M. Schafer
-----------------------------------

FUND FACTS (AS OF 11/30/01)

TICKER SYMBOL                 NOCBX

INCEPTION DATE
CLASS A SHARES              3/29/01
CLASS C SHARES              3/29/01
CLASS D SHARES              3/29/01

TOTAL NET ASSETS       $155,541,943

NET ASSET VALUE
CLASS A SHARES               $10.06
CLASS C SHARES                10.01
CLASS D SHARES                10.01


------------------------------------

Past performance is no guarantee of future results.

FIXED INCOME PORTFOLIOS  16  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

U.S. TREASURY INDEX PORTFOLIO

----------------------------------
 PORTFOLIO MANAGEMENT COMMENTARY
----------------------------------

The Lehman Brothers Treasury Bond Index produced a 12-month return of 9.86 percent. The first and third quarters accounted for the majority of gains, with the Index yielding 2.36 percent and 5.50 percent, respectively. Falling interest rates are generally associated with positive Treasury returns, and this year was no different. Weaker-than-expected economic data throughout the year drove Treasury prices up as the Federal Reserve lowered its target rate 10 times, from
6.5 percent to 2 percent.

Another significant market implication in 2001 was the Treasury's decision to discontinue the 30-year bond auction. This action, coupled with a weaker economy and increased government spending, should increase the supply of two- and 10-year Treasuries in the coming year. The yield curve finished the year steeper due to the declining federal funds rate and the subsequent fall of two-, five- and 10-year notes. Two- and five-year Treasury yields declined 277 and 138 basis points, respectively. The 10-year Treasury was lower by 75 basis points, while 30-year yields decreased only 32 basis points.

As it is designed to do, the Portfolio performed in line with the Lehman Treasury Bond Index during the year. We will continue to invest in securities represented by the Index in our effort to provide returns that closely approximate those of the Index.


-------------------------
 INVESTMENT PERFORMANCE
-------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                                                                      LEHMAN
                           CLASS A        CLASS C      CLASS D        TREASURY
   TOTAL RETURN            SHARES         SHARES       SHARES         BOND INDEX
--------------------------------------------------------------------------------
   ONE YEAR                 9.55%          9.12%        9.12%           9.86%
   FIVE YEAR                7.11           N/A          6.71            7.31
   SINCE INCEPTION          7.06           4.71         7.77            7.27*
--------------------------------------------------------------------------------

*Since inception of Class A.

-------------------------------
 GROWTH OF A 10,000 INVESTMENT
-------------------------------

CLASS A SHARES

                                    [GRAPH]

                    LEHMAN BROTHERS
   US TREASURY       TREASURY BOND
 INDEX PORTFOLIO         INDEX

      10,000              10,000
      10,995              11,026
      10,573              10,631
      12,368              12,480
      13,002              13,135
      13,967              14,096
      15,489              15,639
      15,164              15,374
      16,728              17,012
      18,326              18,689

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years. The Index figures do not reflect any fees or expenses.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

----------------------------------------------
 Tim Musial
----------------------------------------------

FUND FACTS (AS OF 11/30/01)


TICKER SYMBOL                                                       BTIAX


INCEPTION DATE
CLASS A SHARES                                                   01/11/93
CLASS C SHARES                                                   10/06/98
CLASS D SHARES                                                   11/16/94

TOTAL NET ASSETS                                             $ 45,599,084

NET ASSET VALUE
CLASS A SHARES                                                     $21.90
CLASS C SHARES                                                      21.89
CLASS D SHARES                                                      21.88

--------------------------------------------------------------------------------

Past performance is no guarantee of future results.

Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio is not guaranteed or insured by the U.S. Government.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  17  FIXED INCOME PORTFOLIOS

 INTERMEDIATE BOND PORTFOLIO

-----------------------------------
 PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

Despite aggressive Federal Reserve interest rate reductions and a well-timed tax cut, a persistently weak business sector continued to drag the economy down. The tragic events of September 11 and the ensuing war on terrorism exacerbated short-term economic weakness, but spurred additional Fed aggressiveness that may ultimately revive the economy. Within this environment, high levels of volatility in both interest rates and spreads resulted.

Interest rates were down for the year, particularly in shorter maturities, where two-year Treasuries fell by 277 basis points and steepened the yield curve. Most spread sectors outperformed Treasuries, though the path was anything but smooth. In particular, corporate sectors experienced significant volatility. While investment-grade credits delivered the best performance, spread volatility was high and issuer-specific problems were prevalent.

The Portfolio's interest rate positioning provided a slight drag on performance, as a modest positive contribution from duration decisions was offset by underperformance from the steeper yield curve. Sector decisions were a positive contributor, including overweights in corporates, asset-backed securities and commercial mortgage-backed securities and underweights in Treasuries and agency mortgage-backed securities. Ultimately, however, our inability to avoid company-specific problems led to overall underperformance versus our benchmark.

We enter the new year with a slightly longer duration than our benchmark. We continue to believe spread sectors in general and the corporate market specifically will outperform next year, based on an eventual improvement in the economy and a declining technical position for Treasuries as the government moves from surplus to deficit.

--------------------------
 INVESTMENT PERFORMANCE
--------------------------

 AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                                                                 LEHMAN INTERM.
                                     CLASS A        CLASS D       GOV'T/CORP.
 TOTAL RETURN                        SHARES         SHARES        BOND INDEX
--------------------------------------------------------------------------------
 ONE YEAR                            10.27%         9.98%            11.59%
 SINCE INCEPTION                      6.00          4.88              7.17*
--------------------------------------------------------------------------------

*Since inception of Class A.

---------------------------------
 GROWTH OF A $10,000 INVESTMENT
---------------------------------

                                     [GRAPH]

                      LEHMAN BROTHERS INTERMEDIATE
INTERMEDIATE BOND       GOVERNMENT/CORPORATE BOND
   PORTFOLIO                     INDEX

     10,000                       10,000
     10,118                       10,199
     10,880                       11,104
     10,907                       11,228
     11,671                       12,101
     12,870                       13,503

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years. The Index figures do not reflect any fees or expenses.

---------------------------------------------

 PORTFOLIO MANAGERS
-------------------------------------
 Mark J. Wirth
 Steven M. Shafer
-------------------------------------


 FUND FACTS (AS OF 11/30/01)


 TICKER SYMBOL                        NIBAX

 INCEPTION DATE
 CLASS A SHARES                      8/1/97
 CLASS D SHARES                     10/2/98

 TOTAL NET ASSETS              $ 44,399,334

 NET ASSET VALUE
 CLASS A SHARES                $      19.83
 CLASS D SHARES                       19.82




---------------------------------------------

Past performance is no guarantee of future results.

FIXED INCOME PORTFOLIOS  18  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

    SHORT-INTERMEDIATE BOND PORTFOLIO

---------------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
---------------------------------------

The fixed income markets saw high levels of volatility in both interest rates and spreads, resulting from a slowing economy. In an effort to cushion the economy's fall and facilitate a recovery, the Federal Reserve lowered its target rate 10 times for a total of 450 basis points over the past year. Despite this aggressive action and a well-timed tax cut, a very weak business sector dragged the economy into recession. The tragic events of September 11 and the ensuing war on terrorism exacerbated short-term weakness, but spurred additional Fed aggressiveness that may ultimately turn the economy.

The drop in interest rates was most pronounced among shorter maturities, where two-year Treasuries fell 277 basis points. A steepening yield curve and confidence in the Fed caused most spread sectors to outperform Treasuries. While the investment-grade credit sector was the best performer as a whole, spread volatility was high and the incidence of issuer-specific problems was great.

The Portfolio's interest rate positioning provided a slight drag on performance, as a modest positive contribution from duration decisions was offset by underperformance from yield curve steepening. Sector decisions were a positive contributor, but security selection proved to be the Achilles' heel, as our inability to avoid company-specific problems led to overall underperformance versus our benchmark.

Entering the new year, we believe the recent fluctuation in interest rates provides a trading opportunity, though rates may have already reached their lows for this market cycle. We continue to believe spread sectors in general and the corporate market specifically will outperform next year.

----------------------------
 INVESTMENT PERFORMANCE
----------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                                                                 MERRILL LYNCH
                                  CLASS A        CLASS D         1-5 CORP./GOV'T
 TOTAL RETURN                     SHARES         SHARES          BOND INDEX
--------------------------------------------------------------------------------
 ONE YEAR                          8.59%          8.16%            10.80%
 FIVE YEAR                         6.24           5.82              6.94
 SINCE INCEPTION                   6.18           6.23              6.58*
--------------------------------------------------------------------------------

*Since inception of Class A.

--------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------

CLASS A SHARES

                  [GRAPH]

                            MERRILL LYNCH 1-5
INTERMEDIATE BOND       GOVERNMENT/CORPORATE BOND
   PORTFOLIO                     INDEX

    10,000                       10,000
    10,590                       10,669
    10,678                       10,627
    11,915                       11,928
    12,592                       12,623
    13,340                       13,392
    14,341                       14,476
    14,663                       14,844
    15,692                       15,934
    17,040                       17,654

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with maturities of one to five years. The Index figures do not reflect any fees or expenses.

-----------------------------------------------------

  PORTFOLIO MANAGER

 --------------------------------------------
   Mark J. Wirth
 --------------------------------------------


   FUND FACTS (AS OF 11/30/01)

   TICKER SYMBOL                     BSBAX

   INCEPTION DATE
   CLASS A SHARES                 01/11/93
   CLASS D SHARES                 09/14/94

   TOTAL NET ASSETS           $272,040,985


   NET ASSET VALUE
   CLASS A SHARES             $      18.67
   CLASS D SHARES                    18.62


-----------------------------------------------------

Past performance is no guarantee of future results.


         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  19  FIXED INCOME PORTFOLIOS

 U.S. GOVERNMENT SECURITIES PORTFOLIO

-----------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

Describing the past fiscal year as "volatile" would be an understatement. Amid concerns over a slowing economy, the market prepared itself late in 2000 for Federal Reserve easing of interest rates. The first cut came early in 2001. Nine easings later, the federal funds rate had plunged from 6.5 percent to 2 percent, as the economy continued its downward spiral with the September 11 tragedies.

Gross domestic product moved from 1.9 percent in the fourth quarter of 2000 to -1.1 percent in the third quarter of 2001. Thirty-year mortgage rates fell as low as 6.45 percent before rising to 7.02 percent by period end. Unemployment rose, while consumer confidence tumbled. Against this backdrop, two-year Treasuries fell 277 basis points, while 30-year bonds dropped 32 basis points, causing the yield curve to steepen. Credit, mortgage and agency spreads generally ended the year tighter after periodic occasions of widening and tightening.

The Portfolio's absolute returns were attractive, and returns relative to the benchmark were strong. While duration moved from slightly long to short and then back again, performance was basically attributed to our changing, yet absolute, overweight in agency and mortgage-backed securities.

We enter the new year with a slightly longer duration than our benchmark, as we believe Fed easing is not quite finished. We also continue to overweight spread product in both agencies and mortgages with an emphasis on mortgages, which offer attractive spreads and fewer risks. As always, our credit quality remains extremely high.

----------------------------
  INVESTMENT PERFORMANCE
----------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2001

                            CLASS A             CLASS D         MERRILL LYNCH
   TOTAL RETURN             SHARES              SHARES          1-5 GOV'T INDEX
--------------------------------------------------------------------------------
   ONE YEAR                  10.03%               9.59%             10.28%
   FIVE YEAR                  6.53                6.13              6.84
   SINCE INCEPTION            5.90                6.24              6.28*
--------------------------------------------------------------------------------

*Since inception of Class A.

----------------------------------
  GROWTH OF A $10,000 INVESTMENT
----------------------------------

  US GOVERNMENT          MERRILL LYNCH 1-5
   SECURITIES            GOVERNMENT INDEX

     10,000                    10,000
     10,302                    10,333
     10,242                    10,282
     11,385                    11,525
     11,975                    12,178
     12,681                    12,914
     13,615                    13,960
     13,951                    14,307
     14,932                    15,374
     16,429                    16,955

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years. The Index figures do not reflect any fees or expenses.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

---------------------------------------------
Deborah Boyer
---------------------------------------------


FUND FACTS (AS OF 11/30/01)


TICKER SYMBOL                                               BUSAX

INCEPTION DATE
CLASS A SHARES                                             4/5/93
CLASS D SHARES                                            9/15/94

TOTAL NET ASSETS                                    $ 106,563,499

NET ASSET VALUE

CLASS A SHARES                                             $20.55
CLASS D SHARES                                              20.49


--------------------------------------------------------------------------------

Past performance is no guarantee of future results.

Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio are not guaranteed or insured by the U.S. Government.

FIXED INCOME PORTFOLIOS  20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                       THIS PAGE INTENTIONALLY LEFT BLANK

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  21  FIXED INCOME PORTFOLIOS

------------------------------------
     EQUITY PORTFOLIOS
-----
  STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  INTERNATIONAL                    SMALL
                                                                 INTERNATIONAL       EQUITY      SMALL COMPANY    COMPANY
Amounts in thousands,                                                GROWTH          INDEX         GROWTH         INDEX
except per share data                                              PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                               $ 124,803       $ 110,881      $  31,938     $ 355,370
Investments, at value                                              $ 127,742       $  88,933      $  35,298     $ 323,319
Cash and foreign currencies                                                1             236              1             7
Income receivable                                                         87             125             --           261
Receivable for foreign tax withheld                                      162              84             --            --
Receivable for securities sold                                            --              --            138            25
Receivable for variation margin on futures contracts                      --               4             --            --
Receivable for fund shares sold                                            5              18             12           786
Receivable from Administrator                                             15              13             23             9
Prepaid and other assets                                                  16               3              1             2
Total Assets                                                         128,028          89,416         35,473       324,409
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                                       2,409              --            148         6,066
Payable for variation margin on futures contracts                         --              --             --            80
Payable for fund shares redeemed                                         136             329              8           723
Accrued investment advisory fees                                          82              18             23            50
Accrued administration fees                                               15              11              3            25
Accrued custody and accounting fees                                       13               9              5            17
Accrued transfer agent fees                                                1               1             --             3
Accrued registration fees and other liabilities                           35              33             33            53
Total Liabilities                                                      2,691             401            220         7,017
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $ 125,337       $  89,015      $  35,253     $ 317,392
--------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                      $ 173,859       $ 111,976      $  54,581     $ 361,247
Accumulated undistributed net investment income (loss)                  (375)            652           (163)        3,611
Accumulated undistributed net realized gains (losses) on
   investments, options, futures contracts, foreign currency
   transactions and forward foreign currency transactions            (51,077)         (1,672)       (22,525)      (16,378)
Net unrealized appreciation (depreciation) on investments,
   futures contracts, foreign currency transactions and
   forward foreign currency transactions                               2,955         (21,939)         3,360       (31,088)
Net unrealized losses on translation of other assets and
   liabilities denominated in foreign currencies                         (25)             (2)            --            --
Net Assets                                                         $ 125,337       $  89,015      $  35,253     $ 317,392
--------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Class A                                                         $ 123,520       $  89,005      $  35,253     $ 317,330
   Class C                                                         $      --       $      --      $      --     $      --
   Class D                                                         $   1,817       $      10      $      --     $      62

Total Shares Outstanding (no par value), Unlimited
   Shares Authorized:
   Class A                                                            17,076           9,884          4,695        31,024
   Class C                                                                --              --             --            --
   Class D                                                               251               1             --             6

Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                         $    7.23       $    9.00      $    7.51     $   10.23
   Class C                                                         $      --       $      --      $      --     $      --
   Class D                                                         $    7.22       $    8.80      $      --     $   10.07
--------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

   MID CAP         FOCUSED       DIVERSIFIED        EQUITY
   GROWTH          GROWTH          GROWTH           INDEX         BALANCED
  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------
  $  30,333       $ 223,004       $  92,250       $  879,154      $  94,176
  $  34,192       $ 253,739       $ 103,704       $1,012,283      $  97,982
          1               1              --                5              2
         10             171              72            1,381            461
          -               -               -                -              -
      1,092          11,806              --               86            228
          -               -               -                -              -
      1,639              58              --              183             14
         25              25              30               --             23
          1               3               3                7              4
     36,960         265,803         103,809        1,013,945         98,714
---------------------------------------------------------------------------

        619           8,745           1,125            1,740            217
         --              --               8              287             45
          6              71              11           29,737             75
         22             162              46               82             40
          3              20               8               82              8
          6               3               1               13             --
         --               3               1               14              1
      1,139              58              34              217             45
      1,795           9,062           1,234           32,172            431
---------------------------------------------------------------------------
  $  35,165       $ 256,741       $ 102,575       $  981,773      $  98,283
---------------------------------------------------------------------------

  $  45,850       $ 278,962       $  94,834       $  832,022      $  95,677
         --            (189)            420            2,099            279


    (14,544)        (52,767)         (4,236)          11,661         (2,909)


      3,859          30,735          11,557          135,991          5,236

         --              --              --               --             --
  $  35,165       $ 256,741       $ 102,575       $  981,773      $  98,283
----------------------------------------------------------------------------

  $  34,083       $ 247,114       $ 102,133       $  905,174      $  97,121
  $     946       $   9,030       $      --       $   70,494      $     905
  $     136       $     597       $     442       $    6,105      $     257



      3,807          19,425          13,573           58,131          8,256
        105             718              --            4,545             77
         15              49              61              394             22


  $    8.96       $   12.72       $    7.52       $    15.57      $   11.76
  $    8.94       $   12.57       $      --       $    15.51      $   11.76
  $    8.93       $   12.30       $    7.23       $    15.51      $   11.69
---------------------------------------------------------------------------

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  23  EQUITY PORTFOLIOS

------------------------------------
   EQUITY PORTFOLIOS
----
    STATEMENTS OF OPERATIONS

                                                                                                                  SMALL
                                                               INTERNATIONAL    INTERNATIONAL  SMALL COMPANY     COMPANY
                                                                  GROWTH           EQUITY          INDEX          INDEX
Amounts in thousands                                             PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                                $    1,893       $   1,334      $         86     $   4,140
Interest income                                                       349              43                92           495
     Total Investment Income                                        2,242/(1)/      1,377/(2)/          178         4,635
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            1,326             401               407         1,156
Administration fees                                                   199             120                37           289
Custody and accounting fees                                           148             116                62           210
Transfer agent fees                                                    14               8                 4            29
Registration fees                                                      49              47                61            76
Professional fees                                                       5               5                 4            10
Trustee fees and expenses                                               4               3                 4             8
Other                                                                  25              55                25            27
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                      1,770             755               604         1,805
     Less voluntary waivers of
       investment advisory fees                                      (264)           (200)             (111)         (578)
     Less expenses reimbursed by
       Administrator                                                  (95)           (116)             (152)         (331)
     Net Expenses                                                   1,411             439               341           896
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                          831             938              (163)        3,739
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
     Investments                                                  (41,177)           (105)          (13,409)       (4,048)
     Options                                                           --              --                --            --
     Futures contracts                                                 --            (533)               39        (2,069)
     Foreign currency transactions                                   (313)            (24)               --            --
Net change in unrealized appreciation (depreciation)
     on investments, futures contracts, foreign currency
     transactions and forward foreign currency contracts            5,623         (16,839)            4,060         9,322
Net change in unrealized gains (losses) on translation
     of other assets and liabilities denominated in
     foreign currencies                                               (15)              2                --            --
     Net Gains (Losses) on Investments                            (35,882)        (17,499)           (9,310)        3,205
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                 $  (35,051)      $ (16,561)     $     (9,473)    $   6,944
--------------------------------------------------------------------------------------------------------------------------

(1) Net of $253 in non-reclaimable foreign withholding taxes.
(2) Net of $171 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

    MID CAP        FOCUSED       DIVERSIFIED         EQUITY
    GROWTH          GROWTH          GROWTH           INDEX          BALANCED
   PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------
  $      135     $     1,752     $     1,000      $   12,825      $       407
          24             268             106           1,716            2,788
         159           2,020           1,106          14,541            3,195
------------------------------------------------------------------------------

         387           2,634             827           3,113              705
          35             240             103           1,038               88
          37              34              14             149                7
           4              33              11             187               10
          59              71              53             125               51
           5              10               5              30                5
           3               8               3              22                3
          32              47              23             132               24
------------------------------------------------------------------------------
         562           3,077           1,039           4,796              893

        (106)           (718)           (258)         (2,075)            (264)

        (125)           (150)            (97)           (317)             (88)
         331           2,209             684           2,404              541
------------------------------------------------------------------------------
        (172)           (189)            422          12,137            2,654
------------------------------------------------------------------------------


     (10,016)        (46,032)         (4,666)         23,353           (1,357)
          --              --              52              --               --
          --              --             610         (10,418)          (1,537)
          --              --              --              --               --



       4,939          (9,583)        (15,316)       (164,567)          (2,656)



          --              --              --              --               --
      (5,077)        (55,615)        (19,320)       (151,632)          (5,550)
------------------------------------------------------------------------------


  $   (5,249)    $   (55,804)      $ (18,898)     $ (139,495)     $    (2,896)
------------------------------------------------------------------------------

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  25  EQUITY PORTFOLIOS

--------------------------------
    EQUITY PORTFOLIOS
----
    STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                         SMALL
                                                                            INTERNATIONAL    INTERNATIONAL EQUITY       COMPANY
                                                                               GROWTH               INDEX               GROWTH
                                                                              PORTFOLIO           PORTFOLIO            PORTFOLIO
Amounts in thousands                                                       2000      2001       2000      2001      2000   2001/(1)/
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                             $    831  $    927  $    938  $    942  $   (163) $    (28)
Net realized gains (losses) on investments, options, futures contracts,
  and foreign currency transactions                                       (41,490)   10,407      (662)      654   (13,370)   (9,155)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, foreign currency transactions and forward foreign
  currency contracts                                                        5,623   (18,957)  (16,839)  (13,457)    4,060      (700)
Net change in unrealized gains (losses) on translation of other assets
  and liabilities denominated in foreign currencies                           (15)        5         2         2        --        --
  Net Increase (Decrease) in Net Assets Resulting from Operations         (35,051)   (7,618)  (16,561)  (11,859)   (9,473)   (9,883)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Shares sold                                                                43,330    43,187    56,461    77,793    21,514    51,877
Shares from reinvestment of dividends                                      20,720    23,534     2,062     3,562        --        --
Shares redeemed                                                           (33,332)  (29,060)  (38,367)  (34,709)  (14,985)   (3,797)
  Net Increase (Decrease) in Net Assets Resulting from Class A Share
     Transactions                                                          30,718    37,661    20,156    46,646     6,529    48,080
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Shares sold                                                                    --        --        --        --        --        --
Shares from reinvestment of dividends                                          --        --        --        --        --        --
Shares redeemed                                                                --        --        --        --        --        --
  Net Increase (Decrease) in Net Assets Resulting from Class C Share
     Transactions                                                              --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Shares sold                                                                 1,919        --        --        --        --        --
Shares from reinvestment of dividends                                          --        --        --         1        --        --
Shares redeemed                                                                (4)       --        --        --        --        --
  Net Increase (Decrease) in Net Assets Resulting from Class D Share
     Transactions                                                           1,915        --        --         1        --        --
------------------------------------------------------------------------------------------------------------------------------------
CLASS A DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                 (3,375)     (520)     (975)     (469)       --        --
From net realized gains (losses)                                          (20,296)  (25,786)   (1,181)   (3,235)       --        --
  Total Distributions to Class A shareholders                             (23,671)  (26,306)   (2,156)   (3,704)       --        --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                     --        --        --        --        --        --
From net realized gains (losses)                                               --        --        --        --        --        --
  Total Distributions to Class C shareholders                                  --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
CLASS D DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                     --        --        --        --        --        --
From net realized gains (losses)                                               --        --        --        (1)       --        --
  Total Distributions to Class D shareholders                                  --        --        --        (1)       --        --
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                   (26,089)    3,737     1,439    31,083    (2,944)   38,197

NET ASSETS:
Beginning of year                                                         151,426   147,689    87,576    56,493    38,197        --
End of year                                                              $125,337  $151,426  $ 89,015  $ 87,576  $ 35,253  $ 38,197
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income (Loss)                   $   (375) $  1,558  $    652  $    646  $   (163) $    (28)
------------------------------------------------------------------------------------------------------------------------------------

(1) Fund commenced operations December 1, 1999.
(2) Fund commenced operations after the close of business on December 31, 1999.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

    SMALL COMPANY
         INDEX            MID CAP GROWTH     FOCUSED GROWTH         DIVERSIFIED           EQUITY INDEX           BALANCED
       PORTFOLIO            PORTFOLIO           PORTFOLIO        GROWTH  PORTFOLIO          PORTFOLIO            PORTFOLIO
    2001      2000       2001   2000/(2)/    2001       2000       2001     2000        2001       2000       2001        2000
 $  3,739  $  3,122   $   (172) $    (44) $   (189)   $ (1,286) $    422   $    81  $   12,137   $  14,390  $  2,654    $  2,037


   (6,117)   32,814    (10,016)   (4,528)  (46,032)     16,189    (4,004)   46,490      12,935     187,464    (2,894)      5,747

    9,322   (45,292)     4,939    (1,080)   (9,583)    (19,249)  (15,316)  (39,559)   (164,567)   (243,571)   (2,656)     (5,063)

       --        --         --        --        --          --        --        --          --          --        --          --
    6,944    (9,356)    (5,249)   (5,652)  (55,804)     (4,346)  (18,898)    7,012    (139,495)    (41,717)   (2,896)      2,721
--------------------------------------------------------------------------------------------------------------------------------

  114,795   133,907     14,137    45,254   111,130      93,637    21,037    13,970     354,224     274,299    40,933      20,574
   31,225    21,055         --        --    20,443      25,822    42,563    40,160     165,441     124,594     8,247       8,703
  (43,379)  (74,889)   (11,951)   (2,506)  (36,591)    (41,229)   (7,748)  (96,109)   (308,008)   (580,049)  (13,968)    (25,655)

  102,641    80,073      2,186    42,748    94,982      78,230    55,852   (41,979)    211,657    (181,156)   35,212       3,622
--------------------------------------------------------------------------------------------------------------------------------

       --        --      1,536        --       936         274        --        --      10,724      21,458        75         103
       --        --         --        --     1,078       1,695        --        --      16,079      12,254        94         109
       --        --       (573)       --    (1,140)        (95)       --        --     (20,515)    (39,907)      (35)        (32)

       --        --        963        --       874       1,874        --        --       6,288      (6,195)      134         180
--------------------------------------------------------------------------------------------------------------------------------

        1         6        197        --       284         208        81       100       2,531       3,179        63         144
       15        56         --        --        60          80       214       110       1,484       1,718        45          56
      (50)     (436)       (28)       --      (173)        (65)      (67)      (53)     (4,618)     (9,382)     (263)        (75)

      (34)     (374)       169        --       171         223       228       157        (603)     (4,485)     (155)        125
--------------------------------------------------------------------------------------------------------------------------------

   (2,958)   (2,171)        --        --        --          --       (81)     (624)    (11,356)    (11,370)   (2,671)     (1,680)
  (32,459)  (25,693)        --        --   (21,404)    (27,400)  (46,439)  (41,882)   (167,835)   (138,311)   (5,599)     (8,499)
  (35,417)  (27,864)        --        --   (21,404)    (27,400)  (46,520)  (42,506)   (179,191)   (149,681)   (8,270)    (10,179)
--------------------------------------------------------------------------------------------------------------------------------

       --        --         --        --        --          --        --        --        (753)       (843)      (25)        (20)
       --        --         --        --    (1,078)     (1,695)       --        --     (15,326)    (11,410)      (69)        (89)
       --        --         --        --    (1,078)     (1,695)       --        --     (16,079)    (12,253)      (94)       (109)
--------------------------------------------------------------------------------------------------------------------------------

       --        (4)        --        --        --          --        --        (1)        (68)        (89)      (10)        (10)
      (14)      (53)        --        --       (60)        (80)     (214)     (109)     (1,640)     (1,662)      (36)        (46)
      (14)      (57)        --        --       (60)        (80)     (214)     (110)     (1,708)     (1,751)      (46)        (56)
--------------------------------------------------------------------------------------------------------------------------------
   74,120    42,422     (1,931)   37,096    17,681      46,806    (9,552)  (77,426)   (119,131)   (397,238)   23,885      (3,696)


  243,272   200,850     37,096        --   239,060     192,254   112,127    189,553  1,100,904   1,498,142    74,398      78,094
 $317,392  $243,272   $ 35,165  $ 37,096  $256,741    $239,060  $102,575   $112,127 $  981,773  $1,100,904  $ 98,283    $ 74,398
--------------------------------------------------------------------------------------------------------------------------------
 $  3,611  $  3,003   $     --  $    (44) $   (189)   $ (1,396) $    420   $     63 $    2,099  $    1,280  $    279    $    329
--------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  27  EQUITY PORTFOLIOS

---------------------------------------
    EQUITY PORTFOLIOS
----
       FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO

                                                                                          CLASS A

Selected per share data                                              2001        2000        1999             1998        1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                 $  11.22    $  14.07    $  11.78        $  10.52    $  10.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.09        0.04        0.33            0.09        0.11
Net realized and unrealized gains (losses)                            (2.31)      (0.44)       2.94            1.90        0.31
     Total Income from Investment Operations                          (2.22)      (0.40)       3.27            1.99        0.42
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
     From net investment income                                       (0.25)      (0.05)      (0.22)          (0.16)      (0.08)
     From net realized gains                                          (1.52)      (2.40)      (0.76)          (0.57)      (0.45)
       Total Distributions Paid                                       (1.77)      (2.45)      (0.98)          (0.73)      (0.53)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                       $   7.23    $  11.22    $  14.07        $  11.78    $  10.52
--------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   (23.51)%     (4.26)%     30.07%          20.44%      4.21%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                              $123,520    $151,426    $147,689        $111,594    $106,774
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements                       1.06%       1.06%       1.06%           1.06%       1.06%
     Expenses, before waivers and reimbursements                       1.33%       1.33%       1.31%           1.31%       1.37%
     Net investment income, net of waivers and reimbursements          0.39%       0.56%       0.92%           0.89%       0.97%
     Net investment income, before waivers and reimbursements          0.12%       0.29%       0.67%           0.64%       0.66%
Portfolio Turnover Rate                                              237.21%     171.93%     168.10%         160.13%     154.62%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS D

Selected per share data                                            2001 /(3)/  2000/(4)/   1999/(5)/         1998        1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $    8.00         --    $  11.60        $  10.39    $  10.54

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                                     --         --       (0.01)           0.09        0.09
Net realized and unrealized gains (losses)                             (0.78)        --        2.59            1.83        0.29
     Total Income from Investment Operations                           (0.78)        --        2.58            1.92        0.38
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
     From net investment income                                           --         --          --           (0.14)      (0.08)
     From net realized gains                                              --         --       (0.76)          (0.57)      (0.45)
     In excess of net investment income                                   --         --       (0.14)             --          --
       Total Distributions Paid                                           --         --       (0.90)          (0.71)      (0.53)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $    7.22         --   $   13.28 /(5)/  $  11.60    $  10.39
--------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                     (9.75)%       --          --           19.91%       3.79%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                            $   1,817         --          --        $    203    $    234
Ratio to average net assets of: /(2)/                                                --          --
     Expenses, net of waivers and reimbursements                        1.45%        --          --            1.45%       1.45%
     Expenses, before waivers and reimbursements                        1.72%        --          --            1.70%       1.76%
     Net investment income, net of waivers and reimbursements           0.00%        --          --            0.59%       0.58%
     Net investment income, before waivers and reimbursements          (0.27)%       --          --            0.34%       0.27%
Portfolio Turnover Rate                                               237.21%        --          --          160.13%     154.62%
--------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods lesss than one year.
(2)  Annualized for periods less than one year.
(3)  Shares were reintroduced on June 15, 2001.
(4)  No shares outstanding for the period August 23, 1999 through June 14, 2001.
(5) Class D shares were fully redeemed as of August 22, 1999. As such no total return or supplemental data and ratios were presented for the fiscal year ended November 30, 1999.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERNATIONAL EQUITY INDEX PORTFOLIO                                                        CLASS A

Selected per share data                                       2001           2000             1999            1998        1997/(5)/
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 11.40        $ 13.50          $ 11.98         $ 10.55       $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.12           0.14             0.23            0.14          0.10
Net realized and unrealized gains (losses)                    (2.24)         (1.36)            2.07            1.46          0.45
   Total Income from Investment Operations                    (2.12)         (1.22)            2.30            1.60          0.55
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.13)         (0.11)           (0.23)          (0.17)           --
   From net realized gains                                    (0.15)         (0.77)           (0.54)             --            --
   In excess of net investment income                            --             --            (0.01)             --            --
     Total Distributions Paid                                 (0.28)         (0.88)           (0.78)          (0.17)           --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $  9.00        $ 11.40          $ 13.50         $ 11.98       $ 10.55
-----------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                           (19.10)%        (9.87)%          20.32%          15.50%         5.45%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                     $89,005        $87,563          $56,479         $44,940       $34,244
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                 0.55%/(3)/     0.52%/(3)/       0.53%/(3)/      0.55%/(3)/    0.51%
   Expenses, before waivers and reimbursements                 0.94%          0.89%            0.91%           1.00%         1.08%
   Net investment income, net of waivers and                   1.16%          1.15%            1.21%           1.36%         1.75%
   reimbursements
   Net investment income, before waivers and                   0.77%          0.78%            0.83%           0.91%         1.18%
   reimbursements
Portfolio Turnover Rate                                       24.92%         41.65%           45.97%          41.53%         8.16%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS D

Selected per share data                                       2001          2000             1999           1998/(4)/
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 11.23        $ 13.40          $ 11.97         $  9.88

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.07           0.09             0.12              --
Net realized and unrealized gains (losses)                    (2.27)         (1.43)            2.08            2.09
   Total Income from Investment Operations                    (2.20)         (1.34)            2.20            2.09
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.08)         (0.06)           (0.11)             --
   From net realized gains                                    (0.15)         (0.77)           (0.54)             --
   In excess of net investment income                            --             --            (0.12)             --
     Total Distributions Paid                                 (0.23)         (0.83)           (0.77)             --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $  8.80        $ 11.23          $ 13.40         $ 11.97
-------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                           (20.01)%       (10.83)%          19.48%          21.15%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                     $    10        $    13          $    14         $    12
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                 0.94%/(3)/     0.91%/(3)/       0.92%/(3)/      0.94%/(3)/
   Expenses, before waivers and reimbursements                 1.33%          1.28%            1.30%           1.39%
   Net investment income, net of waivers and reimbursements    0.77%          0.76%            0.82%          (0.11)%
   Net investment income, before waivers and reimbursements    0.38%          0.39%            0.44%          (0.56)%
Portfolio Turnover Rate                                       24.92%         41.65%           45.97%          41.53%
-------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Expense ratios, net of waivers and reimbursements, for the periods would have been 0.51% and 0.90% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
(4) For the period October 5, 1998 (commencement of operations) through November 30, 1998.
(5) For the period April 1, 1997 (commencement of operations) through November 30, 1997.

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  29  EQUITY PORTFOLIOS

-------------------------------
    EQUITY PORTFOLIOS
----
     FINANCIAL HIGHLIGHTS (continued)

SMALL COMPANY GROWTH PORTFOLIO                                           CLASS A

Selected per share data                                            2001         2000/(3)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  9.42        $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              (0.03)          0.01
Net realized and unrealized gains (losses)                         (1.88)         (0.59)
   Total Income from Investment Operations                         (1.91)         (0.58)
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
Net Asset Value, End of Period                                   $  7.51        $  9.42
-----------------------------------------------------------------------------------------
Total Return /(1)/                                                (20.28)%        (5.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                          $35,253        $38,197
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                      0.92%/(4)/     0.91%
   Expenses, before waivers and reimbursements                      1.63%          1.98%
   Net investment income, net of waivers and reimbursements        (0.44)%        (0.15)%
   Net investment income, before waivers and reimbursements        (1.15)%        (1.22)%
Portfolio Turnover Rate                                           499.84%        375.29%
-----------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) For the period December 1, 1999 (commencement of operations) through November 30, 2000.
(4) Expense ratios, net of waivers and reimbursements, for the period would have been 0.91% for Class A, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                       FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO                                                 CLASS A

Selected per share data                                2001       2000        1999           1998        1997
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $  11.38   $  13.14    $  13.02      $  15.05    $  13.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.12       0.14        0.12          0.13        0.15
Net realized and unrealized gains (losses)               0.40      (0.23)       1.61         (1.13)       2.69
   Total Income from Investment Operations               0.52      (0.09)       1.73         (1.00)       2.84
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                           (0.14)     (0.13)      (0.10)        (0.14)      (0.17)
   From net realized gains                              (1.53)     (1.54)      (1.51)        (0.89)      (1.59)
     Total Distributions Paid                           (1.67)     (1.67)      (1.61)        (1.03)      (1.76)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $  10.23   $  11.38    $  13.14      $  13.02    $  15.05
--------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       4.76%     (1.12)%     14.97%        (7.02)      23.06%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $317,330   $243,169    $200,404      $139,100    $147,887
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements           0.31%      0.31%       0.34%/(3)/    0.31%       0.32%/(3)/
   Expenses, before waivers and reimbursements           0.63%      0.66%       0.81%         0.74%       0.68%
   Net investment income, net of waivers and             1.30%      1.19%       1.27%         1.19%       1.22%
   reimbursements
   Net investment income, before waivers and             0.98%      0.84%       0.80%         0.76%       0.86%
   reimbursements
Portfolio Turnover Rate                                 39.63%     62.38%     101.01%        59.21%      42.66%
--------------------------------------------------------------------------------------------------------------

                                                                              CLASS D

Selected per share data                               2001/(2)/ 2000/(2)/     1999          1998       1997
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $  11.20   $  13.01    $  12.94      $  15.01    $  13.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.22       0.08        0.10          0.11        0.17
Net realized and unrealized gains (losses)               0.23      (0.24)       1.52         (1.19)       2.62
   Total Income from Investment Operations               0.45      (0.16)       1.62         (1.08)       2.79
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

   From net investment income                           (0.05)     (0.11)      (0.04)        (0.10)      (0.15)
   From net realized gains                              (1.53)     (1.54)      (1.51)        (0.89)      (1.59)
     Total Distributions Paid                           (1.58)     (1.65)      (1.55)        (0.99)      (1.74)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $  10.07   $  11.20    $  13.01      $  12.94    $  15.01
--------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       4.18%     (1.76)%     14.13%        (7.58)%     22.68%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $     62   $    103    $    446      $    855    $    690
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements           0.70%      0.70%       0.73%/(3)/    0.70%       0.71%/(3)/
   Expenses, before waivers and reimbursements           1.02%      1.05%       1.20%         1.13%       1.07%
   Net investment income, net of waivers and
   reimbursements                                        0.91%      0.80%       0.88%         0.80%       0.76%
   Net investment income, before waivers and
   reimbursements                                        0.59%      0.45%       0.41%         0.37%       0.40%
Portfolio Turnover Rate                                 39.63%     62.38%     101.01%        59.21%      42.66%
---------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 0.31% and 0.70% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  31  EQUITY PORTFOLIOS

--------------------------------------------
    EQUITY PORTFOLIOS
----
    FINANCIAL HIGHLIGHTS (continued)


MID CAP GROWTH PORTFOLIO                                                CLASS A

Selected per share data                                            2001        2000/(4)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $ 10.33       $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              (0.04)          (0.01)
Net realized and unrealized gains (losses)                         (1.33)           0.34
   Total Income from Investment Operations                         (1.37)           0.33
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
Net Asset Value, End of Period                                   $  8.96       $   10.33
----------------------------------------------------------------------------------------------
Total Return/(1)/                                                 (13.26)%          3.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                          $34,083       $  37,096
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                      0.94%/(5)/      0.93%/(5)/
   Expenses, before waivers and reimbursements                      1.59%           2.08%
   Net investment income, net of waivers and reimbursements        (0.49)%         (0.26)%
   Net investment income, before waivers and reimbursements        (1.14)%         (1.41)%
Portfolio Turnover Rate                                           220.85%         208.25%
----------------------------------------------------------------------------------------------

                                                                  CLASS C

Selected per share data                                           2001 /(3)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  8.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              (0.02)
Net realized and unrealized gains (losses)                          0.37
   Total Income from Investment Operations                          0.35
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
Net Asset Value, End of Period                                   $  8.94
--------------------------------------------------------------------------------
Total Return/(1)/                                                   4.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                          $   946
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                      1.18%/(5)/
   Expenses, before waivers and reimbursements                      1.83%
   Net investment income, net of waivers and reimbursements        (0.73)%
   Net investment income, before waivers and reimbursements        (1.38)%
Portfolio Turnover Rate                                           220.85%
--------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) For the period April 4, 2001 (commencement of operations) through November 30, 2001.
(4) For the period commencing after the close of business December 31, 1999 through November 30, 2000.
(5) Expense ratios, net of waivers and reimbursements, for the periods would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.


See Notes to the Financial Statements.

EQUITY PORTFOLIOS  32  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,


MID CAP GROWTH PORTFOLIO                                         CLASS D

Selected per share data                                         2001 /(2)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   11.06
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                               (0.07)
Net realized and unrealized gains (losses)                          (2.06)
   Total Income from Investment Operations                          (2.13)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
Net Asset Value, End of Period                                  $    8.93
--------------------------------------------------------------------------------
Total Return /(1)/                                                 (19.26)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                         $     136
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                       1.33% /(4)/
   Expenses, before waivers and reimbursements                       1.98%
   Net investment income, net of waivers and reimbursements         (0.88)%
   Net investment income, before waivers and reimbursements         (1.53)%
Portfolio Turnover Rate                                            220.85%
--------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) For the period January 29, 2001 (commencement of operations) through November 30, 2001.
(4) Expense ratios, net of waivers and reimbursements, for the periods would have been 1.32% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  33  EQUITY PORTFOLIOS

-----------------------------------
    EQUITY PORTFOLIOS
----
       FINANCIAL HIGHLIGHTS (continued)

FOCUSED GROWTH PORTFOLIO                                                          CLASS A

Selected per share data                            2001          2000/(2)/          1999           1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $  17.68        $  20.41         $  16.39       $  16.20       $  14.48
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                0.02           (0.09)               -          (0.01)          0.05
Net realized and unrealized gains (losses)          (3.33)           0.44             5.28           3.10           3.37
   Total Income from Investment Operations          (3.31)           0.35             5.28           3.09           3.42
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                           -               -                -          (0.05)         (0.02)
   From net realized gains                          (1.65)          (3.08)           (1.26)         (2.85)         (1.68)
     Total Distributions Paid                       (1.65)          (3.08)           (1.26)         (2.90)         (1.70)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $  12.72        $  17.68         $  20.41       $  16.39       $  16.20
--------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                 (20.92)%          1.17%           34.23%         24.03%         27.05%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $247,114        $226,975         $180,557       $123,380       $115,802
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements       0.91%           0.92%/(3)/       0.92%/(3)/     0.92%/(3)/     0.92%/(3)/
   Expenses, before waivers and reimbursements       1.27%           1.27%            1.26%          1.29%          1.34%
   Net investment income, net of waivers and
   reimbursements                                   (0.07)%         (0.49)%          (0.26)%        (0.04)%         0.30%
   Net investment income, before waivers and
   reimbursements                                   (0.43)%         (0.84)%          (0.60)%        (0.41)%        (0.12)%
Portfolio Turnover Rate                            122.09%         129.05%          110.80%         79.11%        108.29%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS C

Selected per share data                            2001          2000/(2)/          1999           1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $  17.53        $  20.30         $  16.34       $  16.16       $  14.47
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                               (0.02)          (0.14)           (0.03)         (0.05)          0.01
Net realized and unrealized gains (losses)          (3.29)           0.45             5.25           3.09           3.37
   Total Income from Investment Operations          (3.31)           0.31             5.22           3.04           3.38
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                           -               -                -          (0.01)         (0.01)
   From net realized gains                          (1.65)          (3.08)           (1.26)         (2.85)         (1.68)
     Total Distributions Paid                       (1.65)          (3.08)           (1.26)         (2.86)         (1.69)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $  12.57        $  17.53         $  20.30       $  16.34       $  16.16
--------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                 (21.11)%          0.94%           33.95%         23.73%         26.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $  9,030        $ 11,442         $ 11,183       $  8,719       $  8,325
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements       1.15%           1.16%/(3)/       1.16%/(3)/     1.16%/(3)/     1.16%/(3)/
   Expenses, before waivers and reimbursements       1.51%           1.51%            1.50%          1.53%          1.58%
   Net investment income, net of waivers and
   reimbursements                                   (0.31)%         (0.73)%          (0.50)%        (0.29)%         0.06%
   Net investment income, before waivers and
   reimbursements                                   (0.67)%         (1.08)%          (0.84)%        (0.66)%         0.36%
Portfolio Turnover Rate                            122.09%         129.05%          110.80%         79.11%        108.29%
--------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the period ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  34  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,


FOCUSED GROWTH PORTFOLIO                                                          CLASS D

Selected per share data                            2001          2000/(2)/          1999           1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $  17.20        $  20.00         $  16.14        $ 16.01        $ 14.37
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                0.06           (0.18)           (0.02)         (0.05)          0.03
Net realized and unrealized gains (losses)          (3.31)           0.46             5.14           3.04           3.30
   Total Income from Investment Operations          (3.25)           0.28             5.12           2.99           3.33
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                           -               -                -          (0.01)         (0.01)
   From net realized gains                          (1.65)          (3.08)           (1.26)         (2.85)         (1.68)
     Total Distributions Paid                       (1.65)          (3.08)           (1.26)         (2.86)         (1.69)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $  12.30        $  17.20         $  20.00        $ 16.14        $ 16.01
--------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                 (21.18)%          0.78%           33.74%         23.60%         26.52%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $    597        $    643         $    514        $ 1,779        $ 1,206
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements       1.30%           1.31%/(3)/       1.31%/(3)/     1.31%/(3)/     1.31%/(3)/
   Expenses, before waivers and reimbursements       1.66%           1.66%            1.65%          1.68%          1.73%
   Net investment income, net of waivers and        (0.46)%         (0.88)%          (0.65)%        (0.44)%        (0.09)%
   reimbursements
   Net investment income, before waivers and        (0.82)%         (1.23)%          (0.99)%        (0.81)%        (0.51)%
   reimbursements
Portfolio Turnover Rate                            122.09%         129.05%          110.80%         79.11%        108.29%
--------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the period ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 1.30% absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  35  EQUITY PORTFOLIOS

-------------------------------------
    EQUITY PORTFOLIOS
----
    FINANCIAL HIGHLIGHTS (continued)

DIVERSIFIED GROWTH PORTFOLIO                                                      CLASS A

Selected per share data                            2001            2000             1999           1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $  15.36        $  19.79         $  17.76       $  16.20       $  14.36
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                0.03            0.01             0.07           0.07           0.11
Net realized and unrealized gains (losses)          (1.52)           0.08             3.95           3.46           3.33
   Total Income from Investment Operations          (1.49)           0.09             4.02           3.53           3.44
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                       (0.01)          (0.07)           (0.07)         (0.11)         (0.14)
   From net realized gains                          (6.34)          (4.45)           (1.92)         (1.86)         (1.46)
     Total Distributions Paid                       (6.35)          (4.52)           (1.99)         (1.97)         (1.60)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $   7.52        $  15.36         $  19.79       $  17.76       $  16.20
--------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                 (16.52)%         (0.47)%          24.66%         25.22%         27.06%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $102,133        $111,612         $189,077       $177,947       $158,383
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements       0.66%           0.69%/(2)/       0.67%/(2)/     0.66%          0.67%/(2)/
   Expenses, before waivers and reimbursements       1.00%           1.01%            0.96%          0.96%          1.03%
   Net investment income, net of waivers and
   reimbursements                                    0.41%           0.06%            0.33%          0.45%          0.76%
   Net investment income, before waivers and
   reimbursements                                    0.07%          (0.26)%           0.04%          0.15%          0.40%
Portfolio Turnover Rate                             55.76%          63.39%           67.47%         37.74%         45.53%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS D

Selected per share data                            2001          2000/(3)/        1999/(3)/        1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $  15.02        $  19.49         $  17.53       $  16.03       $  14.26
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                0.12           (0.05)               -           0.03           0.09
Net realized and unrealized gains (losses)          (1.57)           0.07             3.89           3.40           3.27
   Total Income from Investment Operations          (1.45)           0.02             3.89           3.43           3.36
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                           -           (0.04)               -          (0.07)         (0.13)
   From net realized gains                          (6.34)          (4.45)           (1.92)         (1.86)         (1.46)
   In excess of net investment income                   -               -            (0.01)             -              -
     Total Distributions Paid                       (6.34)          (4.49)           (1.93)         (1.93)         (1.59)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $   7.23        $  15.02         $  19.49       $  17.53       $  16.03
--------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/

SUPPLEMENTAL DATA AND RATIOS:                      (16.69)%         (0.88)%          24.09%         24.73%         26.60%
Net assets, in thousands, end of year
Ratio to average net assets of:                  $    442        $    515         $    476       $  1,122       $    696
   Expenses, net of waivers and reimbursements       1.05%           1.08%/(2)/       1.06%/(2)/     1.05%          1.06%/(2)/
   Expenses, before waivers and reimbursements       1.39%           1.40%            1.35%          1.35%          1.42%
   Net investment income, net of waivers and
   reimbursements                                    0.02%          (0.33)%          (0.06)%         0.06%          0.37%
   Net investment income, before waivers and
   reimbursements                                   (0.32)%         (0.65)%          (0.35)%        (0.24)%         0.01%
Portfolio Turnover Rate                             55.76%          63.39%           67.47%         37.74%         45.53%
--------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Expense ratios, net of waivers and reimbursements, for the years would have been 0.66% and 1.05% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(3) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  36  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO                                                                      CLASS A

Selected per share data                                           2001         2000          1999           1998          1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  21.58     $  25.34     $    22.69     $    20.09     $  16.79
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                              0.20         0.27           0.28           0.28         0.30
Net realized and unrealized gains (losses)                        (2.39)       (1.25)          4.13           4.02         4.13
   Total Income from Investment Operations                        (2.19)       (0.98)          4.41           4.30         4.43
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.20)       (0.23)         (0.32)         (0.26)       (0.30)
   From net realized gains                                        (3.62)       (2.55)         (1.43)         (1.44)       (0.83)
   In excess of net investment income                                 -            -          (0.01)             -            -
     Total Distributions Paid                                     (3.82)       (2.78)         (1.76)         (1.70)       (1.13)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $  15.57     $  21.58     $    25.34     $    22.69     $  20.09
---------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               (12.19)%      (4.57)%        20.53%         23.39%       27.93%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $905,174     $999,478     $1,368,157     $1,175,112     $844,065
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                     0.21%        0.21%          0.21%          0.21%        0.22%
   Expenses, before waivers and reimbursements                     0.45%        0.45%          0.44%          0.46%        0.46%
   Net investment income, net of waivers and reimbursements        1.19%        1.10%          1.19%          1.36%        1.66%
   Net investment income, before waivers and reimbursements        0.95%        0.86%          0.96%          1.11%        1.42%
Portfolio Turnover Rate                                           14.30%        8.49%         12.81%         15.26%       18.96%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS C

Selected per share data                                           2001         2000          1999           1998          1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  21.52     $  25.28     $    22.64     $    20.05     $  16.79
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                              0.17         0.21           0.22           0.24         0.26
Net realized and unrealized gains (losses)                        (2.40)       (1.23)          4.12           4.01         4.11
   Total Income from Investment Operations                        (2.23)       (1.02)          4.34           4.25         4.37
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.16)       (0.19)         (0.21)         (0.22)       (0.28)
   From net realized gains                                        (3.62)       (2.55)         (1.43)         (1.44)       (0.83)
   In excess of net investment income                                 -            -          (0.06)             -            -
     Total Distributions Paid                                     (3.78)       (2.74)         (1.70)         (1.66)       (1.11)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $  15.51     $  21.52     $    25.28     $    22.64     $  20.05
---------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               (12.43)%      (4.77)%        20.23%         23.09%       27.64%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $ 70,494     $ 91,522     $  113,588     $  111,991     $ 82,982
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                     0.45%        0.45%          0.45%          0.45%        0.46%
   Expenses, before waivers and reimbursements                     0.69%        0.69%          0.68%          0.70%        0.70%
   Net investment income, net of waivers and reimbursements        0.95%        0.86%          0.95%          1.12%        1.42%
   Net investment income, before waivers and reimbursements        0.71%        0.62%          0.72%          0.87%        1.18%
Portfolio Turnover Rate                                           14.30%        8.49%         12.81%         15.26%       18.96%
---------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  37  EQUITY PORTFOLIOS

---------------------------------
    EQUITY PORTFOLIOS
----
     FINANCIAL HIGHLIGHTS (continued)

EQUITY INDEX PORTFOLIO                                                                    CLASS D

Selected per share data                                             2001       2000        1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                $ 21.48    $ 25.25     $ 22.58    $ 20.00    $ 16.77
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                                0.20       0.17        0.16       0.21       0.26
Net realized and unrealized gains (losses)                          (2.39)     (1.23)       4.15       4.00       4.07
     Total Income from Investment Operations                        (2.19)     (1.06)       4.31       4.21       4.33
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
     From net investment income                                     (0.14)     (0.16)      (0.14)     (0.19)     (0.27)
     From net realized gains                                        (3.62)     (2.55)      (1.43)     (1.44)     (0.83)
     In excess of net investment income                                 -          -       (0.07)         -          -
       Total Distributions Paid                                     (3.76)     (2.71)      (1.64)     (1.63)     (1.10)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $ 15.51    $ 21.48     $ 25.25    $ 22.58    $ 20.00
-------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                 (12.36)%    (4.93)%     20.15%     22.90%     27.45%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                             $ 6,105    $ 9,904     $16,397    $31,703    $30,650
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements                     0.60%      0.60%       0.60%      0.60%      0.61%
     Expenses, before waivers and reimbursements                     0.84%      0.84%       0.83%      0.85%      0.85%
     Net investment income, net of waivers and reimbursements        0.80%      0.71%       0.80%      0.97%      1.27%
     Net investment income, before waivers and reimbursements        0.56%      0.47%       0.57%      0.72%      1.03%
Portfolio Turnover Rate                                             14.30%      8.49%      12.81%     15.26%     18.96%
-------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  38  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BALANCED PORTFOLIO                                                          CLASS A

Selected per share data                                  2001      2000      1999      1998       1997
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $  13.69  $  15.12  $  14.95   $  13.59   $  12.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.35      0.40      0.40       0.38       0.38
Net realized and unrealized gains (losses)               (0.86)     0.18      1.55       1.81       1.66
   Total Income from Investment Operations               (0.51)     0.58      1.95       2.19       2.04
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.37)    (0.34)    (0.47)     (0.32)     (0.38)
   From net realized gains                               (1.05)    (1.67)    (1.30)     (0.51)     (0.31)
   In excess of net investment income                        -         -     (0.01)         -          -
     Total Distributions Paid                            (1.42)    (2.01)    (1.78)     (0.83)     (0.69)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $  11.76  $  13.69  $  15.12   $  14.95   $  13.59
---------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       (4.11)%    3.98%    14.11%     16.90%     17.29%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $ 97,121  $ 73,006  $ 76,884   $ 61,969   $ 51,475
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.61%     0.61%     0.61%      0.61%      0.61%
   Expenses, before waivers and reimbursements            1.01%     1.07%     0.99%      1.04%      1.11%
   Net investment income, net of waivers and              3.02%     2.83%     2.69%      2.83%      2.99%
   reimbursements
   Net investment income, before waivers and              2.62%     2.37%     2.31%      2.40%      2.49%
   reimbursements
Portfolio Turnover Rate                                 110.80%    85.81%    77.19%     67.16%     59.06%
---------------------------------------------------------------------------------------------------------

                                                                       CLASS C

Selected per share data                                  2001     2001    1999/(2)/    1998       1997
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $  13.69  $  15.13  $  14.91   $  13.56   $  12.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.33      0.36      0.34       0.37       0.36
Net realized and unrealized gains (losses)               (0.86)     0.18      1.60       1.78       1.64
   Total Income from Investment Operations               (0.53)     0.54      1.94       2.15       2.00
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.35)    (0.31)    (0.42)     (0.29)     (0.37)
   From net realized gains                               (1.05)    (1.67)    (1.30)     (0.51)     (0.31)
     Total Distributions Paid                            (1.40)    (1.98)    (1.72)     (0.80)     (0.68)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $  11.76  $  13.69  $  15.13   $  14.91   $  13.56
---------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       (4.33)%    3.72%    14.03%     16.61%     17.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $    905  $    905  $    805   $  5,459   $  4,587
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.85%     0.85%     0.85%      0.85%      0.85%
   Expenses, before waivers and reimbursements            1.25%     1.31%     1.23%      1.28%      1.35%
   Net investment income, net of waivers and              2.78%     2.59%     2.45%      2.58%      2.75%
   reimbursements
   Net investment income, before waivers and              2.38%     2.13%     2.07%      2.15%      2.25%
   reimbursements
Portfolio Turnover Rate                                 110.80%    85.81%    77.19%     67.16%     59.06%
---------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the year ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  39  EQUITY PORTFOLIOS

-------------------------------------
    EQUITY PORTFOLIOS
----
     FINANCIAL HIGHLIGHTS (contiued)     FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BALANCED PORTFOLIO                                                           CLASS D

Selected per share data                               2001        2000        1999      1998        1997
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $ 13.61     $ 15.06     $ 14.88   $ 13.54     $ 12.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.37        0.34        0.36      0.40        0.34
Net realized and unrealized gains (losses)            (0.92)       0.18        1.53      1.72        1.64
   Total Income from Investment Operations            (0.55)       0.52        1.89      2.12        1.98
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                         (0.32)      (0.30)      (0.41)    (0.27)      (0.36)
   From net realized gains                            (1.05)      (1.67)      (1.30)    (0.51)      (0.31)
      Total Distributions Paid                        (1.37)      (1.97)      (1.71)    (0.78)      (0.67)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $ 11.69     $ 13.61     $ 15.06   $ 14.88     $ 13.54
-------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                    (4.44)%      3.56%      13.73%    16.45%      16.82%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $   257     $   487     $   405   $   752     $   322
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         1.00%       1.00%       1.00%     1.00%       1.00%
   Expenses, before waivers and reimbursements         1.40%       1.46%       1.38%     1.43%       1.50%
   Net investment income, net of waivers and           2.63%       2.44%       2.30%     2.44%       2.60%
    reimbursements
   Net investment income, before waivers and           2.23%       1.98%       1.92%     2.01%       2.10%
    reimbursements
Portfolio Turnover Rate                              110.80%      85.81%      77.19%    67.16%      59.06%
-------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                     ---------------------------
                                                           EQUITY PORTFOLIOS
                                                                            ----
 SCHEDULE OF INVESTMENTS                                  NOVEMBER 30, 2001

 INTERNATIONAL GROWTH PORTFOLIO

                                                        NUMBER           VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 99.7%

Australia - 5.3%
   AXA Asia Pacific Holdings Ltd.                     1,277,530         $ 1,761
   Commonwealth Bank of Australia                       164,070           2,440
   M.I.M Holdings Ltd.                                4,174,165           2,388
-------------------------------------------------------------------------------
                                                                          6,589
-------------------------------------------------------------------------------
Canada - 5.1%
   ATI Technologies, Inc. *                             283,204           3,460
   Research in Motion Ltd. *                            134,641           2,961
-------------------------------------------------------------------------------
                                                                          6,421
-------------------------------------------------------------------------------
Denmark - 4.2%
   Danske Bank A/S                                      142,100           2,248
   Vestas Wind Systems A/S                               89,200           2,972
-------------------------------------------------------------------------------
                                                                          5,220
-------------------------------------------------------------------------------
France - 14.8%
   Aventis S.A.                                          45,835           3,201
   BNP Paribas                                           30,127           2,644
   Cie de Saint-Gobain                                   19,493           2,843
   Credit Lyonnais S.A.                                  74,020           2,486
   Dassault Systems S.A.                                 54,187           2,571
   Orange S.A. *                                        285,611           2,478
   Sanofi-Sythelabo S.A.                                 34,474           2,389
-------------------------------------------------------------------------------
                                                                         18,612
-------------------------------------------------------------------------------
Germany - 3.9%
   Deutsche Bank A.G. (Registered)                       32,870           2,119
   Deutsche Telekom                                      88,354           1,515
   Schering A.G.                                         22,989           1,243
-------------------------------------------------------------------------------
                                                                          4,877
-------------------------------------------------------------------------------
Hong Kong - 2.6%
   Hutchison Whampoa Ltd.                               358,000           3,317
-------------------------------------------------------------------------------
Italy - 2.2%
   ENI-Ente Nazionale Idorocarburi S.p.A.               232,550           2,734
-------------------------------------------------------------------------------
Japan - 17.7%
   Fast Retailing Co. Ltd.                               20,600           2,043
   Konami Corp.                                          82,000           2,777
   NGK Insulators Ltd.                                  322,000           2,605
   Nippon Sanso Corp.                                   511,000           1,291
   Nitto Denko Corp.                                     96,100           2,037
   Sanyo Electric Co. Ltd.                              476,000           2,459
   Secom Co. Ltd.                                        45,500           2,528
   Shohkoh Fund                                          13,990           1,519
   TDK Corp.                                             46,400           2,356
   Tokio Marine & Fire Insurance Co. Ltd.               319,000           2,526
-------------------------------------------------------------------------------
                                                                         22,141
-------------------------------------------------------------------------------
Korea (Republic of) - 2.6%
   Korea Telecom Corp. ADR                              141,500           3,290
-------------------------------------------------------------------------------
Netherlands - 3.9%
   Fortis (NL) NV                                        98,940           2,309
   Heineken N.V.                                         70,547           2,621
-------------------------------------------------------------------------------
                                                                          4,930
-------------------------------------------------------------------------------
Norway - 4.4%
   Telenor ASA                                          690,346           2,859
   Tomra Systems ASA                                    249,421           2,653
-------------------------------------------------------------------------------
                                                                          5,512
-------------------------------------------------------------------------------
Singapore - 1.6%
   Oversea-Chinese Banking Corp. Ltd. (Foreign)         344,000           2,010
-------------------------------------------------------------------------------
Spain - 3.9%
   ACS, Actividades de Con y Serv                        80,475           1,906
   Banco Popular Espanol                                 18,960             622
   Inditex S.A. *                                       123,954           2,390
-------------------------------------------------------------------------------
                                                                          4,918
-------------------------------------------------------------------------------
Sweden - 4.0%
   Securitas AB, Class B                                123,763           2,207
   Svenska Cellulosa AB, Class B                        111,718           2,802
-------------------------------------------------------------------------------
                                                                          5,009
-------------------------------------------------------------------------------
Switzerland - 1.6%
   Novartis A.G. (Registered)                            55,072           1,933
   Syngenta A.G. ADR *                                    4,970              51
-------------------------------------------------------------------------------
                                                                          1,984
-------------------------------------------------------------------------------
Taiwan - 1.9%
   Taiwan Semiconductor Manufacturing Co. Ltd., *       151,548           2,414
-------------------------------------------------------------------------------
United Kingdom - 20.0%
   Amersham PLC                                         268,410           2,526
   ARM Holdings PLC *                                   486,769           2,679
   British Sky Broadcasting PLC *                       233,692           2,849
   BT Group PLC                                         428,762           1,694
   CGU PLC                                              203,910           2,430
   Hilton Group PLC                                     856,838           2,566
   HSBC Holdings PLC                                    384,330           4,631
   Lattice Group PLC                                    424,684             921
   Reckitt Benckiser PLC                                166,378           2,190


See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  41  EQUITY PORTFOLIOS

---------------------------
    EQUITY PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS                                 NOVEMBER 30, 2001
    INTERNATIONAL GROWTH PORTFOLIO (continued)

                                               NUMBER       VALUE
                                             OF SHARES      (000S)

     COMMON STOCKS - 99.7% -(CONTINUED)

     United Kingdom 20.0% - (continued)
       Rio Tinto PLC                           135,025      $ 2,532
     ---------------------------------------------------------------
                                                             25,018
     ---------------------------------------------------------------
     Total Common Stocks
     ---------------------------------------------------------------
     (Cost $122,057)                                        124,996


                                             PRINCIPAL
                                               AMOUNT       VALUE
                                               (000S)      (000S)

     SHORT-TERM INVESTMENT - 2.2%
       Banque Bruxelles Lambert, Brussels,
       Eurodollar Time Deposit,
       2.09%, 12/3/01                         $  2,746        2,746
     ---------------------------------------------------------------
     Total Short-Term Investment
     ---------------------------------------------------------------
     (Cost $2,746)                                            2,746

     ---------------------------------------------------------------
     Total Investments - 101.9%
     ---------------------------------------------------------------
     (Cost $124,803)                                        127,742
     Liabilities less Other Assets - (1.9)%                  (2,405)
     ---------------------------------------------------------------
     NET ASSETS - 100.0%                                  $ 125,337

     *  Non-Income Producing Security

     At November 30, 2001, the International Growth Portfolio's investments were diversified as follows:


     INDUSTRY SECTOR                              PERCENTAGE

     Basic Industries/Energy                          2.2%
     Basic Materials                                 11.6
     Capital Goods                                    6.0
     Consumer Goods                                   5.9
     Diversified Financial Services                  21.1
     Food/Beverages                                   2.1
     Insurance                                        5.4
     Media                                            2.3
     Pharmaceuticals                                  9.0
     Retail                                           3.5
     Technology                                      14.9
     Telecommunications                               9.5
     Utilities                                        0.7
     Other                                            5.8
     ---------------------------------------------------------------

     Total                                          100.0%


     At November 30, 2001, the International Growth Portfolio's investments were denominated in the following currencies:


     CONCENTRATION BY CURRENCY                             PERCENTAGE

     Japanese Yen                                               17.7%
     Euro                                                       28.7
     United Kingdom Pound                                       20.0
     Australian Dollar                                           5.3
     Canadian Dollar                                             5.1
     All other currencies less than 5%                          23.2
     ---------------------------------------------------------------

     Total                                                     100.0%



     At November 30, 2001, International Growth Portfolio had outstanding forward foreign currency contracts as follows:


                                          CONTRACT    CONTRACT
                                           AMOUNT      AMOUNT
                                           (LOCAL      (U.S.       UNREALIZED
      CONTRACT                DELIVERY    CURRENCY)   DOLLARS)       GAIN
        TYPE    CURRENCY        DATE        (000S)     (000S)       (000S)

       Buy        Euro        12/3/01        727      $  645             6

       Buy        Euro        12/4/01      1,400       1,244            10
       ----------------------------------------------------------------------
       Total                                                          $ 16


See Notes to the Financial Statements.

EQUITY PORTFOLIOS  42  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                               ---------------------------------
                                                           EQUITY PORTFOLIOS
                                                                            ----
 SCHEDULE OF INVESTMENTS                                  NOVEMBER 30, 2001


 INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                          NUMBER      VALUE
                                                        OF SHARES     (000S)
COMMON STOCKS - 98.3%

   Australia - 3.2%
   Amcor Ltd.                                               8,000     $   29
   AMP Diversified Property Trust                           5,700          7
   AMP Ltd.                                                14,070        139
   Aristocrat Leisure Ltd.                                  5,400         18
   Australian Gas Light Co. Ltd.                            4,516         21
   BHP Billion Ltd.                                        46,673        244
   Boral Ltd.                                               7,150         12
   Brambles Industries Ltd.                                12,091         62
   Coca-Cola Amatil Ltd.                                    8,490         24
   Cochlear Ltd.                                              650         15
   Coles Myer Ltd.                                         14,826         63
   Commonwealth Bank of Australia                          15,708        234
   Computershare Ltd.                                       6,900         20
   CSL Ltd.                                                 2,000         50
   CSR Ltd.                                                12,000         42
   David Jones Ltd.                                         4,900          3
   ERG Ltd.                                                 7,600          2
   Foster's Brewing Group Ltd.                             25,170         64
   Futuris Corp. Ltd.                                       7,470          7
   Gandel Retail Trust                                     16,200         10
   General Property Trust                                  23,176         34
   Goodman Fielder Ltd.                                    16,150         12
   Hanson PLC                                                 580          4
   James Hardie Industries NV                               5,100         14
   Leighton Holdings Ltd.                                   3,350         19
   Lend Lease Corp. Ltd.                                    5,409         34
   Lluka Resources Ltd.                                     2,717          5
   M.I.M Holdings Ltd.                                     21,582         12
   Mayne Nickless Ltd.                                     13,951         52
   Mirvac Group                                             7,700         16
   National Australia Bank Ltd.                            19,568        322
   Newcrest Mining Ltd.                                     3,500          7
   News Corp. Ltd.                                         26,416        202
   Normandy Mining Ltd.                                    22,459         19
   OneSteel Ltd.                                            5,910          3
   Orica Ltd.                                               3,414         12
   Pacific Dunlop Ltd.                                     11,500          6
   PaperlinX Ltd.                                           4,000         10
   QBE Insurance Group Ltd.                                 6,782         25
   Rio Tinto Ltd.                                           3,926         71
   Santos Ltd.                                              7,800         26
   Sons of Gwalia Ltd.                                      1,564          6
   Southcorp Ltd.                                           8,372         34
   Stockland Trust Group                                    9,679         22
   Suncorp-Metway Ltd.                                      4,800         33
   TABCORP Holdings Ltd.                                    4,662         25
   Telstra Corp. Ltd.                                      97,340        278
   Transurban Group *                                       6,400         16
   Wesfarmers Ltd.                                          4,573         76
   Westfield Trust                                         23,392         40
   Westpac Banking Corp.                                   22,002        171
   WMC Ltd.                                                13,925         68
   Woolworths Ltd.                                         13,062         75
-----------------------------------------------------------------------------
                                                                       2,815
-----------------------------------------------------------------------------
Austria - 0.2%
   Austrian Airlines Osterreichische A.G.                     363          2
   BBAG Oesterreichische Brau-Beteiligungs A.G.               105          4
   Boehler-Uddeholm A.G.                                      136          5
   BWT A.G.                                                   224          5
   Erste Bank Der Oesterreichischen Sparkassen A.G.           320         17
   Flughafen Wien A.G.                                        248          7
   Generali Holding Vienna A.G.                                95         12
   Lenzing A.G.                                                52          3
   Mayr-Melnhof Karton A.G.                                   152          7
   Oesterreichische Elektrizitaetswirtschafts A.G.,
     Class A                                                  381         27
   OMV A.G.                                                   337         28
   RHI A.G.                                                   261          2
   Telekom Austria A.G. *                                   2,447         21
   VA Technologie A.G.                                        183          4
   Wienerberger Baustoffindustrie A.G.                        852         12
-----------------------------------------------------------------------------
                                                                         156
-----------------------------------------------------------------------------
Belgium - 1.0%
   AGFA-Gevaert N.V.                                        1,750         19
   Barco N.V.                                                 150          5
   Bekaert S.A.                                               290         10
   CMB Compagnie Maritime Belge S.A.                          100          4
   Colruyt S.A.                                               450         20
   D'ieteren N.V.                                              90         13

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  43  EQUITY PORTFOLIOS

-----------------------------
    EQUITY PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS

       INTERNATIONAL EQUITY INDEX PORTFOLIO  (continued)

                                                      NUMBER        VALUE
                                                    OF SHARES       (000S)
COMMON STOCKS - 98.3% - (CONTINUED)

Belgium - 1.0% - (continued)
   Delhaize-Le Lion                                      978        $   52
   Electrabel S.A.                                       710           149
   Fortis A.G., Class B                                9,240           217
   Glaverbel S.A.                                        100             9
   Groupe Bruxelles Lambert S.A.                       1,550            80
   Interbrew *                                         2,150            57
   KBC Bancassurance Holding                           3,744           115
   Solvay S.A., Class A                                1,040            60
   UCB S.A.                                            1,840            72
   Union Miniere Group                                   300            12
---------------------------------------------------------------------------
                                                                       894
---------------------------------------------------------------------------
Canada - 0.0%
   Celestica, Inc. *                                     108             5
---------------------------------------------------------------------------
Denmark - 1.0%
   Bang & Olufsen A/S, Class B                           143             3
   Carlsberg A/S, Class A                                454            16
   Carlsberg A/S, Class B                                372            15
   Dampskibsselkabet af 1912 A/S, Class B                 14            95
   Dampskibsselkabet Svendborg A/S, Class B               10            90
   Danisco A/S                                           744            27
   Danske Bank A/S                                     9,726           154
   FLS Industries A/S, Class B                           642             5
   Group 4 Falck A/S                                     262            32
   ISS A/S                                               517            29
   NavisionDamgaard A/S *                                387            10
   NKT Holding A/S                                       352             4
   Novo-Nordisk A/S, Class B                           4,775           185
   Novozymes A/S, Class B                                960            19
   Ostasiatiske Kompagni                                 267             6
   SAS AB *                                              496             4
   TDS A/S                                             2,736            95
   Topdanmark A/S                                        350             8
   Vestas Wind Systems A/S                             1,333            44
   William Demant A/S                                    958            26
---------------------------------------------------------------------------
                                                                       867
---------------------------------------------------------------------------
Finland - 2.0%
   Amer Group Ltd.                                       300             7
   Finnlines OYJ                                         300             6
   Fortum OYJ                                          3,200            15
   Hartwall OYJ ABP                                      800            17
   Instrumentarium Corp. OYJ                             300            13
   Kemira OYJ                                          1,500            11
   Kesko OYJ, Class B                                  1,100             9
   Kone OYJ, Class B                                     300            20
   Metso OYJ                                           1,700            16
   Nokia OYJ                                          59,620         1,393
   Orion-Yhtymae OYJ, Class A                            400             7
   Orion-Yhtymae OYJ, Class B                            400             7
   Outokumpu OYJ, Class A                              1,600            16
   Pohjola Group Insurance Corp., Class A                100             2
   Pohjola Group Insurance Corp., Class B                400             7
   Raisio Group PLC                                    2,100             2
   Rautaruukki OYJ, Class K                            1,800             7
   Sampo Insurance Co. Ltd., Class A                   4,200            33
   Sonera Group OYJ                                    9,440            49
   Stockmann AB, Class A                                 300             3
   Stockmann AB, Class B                                 400             4
   Stonesoft OYJ *                                       700             1
   Tieto Corp. OYJ                                     1,000            26
   UPM-Kymmene OYJ                                     3,080           104
   Uponor OYJ                                            500             8
   Wartsila OYJ, Class A                                 200             3
   Wartsila OYJ, Class B                                 500             9
---------------------------------------------------------------------------
                                                                     1,795
---------------------------------------------------------------------------
France - 10.6%
   Accor S.A.                                          2,450            81
   Air Liquide                                         1,133           161
   Alcatel Optronics                                     200             2
   Alcatel S.A., Class A                              15,300           279
   Aventis S.A.                                        9,900           691
   Axa                                                21,680           474
   BNP Paribas                                         5,641           495
   Bouygues                                            4,200           145
   Cap Gemini S.A.                                     1,600           103
   Carrefour Supermarche S.A.                          8,960           464
   Cie de Saint-Gobain                                 1,097           160
   Club Mediterranee                                     250            10
   Compagnie Francaise d'Etudes et de Construction
     Technip                                             228            27

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  44  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                        NUMBER          VALUE
                                                       OF SHARES       (000S)
COMMON STOCKS - 98.3% - (CONTINUED)

France - 10.6% - (continued)
   Compagnie Generale des Establissements Michelin,
     Class B                                             1,688        $   55
   Dassault Systems S.A.                                 1,450            69
   Essilor International SA                              1,300            38
   Etablissements Economiques du Casino                  1,200            94
   Eurazeo                                                 470            27
   France Telecom S.A.                                  12,925           510
   Gecina                                                  216            17
   Groupe Danone                                         1,890           218
   Imerys                                                  200            19
   L'OREAL                                               8,500           585
   Lafarge S.A.                                          1,650           151
   Lagardere S.C.A.                                      1,700            70
   LVMH Moet Hennessy Louis Vuitton                      6,200           252
   Pechiney S.A., Class A                                1,000            49
   Pernod-Ricard                                           750            55
   Peugeot S.A.                                          3,550           150
   Pinault-Printemps-Redoute S.A.                        1,485           195
   Publicis S.A.                                         1,700            43
   Sagem S.A.                                              528            29
   Sanofi-Sythelabo S.A.                                 9,220           639
   Schneider Electric S.A.                               2,150            98
   SEB S.A.                                                250            14
   Simco S.A.                                              350            24
   Societe BIC S.A.                                        650            22
   Societe Generale, Class A                             5,440           296
   Sodexho Alliance S.A.                                 2,040            84
   Suez Lyonnaise des Eaux                              10,485           317
   Suez Lyonnaise des Eaux S.A.                          2,400            73
   Suez Lyonnaise des Eaux, VVPR *                       2,400             -
   Thales S.A.                                           2,100            75
   TotalFinaElf S.A.                                     9,349         1,193
   TotalFinaElf S.A. *                                     630             -
   Union du Credit-Bail Immobilier                         550            28
   Usinor S.A.                                           3,200            40
   Valeo S.A.                                            1,054            40
   Vinci S.A.                                            1,060            60
   Vivendi Universal S.A.                               13,775           705
   Zodiac S.A.                                              70            13
------------------------------------------------------------------------------
                                                                       9,439
------------------------------------------------------------------------------
Gabon - 0.0%
   Fourlis S.A.                                            260             1
------------------------------------------------------------------------------
Germany - 8.0%
   Adidas-Salomon A.G.                                     600            38
   Allianz A.G.                                          3,020           714
   BASF A.G.                                             7,690           295
   Bayer A.G.                                            9,210           300
   Bayerische Hypound Vereinsbank A.G.                   5,447           175
   Bayerische Hypound Vereinsbank A.G.                   1,009            32
   Beiersdorf A.G.                                       1,050           116
   Bilfinger & Berger Bau A.G.                             450            10
   Buderus A.G.                                            850            21
   Continental A.G.                                      1,550            19
   D. Logistics A.G. *                                     300             3
   DaimlerChrysler A.G.                                 12,657           528
   Deutsche Bank A.G. (Registered)                       7,850           506
   Deutsche Lufthansa A.G. (Registered)                  4,750            61
   Deutsche Telekom                                     37,100           636
   Douglas Holding A.G.                                    500            12
   E.ON A.G.                                             9,632           480
   EM. TV & Merchandising A.G.                           1,800             3
   Epcos A.G.                                              800            37
   FAG Kugelfischer Georg Schaefer A.G. *                  750             8
   Fresenius Medical Care A.G.                           1,200            78
   Gehe A.G.                                               900            34
   Heidelberger Zement A.G. *                               80             -
   Heidelberger Zement A.G.                                 80             4
   Heidelberger Zement A.G. (Belgium Shares)               770            36
   Hochtief A.G.                                           900            13
   Hugo Boss A.G.                                        1,000            21
   Kamps A.G.                                            1,000             8
   KarstadtQuelle A.G.                                   1,450            53
   Linde A.G.                                            1,500            64
   MAN A.G.                                              1,350            26
   Merck KGaA                                            2,150            79
   Metro A.G.                                            4,140           142
   Muenchener Rueckversicherungs A.G. (Registered)       2,260           604
   Preussag A.G.                                         2,413            61


See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  45  EQUITY PORTFOLIOS

---------------------------------------------
    EQUITY PORTFOLIOS
----
     SCHEDULE OF INVESTMENTS

     INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                       NUMBER        VALUE
                                                     OF SHARES       (000S)
COMMON STOCKS - 98.3% - CONTINUED)

Germany - 8.0% - (continued)
   ProSiebenSat.1 Media A.G.                            1,900       $    12
   RWE A.G.                                             6,720           251
   SAP A.G.                                             3,980           492
   Schering A.G.                                        2,550           138
   SGL Carbon A.G.                                        250             6
   Siemens A.G.                                        11,215           663
   ThyssenKrupp A.G.                                    6,450            90
   Volkswagen A.G.                                      3,950           171
   WCM Beteilgungs & Grundbesi A.G.                     3,516            40
---------------------------------------------------------------------------
                                                                      7,080
---------------------------------------------------------------------------
Greece - 0.4%
   Alpha Bank                                           1,880            35
   Aluminum of Greece S.A.I.C.                            110             4
   Attica Enterprise Holding S.A.                         710             3
   Coca Cola Hellenic Bottling Company S.A.             1,200            18
   Commercial Bank Of Greece                              870            30
   EFG Eurobank Ergasias S.A.                           1,670            24
   EYDAP Athens Water Supply & Sewage Co. S.A.            390             2
   Follie - Follie S.A.                                   190             3
   Hellenic Duty Free Shops S.A.                          290             3
   Hellenic Petroleum S.A.                              1,140             8
   Hellenic Technodomiki S.A.                             740             4
   Hellenic Telecommunications Organization S.A.        3,190            54
   Intracom S.A.                                          690            10
   Lambrakis Press S.A.                                   330             2
   M.J. Maillis S.A.                                      400             2
   National Bank Of Greece S.A.                         2,310            57
   Panafon Hellenic Telecom S.A.                        2,370            12
   Papastratos Cigarette Co.                              220             3
   Piraeus Bank S.A.                                    1,480            13
   Technical Olympic S.A.                                 930             2
   Titan Cement Company S.A.                              360            13
   Viohalco                                             1,060             9
---------------------------------------------------------------------------
                                                                        311
---------------------------------------------------------------------------
Hong Kong - 2.0%
   ASM Pacific Technology                               5,000             9
   Bank of East Asia Ltd.                              18,104            38
   Cathay Pacific Airways Co.                          42,000            50
   CLP Holdings Ltd.                                   31,500           122
   Esprit Holdings Ltd.                                14,000            16
   Giordano International Ltd.                         18,000             8
   Hang Lung Development Co.                           17,000            15
   Hang Seng Bank                                      24,200           262
   Henderson Land Development                          17,000            64
   Hong Kong & China Gas Co. Ltd.                      66,473            84
   Hong Kong & Shanghai Hotels Ltd.                    15,000             5
   Hopewell Holdings Ltd.                              10,600             6
   Hutchison Whampoa Ltd.                              53,500           496
   Hysan Development Co.                               13,222            12
   Johnson Electric Holdings                           46,200            52
   Li & Fung Ltd.                                      36,000            40
   New World Development Co. Ltd.                      26,974            22
   Oriental Press Group                                30,000             3
   Pacific Century CyberWorks Ltd.                    186,822            53
   QPL International Holdings Ltd.                      6,000             2
   Regal Hotels International *                        26,400             1
   Shangri-La Asia Ltd.                                29,000            18
   Shun TAK Holdings Ltd.                                 155             -
   Sino Land Co.                                       48,963            16
   South China Morning Post Holdings Ltd.              22,000            12
   Sun Hung Kai Properties Ltd.                        30,172           223
   Swire Pacific Ltd.                                  19,500            95
   Tai Cheung Holdings Ltd.                             5,000             1
   Television Broadcasts Ltd.                           6,000            21
   Varitronix International Ltd.                        4,000             2
   Wharf Holdings Ltd.                                 31,000            67
---------------------------------------------------------------------------
                                                                      1,815
---------------------------------------------------------------------------
Ireland - 0.7%
   Allied Irish Banks PLC                                  88             1
   Allied Irish Banks PLC                              11,076           115
   CRH PLC                                              6,559           109
   DCC PLC                                              1,068            11
   Elan Corp. PLC *                                     4,117           184
   Greencore Group PLC                                  2,437             6
   Independent News & Media PLC                         6,487            11
   Irish Life & Permanent PLC                           3,651            41
   Jurys Doyle Hotel Group PLC                            754             5
   Kerry Group PLC, Class A                             2,138            27
   Ryanair Holdings PLC *                               4,576            52
   Smurfit (Jefferson) Group PLC                       13,754            29

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  46  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                         NUMBER        VALUE
                                                       OF SHARES       (000S)
COMMON STOCKS - 98.3% - (CONTINUED)

Ireland - 0.7% - (continued)
   Waterford Wedgwood PLC Units                           9,418        $    7
-----------------------------------------------------------------------------
                                                                          598
-----------------------------------------------------------------------------
Italy - 4.4%
   Alitalia S.p.A.                                       19,000            18
   Arnoldo Mondadori Editore S.p.A.                       3,000            19
   Assicurazioni Generali                                15,823           434
   Autogrill S.p.A.                                       3,000            27
   Autostrade Concessioni e Costruzioni
    Autostrade S.p.A.                                    15,000           100
   Banca di Roma S.p.A.                                  16,750            37
   Banca Intesa S.p.A.                                   74,000           180
   Banca Intesa-RNC S.p.A.                               10,000            18
   Banca Popolare di Milano S.p.A.                        5,000            18
   Benetton Group S.p.A.                                  2,800            30
   Bipop-Carire S.p.A.                                   24,000            41
   Bulgari S.p.A.                                         4,000            34
   Cementir S.p.A.                                        1,664             3
   Enel S.p.A                                            45,500           260
   ENI-Ente Nazionale Idorocarburi S.p.A.                50,820           597
   Fiat S.p.A.                                            4,440            74
   Fiat-RNC S.p.A.                                        1,530            18
   Gruppo Editoriale L'Espresso S.p.A.                    4,000            12
   Impregilo S.p.A.                                       9,000             4
   Italcementi S.p.A.                                     2,080            16
   Italcementi S.p.A.- RNC                                1,040             4
   Italgas S.p.A.                                         4,500            40
   Mediaset S.p.A.                                       15,000           112
   Mediobanca S.p.A.                                      8,000            86
   Parmalat Finanziaria S.p.A.                           10,320            28
   Pirelli S.p.A.                                        24,000            40
   Pirelli-RNC S.p.A.                                     1,000             2
   Rinascente (la) S.p.A.                                 4,000            15
   Rinascente-RNC (la) S.p.A                              1,000             3
   Riunione Adriatica di Sicurta S.p.A.                   9,000           110
   Sai-Soc Assicuratrice Industriale S.p.A.                 500             7
   Sai-Soc Assicuratrice Industriale-RNC S.p.A.             500             4
   San Paolo-IMI S.p.A.                                  18,080           199
   SNIA S.p.A.                                            6,680             9
   Telecom Italia S.p.A.                                 46,101           393
   Telecom Italia-RNC S.p.A.                             10,488            53
   TIM S.p.A                                            108,720           614
   Tiscali S.p.A. *                                       2,000            20
   Unicredito Italiano S.p.A.                            63,040           238
-----------------------------------------------------------------------------
                                                                        3,917
-----------------------------------------------------------------------------
Japan - 21.7%
   77 Bank Ltd.                                           5,000            23
   Acom Co. Ltd.                                          1,900           154
   Advantest Corp.                                        1,300            83
   Ajinomoto Co.                                          8,000            82
   Alps Electric Co. Ltd.                                 2,000            14
   Amada Co. Ltd.                                         4,000            19
   Amano Corp.                                            1,000             6
   Aoyama Trading Co. Ltd.                                  900             9
   Asahi Bank Ltd. *                                     36,000            28
   Asahi Breweries Ltd.                                   6,000            59
   Asahi Kasei Corp.                                     18,000            67
   Asatsu-DK, Inc.                                          300             6
   Ashai Glass Co. Ltd.                                  15,000            88
   Ashikaga Bank Ltd. *                                   8,000             8
   Autobacs Seven Co. Ltd.                                  500            12
   Bank of Fukuoka Ltd.                                   8,000            30
   Bank of Yokohama Ltd. *                               14,000            47
   Benesse Corp.                                          1,200            35
   Bridgestone Corp.                                     11,000           122
   Canon, Inc.                                           11,000           373
   Casio Computer Co. Ltd.                                3,000            16
   Central Japan Railway Co.                                 29           191
   Chugai Pharmaceutical Co. Ltd.                         3,000            40
   Chuo Mitsui Trust & Banking Co. Ltd. *                10,000            10
   Citizen Watch Co. Ltd.                                 4,000            21
   Cosmo Oil Co. Ltd.                                     8,000            14
   Credit Saison                                          2,200            48
   CSK Corp.                                              1,000            27
   Dai Nippon Printing Co. Ltd.                          10,000           107
   Daicel Chemical Industries                             5,000            15
   Daiei, Inc. *                                          9,000             9
   Daifuku Co., Ltd.                                      1,000             4
   Daiichi Pharmaceutical Co. Ltd.                        4,000            86
   Daikin Industries Ltd.                                 3,000            49
   Daikyo, Inc. *                                         2,000             2

See Notes to the Financial Statements.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  47  EQUITY PORTFOLIOS

---------------------------
    EQUITY PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
       INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                        NUMBER       VALUE
                                                      OF SHARES     (000S)
COMMON STOCKS - 98.3% - (CONTINUED)

Japan - 21.7% - (continued)
   Daimaru, Inc.                                        3,000         $ 13
   Dainippon Ink & Chemicals, Inc.                     10,000           16
   Dainippon Screen Manufacturing Co. Ltd.              2,000            7
   Daito Trust Construction Co. Ltd.                    1,700           27
   Daiwa Bank Ltd. *                                   26,000           22
   Daiwa House Industry Co. Ltd.                        7,000           43
   Daiwa Kosho Lease Co. Ltd.                           2,000            5
   Daiwa Securities Group, Inc.                        17,000          114
   Denki Kagaku Kogyo Kabushiki Kaisha                  6,000           14
   Denso Corp.                                         12,000          180
   East Japan Railway Co.                                  51          268
   Ebara Corp.                                          4,000           29
   Eisai Co. Ltd.                                       4,000           98
   Fanuc Ltd.                                           3,000          141
   Fuji Machine Manufacturing Co. Ltd.                    300            5
   Fuji Photo Film Co. Ltd.                             7,000          241
   Fuji Soft ABC, Inc.                                    200            8
   Fuji Television Network, Inc.                            6           27
   Fujikura Ltd.                                        5,000           23
   Fujitsu Ltd.                                        25,000          207
   Furukawa Electric Co. Ltd.                           8,000           48
   Gunma Bank Ltd.                                      6,000           30
   Gunze Ltd.                                           3,000           11
   Hankyu Department Stores, Inc.                       2,000           12
   Haseko Corp. *                                      13,000            3
   Hirose Electric                                        500           41
   Hitachi Zosen Corp. *                               13,000            8
   Hitachi Ltd.                                        42,000          310
   Hokuriku Bank Ltd. *                                 9,000           11
   Honda Motor Co. Ltd.                                12,000          455
   House Foods Corp.                                    1,000            9
   Hoya Corp.                                           1,000           66
   Isetan Co. Ltd.                                      3,000           30
   Ishihara Sangyo Kaisha *                             5,000            8
   Ishikawajima-Harima Heavy Industries Co. Ltd.       16,000           24
   Ito-Yokado Co. Ltd.                                  5,000          225
   Itochu Corp.                                        18,000           48
   Japan Airlines Co. Ltd.                             23,000           62
   Japan Energy Corp.                                  14,000           20
   Japan Steel Works Ltd.                               5,000            5
   Japan Tobacco, Inc.                                     26          170
   JGC Corp.                                            3,000           20
   Joyo Bank Ltd.                                      11,000           33
   JUSCO Co. Ltd.                                       4,000           84
   Kadokawa Shoten Publishing Co. Ltd.                    200            3
   Kajima Corp.                                        12,000           38
   Kaken Pharmaceutical Co. Ltd.                        1,000            6
   Kamigumi Co. Ltd.                                    3,000           13
   Kanebo Ltd. *                                        6,000           10
   Kaneka Corp.                                         5,000           31
   Kansai Electric Power Co.                           12,400          194
   Kao Corp.                                            8,000          171
   Katokichi Co Ltd.                                    1,000           19
   Kawasaki Heavy Industries Ltd.                      17,000           17
   Kawasaki Kisen Kaisha Ltd.                           8,000           11
   Kawasaki Steel Corp. *                              40,000           40
   Keihin Electric Express Railway Co. Ltd.             6,000           24
   Kikkoman Corp.                                       3,000           18
   Kinden Corp.                                         3,000           16
   Kinki Nippon Railway Co. Ltd.                       22,000           85
   Kirin Brewery Co. Ltd.                              12,000           87
   Kokuyo Co. Ltd.                                      2,000           18
   Komatsu Ltd.                                        12,000           40
   Komori Corp.                                         1,000           11
   Konami Corp.                                         1,600           54
   Konica Corp.                                         5,000           28
   Koyo Seiko Co. Ltd.                                  2,000            7
   Kubota Corp.                                        18,000           52
   Kuraray Co. Ltd.                                     5,000           33
   Kureha Chemical Industry Ltd.                        3,000            9
   Kurita Water Industries Ltd.                         2,000           25
   Kyocera Corp.                                        2,400          180
   Kyowa Exeo Corp.                                     1,000            7
   Kyowa Hakko Kogyo Co. Ltd.                           5,000           27
   Maeda Road Construction Co. Ltd.                     1,000            4
   Makino Milling Machine Co. Ltd.                      1,000            3
   Makita Corp.                                         2,000           12
   Marubeni Corp. *                                    19,000           16
   Marui Co. Ltd.                                       5,000           66

See Notes to the Financial Statements

EQUITY PORTFOLIOS  48  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001

                                                         NUMBER       VALUE
                                                        OF SHARES     (000S)
COMMON STOCKS - 98.3% - (CONTINUED)

Japan - 21.7% - (continued)
   Matsushita Electric Industrial Co. Ltd.               26,000       $ 345
   Meiji Milk Products Co. Ltd.                           4,000          12
   Meiji Seika                                            5,000          21
   Meitec Corp.                                             300           8
   Minebea Co. Ltd.                                       5,000          30
   Mitsubishi Chemical Corp.                             28,000          63
   Mitsubishi Corp.                                      20,000         139
   Mitsubishi Electric Corp.                             27,000         114
   Mitsubishi Estate Co. Ltd.                            16,000         137
   Mitsubishi Gas Chemical Co.                            6,000          12
   Mitsubishi Heavy Industries Ltd.                      43,000         119
   Mitsubishi Logistics Corp.                             2,000          16
   Mitsubishi Materials Corp.                            14,000          21
   Mitsubishi Paper Mills                                 4,000           6
   Mitsubishi Rayon Co.                                   8,000          21
   Mitsubishi Tokyo Financial Group, Inc.                    73         500
   Mitsui & Co. Ltd.                                     20,000         113
   Mitsui Engineering & Shipbuilding Co. Ltd. *          11,000          13
   Mitsui Fudosan Co. Ltd.                               10,000          91
   Mitsui Marine & Fire Insurance Co. Ltd.               18,720          93
   Mitsui Mining & Smelting Co. Ltd.                      7,000          22
   Mitsukoshi Ltd.                                        6,000          20
   Mizuho Holdings, Inc. *                                  117         295
   Mori Seiki Co. Ltd.                                    1,000           7
   Murata Manufacturing Co. Ltd.                          3,500         237
   Namco Ltd. *                                             700          13
   NEC Corp.                                             21,000         214
   NGK Insulators Ltd.                                    5,000          40
   NGK Spark Plug Co. Ltd.                                3,000          23
   Nichiei Co. Ltd. *                                     1,400          12
   Nichirei Corp.                                         4,000          12
   Nidec Corp.                                              400          21
   Nikon Corp.                                            5,000          45
   Nintendo Co. Ltd.                                      1,500         259
   Nippon Comsys Corp.                                    2,000          14
   Nippon Express Co. Ltd.                               13,000          47
   Nippon Light Metal Co. Ltd.                            7,000           5
   Nippon Meat Packers, Inc.                              3,000          31
   Nippon Mitsubishi Oil Corp.                           18,000          83
   Nippon Sheet Glass Co. Ltd.                            6,000          26
   Nippon Shinpan Co. Ltd.                                4,000           6
   Nippon Shokubai Co. Ltd.                               2,000           9
   Nippon Steel Corp.                                    86,000         122
   Nippon Suisan Kaisha Ltd.                              4,000           7
   Nippon Telegraph & Telephone Corp.                       164         679
   Nippon Unipac Holding                                     13          64
   Nippon Yusen Kabushiki Kaisha                         16,000          47
   Nishimatsu Construction                                4,000          13
   Nissan Motor Co. Ltd.                                 50,000         247
   Nisshin Seifun Group, Inc.                             3,000          19
   Nisshinbo Industries, Inc.                             3,000          13
   Nissin Food Products                                   2,000          43
   Nitto Denko Corp.                                      2,000          42
   NOF Corp.                                              3,000           6
   Nomura Securities Co. Ltd.                            25,000         347
   Noritake Co. Ltd.                                      2,000           9
   NSK Ltd.                                               7,000          25
   NTN Corp.                                              6,000          11
   Obayashi Corp.                                         9,000          33
   OJI Paper Co. Ltd.                                    13,000          63
   Okuma Corp.                                            2,000           3
   Okumura Corp.                                          3,000           9
   Olympus Optical Co. Ltd.                               3,000          41
   Omron Corp.                                            3,000          41
   Onward Kashiyama Co. Ltd.                              2,000          21
   Orient Corp. *                                         4,000           5
   Oriental Land Co. Ltd.                                 1,600         115
   Orix Corp.                                             1,100         106
   Osaka Gas Co. Ltd.                                    31,000          81
   Oyo Corp.                                                400           4
   Penta-Ocean Construction                               5,000           5
   Pioneer Corp.                                          2,000          48
   Promise Co. Ltd.                                       1,700          98
   Rohm Co. Ltd.                                          1,800         245
   Sanden Corp.                                           2,000           6
   Sankyo Co. Ltd.                                        6,000         105
   Sanrio Co. Ltd.                                        1,000           9
   Sanwa Shutter Corp.                                    3,000           7
   Sanyo Electric Co. Ltd.                               24,000         124
   Sapporo Breweries Ltd.                                 4,000          11
   Secom Co. Ltd.                                         3,000         167

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  49  EQUITY PORTFOLIOS

-------------------------------------
   EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                NUMBER          VALUE
                                               OF SHARES        (000S)
COMMON STOCK - 98.3% - (CONTINUED)

Japan - 21.7% - (continued)
   Sega Corp. *                                   2,100        $   44
   Seino Transportation Co. Ltd.                  2,000             9
   Seiyu Ltd. *                                   4,000             9
   Sekisui Chemical Co. Ltd.                      7,000            20
   Sekisui House Ltd.                             9,000            69
   Sharp Corp.                                   14,000           182
   Shimachu Co.                                     700            11
   Shimamura Co.                                    200            13
   Shimano, Inc.                                  2,000            25
   Shimizu Corp.                                 10,000            40
   Shin-Etsu Chemical Co. Ltd.                    5,000           189
   Shionogi & Co. Ltd.                            4,000            69
   Shiseido Co. Ltd.                              5,000            49
   Shizuoka Bank Ltd.                            10,000            77
   Sho-Bond Corp.                                   200             2
   Showa Denko K.K.                              14,000            17
   Showa Shell Sekiyu K.K.                        5,000            32
   Skylark Co. Ltd.                               1,000            25
   SMC Corp.                                        900            91
   Snow Brand Milk Products Co. Ltd.              4,000             7
   Softbank Corp.                                 4,000            87
   Sony Corp.                                    11,600           547
   Sumitomo Chemical Co.                         21,000            77
   Sumitomo Corp.                                13,000            71
   Sumitomo Electric Industries Ltd.              9,000            75
   Sumitomo Forestry Co. Ltd.                     2,000            12
   Sumitomo Heavy Industries Ltd.                 7,000             6
   Sumitomo Metal Industries Ltd. *              46,000            18
   Sumitomo Metal Mining Co. Ltd.                 7,000            24
   Sumitomo Mitsui Banking Corp. *               72,000           392
   Sumitomo Osaka Cement Co.                      5,000             8
   Taiheiyo Cement Corp.                         12,400            19
   Taisei Corp.                                  12,000            33
   Taisho Pharmaceutical Co. Ltd.                 4,000            71
   Taiyo Yuden Co. Ltd.                           2,000            32
   Takara Shuzo                                   3,000            30
   Takashimaya Co. Ltd.                           4,000            25
   Takeda Chemical Industries Ltd.               11,000           502
   Takefuji Corp.                                 1,900           154
   Takuma Co. Ltd.                                1,000             8
   Teijin Ltd.                                   11,000            41
   Teikoku Oil Co. Ltd.                           4,000            17
   Terumo Corp.                                   3,000            39
   TIS, Inc.                                      1,000            26
   Tobu Railway Co. Ltd. *                       11,000            31
   Toda Corp.                                     4,000            12
   Toei Co. Ltd.                                  2,000             6
   Toho Co. Ltd.                                    300            34
   Tohoku Electric Power                          6,400            96
   Tokio Marine & Fire Insurance Co. Ltd.        20,000           158
   Tokyo Broadcasting System, Inc.                1,000            16
   Tokyo Dome Corp. *                             2,000             5
   Tokyo Electric Power Co.                      17,100           394
   Tokyo Electron Ltd.                            2,000           106
   Tokyo Gas Co. Ltd.                            36,000            98
   Tokyo Style Co. Ltd.                           1,000             9
   Tokyu Corp.                                   14,000            54
   Toppan Printing Co. Ltd.                       9,000            82
   Toray Industries, Inc.                        18,000            49
   Toshiba Corp.                                 41,000           175
   Tosoh Corp.                                    8,000            17
   Tostem Corp.                                   4,272            58
   Toto Ltd.                                      5,000            27
   Toyo Seikan Kaisha                             3,000            40
   Toyobo Co. Ltd.                                9,000            13
   Toyota Motor Corp.                            47,000         1,203
   Trans Cosmos, Inc.                               300             9
   Tsubakimoto Chain Co.                          2,000             5
   Ube Industries Ltd.                           11,000            15
   Uni-Charm Corp.                                  900            24
   Uny Co. Ltd.                                   2,000            22
   Wacoal Corp.                                   2,000            19
   World Co. Ltd.                                   300             9
   Yakult Honsha Co. Ltd.                         2,000            16
   Yamaha Corp.                                   3,000            25
   Yamanouchi Pharmaceutical Co. Ltd.             5,000           141
   Yamato Transport Co. Ltd.                      6,000           114
   Yamazaki Baking Co. Ltd.                       3,000            20
   Yokogawa Electric Corp.                        3,000            24
-------------------------------------------------------------------------
                                                               19,276
-------------------------------------------------------------------------
Malaysia - 0.0%
   Promet Berhad                                  4,000             -

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                     NUMBER       VALUE
                                                    OF SHARES     (000S)
COMMON STOCK - 98.3% - CONTINUED

Malaysia - 0.0% - (continued)
   Silverstone Berhad *                                  280     $    -
-------------------------------------------------------------------------
                                                                      -
-------------------------------------------------------------------------
Netherlands - 5.5%
   ABN AMRO Holdings N.V.                             19,231        312
   AEGON N.V.                                         17,005        453
   Akzo Nobel N.V.                                     3,613        163
   ASM Lithography Holding N.V. *                      5,892        104
   Buhrmann N.V.                                       1,665         17
   Elsevier N.V.                                       9,302        108
   Getronics N.V.                                      4,371         16
   Hagemeyer N.V.                                      1,354         23
   Heineken N.V.                                       4,952        184
   IHC Caland N.V.                                       372         17
   ING Groep N.V.                                     24,892        651
   KLM N.V.                                              591          7
   Koninklijke Ahold N.V.                             11,530        341
   Koninklijke Philips Electronics N.V.               16,625        454
   OCE N.V.                                            1,102         10
   Qiagen N.V. *                                       1,750         34
   Royal Dutch Petroleum Co.                          26,831      1,297
   Royal KPN N.V.                                     15,585         71
   TNT Post Group N.V.                                 6,053        124
   Unilever N.V.                                       7,220        411
   Vedior N.V.                                         1,417         16
   Vendex KBB N.V.                                     1,177         11
   Vopak                                                 659         10
   Wolters Luwer N.V., Class C                         3,572         77
-------------------------------------------------------------------------
                                                                  4,911
-------------------------------------------------------------------------
New Zealand - 0.1%
   Auckland International Airport Ltd.                 5,200          8
   Brierly Investments Ltd. *                         16,750          2
   Carter Holt Harvey Ltd.                            21,600         16
   Contact Energy Ltd.                                 7,200         12
   Fisher & Paykel Appliances Holdings                   880          4
   Fisher & Paykel Health Care                           844          6
   Fletcher Building Ltd.                              4,379          5
   Fletcher Challenge Forests Ltd. *                  22,000          2
   Fletcher Challenge Forests Ltd. *                  10,317          1
   Telecom Corp. of New Zealand Ltd.                  22,180         47
   Warehouse Group Ltd.                                3,800         11
-------------------------------------------------------------------------
                                                                    114
-------------------------------------------------------------------------
Norway - 0.5%
   Bergesen DY A/S, Class A                              600         10
   Bergesen DY A/S, Class B                              300          5
   DnB Holding ASA                                     9,900         41
   Elkem ASA                                             600         10
   Frontline Ltd.                                      1,000          9
   Kvaerner ASA                                        1,400          2
   Merkantildata ASA                                   2,400          3
   Nera ASA                                            1,600          4
   Norsk Hydro ASA                                     3,310        128
   Norske Skogindustrier ASA                           1,400         24
   Opticom ASA *                                         200         10
   Orkla ASA                                           2,800         46
   Petroleum Geo-Services A/S *                        1,300          8
   Schibsted ASA                                         900          9
   Smedvig ASA, Class A                                  700          5
   Smedvig ASA, Class B                                  300          2
   Statoil ASA *                                       5,500         36
   Storebrand                                          3,500         20
   Tandberg ASA *                                        700         14
   Telenor ASA                                         6,800         28
   Tomra Systems ASA                                   2,300         25
-------------------------------------------------------------------------
                                                                    439
-------------------------------------------------------------------------
Portugal - 0.5%
   Banco Comercial Portugues S.A. (Registered)        29,400        121
   Banco Espirito Santo e Comercial de Lisboa S.A.
     (Registered)                                      2,518         31
   BPI-SGPS S.A. (Registered)                          8,200         18
   Brisa-Auto Estradas de Portugal S.A.                3,800         32
   Cimpor Cimentos de Portugal SGPS S.A.               1,700         28
   Electricidade de Portugal S.A.                     38,300         88
   Jeronimo Martins SGPS S.A.                          1,200          9
   Portucel Empresa Produtore de Pasta e Papel S.A.    5,600          6
   Portugal Telecom SGPS S.A. (Registered)            15,846        121
   Sonae Investmentos-SGPS S.A.                       25,300         17
-------------------------------------------------------------------------
                                                                    471
-------------------------------------------------------------------------

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  51  EQUITY PORTFOLIOS

----------------------------
    EQUITY PORTFOLIOS
----
      SCHEDULE OF INVESTMENTS

      INTERNATIONAL EQUITY PORTFOLIO (continued)

                                                               NUMBER     VALUE
                                                              OF SHARES   (000S)
    COMMON STOCKS - 98.3%-(CONTINUED)

    Singapore - 0.8%
       CapitaLand Ltd. *                                       25,500    $   21
       Chartered Semiconductor Manufacturing Ltd. *            13,500        30
       City Developments Ltd.                                  10,000        26
       Comfort Group Ltd.                                      10,500         4
       Creative Technology Ltd.                                 1,000         7
       Cycle & Carriage Ltd.                                    3,000         5
       DBS Group Holdings Ltd.                                 16,198       101
       First Capital Corp. Ltd.                                 5,000         3
       Fraser & Neave Ltd.                                      4,000        16
       Haw Par Corp. Ltd.                                       2,000         4
       Hotel Properties Ltd.                                    6,000         4
       Keppel Corp.                                             9,250        13
       Neptune Orient Lines *                                  15,370         7
       Oversea-Chinese Banking Corp. Ltd. (Foreign)            15,980        93
       Overseas Union Enterprise Ltd.                           2,000         6
       Parkway Holdings Ltd.                                    9,000         5
       Sembcorp Industries Ltd.                                20,494        16
       Singapore Airlines Ltd.                                 15,000        77
       Singapore Computer Systems Ltd.                          2,000         1
       Singapore Press Holdings                                 4,893        51
       Singapore Technologies Engineering Ltd.                 36,000        40
       Singapore Telecommunications Ltd.                       79,000        76
       Straits Trading Co. Ltd.                                 4,400         4
       United Industrial Corp. Ltd.                            17,000         6
       United Overseas Bank Ltd. (Foreign)                     15,392        97
       United Overseas Land Ltd.                                8,000         8
       Venture Manufacturing (Singapore) Ltd.                   3,000        20
       Wing Tai Holdings                                        8,000         3
    ----------------------------------------------------------------------------
                                                                            744
    ----------------------------------------------------------------------------
    Spain - 3.2%
       Acerinox S.A.                                              775        24
       ACS, Actividades de Con y Serv                             800        19
       Altadis S.A.                                             3,875        62
       Autopistas Concesionaria S.A.                            3,667        36
       Banco Bilbao Vizcaya S.A.                               40,346       496
       Banco Central Hispanoamericano                          57,036       486
       Corp. Mapfre, Compania Internacional de
         Reaseguros, S.A.                                       2,279        14
       Cortefiel, S.A.                                            900         5
       Ebro Puleva S.A.                                         1,520        16
       Endesa S.A.                                             13,420       215
       Fabrica Espanola de Productos Quimicos y
         Farmaceuticos S.A.                                       420         5
       Fomento de Construcciones y Contratas S.A.               1,550        33
       Gas Natural SDG S.A., Class E                            5,675        99
       Grupo Dragados S.A.                                      2,220        28
       Grupo Empresarial Ence S.A.                                350         5
       Iberdrola S.A.                                          11,389       146
       Inmobiliaria Urbis S.A.                                  1,300         5
       Metrovacesa S.A.                                           800        11
       Portland Valderrivas S.A. *                                325         7
       Prosegur, CIA de Securidad S.A. (Registered)               800        11
       Puleva Biotech *                                         1,020         -
       Repsol S.A.                                             15,385       216
       Sociedad General de Aguas de Barcelona S.A.              1,725        23
       Sol Melia S.A.                                           2,300        17
       Telefonica S.A.                                         56,746       767
       Telepizza *                                              2,700         4
       Union Electrica Fenosa S.A.                              3,849        60
       Uralita S.A.                                               550         3
       Vallehermoso S.A.                                        1,825        12
       Viscofan Industria Navarra de Celulosicas S.A.             600         3
       Zardoya Otis S.A.                                        2,000        19
       Zeltia S.A.                                              2,500        20
    ----------------------------------------------------------------------------
                                                                          2,867
    ----------------------------------------------------------------------------
    Sweden - 2.4%
       Assa Abloy AB, Class B                                   4,400        61
       Assidoman AB                                             1,200        29
       Atlas Copco AB, Class A                                  1,800        38
       Atlas Copco AB, Class B                                    900        18
       Billerud *                                                 553         3
       Drott AB, Class B                                        1,300        13
       Electrolux AB, Class B                                   4,640        67
       Gambro AB, Class A                                       3,100        20
       Gambro AB, Class B                                       1,200         8

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  52  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                              NUMBER     VALUE
                                                             OF SHARES   (000S)
COMMON STOCKS - 98.3% -(CONTINUED)

Sweden - 2.4% - (continued)
   Hennes & Mauritz AB, Class B                               10,490    $   209
   Modern Times Group MTG AB, Class B *                          800         17
   Nordic Baltic Holding AB                                   29,800        148
   Nordic Baltic Holding AB (Belgium Shares)                   7,889         40
   OM Gruppen AB                                               1,000         13
   Sandvik AB                                                  3,300         70
   Sapa AB                                                       492          7
   SAS AB *                                                      900          6
   Securitas AB, Class B                                       4,500         80
   Skandia Forsakrings AB                                     12,810         95
   Skandinaviska Enskilda Banken (SEB), Class A                8,900         78
   Skanska AB, Class B                                         5,800         37
   SKF AB, Class A                                               600         10
   SKF AB, Class B                                               811         14
   SSAB Svenskt Stal AB, Class A                                 900          8
   SSAB Svenskt Stal AB, Class B                                 300          3
   Svenska Cellulosa AB, Class B                               2,900         73
   Svenska Handelsbanken AB, Class A                           8,200        110
   Svenska Handelsbanken AB, Class B                             800         10
   Swedish Match AB                                            4,700         24
   Tele2 AB, Class B *                                         1,900         61
   Telefonaktiebolaget LM Ericsson, Class B                  101,940        563
   Telia AB                                                   19,000         83
   Trelleborg AB, Class B                                      1,300         10
   Volvo AB, Class A                                           1,700         25
   Volvo AB, Class B                                           3,800         60
   Wm-Data AB, Class B                                         4,600         12
--------------------------------------------------------------------------------
                                                                          2,123
--------------------------------------------------------------------------------
Switzerland - 7.4%
   ABB Ltd.                                                   14,792        155
   Adecco S.A. (Registered)                                    2,300        119
   Ascom Holding A.G. (Registered)                               300          7
   Charles Voegele Holding A.G.                                   75          3
   Credit Suisse Group (Registered)                           15,040        580
   Forbo Holding A.G. (Registered)                                20          6
   Georg Fischer A.G. (Registered)                                45          8
   Givaudan A.G. (Registered)                                    117         36
   Holcim Ltd. (Registered)                                      700         30
   Holcim Ltd., Class B                                          350         72
   Jelmoli Holding A.G. (Bearer)                                  10         10
   Jelmoli Holding A.G. (Registered)                              20          4
   Kudelski S.A. *                                               600         41
   Kuoni Reisen Holding                                           38         10
   Logitech International S.A. (Registered)                      500         18
   Lonza A.G. (Registered)                                        70         44
   Nestle S.A. (Registered)                                    4,925      1,015
   Novartis A.G. (Registered)                                 36,500      1,281
   PubliGroupe S.A. (Registered)                                  20          4
   Roche Holding A.G. (Bearer)                                 2,000        166
   Roche Holding A.G. (Genuss)                                 8,900        636
   Schindler Holding A.G. (Bearer)                                10         14
   Schindler Holding A.G. (Registered)                            10         14
   SGS Societe Generale de Surveillance Holdings S.A.
     (Registered)                                                100         16
   STMicroelectronics N.V.                                    11,200        380
   Sulzer A.G.                                                    50          7
   Sulzer Medica (Registered)                                    180          7
   Swatch Group A.G. (Registered)                              1,800         34
   Swatch Group A.G., Class B                                    450         41
   Swiss (Registered)                                          3,650        368
   Swisscom A.G.                                                 930        253
   Syngenta A.G. *                                             1,362         69
   UBS A.G. (Registered)                                      16,794        834
   Unaxis Holding A.G. (Registered)                              175         18
   Valora Holding A.G.                                            55          9
   Zurich Financial Services A.G.                              1,057        269
--------------------------------------------------------------------------------
                                                                          6,578
--------------------------------------------------------------------------------
United Kingdom - 22.7%
   3I Group PLC                                                8,000        100
   Abbey National PLC                                         17,800        248
   Airtours PLC                                                6,000         21
   Amec PLC                                                    3,047         17
   Amersham PLC                                                8,000         75
   Amvescap PLC                                               10,000        143
   ARM Holdings PLC *                                         13,000         72
   AstraZeneca PLC                                            22,400      1,001
   AWG PLC                                                     3,929         31
   BAA PLC                                                    13,101        110

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  53  EQUITY PORTFOLIOS

-------------------------------------------
    EQUITY PORTFOLIOS
----
     SCHEDULE OF INVESTMENTS

     INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
COMMON STOCKS - 98.3% - (CONTINUED)

United Kingdom - 22.7% - (continued)
   BAE Systems PLC                                          38,040      $   173
   Balfour Beatty PLC                                        5,158           13
   Barclays PLC                                             21,048          645
   Barratt Developments PLC                                  3,000           16
   BBA Group PLC                                             6,101           23
   Berkeley Group PLC                                        2,000           18
   BG Group PLC                                             44,563          168
   BOC Group PLC                                             6,037           91
   Boots Co. PLC                                            11,236           95
   BP PLC                                                  285,262        2,109
   Brambles Industries PLC *                                 8,646           42
   British Airways PLC                                      13,120           38
   British American Tobacco PLC                             27,385          221
   British Land Co. PLC *                                    7,035           47
   British Sky Broadcasting PLC *                           23,560          287
   BT Group PLC                                            107,646          425
   BTG PLC *                                                 1,000           11
   Bunzl PLC                                                 6,045           41
   Cadbury Schweppes PLC                                    26,210          166
   Canary Wharf Group PLC                                    9,000           58
   Capita Group PLC                                          8,000           54
   Carlton Communications PLC                                8,148           25
   Celltech Group PLC *                                      3,000           38
   Centrica PLC                                             50,400          153
   CGU PLC                                                  28,185          336
   Chubb PLC                                                10,307           22
   CMG PLC                                                   8,000           27
   Compass Group PLC *                                      28,429          204
   Corus Group PLC *                                        38,170           36
   De La Rue PLC                                             2,850           20
   Diageo PLC                                               43,410          464
   Dixons Group PLC                                         24,342           85
   Eidos PLC *                                               2,000            7
   Electrocomponents PLC                                     5,000           36
   EMI Group PLC                                            10,137           46
   Exel PLC                                                  3,911           45
   FKI PLC                                                   7,000           19
   GKN PLC                                                   8,646           34
   GlaxoSmithKline PLC                                      79,067        1,984
   Granada PLC                                              35,429           71
   Great Portland Estates PLC                                2,800           10
   Great Universal Stores PLC                               13,000          116
   Hammerson PLC                                             4,040           26
   Hanson PLC                                                9,000           61
   Hays PLC                                                 21,000           61
   HBOS PLC *                                               45,297          533
   Hilton Group PLC                                         19,226           58
   HSBC Holdings PLC                                       118,462        1,428
   IMI PLC                                                   4,000           14
   Imperial Chemical Industries PLC                          9,000           52
   International Power PLC *                                14,302           42
   Invensys PLC                                             42,495           60
   Johnson Matthey PLC                                       3,000           41
   Kidde PLC                                                10,307            9
   Kingfisher PLC *                                         15,776           90
   Land Securities PLC                                       6,623           76
   Lattice Group PLC                                        43,563           94
   Legal & General Group PLC                                64,160          141
   Lloyds TSB Group PLC                                     70,190          723
   Logica PLC                                                6,000           66
   London Bridge Software Holdings                           2,000            6
   Marconi PLC                                              33,747           17
   Marks & Spencer PLC                                      36,024          179
   Misys PLC                                                 7,008           32
   mm02 PLC *                                              107,646          125
   National Grid Group PLC                                  19,050          120
   Novar PLC                                                 5,900           10
   P&O Princess Cruises PLC                                  8,800           46
   Pace Micro Technology PLC                                 3,000           17
   Pearson PLC                                              10,089          119
   Peninsular & Orient Steam Navigation                      8,253           29
   Pilkington PLC                                           14,989           23
   Provident Financial PLC                                   2,929           27
   Prudential PLC                                           25,539          278
   Psion PLC                                                 5,000            7
   Railtrack Group PLC                                       6,016            9
   Rank Group PLC                                            7,215           24
   Reed International PLC                                   15,832          133
   Rentokil Initial PLC                                     25,000           91
   Reuters Group PLC                                        18,270          177
   Rexam PLC                                                 5,472           29
   Rio Tinto PLC                                            13,446          252
   RMC Group PLC                                             3,000           27


See Notes to the Financial Statements.

EQUITY PORTFOLIOS  54  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


                                                        NUMBER        VALUE
                                                       OF SHARES     (000S)
 COMMON STOCKS - 98.3% - (CONTINUED)

 United Kingdom - 22.7% - (continued)
   Royal Bank of Scotland Group PLC                     34,077      $   790
   Sage Group PLC                                       16,000           55
   Sainsbury (J) PLC                                    24,417          125
   Schroders PLC                                         3,500           44
   Scottish Power PLC                                   23,000          129
   Six Continents PLC                                   10,799          109
   Slough Estates PLC                                    5,000           23
   Smith & Nephew PLC                                   11,307           60
   Smiths Group PLC                                      7,353           69
   SSL International PLC                                 2,000           16
   Stagecoach Holdings PLC                              16,024           14
   Tate & Lyle PLC                                       6,000           29
   Taylor Woodrow PLC                                    7,046           16
   Tesco PLC                                            87,943          302
   TI Automotive Ltd., Class A *                         5,000            -
   Unilever PLC                                         36,466          295
   United Utilities PLC                                  7,000           63
   Vodafone Group PLC                                  860,636        2,209
   Wimpey (George) PLC                                   5,000           13
   Wolseley PLC                                          7,093           51
   WPP Group PLC                                        14,000          137
-----------------------------------------------------------------------------
                                                                     20,238
-----------------------------------------------------------------------------
 Total Common Stocks
-----------------------------------------------------------------------------
 (Cost $109,304)                                                     87,454


 CONVERTIBLE PREFERRED STOCKS - 0.3%

 Australia - 0.2%
   AMP Group Finance Services Ltd. *                       116            6
   News Corp. Ltd.                                      27,776          181
-----------------------------------------------------------------------------
                                                                        187
-----------------------------------------------------------------------------
 France - 0.0%
   Etablissements Economiques du Casino                    200           11
-----------------------------------------------------------------------------
 Germany - 0.1%
   Dyckerhoff A.G.                                         500            7
   MAN A.G.                                                550            8
   RWE A.G.                                                500           14
   Volkswagen A.G.                                       1,300           39
-----------------------------------------------------------------------------
                                                                         68
-----------------------------------------------------------------------------
 Italy - 0.0%
   Fiat S.p.A.                                           1,730           21
-----------------------------------------------------------------------------
  Total Convertible Preferred Stocks
-----------------------------------------------------------------------------
 (Cost $385)                                                            287


                                                        PRINCIPAL
                                                          AMOUNT      VALUE
                                                          (000S)      (000S)
 CORPORATE BOND - 0.0%

 Australia - 0.0%
   AMP Reinsurance Note
     0.00%, 1/1/80                                      $     4           -
-----------------------------------------------------------------------------
 Total Corporate Bond
-----------------------------------------------------------------------------
 (Cost $-)                                                                -


                                                          NUMBER      VALUE
                                                         OF SHARES    (000S)
 RIGHTS - 0.0%

 Australia - 0.0%
   ERG Ltd.                                               2,280           -
-----------------------------------------------------------------------------
 Total Rights
-----------------------------------------------------------------------------
 (Cost $-)                                                                -


                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                         (000S)       (000S)

 SHORT-TERM INVESTMENTS - 1.3%

   Banque Bruxelles Lambert, Brussels,
     Eurodollar Time Deposit,
     2.09%, 12/3/01                                        943          943
   U.S. Treasury Bill,
     3.06%, 1/17/02                                        120          120
     2.20%, 1/17/02/(1)/                                   130          129
-----------------------------------------------------------------------------
 Total Short-Term Investments
-----------------------------------------------------------------------------
 (Cost $1,192)                                                        1,192

-----------------------------------------------------------------------------
 Total Investments - 99.9%
-----------------------------------------------------------------------------
 (Cost $110,881)                                                     88,933
   Other Assets less Liabilities - 0.1%                                  82
-----------------------------------------------------------------------------
 NET ASSETS - 100.0%                                                $89,015

*    Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.


See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  55  EQUITY PORTFOLIOS

-------------------------------------
    EQUITY PORTFOLIOS
----
     SCHEDULE OF INVESTMENTS                                   NOVEMBER 30, 2001

     INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)



At November 30, 2001, International Equity Index Portfolio had open futures contracts as follows:

                              NOTIONAL                                UNREALIZED
                NUMBER OF      AMOUNT      CONTRACT       CONTRACT      GAIN
TYPE            CONTRACTS      (000S)      POSITION          EXP.      (000S)

EuroStoxx-50        36         $1,181        Long           12/01       $24

FTSE 100            12            890        Long           12/01         6

Nikkei 225           7            374        Long           12/01         9
-------------------------------------------------------------------------------

Total                                                                      $39

At November 30, 2001, the International Equity Index Portfolio's investments were diversified as follows:


INDUSTRY SECTOR                                             PERCENTAGE

Banks                                                             14.6%
Business Services                                                 10.2
Capital Goods                                                      5.3
Consumer Durables                                                  6.4
Consumer Non-Durables                                              5.7
Consumer Services                                                  4.6
Energy                                                             7.5
Financial Services                                                10.1
Health Care                                                        9.0
Multi-Industry                                                     1.4
Raw Materials                                                      7.5
Retail                                                             3.9
Technology                                                         5.5
Transportation                                                     1.9
Utilities                                                          6.4
--------------------------------------------------------------------------------

Total                                                            100.0%


At November 30, 2001, the International Equity Index Portfolio's investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY                                   PERCENTAGE

Japanese Yen                                                      21.7%
Euro                                                              36.6
United Kingdom Pound                                              22.7
Swiss Franc                                                        7.4
All other currencies less than 5%                                 11.6
--------------------------------------------------------------------------------

Total                                                            100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  56  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                             -----------------------------------
                                                           EQUITY PORTFOLIOS
                                                                            ----
SCHEDULE OF INVESTMENTS                                   NOVEMBER 30, 2001

SMALL COMPANY GROWTH PORTFOLIO

                                                NUMBER         VALUE
                                               OF SHARES       (000S)
COMMON STOCK - 97.2%

Apparel - 2.6%
   Coach, Inc.                                  16,000        $   528
   Gymboree Corp. *                             32,000            376
-------------------------------------------------------------------------
                                                                  904
-------------------------------------------------------------------------
Biotechnology - 2.5%
   Aviron                                       10,000            370
   Transkaryotic Therapies, Inc. *              12,000            512
-------------------------------------------------------------------------
                                                                  882
-------------------------------------------------------------------------
Chemicals - 1.2%
   Cabot Microelectronics Corp. *                6,000            416
-------------------------------------------------------------------------
Commercial Services - 5.6%
   Administaff, Inc. *                          14,600            426
   Career Education Corp. *                     16,000            500
   FTI Consulting, Inc. *                       11,000            360
   National Processing, Inc. *                  24,000            696
-------------------------------------------------------------------------
                                                                1,982
-------------------------------------------------------------------------
Computers - 5.8%
   CACI International, Inc., Class A *           7,000            518
   Manhattan Associates, Inc. *                 12,300            372
   McData Corp.                                 24,000            603
   Mentor Graphics Corp.                        24,700            560
-------------------------------------------------------------------------
                                                                2,053
-------------------------------------------------------------------------
Diversified Financial Services - 1.3%
   Investment Technology Group, Inc.             8,000            460
-------------------------------------------------------------------------
Electronics - 4.5%
   Itron, Inc. *                                12,000            339
   Mettler-Toledo International, Inc. *         15,000            739
   Microchip Technology, Inc. *                 14,000            506
-------------------------------------------------------------------------
                                                                1,584
-------------------------------------------------------------------------
Entertainment - 1.4%
   Argosy Gaming Co. *                          15,100            495
-------------------------------------------------------------------------
Environmental Control - 2.1%
   Stericycle, Inc. *                           13,596            753
-------------------------------------------------------------------------
Food - 1.8%
   Performance Food Group Co. *                 19,000            646
-------------------------------------------------------------------------
Healthcare-Products - 4.7%
   ICU Medical, Inc. *                          14,700            636
   Kensey Nash Corp. *                          26,000            535
   Resmed, Inc. *                                8,400            491
-------------------------------------------------------------------------
                                                                1,662
-------------------------------------------------------------------------
 Healthcare-Services - 3.3%
   American Healthways, Inc. *                  21,000            695
   Unilab Corp. *                               22,950            459
-------------------------------------------------------------------------
                                                                1,154
-------------------------------------------------------------------------
Home Furnishings - 1.2%
   Polycom, Inc.                                12,000            414
-------------------------------------------------------------------------
Insurance - 3.3%
   Brown & Brown, Inc.                          19,000            553
   W.R. Berkley Corp.                           11,150            597
-------------------------------------------------------------------------
                                                                1,150
-------------------------------------------------------------------------
Internet - 1.4%
   Riverstone Networks, Inc. *                  32,500            510
-------------------------------------------------------------------------
Machinery - Diversified - 0.9%
   Graco, Inc.                                   9,000            313
-------------------------------------------------------------------------
Media - 4.9%
   Entercom Communications Corp.                 9,000            398
   Radio One, Inc., Class A *                   24,000            386
   Scholastic Corp. *                            8,500            369
   Spanish Broadcasting System, Inc., Class A * 67,000            584
-------------------------------------------------------------------------
                                                                1,737
-------------------------------------------------------------------------
Metal Fabrication/Hardware - 1.0%
   CIRCOR International, Inc.                   20,000            345
-------------------------------------------------------------------------
Oil & Gas - 1.2%
   Remington Oil & Gas Corp. *                  25,000            407
-------------------------------------------------------------------------
Oil & Gas Producers - 2.5%
   Patterson-UTI Energy, Inc.                   20,000            405
   XTO Energy, Inc.                             30,000            488
-------------------------------------------------------------------------
                                                                  893
-------------------------------------------------------------------------
Packaging & Containers - 1.3%
   Ivex Packaging Corp. *                       24,900            444
-------------------------------------------------------------------------
Pharmaceuticals - 9.0%
   Celgene Corp.                                10,000            349
   Cephalon, Inc. *                              9,100            662
   D&K Healthcare Resources, Inc.               17,000            787
   K-V Pharmaceutical Co., Class A *            17,000            435
   Medicis Pharmaceutical Corp., Class A         9,000            532
   Sepracor, Inc.                                8,000            399
-------------------------------------------------------------------------
                                                                3,164
-------------------------------------------------------------------------
Retail - 7.8%
   BJ's Wholesale Club, Inc. *                  10,000            450

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  57  EQUITY PORTFOLIOS

------------------------
    EQUITY PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS                                    NOVEMBER 30, 2001

    SMALL COMPANY GROWTH PORTFOLIO (continued)


                                                           NUMBER     VALUE
                                                         OF SHARES    (000S)
COMMON STOCKS - 97.2% - (CONTINUED)

Retail - 7.8% - (continued)
   Copart, Inc. *                                          16,000    $    549
   Fred's, Inc.                                            17,934         595
   O'Reilly Automotive, Inc. *                             20,000         669
   Williams-Sonoma, Inc.                                   13,000         505
------------------------------------------------------------------------------
                                                                        2,768
------------------------------------------------------------------------------
Semiconductors - 7.8%
   Alpha Industries, Inc.                                  15,200         365
   Genesis Microchip, Inc. *                                9,900         564
   Lam Research Corp. *                                    24,000         526
   Microsemi Corp. *                                       14,800         460
   Semtech Corp. *                                         12,100         466
   Zoran Corp. *                                           11,000         382
------------------------------------------------------------------------------
                                                                        2,763
------------------------------------------------------------------------------
Software - 11.0%
   Advent Software, Inc.                                   11,300         565
   Choicepoint, Inc. *                                     14,000         660
   Intercept Group, Inc. *                                 10,000         324
   Manugistics Group, Inc.                                 39,000         460
   Mercury Interactive Corp.*                              23,000         708
   Midway Games, Inc. *                                    25,000         374
   Precise Software Solutions Ltd. *                       16,600         321
   Quest Software, Inc.                                    19,000         462
------------------------------------------------------------------------------
                                                                        3,874
------------------------------------------------------------------------------
Storage/Warehousing - 1.4%
   Mobile Mini, Inc. *                                     15,514         496
------------------------------------------------------------------------------
Telecommunications - 2.7%
   AirGate PCS, Inc. *                                      9,400         493
   Powerwave Technologies, Inc. *                          28,000         472
------------------------------------------------------------------------------
                                                                          965
------------------------------------------------------------------------------
Textiles - 1.5%
   G & K Services, Inc., Class A                           17,200         534
------------------------------------------------------------------------------
Transportation - 1.5%
   Genesee & Wyoming, Inc., Class A*                       17,431         520
------------------------------------------------------------------------------
Total Common Stocks
------------------------------------------------------------------------------
(Cost $30,928)                                                         34,288

                                                         PRINCIPAL
                                                          AMOUNT      VALUE
                                                          (000S)      (000S)
SHORT-TERM INVESTMENT - 2.9%
   Banque Bruxelles Lambert, Brussels,
     Eurodollar Time Deposit,
     2.09%, 12/3/01                                      $ 1,010     $  1,010
------------------------------------------------------------------------------
Total Short-Term Investments
------------------------------------------------------------------------------
(Cost $1,010)                                                           1,010


------------------------------------------------------------------------------
Total Investments - 100.1%
------------------------------------------------------------------------------
(Cost $31,938)                                                         35,298
   Liabilities less Other Assets - (0.1)%                                 (45)
------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $ 35,253


* Non-Income Producing Security


See Notes to the Financial Statements.


EQUITY PORTFOLIOS  58  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         -----------------------
                                                           EQUITY PORTFOLIOS
                                                                            ----
SCHEDULE OF INVESTMENTS                                    NOVEMBER 30, 2001

SMALL COMPANY INDEX PORTFOLIO


                                                       NUMBER         VALUE
                                                     OF SHARES        (000S)
COMMON STOCKS - 97.5%

Advertising - 0.5%
  Advo, Inc.                                            7,725       $     295
  APAC Customer Services, Inc. *                        9,400              28
  Getty Images, Inc. *                                 13,900             276
  Grey Global Group, Inc.                                 300             183
  Key3Media Group, Inc. *                              11,600              53
  Penton Media, Inc. *                                  9,500              60
  R.H. Donnelley Corp.                                 12,100             338
  Sitel Corp. *                                        22,400              45
  ValueVision International, Inc., Class A *            9,500             151
  Ventiv Health, Inc. *                                 6,300              19
------------------------------------------------------------------------------
                                                                        1,448
------------------------------------------------------------------------------
Aerospace/Defense - 1.1%
  AAR Corp.                                             9,600              78
  Alliant Techsystems, Inc. *                           8,700             686
  Armor Holdings, Inc. *                                7,100             164
  BE Aerospace, Inc. *                                 11,700              97
  Curtiss-Wright Corp.                                  4,100             174
  DRS Technologies, Inc. *                              5,000             167
  EDO Corp.                                             4,100             100
  Engineered Support Systems                            2,800             119
  Esterline Technologies Corp.                          8,500             128
  Fairchild Corp., Class A *                            4,900              16
  Gencorp, Inc.                                        12,900             165
  Heico Corp.                                           4,500              66
  Innovative Solutions & Supports, Inc. *               3,200              17
  Kaman Corp., Class A                                  9,200             135
  Orbital Sciences Corp. *                             13,900              54
  Remec, Inc. *                                        18,300             203
  Sequa Corp., Class A                                  1,400              65
  Teledyne Technologies, Inc. *                        13,000             191
  Titan (The) Corp. *                                  23,100             603
  Triumph Group, Inc. *                                 6,500             196
  United Industrial Corp.                               5,100              88
------------------------------------------------------------------------------
                                                                        3,512
------------------------------------------------------------------------------
Agriculture - 0.4%
  Alico, Inc.                                           1,400              42
  Cadiz, Inc. *                                        13,800             109
  Delta & Pine Land Co.                                13,500             287
  DIMON, Inc.                                          17,000             105
  Maui Land & Pineapple Co. *                             900              21
  Standard Commercial Corp.                             4,100              80
  Tejon Ranch Co.                                       2,900              67
  Universal Corp.                                      10,900             399
------------------------------------------------------------------------------
                                                                        1,110
------------------------------------------------------------------------------
Airlines - 0.4%
  Airtran Holdings, Inc. *                             24,500             153
  Alaska Air Group, Inc. *                             10,800             310
  America West Holdings Corp., Class B *               13,330              35
  Amtran, Inc. *                                        1,200              14
  Atlantic Coast Airlines Holdings, Inc. *             16,300             337
  Frontier Airlines, Inc. *                            11,550             171
  Mesa Air Group, Inc. *                               11,400              79
  Mesaba Holdings, Inc.                                 3,850              27
  Midwest Express Holdings, Inc. *                      5,025              61
------------------------------------------------------------------------------
                                                                        1,187
------------------------------------------------------------------------------
Apparel - 0.6%
  Garan, Inc.                                           1,500              61
  Guess?, Inc. *                                        3,100              21
  Gymboree Corp. *                                     11,600             136
  K-Swiss, Inc.                                         2,500              80
  Kellwood Co.                                          9,350             207
  Nautica Enterprises, Inc. *                          10,200             133
  Oshkosh B'Gosh, Inc., Class A                         3,900             167
  Oxford Industries, Inc.                               2,400              57
  Phillips-Van Heusen Corp.                             9,100             100
  Quiksilver, Inc. *                                    8,950             129
  Russell Corp.                                         9,500             124
  Skechers U.S.A., Inc., Class A *                      6,600              87
  Steven Madden Ltd. *                                  3,500              42
  Stride Rite Corp.                                    17,100             114
  Tropical Sportswear International Corp. *             1,800              31
  Unifi, Inc.                                          20,700             133
  Vans, Inc. *                                          6,400              90
  Wolverine World Wide, Inc.                           17,000             255
------------------------------------------------------------------------------
                                                                        1,967
------------------------------------------------------------------------------
Auto Manufacturers - 0.1%
  Oshkosh Truck Corp.                                   6,850             293
  Wabash National Corp.                                 9,200              74
------------------------------------------------------------------------------
                                                                          367
------------------------------------------------------------------------------
Auto Parts & Equipment - 0.9%
  American Axle & Manufacturing Holdings, Inc. *        4,400              85
  ArvinMeritor, Inc.                                   27,225             491
  Bandag, Inc.                                          4,600             143
  Borg Warner, Inc.                                    10,800             497


See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  59  EQUITY PORTFOLIOS

  ------------------------------
      EQUITY PORTFOLIOS
  ----
         SCHEDULE OF INVESTMENTS

         SMALL COMPANY INDEX PORTFOLIO (continued)

                                                             NUMBER        VALUE
                                                           OF SHARES      (000S)
   COMMON STOCKS - 97.5% - (CONTINUED)

   Auto Parts & Equipment - 0.9% - (continued)
     Collins & Aikman Corp. *                                35,800        $ 285
     Cooper Tire & Rubber Co.                                25,700          381
     Dura Automotive Systems, Inc. *                          5,400           48
     Exide Corp.                                             10,700            8
     Federal-Mogul Corp. *                                   26,300           27
     Hayes Lemmerz International, Inc. *                      6,100            5
     IMPCO Technologies, Inc. *                               3,200           45
     Modine Manufacturing Co.                                11,300          243
     Sports Resorts International, Inc. *                     9,900           83
     Standard Motor Products, Inc.                            2,800           38
     Superior Industries International, Inc.                  7,700          301
     Tower Automotive, Inc. *                                15,500          132
   -----------------------------------------------------------------------------
                                                                           2,812
   -----------------------------------------------------------------------------
   Banks - 6.6%
     Alabama National BanCorporation                          3,700          116
     Amcore Financial, Inc.                                  10,450          235
     Area Bancshares Corp.                                    6,050          111
     Arrow Financial Corp.                                    2,620           78
     Bancfirst Corp.                                          1,700           59
     BancFirst Ohio Corp.                                     3,100           69
     BancorpSouth, Inc.                                      33,750          521
     Bank of Granite Corp.                                    4,527           91
     Banner Corp.                                             4,200           69
     Bay View Capital Corp.                                  25,531          186
     BOK Financial Corp. *                                    4,690          148
     Boston Private Financial Holdings, Inc.                  5,000          101
     BSB Bancorp, Inc.                                        3,600           91
     Capital City Bank Group, Inc.                            2,700           62
     Cathay Bancorp, Inc.                                     3,200          193
     CCBT Financial Cos., Inc.                                3,500           86
     Centennial Bancorp                                       7,980           57
     Central Coast Bancorp *                                  2,400           50
     Chemical Financial Corp.                                 8,789          249
     Chittenden Corp.                                        12,296          318
     Citizens Banking Corp.                                  18,975          609
     City Holding Co. *                                       6,800           78
     CityBank                                                 3,900           99
     CoBiz, Inc.                                              2,800           38
     Colonial Bancgroup, Inc.                                46,300          613
     Columbia Banking Systems, Inc. *                         5,300           73
     Community Bank System, Inc.                              4,200          107
     Community Banks, Inc.                                    3,000           78
     Community First Bankshares                              14,900          366
     Community Trust Bancorp, Inc.                            4,100           94
     Corus Bankshares, Inc.                                   3,700          155
     CPB, Inc.                                                3,000           91
     CVB Financial Corp.                                      8,492          194
     East West Bancorp, Inc.                                  9,400          208
     F&M Bancorp of Maryland                                  4,442          119
     F.N.B. Corp.                                            10,470          267
     Farmers Capital Bank Corp.                               2,800          101
     Financial Institutions, Inc.                             3,300           75
     First Bancorp of North Carolina                          2,800           61
     First BanCorp. of Puerto Rico                            8,650          253
     First Banks America, Inc. *                                300            9
     First Busey Corp., Class A                               3,600           73
     First Charter Corp.                                     12,800          225
     First Citizens Bancshares, Class A                       2,500          232
     First Commonwealth Financial Corp.                      23,900          276
     First Community Bancshares, Inc.                         3,300           96
     First Financial Bancorp                                 14,847          244
     First Financial Bankshares, Inc.                         4,386          125
     First Financial Corp. of Indiana                         2,752          113
     First Merchants Corp.                                    4,605          107
     First Midwest Bancorp, Inc.                             16,319          548
     First Republic Bank *                                    4,300           93
     First Source Corp.                                       5,182          108
     Frontier Financial Corp.                                 7,100          185
     GBC Bancorp of California                                3,200           87
     German American Bancorp                                  3,780           67
     Glacier Bancorp, Inc.                                    5,700          107
     Gold Banc Corp., Inc.                                   12,000           86
     Great Southern Bancorp, Inc.                             2,300           69
     Greater Bay Bancorp                                     20,302          490
     Hancock Holding Co.                                      3,110          130
     Harleysville National Corp.                              7,446          179
     Hudson United Bancorp                                   19,060          505
     IBERIABANK Corp.                                         2,300           63
     Independent Bank Corp. of Massachusetts                  5,000          102
     Independent Bank Corp. of Michigan                       4,925          135
     Integra Bank Corp.                                       7,147          146
     International Bancshares Corp.                           6,682          250
     Irwin Financial Corp.                                    3,800           63
     Lakeland Bancorp, Inc.                                   4,615           69


See Notes to the Financial Statements.


EQUITY PORTFOLIOS  60  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              November 30, 2001



                                                           NUMBER       VALUE
                                                          OF SHARES     (000S)
COMMON STOCKS - 97.5% - (CONTINUED)

Banks - 6.6% - (continued)
   Local Financial Corp. *                                  7,600     $      97
   Main Street Banks, Inc.                                  3,800            68
   MB Financial Corp.                                       2,200            57
   Mid-State Bancshares                                     8,900           138
   MidAmerica Bancorp                                       3,598           116
   Midwest Banc Holdings, Inc.                              2,300            45
   Mississippi Valley Bancshares, Inc.                      2,400            88
   National Penn Bancshares, Inc.                           7,127           172
   NBC Capital Corp.                                        2,100            64
   NBT Bancorp, Inc.                                       10,026           141
   Old Second Bancorp, Inc.                                 2,300            81
   Omega Financial Corp.                                    3,400           106
   Oriental Financial Group, Inc.                           4,300            82
   Pacific Capital Bancorp                                 10,900           307
   Pacific Northwest Bancorp                                5,550           119
   Park National Corp.                                      4,790           439
   Peoples Holding (The) Co.                                2,400            80
   Promistar Financial Corp.                                6,148           144
   Prosperity Bancshares, Inc.                              2,200            55
   Provident Bankshares Corp.                              10,551           244
   R & G Financial Corp., Class B                           4,100            72
   Republic Bancorp, Inc.                                  19,966           271
   Republic Bancorp, Inc. of Kentucky                       2,800            35
   Republic Bancshares, Inc. *                              1,900            25
   Riggs National Corp.                                     5,100            74
   Royal Bancshares of Pennsylvania, Inc.                   1,400            25
   S & T Bancorp, Inc.                                      9,600           229
   Sandy Spring Bancorp, Inc.                               3,900           160
   Santander Bancorp                                        3,180            62
   Seacoast Banking Corp.                                   1,500            66
   Second Bancorp, Inc.                                     3,500            76
   Silicon Valley Bancshares                               17,900           452
   Simmons First National Corp.                             2,900            93
   South Financial Group (The), Inc.                       17,402           282
   Southwest Bancorp of Texas *                            10,600           289
   Sterling Bancorp                                         3,620           106
   Sterling Bancshares, Inc.                               13,525           157
   Sterling Financial Corp.                                 4,600           112
   Suffolk Bancorp                                          2,400           113
   Susquehanna Bancshares, Inc.                            16,093           324
   SY Bancorp, Inc.                                         2,200            70
   Texas Regional Bancshares, Inc., Class A                 5,665           211
   Tompkins Trustco, Inc.                                   2,700           108
   Trust Co. of New Jersey                                  7,600           180
   Trustco Bank Corp. of New York                          29,100           354
   UCBH Holdings, Inc.                                      7,900           221
   UMB Financial Corp.                                      6,649           280
   Umpqua Holdings Corp.                                    5,800            73
   UNB Corp.                                                4,200            72
   United Bankshares, Inc.                                 16,900           459
   United National Bancorp                                  6,202           146
   USB Holding Co., Inc.                                    4,440            65
   W. Holding Co., Inc.                                    11,100           172
   Washington Trust Bancorp, Inc.                           4,900            91
   Wesbanco, Inc.                                           7,350           142
   West Coast Bancorp of Oregon                             6,700            94
   Westamerica Bancorporation                              13,600           530
   Whitney Holding Corp.                                   10,775           456
   Wintrust Financial Corp.                                 3,000            92
-------------------------------------------------------------------------------
                                                                         21,033
-------------------------------------------------------------------------------
Beverages - 0.1%
   Boston Beer Co., Inc., Class A *                         3,800            52
   Coca-Cola Bottling Co. Consolidated                        400            15
   Farmer Brothers Co.                                        298            68
   National Beverage Corp. *                                1,400            16
   Robert Mondavi (The) Corp., Class A *                    3,400           119
-------------------------------------------------------------------------------
                                                                            270
-------------------------------------------------------------------------------
Biotechnology - 2.7%
   Acacia Research Corp. *                                  7,810            86
   Aclara BioSciences, Inc. *                              14,300            72
   Advanced Tissue Sciences, Inc. *                        25,700            97
   Aksys Ltd. *                                             6,900            48
   Alexion Pharmaceuticals, Inc. *                          6,500           139
   Aphton Corp. *                                           6,200           107
   Applied Molecular Evolution, Inc. *                      6,600            68
   Arena Pharmaceuticals, Inc. *                            7,400            82
   Ariad Pharmaceuticals, Inc. *                           10,400            45
   Arqule, Inc. *                                           7,700            99
   AVANT Immunotherapeutics, Inc. *                        24,200            93
   Avigen, Inc. *                                           8,000            80
   Bio-Rad Laboratories, Inc., Class A *                    3,400           215
   Bio-Technology General Corp. *                          23,700           199
   BioSphere Medical, Inc. *                                1,500            14
   Cell Genesys, Inc. *                                    14,100           322


See Notes to the Financial Statements.

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  61  EQUITY PORTFOLIOS

-------------------------------------
    EQUITY PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS

    SMALL COMPANY INDEX PORTFOLIO (continued)


                                                           NUMBER         VALUE
                                                         OF SHARES        (000S)

COMMON STOCKS - 97.5% - (CONTINUED)

Biotechnology - 2.7% - (continued)
   Charles River Laboratories International, Inc. *         17,100       $   567
   Ciphergen Biosystems, Inc. *                              6,500            33
   CryoLife, Inc. *                                          6,350           194
   Curis, Inc. *                                            12,900            72
   Cytogen Corp. *                                          32,500           108
   Decode Genetics, Inc. *                                  12,500           117
   Deltagen, Inc. *                                          4,400            41
   Digene Corp. *                                            4,500           143
   Diversa Corp. *                                          10,400           128
   Eden Bioscience Corp. *                                   7,900            34
   Entremed, Inc. *                                          6,100            66
   Enzo Biochem, Inc. *                                      8,948           200
   Exact Sciences Corp. *                                    1,600            14
   Exelixis, Inc. *                                         14,100           223
   Genaissance Pharmaceuticals, Inc. *                       7,100            26
   Gene Logic, Inc. *                                       10,900           200
   Genelabs Technologies, Inc. *                            15,900            28
   Genencor International, Inc. *                            4,000            68
   Genome Therapeutics Corp. *                               9,300            70
   Genzyme Corp. - Genzyme Biosurgery Division *            14,700            86
   Genzyme Transgenics Corp. *                               8,000            40
   Geron Corp. *                                             7,800            78
   Harvard Bioscience, Inc. *                                2,700            25
   Illumina, Inc. *                                          7,600            76
   Immunomedics, Inc. *                                     15,400           367
   Incyte Genomics, Inc. *                                  27,100           515
   Integra LifeSciences Holdings Corp. *                     4,800           130
   InterMune, Inc. *                                        11,600           542
   Keryx Biopharmaceuticals, Inc. *                          5,000            33
   Kosan Biosciences, Inc. *                                 5,400            41
   Large Scale Biology Corp. *                               5,000            20
   Lexicon Genetics, Inc. *                                 13,900           140
   Martek Biosciences Corp.                                  6,300           138
   Maxim Pharmaceuticals, Inc. *                             9,200            63
   Maxygen, Inc. *                                          11,900           213
   Nanogen, Inc. *                                           5,300            33
   NeoPharm, Inc. *                                          4,510            87
   Neose Technologies, Inc. *                                4,800           144
   Northfield Laboratories, Inc. *                           4,200            42
   Novavax, Inc. *                                           5,800            66
   Orchid BioSciences, Inc. *                               15,700            65
   Organogenesis, Inc. *                                    12,256            68
   Paradigm Genetics, Inc. *                                 7,000            34
   Peregrine Pharmaceuticals, Inc. *                        41,300            84
   Regeneration Technologies, Inc. *                         5,000            53
   Regeneron Pharmaceuticals, Inc. *                        10,700           296
   Ribozyme Pharmaceuticals, Inc. *                          4,500            19
   Sangamo BioSciences, Inc. *                               4,300            34
   Seattle Genetics, Inc. *                                  2,700            13
   Sequenom, Inc. *                                          7,700            68
   Serologicals Corp. *                                      7,500           155
   Targeted Genetics Corp. *                                14,800            40
   Telik, Inc. *                                             8,400           106
   Texas Biotech Corp. *                                    17,800           108
   Third Wave Technologies, Inc. *                           2,900            23
   Transgenomic, Inc. *                                      4,700            48
   Transkaryotic Therapies, Inc. *                           9,200           392
   V.I. Technologies, Inc. *                                 2,000            15
   Vical, Inc. *                                             8,200            97
--------------------------------------------------------------------------------
                                                                           8,695
--------------------------------------------------------------------------------
Building Materials - 1.2%
   Apogee Enterprises, Inc.                                 11,600           179
   Armstrong Holdings, Inc. *                               15,000            37
   Butler Manufacturing Co.                                  2,100            55
   Centex Construction Products, Inc.                        2,700            80
   Dal-Tile International, Inc. *                           22,900           492
   Elcor Corp.                                               7,875           195
   Florida Rock Industries, Inc.                             7,650           235
   Genlyte Group, Inc. *                                     4,800           134
   Lennox International, Inc.                               17,500           163
   LSI Industries, Inc.                                      3,800            96
   Mestek, Inc. *                                            1,100            26
   NCI Building Systems, Inc. *                              6,400            87
   Nortek, Inc.                                              3,400            71
   Oglebay Norton Co. *                                      1,100            14
   Rayonier, Inc.                                           11,100           508
   Simpson Manufacturing Co., Inc. *                         3,000           156
   Texas Industries, Inc.                                    8,600           299
   Trex Co., Inc. *                                          2,400            37
   U.S. Concrete, Inc. *                                     7,400            48
   Universal Forest Products, Inc.                           4,800            85
   USG Corp. *                                              14,800            76
   York International Corp.                                 15,800           577
--------------------------------------------------------------------------------
                                                                           3,650
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  62  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                            NOVEMBER 30, 2001


                                                           NUMBER         VALUE
                                                         OF SHARES        (000S)
COMMON STOCKS -  97.5% - (CONTINUED)

Chemicals - 2.0%
   Airgas, Inc. *                                          23,200         $ 350
   Albemarle Corp.                                         10,400           232
   Arch Chemicals, Inc.                                     8,200           179
   Cambrex Corp.                                            9,092           353
   Chemfirst, Inc.                                          4,400           104
   Crompton Corp.                                          46,282           370
   Cytec Industries, Inc. *                                16,500           422
   Ferro Corp.                                             11,600           288
   Fuller (H.B.) Co.                                       11,600           346
   Georgia Gulf Corp.                                       9,900           177
   IMC Global, Inc.                                        44,300           521
   International Specialty Products, Inc.                   5,200            43
   MacDermid, Inc.                                          8,700           120
   Millennium Chemicals, Inc.                              25,900           304
   Minerals Technologies, Inc.                              8,000           358
   NL Industries, Inc.                                      3,800            54
   Octel Corp. *                                            4,000            65
   Olin Corp.                                              14,200           235
   Omnova Solutions, Inc. *                                16,200           105
   PolyOne Corp.                                           31,700           319
   Quaker Chemical Corp.                                    3,100            63
   RPM, Inc. of Ohio                                       41,800           578
   Schulman (A.), Inc.                                     11,900           155
   Spartech Corp.                                           5,500           107
   Stepan Co.                                               2,500            59
   Symyx Technologies, Inc. *                              10,500           168
   Terra Industries, Inc. *                                15,500            43
   Uniroyal Technology Corp. *                              5,600            25
   Wellman, Inc.                                           11,000           150
-------------------------------------------------------------------------------
                                                                          6,293
-------------------------------------------------------------------------------
Commercial Services - 3.8%
   aaiPharma, Inc. *                                        4,000            81
   Aaron Rents, Inc., Class B                               5,600            89
   ABM Industries, Inc.                                     7,320           221
   Actrade Financial Technologies Ltd. *                    3,000            84
   Administaff, Inc. *                                      9,100           266
   Albany Molecular Research, Inc. *                        8,600           198
   Arbitron, Inc.                                          11,900           357
   Banta Corp.                                             10,100           291
   Boron Lepore & Associates, Inc. *                        3,100            42
   Bowne & Co., Inc.                                       13,500           175
   Bright Horizons Family Solutions, Inc. *                 4,300           104
   Career Education Corp. *                                17,000           532
   CDI Corp. *                                              4,700            82
   Central Parking Corp.                                    6,900           121
   Century Business Services, Inc. *                       31,400            52
   Chemed Corp.                                             3,600           112
   Clark/Bardes, Inc. *                                     3,400            75
   Coinstar, Inc. *                                         8,500           203
   Comdisco, Inc. *                                        40,800            15
   Computer Learning Centers                                   50             -
   Consolidated Graphics, Inc. *                            4,100            74
   Corinthian Colleges, Inc. *                              3,200           111
   Corporate Executive Board Co. *                         14,200           473
   Corvel Corp. *                                           2,700            88
   CoStar Group, Inc. *                                     5,100            99
   CPI Corp.                                                2,700            46
   DiamondCluster International, Inc., Class A *           10,950           110
   Dollar Thrifty Automotive Group *                        9,200           124
   Edison Schools, Inc., Class A *                         10,600           206
   Education Management Corp. *                             8,400           309
   Electro Rent Corp. *                                     5,768            74
   Employee Solutions, Inc. *                                 111             -
   Encompass Services Corp. *                              25,503            37
   F.Y.I., Inc. *                                           5,700           160
   First Consulting Group, Inc. *                           7,000            97
   Forrester Research, Inc. *                               5,400            96
   FTI Consulting, Inc. *                                   3,800           124
   Gartner, Inc., Class A *                                32,300           321
   Global Payments, Inc.                                   14,420           482
   Heidrick & Struggles International, Inc. *               7,900           133
   Hooper Holmes, Inc.                                     23,400           179
   Horizon Offshore, Inc. *                                 5,800            42
   ICT Group, Inc. *                                        1,000            16
   Insurance Auto Auctions, Inc. *                          4,800            70
   Integrated Electrical Services, Inc. *                  12,300            50
   Interactive Data Corp. *                                15,000           201
   ITT Educational Services, Inc. *                         9,750           364
   Kelly Services, Inc., Class A                            6,500           137
   Kendle International, Inc. *                             3,900            64
   kforce.com, Inc. *                                       9,806            44
   Korn/Ferry International *                              15,500           133
   Kroll, Inc. *                                            6,100            88
   Labor Ready, Inc. *                                     16,200            74


See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  63  EQUITY PORTFOLIOS

-------------------------------------------------
  EQUITY PORTFOLIOS
----

   SCHEDULE OF INVESTMENTS

   SMALL COMPANY INDEX PORTFOLIO (continued)

                                                          NUMBER         VALUE
                                                         OF SHARES       (000S)
COMMON STOCKS - 97.5% - (CONTINUED)

Commercial Services - 3.8% - (continued)
   Landauer, Inc.                                          3,300         $ 113
   Learning Tree International, Inc. *                     4,800           115
   Mail-Well, Inc. *                                      11,900            47
   Management Network Group, Inc. *                        3,600            22
   Maximus, Inc. *                                         5,100           199
   McGrath Rentcorp                                        2,700            69
   MedQuist, Inc. *                                        4,116            99
   Memberworks, Inc. *                                     3,800            39
   Midas, Inc.                                             6,000            75
   Modis Professional Services, Inc. *                    37,500           216
   National Processing, Inc. *                             2,800            81
   Navigant Consulting Co. *                              15,900            63
   NCO Group, Inc. *                                       7,450           129
   New Horizons Worldwide, Inc. *                          2,600            28
   On Assignment, Inc. *                                   8,700           165
   Parexel International Corp. *                          10,100           141
   PDI, Inc. *                                             3,100            57
   Plexus Corp. *                                         17,000           513
   Prepaid Legal Services, Inc. *                          6,300           120
   Profit Recovery Group International *                  15,200           116
   Rent-A-Center, Inc. *                                   2,900            88
   Rent-Way, Inc. *                                        9,770            61
   Resources Connection, Inc. *                            2,700            59
   Right Management Consultants, Inc. *                    3,850            73
   Rollins, Inc.                                           5,800           112
   Sotheby's Holdings, Inc., Class A *                     8,200           107
   Spherion Corp. *                                       21,460           192
   Startek, Inc. *                                         3,200            57
   Stewart Enterprises, Inc., Class A *                   39,300           244
   Strayer Education, Inc.                                 2,350           110
   Sylvan Learning Systems, Inc. *                        12,400           245
   TeleTech Holdings, Inc. *                              14,700           180
   Trico Marine Services, Inc. *                           9,800            63
   Volt Information Sciences, Inc. *                       3,200            41
   Wackenhut (The) Corp., Class A *                        3,497            87
   Wackenhut Corrections Corp.                             3,300            46
   Watson Wyatt & Co Holdings *                            3,700            72
   Wireless Facilities, Inc. *                             9,400            49
------------------------------------------------------------------------------
                                                                        12,019
------------------------------------------------------------------------------
Computers - 2.7%
   3D Systems Corp. *                                      3,200            36
   Advanced Digital Information Corp. *                   25,200           394
   Avant! Corp. *                                         15,375           159
   CACI International, Inc., Class A *                     3,800           281
   Carreker Corp. *                                        6,800            45
   Catapult Communications Corp. *                         1,900            46
   CIBER, Inc. *                                          19,600           150
   Cognizant Technology Solutions Corp. *                  3,100            99
   Concurrent Computer Corp. *                            24,900           366
   Constellation 3D, Inc. *                                5,200             4
   Covansys Corp. *                                        7,400            70
   Digimarc Corp. *                                        4,000            64
   Echelon Corp. *                                         9,600           136
   Electronics for Imaging, Inc. *                        21,900           481
   EpicEdge, Inc. *                                        3,200             -
   Factset Research Systems, Inc.                          8,400           252
   FalconStar Software, Inc. *                             5,200            40
   Handspring, Inc. *                                      7,700            54
   Hutchinson Technology, Inc. *                          10,300           216
   InFocus Corp. *                                        15,900           359
   Integral Systems, Inc. *                                3,800            80
   Intergraph Corp. *                                     20,400           248
   InterVoice-Brite, Inc. *                               12,300           174
   Iomega Corp. *                                         22,100           150
   Ixia *                                                 17,300           225
   Kronos, Inc. *                                          7,700           332
   Lexar Media, Inc. *                                    12,900            25
   Manhattan Associates, Inc. *                            5,800           176
   Maxwell Technologies, Inc.                              4,000            42
   MCSi, Inc. *                                            4,300            89
   Mercury Computer Systems, Inc. *                        7,600           351
   Micros Systems, Inc. *                                  7,200           179
   MTS Systems Corp.                                       8,500            90
   Netscout Systems, Inc. *                                6,900            61
   Nuance Communications, Inc. *                          10,700           104
   NYFIX, Inc. *                                          10,000           209
   PEC Solutions, Inc. *                                     600            22
   Perot Systems Corp., Class A *                         25,200           462
   Pomeroy Computer Resources, Inc. *                      4,000            61
   Radiant Systems, Inc. *                                 6,250            58
   Radisys Corp. *                                         6,350            97
   Rainbow Technologies, Inc. *                            9,300            56
   Read-Rite Corp. *                                      48,700           326
   SCM Microsystems, Inc. *                                6,300            99

See Notes to the Financial Statements.

EQUITY PORTFOLIOS   64   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001


                                                           NUMBER         VALUE
                                                         OF SHARES        (000S)
COMMON STOCKS - 97.5% - (CONTINUED)

Computers - 2.7% - (continued)
   Silicon Graphics, Inc. *                                77,700          $ 166
   Silicon Storage Technology, Inc. *                      31,300            386
   SONICblue, Inc. *                                       33,900             75
   Sykes Enterprises, Inc. *                                9,300             97
   Synplicity, Inc. *                                       4,100             37
   Syntel, Inc. *                                           2,000             23
   Systems & Computer Technology Corp. *                   12,700            148
   Talx Corp.                                               4,720            101
   Viewpoint Corp. *                                       15,600             61
   Virage Logic Corp. *                                     3,400             53
   Wave Systems Corp., Class A *                           19,900             55
   Western Digital Corp. *                                 76,400            360
   Xanser Corp.                                            11,400             23
   Xybernaut Corp. *                                       18,000             42
--------------------------------------------------------------------------------
                                                                           8,595
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 0.0%
   Elizabeth Arden, Inc. *                                  3,900             55
   Revlon, Inc., Class A *                                  3,100             22
--------------------------------------------------------------------------------
                                                                              77
--------------------------------------------------------------------------------
Distribution/Wholesale - 0.6%
   Advanced Marketing Services, Inc.                        5,050             86
   Aviall, Inc.                                             7,300             38
   Bell Microproducts, Inc. *                               5,600             62
   Brightpoint, Inc. *                                     22,324             71
   Building Material Holding Corp. *                        5,200             59
   Daisytek International Corp. *                           6,300             80
   Handleman Co.                                           10,200            140
   Hughes Supply, Inc.                                      9,700            260
   Owens & Minor, Inc.                                     13,800            259
   Scansource, Inc. *                                       2,300             99
   SCP Pool Corp. *                                         8,000            207
   United Stationers, Inc.                                 13,000            379
   Watsco, Inc.                                             6,800             87
   WESCO International, Inc. *                              7,700             35
--------------------------------------------------------------------------------
                                                                           1,862
--------------------------------------------------------------------------------
Diversified Financial Services - 1.1%
   Advanta Corp., Class A                                   8,800             80
   Affiliated Managers Group, Inc. *                        9,100            618
   BKF Capital Group, Inc.                                  2,300             63
   Charter Municipal Mortgage Acceptance Co.               12,700            201
   Cityscape Financial Corp. *                              2,500              -
   CompuCredit Corp. *                                      4,400             37
   Credit Acceptance Corp. *                                5,200             47
   Doral Financial Corp.                                   15,200            493
   DVI, Inc. *                                              4,900             83
   Federal Agricultural Mortgage Corp., Class A *           3,300            150
   Financial Federal Corp. *                                4,350            123
   Finova Group, Inc. *                                    21,800             13
   Friedman, Billings, Ramsey Group, Inc., Class A *        9,000             41
   Gabelli Asset Management, Inc., Class A *                2,200             92
   Jefferies Group, Inc.                                    9,100            322
   Medallion Financial Corp.                                5,400             42
   MicroFinancial, Inc.                                     2,800             28
   New Century Financial Corp. *                            4,100             46
   Raymond James Financial Corp.                           15,400            497
   Search Financial Services, Inc. *                           91              -
   Southwest Securities Group, Inc.                         5,477            111
   Student Loan Corp.                                       1,600            123
   Westcorp, Inc.                                           4,318             76
   WFS Financial, Inc. *                                    4,300            102
   World Acceptance Corp. *                                 4,700             32
--------------------------------------------------------------------------------
                                                                           3,420
--------------------------------------------------------------------------------
Electric - 1.8%
   Avista Corp.                                            19,450            234
   Central Vermont Public Service Corp.                     4,600             78
   CH Energy Group, Inc.                                    6,700            281
   Cleco Corp.                                             17,000            341
   DQE, Inc.                                               22,900            404
   El Paso Electric Co.                                    21,100            289
   Empire District Electric Co.                             7,200            144
   Hawaiian Electric Industries, Inc.                      13,250            496
   Madison Gas & Electric Co.                               6,550            174
   Montana Power Co.                                       42,400            202
   Newpower Holdings, Inc. *                               17,700             18
   Northwestern Corp.                                      10,978            224
   Otter Tail Power Co.                                     9,900            280
   Public Service Co. of New Mexico                        16,000            416
   RGS Energy Group, Inc.                                  14,100            540
   Sierra Pacific Resources                                40,468            599
   UIL Holdings Corp.                                       5,100            254
   Unisource Energy Corp.                                  12,780            213
   WPS Resources Corp.                                     11,700            395
--------------------------------------------------------------------------------
                                                                           5,582
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  65  EQUITY PORTFOLIOS

-------------------------------------------
    EQUITY PORTFOLIOS
----
      SCHEDULE OF INVESTMENTS

      SMALL COMPANY INDEX PORTFOLIO (continued)



                                                            NUMBER      VALUE
                                                          OF SHARES    (000S)
    COMMON STOCKS - 97.5% - (CONTINUED)

    Electrical Components & Equipment - 1.0%
       Active Power, Inc. *                                 12,600     $     75
       Advanced Energy Industries, Inc. *                    7,600          180
       American Superconductor Corp. *                       8,300          113
       Ametek, Inc.                                         13,600          392
       Artesyn Technologies, Inc. *                         13,896          110
       Beacon Power Corp. *                                 13,218           12
       Belden, Inc.                                         10,000          217
       C&D Technologies, Inc.                               10,700          220
       Cymer, Inc. *                                        12,500          294
       Encore Wire Corp. *                                   5,200           60
       Energy Conversion Devices, Inc. *                     5,800          123
       General Cable Corp.                                  13,400          161
       Intermagnetics General Corp. *                        5,706          133
       Littelfuse, Inc. *                                    7,400          183
       Medis Technologies Ltd. *                             3,400           25
       Powell Industries, Inc. *                             2,500           51
       Proton Energy Systems, Inc. *                        13,300           86
       Rayovac Corp. *                                       8,400          146
       Research Frontiers, Inc. *                            3,900           66
       SLI, Inc.                                             9,675           32
       Tripath Technology, Inc. *                            6,000           10
       UCAR International, Inc. *                           22,300          197
       Universal Display Corp. *                             5,900           45
       Valence Technology, Inc. *                           12,900           48
       Vialta, Inc., Class A                                14,066           12
       Vicor Corp. *                                         9,300          139
       Wilson Greatbatch Technologies, Inc. *                3,500           99
--------------------------------------------------------------------------------
                                                                          3,229
--------------------------------------------------------------------------------
    Electronics - 2.5%
       ACT Manufacturing, Inc. *                             4,000            5
       Analogic Corp.                                        2,700          100
       BEI Technologies, Inc.                                4,300           78
       Bel Fuse, Inc., Class B                               3,500           79
       Benchmark Electronics, Inc. *                         8,000          153
       BMC Industries, Inc.                                 10,900           31
       Brady Corp., Class A                                  7,280          233
       Checkpoint Systems, Inc. *                           12,100          128
       Coherent, Inc. *                                     11,600          354
       Convera Corp. *                                       8,100           23
       CTS Corp.                                            11,618          174
       Cubic Corp.                                           2,100           80
       Daktronics, Inc. *                                    5,500           45
       DDi Corp. of California *                            16,900          186
       Dionex Corp. *                                        8,000          210
       DSP Group, Inc. *                                     9,700          216
       Duraswitch Industries, Inc. *                         1,800           15
       Electro Scientific Industries, Inc. *                11,100          315
       Electroglas, Inc. *                                   8,700          124
       Excel Technology, Inc. *                              3,400           55
       FEI Co. *                                             6,300          184
       Fisher Scientific International, Inc.                22,100          602
       Flir Systems, Inc. *                                  4,400          177
       II-VI, Inc. *                                         4,300           70
       Indentix, Inc. *                                     13,500          113
       Interlogix, Inc. *                                    7,998          204
       Itron, Inc. *                                         5,800          164
       Keithley Instruments, Inc.                            2,400           42
       LeCroy Corp. *                                        3,300           55
       Manufacturers Services Ltd. *                         5,900           30
       Measurement Specialties, Inc. *                       3,800           25
       Mechanical Technology, Inc. *                         7,500           20
       Merix Corp. *                                         5,300           99
       Methode Electronics, Inc., Class A                   13,850          112
       Molecular Devices Corp. *                             6,400          128
       Moog, Inc., Class A                                   4,950          102
       Nanometrics, Inc. *                                   3,000           69
       NU Horizons Electronics Corp. *                       5,800           52
       Park Electrochemical Corp.                            6,747          170
       Paxar Corp. *                                        14,732          175
       Pemstar, Inc. *                                       8,500          129
       Photon Dynamics, Inc. *                               5,300          207
       Planar Systems, Inc. *                                4,200           81
       Recoton Corp. *                                       3,800           51
       Rogers Corp.                                          6,400          205
       SBS Technologies, Inc. *                              5,800           72
       Spectra-Physics Lasers, Inc. *                        1,500           26
       Stoneridge, Inc. *                                    4,900           32
       Technitrol, Inc.                                     12,400          299
       Thomas & Betts Corp. *                               23,800          486
       Trimble Navigation Ltd. *                            10,200          172
       TTM Technologies, Inc. *                              4,500           54
       Universal Electronics, Inc. *                         5,600           93
       Varian, Inc. *                                       12,700          407
       Viasystems Group, Inc. *                             21,600           18



See Notes to the Financial Statements.

EQUITY PORTFOLIOS  66  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001

                                                            NUMBER      VALUE
                                                          OF SHARES    (000S)

    COMMON STOCKS - 97.5% - (CONTINUED)

    Electronics - 2.5% - (continued)
       Watts Industries, Inc., Class A                       6,300     $     84
       Woodhead Industries, Inc.                             4,300           69
       Woodward Governor Co.                                 3,600          186
       X-Rite, Inc.                                          7,000           56
       Zygo Corp. *                                          6,000          102
--------------------------------------------------------------------------------
                                                                          8,026
--------------------------------------------------------------------------------
    Energy-Alternate Sources - 0.2%
       Covanta Energy Corp. *                               20,400          219
       FuelCell Energy, Inc. *                              13,500          212
       H Power Corp. *                                       9,800           26
       Headwaters, Inc. *                                    9,600          110
       Millennium Cell, Inc. *                               6,400           27
       Syntroleum Corp. *                                    8,500           48
--------------------------------------------------------------------------------
                                                                            642
--------------------------------------------------------------------------------
    Engineering & Construction - 0.4%
        Dycom Industries, Inc. *                            17,600          287
       EMCOR Group, Inc. *                                   4,400          200
       Granite Construction, Inc.                           12,812          313
       Insituform Technologies, Inc. *                       9,700          213
       Perini Corp.                                          4,400           30
       Pitt-Des Moines, Inc.                                 1,800           57
       URS Corp.                                             5,400          127
--------------------------------------------------------------------------------
                                                                          1,227
--------------------------------------------------------------------------------
    Entertainment - 0.8%
       Alliance Gaming Corp. *                               6,100          161
       AMC Entertainment, Inc.                               7,600          107
       Anchor Gaming *                                       5,600          341
       Argosy Gaming Co. *                                   9,200          302
       Championship Auto Racing Teams, Inc. *                4,800           70
       Churchill Downs, Inc.                                 1,100           32
       Dover Downs Entertainment, Inc.                       6,600           93
       Gaylord Entertainment Co. *                           8,900          208
       Gtech Holdings Corp. *                               11,000          494
       Isle of Capri Casinos, Inc. *                         7,900          102
       Liberty Livewire Corp., Class A *                     2,100           14
       Magna Entertainment Corp. *                           9,100           53
       Penn National Gaming, Inc. *                          3,500           89
       Pinnacle Entertainment, Inc.                          7,500           52
       Scientific Games Corp. *                              6,300           45
       Shuffle Master, Inc. *                                7,400          133
       Speedway Motorsports, Inc. *                          5,400          125
       Steinway Musical Instruments *                        2,400           41
       Trendwest Resorts, Inc. *                             1,900           65
       Vail Resorts, Inc. *                                  3,200           57
       Zomax, Inc. *                                        11,800           77
--------------------------------------------------------------------------------
                                                                          2,661
--------------------------------------------------------------------------------
    Environmental Control - 0.5%
       Calgon Carbon Corp.                                  13,600          120
       Casella Waste Systems, Inc., Class A *                7,200           92
       Catalytica Energy Systems, Inc. *                     6,800           30
       Ionics, Inc. *                                        7,100          193
       Mine Safety Appliances Co.                            3,500          129
       Stericycle, Inc. *                                    5,600          310
       Tetra Tech, Inc. *                                   15,946          403
       TRC Cos., Inc. *                                      2,200           99
       Waste Connections, Inc. *                            11,200          327
--------------------------------------------------------------------------------
                                                                          1,703
--------------------------------------------------------------------------------
    Financial - 0.1%
       Connecticut Bancshares, Inc.                          4,600          117
       SoundView Technology Group, Inc. *                   20,700           42
       Triad Guaranty, Inc. *                                2,800           98
--------------------------------------------------------------------------------
                                                                            257
--------------------------------------------------------------------------------
    Food - 2.3%
       American Italian Pasta Co., Class A                   6,800          252
       Arden Group, Inc. *                                     600           35
       Aurora Foods, Inc. *                                  9,900           52
       Corn Products International, Inc.                    14,400          469
       Dean Foods Co.                                       14,700          673
       Del Monte Foods Co. *                                10,000           84
       Dole Food Co.                                        17,200          405
       Dreyer's Grand Ice Cream, Inc.                        8,000          280
       Fleming Cos., Inc.                                   17,000          440
       Flowers Foods, Inc. *                                 6,900          289
       Great Atlantic & Pacific Tea Co. *                    7,900          189
       Green Mountain Coffee, Inc. *                         1,800           46
       Hain Celestial Group, Inc. *                          9,500          250
       Ingles Markets, Inc., Class A                         3,900           47
       International Multifoods Corp. *                      6,300          144
       Interstate Bakeries Corp.                            11,600          286
       J & J Snack Foods Corp. *                             2,400           57
       Lance, Inc.                                           9,700          142
       Nash-Finch Co.                                        4,400          109
       Pathmark Stores, Inc. *                              12,300          298
       Performance Food Group Co. *                         17,900          609


See Notes to the Financial Statements.

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  67  EQUITY PORTFOLIOS

-------------------------------------------
    EQUITY PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS

    SMALL COMPANY INDEX PORTFOLIO (continued)



                                                            NUMBER      VALUE
                                                          OF SHARES    (000S)
    COMMON STOCKS - 97.5% - (CONTINUED)

    Food - 2.3% - (continued)
       Pilgrims Pride Corp., Class B                         5,999     $     85
       Ralcorp Holdings, Inc. *                             12,200          249
       Riviana Foods, Inc.                                   2,300           41
       Ruddick Corp.                                        12,400          193
       Sanderson Farms, Inc.                                 1,900           30
       Seaboard Corp.                                          200           55
       Sensient Technologies Corp., Class A                 19,700          352
       Smucker (J.M.) (The) Co.                              7,800          275
       Spartan Stores, Inc. *                                8,100          105
       Steak n Shake Co.                                     8,986           96
       Suiza Foods Corp. *                                  10,100          608
       United Natural Foods, Inc. *                          3,700           83
       Wild Oats Markets, Inc. *                             6,400           61
--------------------------------------------------------------------------------
                                                                          7,389
--------------------------------------------------------------------------------
    Forest Products & Paper - 0.5%
       Buckeye Technologies, Inc. *                          8,700           85
       Caraustar Industries, Inc.                           10,400           70
       Chesapeake Corp.                                      6,200          178
       Deltic Timber Corp.                                   4,000          106
       Glatfelter (P.H.) Co.                                 5,100           75
       Louisiana-Pacific Corp. *                            42,700          328
       Pope & Talbot, Inc.                                   6,400           85
       Potlatch Corp.                                       11,500          320
       Rock-Tenn Co., Class A                                4,770           67
       Schweitzer-Mauduit International, Inc.                6,100          132
       Wausau-Mosinee Paper Corp.                           18,891          195
--------------------------------------------------------------------------------
                                                                          1,641
--------------------------------------------------------------------------------
    Gas - 1.7%
       AGL Resources, Inc.                                  22,400          480
       Atmos Energy Corp.                                   16,650          326
       Cascade Natural Gas Corp.                             4,500           91
       Energen Corp.                                        11,400          264
       Laclede Group, Inc.                                   7,700          183
       New Jersey Resources Corp.                            7,300          343
       Northwest Natural Gas Co.                            10,300          252
       ONEOK, Inc.                                          21,700          373
       Peoples Energy Corp.                                 14,500          557
       Piedmont Natural Gas Co., Inc.                       12,476          419
       Semco Energy, Inc.                                    7,387           89
       South Jersey Industries, Inc.                         4,820          162
       Southern Union Co.                                   13,882          243
       Southwest Gas Corp.                                  11,900          245
       Southwestern Energy Co. *                            10,300          115
       UGI Corp.                                            11,100          327
       Westport Resources Corp. *                           12,345          215
       WGL Holdings, Inc.                                   19,900          552
--------------------------------------------------------------------------------
                                                                          5,236
--------------------------------------------------------------------------------
    Hand/Machine Tools - 0.4%
       Baldor Electric Co.                                   9,693          199
       Franklin Electric Co., Inc.                           1,768          138
       Kennametal, Inc.                                     12,800          511
       Lincoln Electric Holdings, Inc.                      12,900          284
       Milacron, Inc.                                        6,400           89
       Regal-Beloit Corp.                                    7,800          171
--------------------------------------------------------------------------------
                                                                          1,392
--------------------------------------------------------------------------------
    Healthcare-Products - 3.2%
       Abiomed, Inc. *                                       5,900          112
       Advanced Neuromodulation Systems, Inc. *              2,700           73
       Align Technology, Inc. *                              3,900           16
       American Medical Systems Holdings, Inc. *            12,900          220
       Arrow International, Inc.                             4,600          174
       Arthrocare Corp. *                                    8,200          133
       Aspect Medical Systems, Inc. *                        4,900           48
       ATS Medical, Inc. *                                   8,800           38
       Biosite Diagnostics, Inc. *                           5,000           83
       Britesmile, Inc. *                                    5,500           23
       Bruker Daltonics, Inc. *                             18,700          346
       Cardiodynamics International Corp. *                 11,900           87
       Cerus Corp. *                                         4,700          201
       Closure Medical Corp. *                               2,100           46
       Columbia Laboratories, Inc. *                        10,000           29
       Computerized Thermal Imaging, Inc. *                 26,100           52
       Conceptus, Inc. *                                     3,400           65
       Conmed Corp. *                                        9,675          174
       Cooper Cos., Inc.                                     5,800          256
       Cyberonics, Inc. *                                    7,900          193
       Datascope Corp.                                       4,700          176
       Diagnostic Products Corp.                             8,700          378
       Edwards Lifesciences Corp. *                         24,100          608
       Endocare, Inc. *                                      5,100           84
       Haemonetics Corp. *                                   8,100          328
       I-Stat Corp. *                                        7,000           44
       ICU Medical, Inc. *                                   2,400          104
       IDEXX Laboratories, Inc. *                           13,700          397


See Notes to the Financial Statements.


EQUITY PORTFOLIOS  68  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001


                                                            NUMBER      VALUE
                                                          OF SHARES    (000S)
    COMMON STOCKS - 97.5% - (CONTINUED)

    Healthcare-Products - 3.2% - (continued)
       Igen International, Inc. *                            5,100     $    183
       Imatron, Inc. *                                      37,500           69
       Inamed Corp. *                                        6,300          162
       Intuitive Surgical, Inc. *                           12,500          119
       Invacare Corp.                                        8,500          301
       Inverness Medical Innovations, Inc.                   2,100           32
       Luminex Corp. *                                       6,400           98
       Med-Design Corp. *                                    3,000           51
       Mentor Corp.                                          8,864          251
       Microvision, Inc. *                                   4,100           58
       North American Scientific, Inc. *                     2,800           45
       Novoste Corp. *                                       5,900           61
       Ocular Sciences, Inc. *                               6,900          175
       OraSure Technologies, Inc. *                         10,400          100
       PolyMedica Corp. *                                    4,600          106
       Possis Medical, Inc. *                                6,900          119
       PSS World Medical, Inc. *                            29,025          269
       Respironics, Inc. *                                  12,455          393
       Sola International, Inc. *                            9,200          166
       SonoSite, Inc. *                                      4,200          104
       SRI/Surgical Express, Inc. *                            800           12
       Steris Corp. *                                       26,700          519
       Sybron Dental Specialties, Inc. *                    15,500          298
       Techne Corp. *                                       16,900          536
       Thoratec Corp. *                                     14,591          248
       TriPath Imaging, Inc. *                              10,000           64
       Urologix, Inc.                                        4,500           72
       Vasomedical, Inc. *                                  22,900           71
       Ventana Medical Systems, Inc. *                       5,000          111
       Vidamed, Inc. *                                      14,400           84
       Visx, Inc. *                                         20,400          269
       Vital Signs, Inc.                                     2,100           62
       Vysis, Inc. *                                         1,400           43
       West Pharmaceutical Services, Inc.                    4,023          109
       Zoll Medical Corp. *                                  3,600          141
--------------------------------------------------------------------------------
                                                                          9,989
--------------------------------------------------------------------------------
    Healthcare-Services - 2.1%
       Allscripts Healthcare Solutions, Inc. *              12,400           40
       American Healthways, Inc. *                           4,550          151
       Ameripath, Inc. *                                     9,500          274
       Amsurg Corp. *                                        8,200          217
       Apria Healthcare Group, Inc. *                       16,500          397
       Beverly Enterprises, Inc. *                          39,700          361
       Cobalt Corp.                                          3,500           23
       Covance, Inc. *                                      24,150          483
       Coventry Health Care, Inc. *                         26,700          560
       Dianon Systems, Inc. *                                3,621          175
       Dynacq International, Inc. *                          1,800           40
       Gentiva Health Services, Inc. *                       7,600          155
       Impath, Inc. *                                        6,600          245
       LifePoint Hospitals, Inc. *                          15,700          533
       LTC Healthcare, Inc. *                                  330            -
       Magellan Health Services *                            9,800          103
       Mid Atlantic Medical Services, Inc. *                19,200          390
       National Healthcare Corp. *                           3,200           50
       Option Care, Inc. *                                   3,000           51
       PacifiCare Health Systems, Inc. *                    11,400          200
       Pediatrix Medical Group, Inc. *                       8,300          292
       Procurenet, Inc. *                                   10,500            -
       Province Healthcare Co. *                            12,900          378
       RehabCare Group, Inc. *                               6,500          173
       Renal Care Group, Inc. *                             19,850          636
       Rightchoice Managed Care, Inc. *                      1,600          112
       Select Medical Corp. *                                3,700           60
       Sierra Health Services *                              9,700           87
       Specialty Laboratories *                              2,000           42
       Sunrise Assisted Living, Inc. *                       7,100          195
       U.S. Oncology, Inc. *                                38,722          246
       U.S. Physical Therapy, Inc. *                         1,800           29
--------------------------------------------------------------------------------
                                                                          6,698
--------------------------------------------------------------------------------
    Holding Companies - Diversified - 0.1%
       Resource America, Inc.                                6,100           52
       Terremark Worldwide, Inc. *                          59,300           33
       Triarc Cos., Inc.                                     4,832          113
       Walter Industries, Inc.                              12,600          134
--------------------------------------------------------------------------------
                                                                            332
--------------------------------------------------------------------------------
    Home Builders - 1.3%

       Beazer Homes USA, Inc. *                              3,500          235
       Champion Enterprises, Inc. *                         19,604          237
       Coachmen Industries, Inc.                             5,800           59
       Crossmann Communities, Inc. *                         2,700           75
       Fleetwood Enterprises, Inc.                          13,400          168
       Hovnanian Enterprises, Inc. *                         5,300           73
       Kaufman & Bread Home Corp.                           16,900          568


See Notes to the Financial Statements.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  69  EQUITY PORTFOLIOS

------------------------------------
     EQUITY PORTFOLIOS
-----
  SCHEDULE OF INVESTMENTS
  SMALL COMPANY INDEX PORTFOLIO (continued)

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
------------------------------------------------------------------------------

COMMON STOCKS - 97.5% - (CONTINUED)
Home Builders - 1.3% - (continued)
   M/I Schottenstein Homes, Inc.                         2,400       $      98
   MDC Holdings, Inc.                                    6,840             245
   Meritage Corp.                                        1,300              58
   Monaco Coach Corp. *                                  9,300             181
   Newmark Homes Corp. *                                   900              10
   NVR, Inc.                                             2,500             454
   Palm Harbor Homes, Inc. *                             6,720             161
   Ryland Group, Inc.                                    5,500             330
   Schuler Homes, Inc. *                                12,300             223
   Skyline Corp.                                         2,500              76
   Standard Pacific Corp.                               10,700             227
   Thor Industries, Inc.                                 2,583              98
   Toll Brothers, Inc. *                                 9,200             334
   Winnebago Industries, Inc.                            5,200             175
------------------------------------------------------------------------------
                                                                         4,085
------------------------------------------------------------------------------
Home Furnishings - 0.7%
   American Woodmark Corp.                               2,200              97
   Applica, Inc.                                         6,900              55
   Bassett Furniture Industries, Inc.                    4,200              61
   Bush Industries, Inc., Class A                        3,300              40
   Fedders Corp.                                         9,500              30
   Furniture Brands International, Inc. *               20,600             541
   Harman International Industries, Inc.                15,420             658
   Kimball International, Inc., Class B                 13,700             194
   La-Z-Boy, Inc.                                       19,800             416
   Parkervision, Inc. *                                  3,400              68
   Salton, Inc. *                                        2,350              40
   Stanley Furniture Co., Inc. *                         2,100              54
------------------------------------------------------------------------------
                                                                         2,254
------------------------------------------------------------------------------
Household Products/Wares - 1.2%
   Blyth, Inc.                                          13,400             268
   Church & Dwight, Inc.                                14,900             392
   CSS Industries, Inc. *                                1,600              45
   Dial Corp.                                           38,800             679
   Fossil, Inc. *                                        5,300             115
   Harland (John H.) Co.                                11,900             236
   Libbey, Inc.                                          6,300             208
   Metromedia International Group, Inc. *               29,357              30
   National Presto Industries, Inc.                      1,900              52
   New England Business Service, Inc.                    4,500              83
   Oneida Ltd.                                           5,650              66
   Pennzoil-Quaker State Co.                            32,500             423
   Playtex Products, Inc. *                             10,700             107
   Russ Berrie & Co., Inc.                               3,700             109
   Scotts (The) Co., Class A *                           6,400             280
   Standard Register Co.                                 5,300              93
   Toro Co.                                              5,100             234
   Tupperware Corp.                                     21,100             415
   Yankee Candle Co., Inc. *                             6,100             121
------------------------------------------------------------------------------
                                                                         3,956
------------------------------------------------------------------------------
Insurance - 2.6%
   Alfa Corp.                                           16,000             349
   American Physicians Capital, Inc. *                   4,500              89
   AmerUs Group Co.                                     17,500             609
   Argonaut Group, Inc.                                  8,800             152
   Baldwin & Lyons, Inc., Class B                        2,600              64
   Brown & Brown, Inc.                                  17,000             495
   Capitol Transamerica Corp.                            3,700              60
   Citizens, Inc. *                                      7,800              85
   CNA Surety Corp.                                      6,300              93
   Commerce Group, Inc.                                 10,200             384
   Crawford & Co., Class B                              14,150             173
   Delphi Financial Group, Inc., Class A                 5,299             176
   FBL Financial Group, Inc., Class A                    4,700              81
   First American Corp.                                 27,850             497
   Fremont General Corp.                                23,400             138
   Great American Financial Resources, Inc.              2,324              43
   Harleysville Group, Inc.                             12,000             291
   HealthExtras, Inc. *                                  4,600              27
   Hilb, Rogal & Hamilton Co.                            5,800             345
   Horace Mann Educators Corp.                          16,600             321
   Kansas City Life Insurance Co.                        2,500              91
   Landamerica Financial Group, Inc.                     7,600             186
   Liberty Corp.                                         6,900             288
   MEEMIC Holdings, Inc. *                                 400               9
   Midland Co.                                           1,600              65
   National Western Life Insurance Co., Class A *          900              99
   Nymagic, Inc.                                         1,300              25
   Ohio Casualty Corp. *                                22,900             341
   Philadelphia Consolidated Holding Co. *               4,000             139
   Pico Holdings, Inc. *                                 4,400              59
   PMA Capital Corp., Class A                            6,800             126

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 70 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                      NUMBER          VALUE
                                                     OF SHARES         (000S)
------------------------------------------------------------------------------

COMMON STOCKS - 97.5% - (CONTINUED)
Insurance - 2.6% - (continued)
   Presidential Life Corp.                               8,900       $     175
   ProAssurance Corp. *                                  9,287             137
   RLI Corp.                                             2,681             105
   SCPIE Holdings, Inc.                                  3,500              70
   Selective Insurance Group, Inc.                      10,400             241
   Stancorp Financial Group, Inc.                       12,500             571
   State Auto Financial Corp.                            5,100              82
   Stewart Information Services Corp. *                  5,000             101
   UICI *                                               15,700             224
   United Fire & Casualty Co.                            2,600              78
   Universal American Financial Corp. *                 18,200             129
   Vesta Insurance Group, Inc.                          13,200              77
   W.R. Berkley Corp.                                    7,800             417
   Zenith National Insurance Corp.                       3,300              88
------------------------------------------------------------------------------
                                                                         8,395
------------------------------------------------------------------------------
Internet - 3.3%
   1-800 Contacts, Inc. *                                2,700              39
   1-800-FLOWERS.COM, Inc. *                             3,300              48
   Agile Software Corp. *                               12,500             165
   Akamai Technologies, Inc. *                          29,800             172
   Alloy Online, Inc. *                                  4,600              76
   America Online Latin America, Inc. *                  8,800              43
   Answerthink, Inc. *                                  15,700              97
   Art Technology Group, Inc. *                         21,700              69
   AsiaInfo Holdings, Inc. *                            11,000             185
   Avocent Corp. *                                      18,265             436
   Cacheflow, Inc. *                                     8,300              15
   Centillium Communications, Inc. *                    10,400             105
   Centra Software, Inc. *                               8,800              58
   Chordiant Software, Inc. *                           11,200              48
   Clarent Corp. *                                      11,900              --
   Click Commerce, Inc. *                                6,800              24
   Commerce One, Inc. *                                 16,800             368
   Corillian Corp. *                                     7,500              20
   Digex, Inc., Class A *                                8,400              26
   Digital Insight Corp. *                              10,600             183
   Digitalthink, Inc. *                                  7,800              66
   Digitas, Inc. *                                       3,400               9
   Divine, Inc., Class A *                              75,300              47
   Docent, Inc. *                                       14,500              32
   E.piphany, Inc. *                                    25,300             190
   Engage, Inc. *                                       15,700               4
   Entrust Technologies, Inc. *                         19,300             154
   eSPEED, Inc., Class A *                               6,200              51
   Extensity, Inc. *                                     5,800              12
   F5 Networks, Inc. *                                   7,700             172
   Freemarkets, Inc. *                                  12,000             237
   FrontLine Capital Group *                            11,100               1
   FTD.com, Inc., Class A *                              3,200              19
   Genuity, Inc., Class A *                             61,900             108
   Global Sports, Inc. *                                 4,800              90
   GlobalSCAPE, Inc. *                                     785               -
   HotJobs.com Ltd. *                                   10,000              71
   I-many, Inc. *                                       14,200             115
   Ibasis, Inc. *                                       12,600              16
   IndyMac Bancorp, Inc. *                              24,700             560
   Infospace, Inc. *                                    99,800             204
   Inktomi Corp. *                                      46,700             233
   Interland, Inc. *                                    14,800              34
   Internap Network Services Corp. *                    60,200              67
   Internet Capital Group, Inc. *                       77,700              86
   ITXC Corp. *                                          9,400              71
   Kana Communications, Inc. *                          59,800             108
   Keynote Systems, Inc. *                               9,400              74
   Liberate Technologies *                              43,200             395
   Loudcloud, Inc. *                                     9,600              33
   Macromedia, Inc. *                                   23,700             526
   Matrixone, Inc. *                                    12,200             101
   McAfee.com Corp. *                                    2,100              50
   Multex.com, Inc. *                                   10,900              61
   Net.B@nk, Inc. *                                     10,700              99
   Net2Phone, Inc. *                                     7,000              38
   Netegrity, Inc. *                                     9,650             159
   Netratings, Inc. *                                    2,900              40
   NextCard, Inc. *                                     12,600               9
   Overture Services, Inc. *                             7,900             202
   PC-Tel, Inc. *                                        5,600              49
   Pegasus Solutions, Inc. *                             9,900             129
   Portal Software, Inc. *                              40,200              76
   Priceline.com, Inc. *                                41,900             176
   ProQuest Co. *                                        5,500             171
   QRS Corp. *                                           5,300              63
   Register.com, Inc. *                                  7,700              71
   S1 Corp. *                                           24,200             359

See Notes to the Financial Statements

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 71 EQUITY PORTFOLIOS

---------------------------------
    EQUITY PORTFOLIOS
----

    SCHEDULE OF INVESTMENTS

    SMALL COMPANY INDEX PORTFOLIO (continued)

                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)
COMMON STOCKS - 97.5% - (CONTINUED)

Internet - 3.3% - (continued)
   Saba Software, Inc. *                                     10,300     $    59
   Safeguard Scientifics, Inc. *                             48,100         202
   Sapient Corp. *                                           32,600         205
   Secure Computing Corp. *                                  11,600         252
   Seebeyond Technology Corp. *                              11,200          57
   Selectica, Inc. *                                          6,500          26
   SkillSoft Corp. *                                          2,000          48
   SonicWall, Inc. *                                         16,600         283
   Stamps.com, Inc. *                                        14,000          43
   StarMedia Network, Inc. *                                 14,600           1
   Stellent, Inc. *                                           7,700         181
   Support.com, Inc. *                                        8,500          27
   TriZetto Group (The), Inc. *                               8,900         100
   USinternetworking, Inc. *                                 18,100           4
   Verity, Inc. *                                            11,800         178
   VerticalNet, Inc. *                                       27,300          44
   Vitria Technology, Inc. *                                 28,800         141
   WatchGuard Technologies, Inc. *                            8,700          97
   WebEx Communications, Inc. *                               7,300         234
   webMethods, Inc. *                                         9,700         153
   Websense, Inc. *                                           6,700         178
   Zixit Corp.                                                4,900          33
--------------------------------------------------------------------------------
                                                                         10,361
--------------------------------------------------------------------------------
Investment Companies - 0.1%
   American Capital Strategies Ltd.                          12,200         339
--------------------------------------------------------------------------------
Iron/Steel - 0.3%
   Bethlehem Steel Corp.                                     50,806          19
   Carpenter Technology Corp.                                 7,900         203
   Cleveland Cliffs, Inc.                                     3,800          64
   Gibraltar Steel Corp.                                      2,200          42
   Oregon Steel Mills, Inc. *                                10,200          37
   Reliance Steel & Aluminum Co.                              9,775         238
   Roanoke Electric Steel Corp.                               4,500          61
   Ryerson Tull, Inc.                                         9,093         102
   Steel Dynamics, Inc. *                                    10,300         106
--------------------------------------------------------------------------------
                                                                            872
--------------------------------------------------------------------------------
Leisure Time - 0.5%
   Ambassadors International, Inc. *                          2,800          54
   Arctic Cat, Inc.                                           6,650         110
   Bally Total Fitness Holding Corp. *                       10,800         230
   Direct Focus, Inc. *                                      12,212         342
   K2, Inc.                                                   7,100          59
   Navigant International, Inc. *                             5,200          55
   Polaris Industries, Inc.                                   9,500         503
   ResortQuest International, Inc. *                          6,400          32
   WMS Industries, Inc.                                       8,100         167
--------------------------------------------------------------------------------
                                                                          1,552
--------------------------------------------------------------------------------
Lodging - 0.5%
   Ameristar Casinos, Inc. *                                  1,100          26
   Aztar Corp. *                                             14,300         227
   Boca Resorts, Inc., Class A *                             11,700         141
   Boyd Gaming Corp. *                                       12,100          63
   Choice Hotels International, Inc. *                       14,100         259
   Crestline Capital Corp. *                                  5,400         159
   Hollywood Casino Corp. *                                   3,900          35
   Marcus Corp.                                               7,159          99
   MTR Gaming Group, Inc. *                                   7,700         104
   Prime Hospitality Corp.                                   18,300         184
   Station Casinos, Inc. *                                   15,600         171
   Wyndham International, Inc., Class A *                    60,100          36
--------------------------------------------------------------------------------
                                                                          1,504
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.1%
   Astec Industries, Inc. *                                   6,200          86
   JLG Industries, Inc.                                      17,900         171
   Terex Corp.                                               11,000         203
--------------------------------------------------------------------------------
                                                                            460
--------------------------------------------------------------------------------
Machinery - Diversified - 1.9%
   AGCO Corp.                                                27,000         377
   Albany International Corp., Class A *                      6,370         129
   Applied Industrial Technologies, Inc.                      7,100         130
   Briggs & Stratton Corp.                                    8,800         340
   Brooks Automation, Inc. *                                  7,700         283
   Cognex Corp. *                                            13,000         291
   Flow International Corp. *                                 5,200          54
   Flowserve Corp. *                                         15,478         380
   Gardner Denver, Inc. *                                     5,950         129
   Gerber Scientific, Inc. *                                  7,400          73
   Gorman-Rupp Co.                                            3,000          75
   Graco, Inc.                                               12,717         442
   IDEX Corp.                                                12,525         381
   Imation Corp. *                                           13,500         293
   Kadant, Inc. *                                             4,920          68
   Lindsay Manufacturing Co.                                  3,950          74
   Magnetek, Inc. *                                           8,100          74

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  72  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)

 COMMON STOCKS - 97.5% - (CONTINUED)

 Machinery - Diversified - 1.9% - (continued)
     Manitowoc Co. (The), Inc.                                10,187     $  290
     NACCO Industries, Inc., Class A                           2,700        151
     Nordson Corp.                                             9,600        232
     Presstek, Inc. *                                         12,300         82
     Robbins & Myers, Inc.                                     3,148         75
     Satcon Technology Corp. *                                 3,900         21
     Sauer-Danfoss, Inc.                                       4,000         30
     Stewart & Stevenson Services Corp.                       10,300        184
     Surebeam Corp. *                                          2,600         32
     Tecumseh Products Co., Class A                            6,200        289
     Tennant Co.                                               3,700        124
     Thomas Industries, Inc.                                   6,250        166
     Unova, Inc. *                                            18,200         88
     Zebra Technologies Corp., Class A *                      10,800        554
--------------------------------------------------------------------------------
                                                                          5,911
--------------------------------------------------------------------------------
 Media - 1.4%
     4Kids Entertainment, Inc. *                               3,400         69
     Ackerley Group, Inc. *                                    6,000         98
     ACTV, Inc. *                                             15,600         25
     Beasley Broadcast Group, Inc., Class A *                  3,000         37
     Crown Media Holdings, Inc., Class A *                     6,800         82
     Cumulus Media, Inc., Class A *                           12,000        149
     Digital Generation Systems                               13,500         19
     Fisher Cos., Inc.                                         1,700         78
     Gray Communications System                                3,600         45
     Information Holdings, Inc. *                              8,000        188
     Journal Register Co. *                                   10,900        207
     Lee Enterprises, Inc.                                    17,900        631
     Liberty Digital, Inc., Class A *                          8,200         26
     Lodgenet Entertainment Corp. *                            3,700         60
     Lynch Interactive Corp. *                                   900         55
     Martha Stewart Living Omnimedia, Inc., Class A *          3,400         60
     Media General, Inc., Class A                              5,000        230
     On Command Corp. *                                        2,000          6
     Paxson Communications Corp. *                            12,900        120
     Pegasus Communications Corp. *                           17,600        188
     Playboy Enterprises, Inc., Class B *                      5,200         76
     Private Media Group, Inc. *                               5,700         46
     Pulitzer, Inc.                                            3,400        163
     Regent Communications, Inc. *                             7,500         47
     Saga Communications, Inc. *                               3,875         74
     Salem Communications Corp. *                              3,600         75
     Scholastic Corp. *                                       11,400        495
     Sinclair Broadcast Group, Inc., Class A *                 9,700         77
     Sirius Satellite Radio, Inc. *                           19,400        137
     Spanish Broadcasting System, Inc., Class A *             15,100        132
     TiVo, Inc. *                                              6,600         34
     UnitedGlobalCom, Inc. *                                  31,300         44
     Value Line, Inc.                                            600         24
     Wiley (John) & Sons, Inc., Class A                       18,500        429
     World Wrestling Federation Entertainment, Inc. *          4,600         59
     XM Satellite Radio Holdings, Inc., Class A *              5,000         58
     Young Broadcasting, Inc., Class A *                       6,100        122
--------------------------------------------------------------------------------
                                                                          4,465
--------------------------------------------------------------------------------
 Metal Fabrication/Hardware - 0.7%
     Castle (A.M.) & Co.                                       2,500         26
     CIRCOR International, Inc.                                3,400         59
     Commercial Metals Co.                                     4,666        154
     Kaydon Corp.                                             11,300        230
     Ladish Co., Inc. *                                        3,600         32
     Lawson Products, Inc.                                     2,000         53
     Maverick Tube Corp. *                                    13,900        146
     Mueller Industries, Inc. *                               12,000        384
     NN, Inc.                                                  4,500         41
     NS Group, Inc.                                            7,000         39
     Penn Engineering & Manufacturing Corp.                    4,900         79
     Quanex Corp.                                              5,400        146
     ROHN Industries, Inc.                                     6,700         12
     Timken (The) Co.                                         20,300        288
     Titanium Metals Corp. *                                   7,800         24
     Valmont Industries, Inc.                                  5,500         84
     Wolverine Tube, Inc. *                                    3,600         47
     Worthington Industries, Inc.                             27,600        409
--------------------------------------------------------------------------------
                                                                          2,253
--------------------------------------------------------------------------------
 Mining - 0.3%
     Amcol International Corp.                                 8,000         46
     Brush Engineered Materials, Inc. *                        6,600         77
     Century Aluminum Co.                                      5,100         64
     Kaiser Aluminum Corp. *                                  11,700         22
     RTI International Metals, Inc.                            8,400         75
     Southern Peru Copper Corp.                                5,600         59
     Stillwater Mining Co. *                                  15,800        249
     Tremont Corp.                                               500         14

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  73  EQUITY PORTFOLIOS

---------------------------
    EQUITY PORTFOLIOS
----
     SCHEDULE OF INVESTMENTS

     SMALL COMPANY INDEX PORTFOLIO (continued)


                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)
COMMON STOCKS - 97.5% - (CONTINUED)

Mining - 0.3% - (continued)
   USEC, Inc.                                                  33,100   $   259
--------------------------------------------------------------------------------
                                                                            865
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 2.5%
   A.O. Smith Corp.                                             4,000        72
   Ameron International Corp.                                   1,500       100
   Aptargroup, Inc.                                            13,300       436
   Barnes Group, Inc.                                           6,700       146
   Carlisle Cos., Inc.                                         12,400       416
   Clarcor, Inc.                                                9,050       243
   Concord Camera Corp. *                                       9,400        44
   CoorsTek, Inc. *                                             3,400       101
   Cuno, Inc. *                                                 6,250       194
   Donaldson Co., Inc.                                         15,900       579
   ESCO Technologies, Inc. *                                    4,400       131
   Federal Signal Corp.                                        18,600       394
   Foamex International, Inc. *                                 6,600        51
   GenTek, Inc.                                                 1,640         3
   Griffon Corp. *                                             10,860       153
   Harsco Corp.                                                16,300       544
   Hexcel Corp.                                                 8,700        22
   Lancaster Colony Corp.                                      11,500       385
   Lydall, Inc. *                                               5,900        57
   Matthews International Corp., Class A                       12,300       296
   Myers Industries, Inc.                                       6,595        82
   Nanophase Technologies Corp. *                               4,500        29
   National Service Industries, Inc.                           16,800       267
   NCH Corp.                                                      900        42
   Osmonics, Inc. *                                             4,200        55
   Pittston Brink's Group                                      21,130       435
   Polaroid Corp. *                                            17,700         2
   Quixote Corp.                                                2,500        59
   Roper Industries, Inc.                                      12,000       504
   SPS Technologies, Inc., *                                    3,928       129
   Standex International Corp.                                  4,400        94
   Sturm Ruger & Co., Inc.                                      8,000        95
   SurModics, Inc. *                                            5,300       172
   Tredegar Corp.                                               6,500       112
   Trinity Industries, Inc.                                    15,100       403
   Tyco International Ltd.                                     16,605       976
   U.S. Industries, Inc.                                       29,700        65
   Wabtec Corp.                                                 9,994       120
--------------------------------------------------------------------------------
                                                                          8,008
--------------------------------------------------------------------------------
Office Furnishings - 0.0%
   CompX International, Inc.                                    1,400        14
   Interface, Inc., Class A                                    18,000        89
--------------------------------------------------------------------------------
                                                                            103
--------------------------------------------------------------------------------
Office/Business Equipment - 0.3%
   Global Imaging System, Inc. *                                2,700        36
   Ikon Office Solutions, Inc.                                 58,000       622
   Wallace Computer Services, Inc.                             15,600       267
--------------------------------------------------------------------------------
                                                                            925
--------------------------------------------------------------------------------
Oil & Gas - 0.2%
   3TEC Energy Corp. *                                          5,900        85
   ATP Oil & Gas Corp. *                                        2,300        11
   Chiles Offshores, Inc. *                                     3,300        59
   Emex Corp. *                                                 5,125        19
   Encore Acquisition Co. *                                     2,800        38
   Energy Partners Ltd. *                                       8,700        54
   Holly Corp.                                                  3,400        64
   KCS Energy, Inc. *                                          10,600        31
   Magnum Hunter Resources, Inc. *                             11,600        99
   Petroquest Energy, Inc. *                                    9,000        54
   PYR Energy Corp. *                                           5,400        11
   Quicksilver Resources, Inc. *                                3,200        50
   Range Resources Corp. *                                     19,300        81
   Remington Oil & Gas Corp. *                                  6,600       107
--------------------------------------------------------------------------------
                                                                            763
--------------------------------------------------------------------------------
Oil & Gas Producers - 1.7%
   Atwood Oceanics, Inc. *                                      3,700       119
   Berry Petroleum Co.                                          6,800       105
   Brown (Tom), Inc. *                                         13,600       318
   Cabot Oil & Gas Corp., Class A                              12,000       265
   Callon Petroleum Co. *                                       3,400        20
   Chesapeake Energy Corp.                                     57,354       367
   Clayton Williams Energy, Inc. *                              1,800        25
   Comstock Resources, Inc. *                                   9,200        61
   Denbury Resources, Inc. *                                    7,600        49
   EEX Corp.                                                   12,100        22
   Evergreen Resources, Inc. *                                  6,800       264
   Frontier Oil Corp.                                          10,600       170
   Grey Wolf, Inc. *                                           58,400       161
   Houston Exploration Co. *                                    4,000       122
   Key Energy Services, Inc. *                                 38,700       319
   Key Production Co., Inc. *                                   5,600        88
   McMoran Exploration Co. *                                    5,100        35

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  74  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001



                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)
 COMMON STOCKS - 97.5% - (CONTINUED)

 Oil & Gas Producers - 1.7% - (continued)
    Meridian Resource Corp. *                                 13,576    $    45
    Nuevo Energy Co. *                                         5,800         67
    Parker Drilling Co. *                                     35,300        108
    Patina Oil & Gas Corp.                                     7,800        213
    Penn Virginia Corp.                                        3,200        101
    Plains Resources, Inc. *                                   9,800        238
    Prima Energy Corp. *                                       3,950         86
    Prize Energy Corp. *                                       1,500         26
    Pure Resources, Inc. *                                     5,400        103
    Spinnaker Exploration Co. *                                7,900        328
    St. Mary Land & Exploration Co.                           11,400        218
    Stone Energy Corp. *                                       8,829        315
    Swift Energy Co. *                                         9,420        172
    Tesoro Petroleum Corp.                                    14,500        183
    Unit Corp. *                                              14,700        180
    Vintage Petroleum, Inc.                                   19,900        246
    WD-40 Co.                                                  6,430        145
    XTO Energy, Inc.                                              50          1
 -------------------------------------------------------------------------------
                                                                          5,285
 -------------------------------------------------------------------------------
 Oil & Gas Services - 0.8%
    CAL Dive International, Inc. *                            13,300        284
    Carbo Ceramics, Inc.                                       2,900         97
    Dril-Quip, Inc. *                                          2,500         48
    Gulf Island Fabrication, Inc. *                            3,000         35
    Hydril Co. *                                               5,300        103
    Input/Output, Inc. *                                      18,600        145
    Lone Star Technologies, Inc. *                            10,200        154
    Lufkin Industries, Inc.                                    2,200         58
    NATCO Group, Inc., Class A *                               3,600         23
    Newpark Resources, Inc. *                                 26,860        188
    Oceaneering International, Inc. *                          9,000        183
    Oil States International, Inc. *                           3,900         36
    Osca, Inc. *                                               2,700         50
    RPC, Inc.                                                  4,300         66
    Seacor Smit, Inc. *                                        7,000        273
    Seitel, Inc.                                               8,000         94
    Superior Energy Services, Inc. *                          17,800        117
    Tetra Technologies, Inc. *                                 4,900         99
    Universal Compression Holdings, Inc. *                     4,400        118
    Veritas DGC, Inc. *                                       12,600        200
    W-H Energy Services, Inc. *                                8,600        133
 -------------------------------------------------------------------------------
                                                                          2,504
 -------------------------------------------------------------------------------
 Packaging & Containers - 0.6%
    AEP Industries, Inc.                                         600         14
    Ball Corp.                                                11,300        774
    Crown Cork & Seal Co., Inc. *                             47,600         48
    Earthshell Corp. *                                        19,100         50
    Greif Brothers Corp., Class A                              5,300        145
    Ivex Packaging Corp. *                                     6,500        116
    Liqui-Box Corp.                                            1,100         49
    Longview Fibre Co.                                        20,900        249
    Owens-Illinois, Inc. *                                    59,900        492
    Silgan Holdings, Inc. *                                    3,900         85
 -------------------------------------------------------------------------------
                                                                          2,022
 -------------------------------------------------------------------------------
 Pharmaceuticals - 4.0%
    3-Dimensional Pharmaceuticals, Inc. *                      2,400         21
    Accredo Health, Inc. *                                    10,650        394
    Adolor Corp. *                                            12,700        189
    Alpharma, Inc., Class A                                   11,700        281
    Amylin Pharmaceuticals, Inc. *                            23,200        209
    Antigenics, Inc. *                                         5,900        101
    Array Biopharma, Inc. *                                    6,100         82
    Atrix Labs, Inc. *                                         7,700        192
    AVANIR Pharmaceuticals, Class A *                         23,100         78
    AVI BioPharma, Inc. *                                      6,100         58
    BioMarin Pharmaceuticals, Inc. *                           8,900        107
    Biopure Corp. *                                            6,300        111
    Bone Care International, Inc. *                            3,800         72
    Cell Pathways, Inc. *                                     10,700         57
    Cell Therapeutics, Inc. *                                 13,800        378
    Cima Laboratories, Inc. *                                  6,000        208
    Connetics Corp. *                                         12,300        130
    Corixa Corp. *                                            16,816        252
    Corvas International, Inc. *                              10,900         72
    Cubist Pharmaceuticals, Inc. *                            10,900        390
    CV Therapeutics, Inc. *                                    8,100        447
    Cygnus, Inc. *                                            12,300         68
    Dendreon Corp. *                                           6,100         55
    Durect Corp. *                                             7,800         87
    Dusa Pharmaceuticals, Inc. *                               5,500         45
    Dyax Corp. *                                               7,900         93
    Elan Corp. PLC *                                              38          2
    Emisphere Technologies, Inc. *                             6,300        180
    Endo Pharmaceuticals Holdings, Inc. *                      8,300         79
    Esperion Therapeutics, Inc. *                              8,100         60

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  75  EQUITY PORTFOLIOS

----------------------------------------
    EQUITY PORTFOLIOS
----

    SCHEDULE OF INVESTMENTS

    SMALL COMPANY INDEX PORTFOLIO  (continued)



                                                          NUMBER     VALUE
                                                        OF SHARES    (000S)
COMMON STOCKS - 97.5% - (CONTINUED)

 Pharmaceuticals - 4.0% - (continued)
   First Horizon Pharmaceutical Corp. *                    4,450     $ 109
   GenStar Therapeutics Corp. *                            4,500        12
   Genta, Inc. *                                           8,400       134
   Genzyme Molecular Oncology Corp. *                      6,000        57
   Guilford Pharmaceuticals, Inc. *                       10,000       131
   Hemispherx Biopharma, Inc. *                            7,300        29
   Herbalife International, Inc., Class A                  6,066        80
   Hyseq, Inc. *                                           5,200        43
   Ilex Oncology, Inc. *                                  10,800       282
   Immune Response (The) Corp. of Delaware *              12,000        17
   Immunogen, Inc. *                                      16,200       267
   Impax Laboratories, Inc. *                              7,000        74
   Inkine Pharmaceutical, Inc. *                          13,800        20
   Insmed, Inc. *                                         13,000        42
   Inspire Pharmaceuticals, Inc. *                         6,500        73
   Interneuron Pharmaceuticals *                          14,800       126
   Isis Pharmaceuticals, Inc. *                           16,900       384
   KOS Pharmaceuticals, Inc. *                             2,000        63
   KV Pharmaceutical Co. *                                 9,525       269
   La Jolla Pharmaceutical Co. *                          13,000       110
   Ligand Pharmaceuticals, Inc., Class B *                16,458       272
   Macrochem Corp. *                                       9,000        27
   Matrix Pharmaceutical, Inc. *                          10,400        12
   Medicines Co. *                                         9,100        99
   MGI Pharma, Inc. *                                      8,600       119
   Miravant Medical Technologies *                         5,600        47
   Nabi, Inc. *                                           15,600       141
   Napro Biotherapeutics, Inc. *                           9,700       110
   Natures Sunshine Products, Inc.                         4,800        67
   NBTY, Inc. *                                           17,500       203
   Neurocrine Biosciences, Inc. *                          9,600       457
   Neurogen Corp. *                                        5,000        94
   Noven Pharmaceuticals, Inc. *                           9,200       141
   NPS Pharmaceuticals, Inc. *                            11,300       434
   Onyx Pharmaceuticals, Inc. *                            7,300        40
   Pain Therapeutics, Inc. *                               6,200        44
   Penwest Pharmaceuticals Co. *                           5,400        92
   Perrigo Co. *                                          24,900       310
   Pharmaceutical Resources, Inc.                          7,300       252
   Pharmacopeia, Inc. *                                    9,000       134
   Pharmacyclics, Inc. *                                   6,600       168
   Pharmos Corp. *                                        21,600        49
   Pozen, Inc. *                                           7,700        42
   PRAECIS Pharmaceuticals, Inc. *                        20,400        93
   Progenics Pharmaceuticals, Inc. *                       3,200        49
   Rigel Pharmaceuticals, Inc. *                          10,500        57
   Sangstat Medical Corp. *                                7,600       151
   Sciclone Pharmaceuticals, Inc. *                       12,800        35
   Scios, Inc. *                                          18,600       510
   Star Scientific, Inc. *                                 7,900        21
   SuperGen, Inc. *                                        6,900        90
   Syncor International Corp. *                            8,000       208
   Tanox, Inc. *                                           9,600       164
   Theragenics Corp. *                                    11,900       105
   Titan Pharmaceuticals, Inc. *                           9,900        93
   Triangle Pharmaceuticals, Inc. *                       14,000        55
   Trimeris, Inc. *                                        7,100       257
   Tularik, Inc. *                                         7,800       183
   United Therapeutics Corp. *                             6,000        54
   Valentis, Inc. *                                       11,800        48
   Vaxgen, Inc. *                                          3,200        39
   Versicor, Inc. *                                        5,700        85
   Vion Pharmaceuticals, Inc. *                           10,400        44
   Viropharma, Inc. *                                      7,200       155
--------------------------------------------------------------------------
                                                                    12,670
--------------------------------------------------------------------------
Pipelines - 0.1%
   Transmontaigne, Inc. *                                  6,200        34
   Western Gas Resources, Inc.                             8,300       248
--------------------------------------------------------------------------
                                                                       282
--------------------------------------------------------------------------
Real Estate - 0.4%
   American Realty Investors, Inc. *                       1,600        18
   Avatar Holdings, Inc. *                                 2,000        47
   Corrections Corp. of America                           10,290       162
   Forest City Enterprises, Inc., Class A                 11,000       376
   Getty Realty Corp.                                      4,500        84
   Insignia Financial Group, Inc. *                        7,633        78
   Jones Lang LaSalle, Inc. *                             12,300       196
   LNR Property Corp.                                      9,100       260
   Trammell Crow Co. *                                     9,200        91
--------------------------------------------------------------------------
                                                                     1,312
--------------------------------------------------------------------------
REITS - 6.5%
   Acadia Realty Trust                                     7,500        47
   Alexander's, Inc. *                                       670        39
   Alexandria Real Estate Equities, Inc.                   6,100       253


See Notes to the Financial Statements.

EQUITY PORTFOLIOS  76  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


                                                             NUMBER       VALUE
                                                           OF SHARES      (000S)
COMMON STOCKS - 97.5% - (CONTINUED)

REITS - 6.5% - (continued)
   AMLI Residential Properties Trust                          5,500       $ 136
   Annaly Mortgage Management, Inc.                          24,000         337
   Anthracite Capital, Inc.                                  13,400         140
   Associated Estates Realty                                  6,400          57
   Bedford Property Investors, Inc.                           6,100         135
   Boykin Lodging Co.                                         6,800          50
   Brandywine Realty Trust                                   10,300         210
   BRE Properties, Inc., Class A                             19,024         596
   Burnham Pacific Properties, Inc.                           9,200          45
   Cabot Industrial Trust                                    16,800         403
   Camden Property Trust                                     14,633         530
   Capital Automotive REIT                                    7,600         141
   Capstead Mortgage Corp.                                    3,543          87
   CBL & Associates Properties, Inc.                          8,400         262
   Centerpoint Properties Corp.                               8,400         412
   Chateau Communities, Inc.                                  8,300         251
   Chelsea Property Group, Inc.                               5,700         276
   Colonial Properties Trust                                  6,000         178
   Commercial Net Lease Realty                               12,600         169
   Cornerstone Realty Income Trust, Inc.                     19,300         218
   Corporate Office Properties Trust SBI (MD)                 3,500          41
   Cousins Properties, Inc.                                  14,600         355
   Crown American Realty                                      8,400          67
   Developers Diversified Realty Corp.                       20,500         388
   EastGroup Properties, Inc.                                 6,500         155
   Entertainment Properties Trust                             6,000         107
   Equity Inns, Inc.                                         15,100         109
   Equity One, Inc.                                             500           6
   Essex Property Trust, Inc.                                 5,900         281
   Federal Realty Investment Trust                           14,700         329
   FelCor Lodging Trust, Inc.                                12,300         204
   First Industrial Realty Trust, Inc.                       16,000         490
   Gables Residential Trust                                   9,900         291
   Glenborough Realty Trust, Inc.                             7,900         143
   Glimcher Realty Trust                                     10,200         189
   Great Lakes REIT, Inc.                                     4,900          78
   Health Care REIT, Inc.                                    13,300         332
   Healthcare Realty Trust, Inc.                             16,699         451
   Highwoods Properties, Inc.                                22,000         559
   Home Properties of New York, Inc.                          7,300         229
   HRPT Properties Trust                                     53,200         448
   Innkeepers USA Trust                                       9,200          81
   Investors Real Estate Trust                                8,900          81
   IRT Property Co.                                          12,500         136
   JDN Realty Corp.                                          13,450         167
   JP Realty, Inc.                                            4,500         102
   Keystone Property Trust                                    2,700          35
   Kilroy Realty Corp.                                       10,000         250
   Koger Equity, Inc.                                        11,000         193
   Kramont Realty Trust                                       7,700         103
   La Quinta Properties, Inc. *                              52,600         321
   LaSalle Hotel Properties                                   4,900          51
   Lexington Corporate Properties Trust                       8,000         119
   Macerich (The) Co.                                        12,800         322
   Manufactured Home Communities, Inc.                        5,800         178
   Meristar Hospitality Corp.                                15,442         204
   Mid Atlantic Realty Trust                                  5,400          77
   Mid-America Apartment Communities, Inc.                    5,800         150
   Mills Corp.                                                7,300         175
   Mission West Properties                                    6,100          73
   National Golf Properties, Inc.                             4,000          35
   National Health Investors, Inc. *                          8,500         110
   Nationwide Health Properties, Inc.                        19,300         368
   Pan Pacific Retail Properties, Inc.                        9,800         262
   Parkway Properties, Inc.                                   3,400         108
   Pennsylvania Real Estate Investment Trust                  5,300         121
   Pinnacle Holdings, Inc. *                                 16,800           5
   Post Properties, Inc.                                     15,800         546
   Prentiss Properties Trust                                 12,700         336
   Prime Group Realty Trust                                   2,300          23
   PS Business Parks, Inc.                                    4,500         135
   Realty Income Corp.                                       13,300         385
   Reckson Associates Realty Corp.                           14,800         331
   Redwood Trust, Inc.                                        2,600          65
   Regency Centers Corp.                                      9,500         247
   RFS Hotel Investors, Inc.                                 10,300         117
   Saul Centers, Inc.                                         4,200          86
   Senior Housing Properties Trust                            8,700         112
   Shurgard Storage Centers, Inc.                            12,200         372
   SL Green Realty Corp.                                     10,600         321
   Sovran Self Storage, Inc.                                  5,000         145
   Storage USA, Inc.                                          6,300         270
   Summit Properties, Inc.                                   10,300         245
   Sun Communities, Inc.                                      6,100         220

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  77  EQUITY PORTFOLIOS

-------------------------------
    EQUITY PORTFOLIOS
----
     SCHEDULE OF INVESTMENTS

     SMALL COMPANY INDEX PORTFOLIO (continued)


                                                         NUMBER       VALUE
                                                        OF SHARES     (000S)

COMMON STOCKS - 97.5% - (CONTINUED)

REITS - 6.5% - (continued)
     Tanger Factory Outlet Centers, Inc.                  2,100      $    44
     Taubman Centers, Inc.                               12,000          173
     Thornburg Mortgage, Inc.                            11,200          198
     Town & Country Trust                                 5,700          122
     United Dominion Realty Trust, Inc.                  41,200          593
     Universal Health Realty Income, Inc.                 4,800          117
     Ventas, Inc.                                        24,700          301
     Washington Real Estate Investment Trust             15,700          384
     Weingarten Realty Investors                         11,500          555
     Winston Hotels, Inc.                                 5,500           44
-----------------------------------------------------------------------------
                                                                      20,538
-----------------------------------------------------------------------------
   Retail - 6.4%
     7-Eleven, Inc. *                                     9,300          114
     99 Cents Only Stores *                              10,935          421
     Advance Auto Parts, Inc. *                             850           36
     AFC Enterprises *                                    3,800           90
     American Greetings Corp., Class A                   26,000          339
     Ann Taylor Stores Corp. *                           10,100          275
     Applebee's International, Inc.                      13,550          452
     Bebe Stores, Inc. *                                  1,500           28
     Bob Evans Farms, Inc.                               14,200          313
     Brown Shoe Co., Inc.                                 6,700           99
     Buca, Inc. *                                         4,900           71
     Buckle, Inc. *                                       2,500           50
     Burlington Coat Factory Warehouse Corp.              7,180          120
     California Pizza Kitchen, Inc. *                     6,000          113
     Casey's General Stores, Inc.                        16,200          225
     Cash America International, Inc.                     8,900           81
     Cato Corp., Class A                                  5,700          105
     CBRL Group, Inc.                                    22,500          581
     CEC Entertainment, Inc. *                           11,375          423
     Charlotte Russe Holding, Inc. *                      8,500          151
     Charming Shoppes, Inc.                              39,700          196
     Cheesecake Factory (The), Inc. *                    15,525          480
     Chico's FAS, Inc. *                                  9,050          287
     Children's Place Retail Stores (The), Inc. *         4,300          150
     Christopher & Banks Corp. *                          6,000          229
     Circuit City Stores, Inc. - Carmax Group *          14,800          295
     Claire's Stores, Inc.                               17,300          247
     Coldwater Creek, Inc. *                              1,500           38
     Cole National Corp. *                                4,100           62
     Copart, Inc. *                                      15,400          528
     Cost Plus, Inc. *                                    8,725          179
     CSK Auto Corp. *                                    10,000           84
     Deb Shops, Inc.                                      1,600           39
     dELiA*s Corp., Class A *                            12,400           85
     Dillard's, Inc., Class A                            25,700          425
     Dress Barn, Inc. *                                   5,700          131
     Duane Reade, Inc. *                                  4,000          132
     Electronics Boutique Holdings Corp. *                4,000          170
     Factory 2-U Stores, Inc. *                           5,200           86
     Finish Line (The), Inc. *                            6,900           89
     Footstar, Inc. *                                     8,100          250
     Fred's, Inc.                                         5,025          167
     Friedman's, Inc.                                     5,700           52
     Genesco, Inc. *                                      9,000          173
     GenesisIntermedia, Inc. *                            4,700            2
     Group 1 Automotive, Inc. *                           6,400          200
     Guitar Center, Inc. *                                6,700           87
     Hancock Fabrics, Inc.                                6,500           89
     Haverty Furniture Companies, Inc.                    6,500           99
     Hibbett Sporting Goods, Inc. *                       1,500           39
     Hollywood Entertainment Corp. *                     17,600          262
     Hot Topic, Inc. *                                    7,400          210
     IHOP Corp. *                                         7,500          212
     Insight Enterprises, Inc. *                         16,062          319
     Intertan, Inc. *                                    11,100          102
     J. Jill Group, Inc. *                                4,300           85
     Jack in the Box, Inc. *                             15,100          391
     Kenneth Cole Productions, Inc., Class A *            2,900           39
     Landry's Restaurants, Inc.                           6,300          124
     Lands' End, Inc.                                     4,600          211
     Linens `N Things, Inc. *                            14,700          353
     Lithia Motors, Inc., Class A *                       2,500           49
     Lone Star Steakhouse & Saloon, Inc.                  7,200          100
     Longs Drug Stores Corp.                             12,400          284
     Luby's, Inc. *                                       9,000           64
     Men's Wearhouse, Inc. *                             12,928          248
     Michaels Stores, Inc. *                             26,500          796
     Movado Group, Inc.                                   3,900           72
     Movie Gallery, Inc. *                                2,950           74
     MSC Industrial Direct Co.                           16,100          295
     NU Skin Enterprises, Inc., Class A                  17,700          141
     O'Charleys, Inc. *                                   6,800          131


See Notes to the Financial Statements.


EQUITY PORTFOLIOS  78  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001



                                                           NUMBER       VALUE
                                                          OF SHARES     (000S)

COMMON STOCKS - 97.5% - (CONTINUED)

Retail - 6.4% - (continued)
     O'Reilly Automotive, Inc. *                            15,100     $   505
     OfficeMax, Inc. *                                      43,700         134
     P.F. Chang's China Bistro, Inc. *                       3,700         163
     Pacific Sunwear of California, Inc. *                  11,862         214
     Panera Bread Co., Class A *                             4,000         207
     Papa John's International, Inc. *                       5,950         154
     PC Connection, Inc. *                                   2,600          41
     Pep Boys (The) - Manny, Moe & Jack                     18,600         309
     Petsmart, Inc. *                                       40,400         354
     Pier 1 Imports, Inc.                                   38,100         551
     Pricesmart, Inc. *                                      1,500          44
     Rare Hospitality International, Inc. *                  8,800         173
     Regis Corp.                                            15,000         354
     Ruby Tuesday, Inc.                                     26,000         507
     Ryan's Family Steak Houses, Inc. *                     12,500         249
     School Specialty, Inc. *                                6,400         161
     ShopKo Stores, Inc.                                    10,800         101
     Smart & Final, Inc.                                     4,600          47
     Sonic Automotive, Inc. *                                9,500         189
     Sonic Corp. *                                           8,575         281
     Spiegel, Inc., Class A                                  5,900          27
     Stein Mart, Inc. *                                      9,900          80
     TBC Corp. *                                             6,900          83
     Too, Inc. *                                            12,700         373
     Trans World Entertainment Corp. *                      10,850          88
     Tuesday Morning Corp. *                                 3,500          68
     Tweeter Home Entertainment Group, Inc. *                7,900         195
     Ultimate Electronics, Inc. *                            3,500          90
     United Auto Group, Inc. *                               2,100          37
     Urban Outfitters, Inc. *                                2,700          50
     Value City Department Stores, Inc. *                    6,500          39
     Wet Seal, Inc., Class A *                               5,650         119
     Wilsons Leather Experts (The), Inc. *                   4,400          52
     Zale Corp. *                                           13,600         483
-------------------------------------------------------------------------------
                                                                        20,261
-------------------------------------------------------------------------------
Savings & Loans - 2.1%
     American Financial Holdings, Inc.                      11,200         290
     Anchor BanCorp Wisconsin, Inc.                          7,900         142
     Bank Mutual Corp.                                       4,600          75
     BankAtlantic Bancorp, Inc., Class A                     9,500          76
     BankUnited Financial Corp., Class A                     7,600         106
     Brookline Bancorp, Inc.                                 4,800          73
     Capitol Federal Financial                              11,600         233
     CFS Bancorp, Inc.                                       6,600          91
     Coastal Bancorp, Inc.                                   1,700          49
     Commercial Federal Corp.                               20,500         521
     Commonwealth Bancorp, Inc.                              3,400          75
     Dime Community Bancshares                               5,650         142
     Downey Financial Corp.                                  8,106         290
     Fidelity Bankshares, Inc.                               6,400          96
     First Essex Bancorp, Inc.                               2,600          74
     First Federal Capital Corp.                             6,100          91
     First Financial Holdings, Inc.                          5,400         128
     First Indiana Corp.                                     3,857          95
     First Niagara Financial Group, Inc.                     3,900          64
     First Place Financial Corp.                             6,200         101
     First Sentinel Bancorp, Inc.                           10,695         131
     Firstfed Financial Corp.                                7,100         170
     Flagstar Bancorp, Inc.                                  2,700          59
     Flushing Financial Corp.                                4,300          67
     Harbor Florida Bancshares, Inc.                         9,006         147
     Hudson River Bancorp, Inc.                              6,200         137
     Independence Community Bank Corp.                      24,200         574
     MAF Bancorp, Inc.                                       7,488         217
     Medford Bancorp, Inc.                                   2,500          50
     New York Community Bancorp, Inc.                       33,588         769
     Northwest Bancorp, Inc.                                 4,900          53
     OceanFirst Financial Corp.                              3,100          76
     Ocwen Financial Corp. *                                15,000         111
     Pennfed-Financial Services, Inc.                        2,300          48
     PFF Bancorp, Inc.                                       4,700         126
     Port Financial Corp.                                    2,700          71
     Provident Bancorp, Inc.                                 1,300          32
     Quaker City Bancorp, Inc. *                             1,500          44
     Seacoast Financial Services Corp.                      10,100         163
     St. Francis Capital Corp.                               3,000          68
     Staten Island Bancorp, Inc.                            22,200         328
     Troy Financial Corp.                                    1,600          39
     United Community Financial Corp.                       12,700          90
     Waypoint Financial Corp.                               14,300         209
     WSFS Financial Corp.                                    3,200          56
-------------------------------------------------------------------------------
                                                                         6,647
-------------------------------------------------------------------------------
Semiconductors - 3.9%
   Actel Corp. *                                             9,200         175


See Notes to the Financial Statements.



               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  79  EQUITY PORTFOLIOS

------------------------------------
    EQUITY PORTFOLIOS
----
   SCHEDULE OF INVESTMENTS

   SMALL COMPANY INDEX PORTFOLIO (continued)

                                                        NUMBER          VALUE
                                                       OF SHARES        (000S)

   COMMON STOCKS - 97.5% - (CONTINUED)

   Semiconductors - 3.9% - (continued)
     ADE Corp. *                                          3,600          $ 36
     Alliance Semiconductor Corp. *                      10,700           114
     Alpha Industries, Inc.                              18,000           432
     Anadigics, Inc. *                                   12,450           209
     Artisan Components, Inc. *                           5,200            68
     AstroPower, Inc. *                                   5,000           183
     Asyst Technologies, Inc. *                          14,400           161
     ATMI, Inc. *                                        11,200           253
     August Technology Corp. *                            2,100            17
     AXT, Inc. *                                          7,800           104
     Caliper Technologies Corp. *                         8,700           106
     ChipPAC, Inc., Class A *                            12,500            87
     Cohu, Inc.                                           8,400           160
     Credence Systems Corp. *                            23,600           392
     Dupont Photomasks, Inc. *                            2,000            75
     Elantec Semiconductor, Inc. *                        9,300           316
     EMCORE Corp. *                                       9,200           124
     Entegris, Inc. *                                    16,000           159
     ESS Technology, Inc. *                              12,200           229
     Exar Corp. *                                        15,500           307
     FSI International, Inc. *                           10,400            81
     Globespan, Inc. *                                   22,300           290
     Helix Technology Corp.                               9,200           189
     HI/FN, Inc. *                                        3,200            51
     Integrated Circuit Systems, Inc. *                  11,500           215
     Integrated Silicon Solution, Inc. *                 10,800           126
     IXYS Corp. *                                         4,000            24
     Kopin Corp. *                                       26,600           429
     Kulicke & Soffa Industries, Inc.                    20,100           316
     LTX Corp. *                                         19,800           422
     Mattson Technology, Inc. *                          12,800            92
     MEMC Electronic Materials, Inc. *                   16,400            62
     Microsemi Corp. *                                   11,500           358
     Microtune, Inc. *                                    9,400           199
     MIPS Technologies, Inc., Class A *                  15,900           147
     MKS Instruments, Inc. *                              8,384           188
     Oak Technology, Inc. *                              19,400           226
     ON Semiconductor Corp. *                            12,700            21
     Pericom Semiconductor Corp. *                        8,700           132
     Photronics, Inc. *                                  10,700           284
     Pioneer Standard Electronics, Inc.                  11,337           128
     Pixelworks, Inc. *                                   8,900           152
     PLX Technology, Inc. *                               6,800            93
     Power Integrations, Inc. *                          10,700           243
     PRI Automation, Inc. *                               9,500           178
     Rambus, Inc. *                                      33,700           288
     Richardson Electronics Ltd.                          2,000            24
     Rudolph Technologies, Inc. *                         3,900           145
     Sage, Inc. *                                         4,700           150
     Semitool, Inc. *                                     6,300            73
     Silicon Image, Inc. *                               22,600            95
     Silicon Laboratories, Inc. *                         3,500            90
     Siliconix, Inc. *                                    2,400            62
     Simplex Solutions, Inc. *                            1,600            29
     Sipex Corp. *                                       10,100           103
     Standard Microsystems Corp. *                        6,000            83
     Supertex, Inc. *                                     3,100            53
     Therma-Wave, Inc. *                                  6,400            71
     Three-Five Systems, Inc. *                           8,700           136
     Transwitch Corp. *                                  34,900           140
     Trikon Technologies, Inc. *                          4,300            43
     Triquint Semiconductor, Inc. *                      53,083           844
     Ultratech Stepper, Inc. *                            8,300           120
     Varian Semiconductor Equipment
       Associates, Inc. *                                13,300           418
     Veeco Instruments, Inc. *                           10,100           332
     Virata Corp. *                                      20,500           271
     Xicor, Inc. *                                        8,900            99
     Zoran Corp. *                                        7,200           250
-----------------------------------------------------------------------------
                                                                       12,272
-----------------------------------------------------------------------------
Software - 4.0%
   3DO (The) Co. *                                       14,900            34
   Acclaim Entertainment, Inc. *                         18,600           102
   Activision, Inc. *                                    13,650           339
   Actuate Corp. *                                       17,000            81
   American Management Systems, Inc. *                   17,000           260
   Ansoft Corp. *                                         2,500            40
   Ansys, Inc. *                                          6,000           150
   AremisSoft Corp.                                       6,700             5
   Ascential Software Corp. *                           115,700           477
   Aspen Technology, Inc. *                              12,900           170
   Avid Technology, Inc. *                                9,200            97
   Barra, Inc. *                                          4,800           224
   Blue Martini Software, Inc. *                         11,100            17


See Notes to the Financial Statements.

EQUITY PORTFOLIOS  8O  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                            NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.5% - (CONTINUED)

Software - 4.0% - (continued)
     Borland Software Corp. *                               20,400       $   295
     Braun Consulting, Inc. *                                3,600            15
     Brio Technology, Inc. *                                 7,500            16
     Bsquare Corp. *                                         5,900            22
     Caminus Corp. *                                         3,700            68
     CareCentric, Inc. *                                       136             -
     CCC Information Services Group, Inc. *                  3,900            21
     Datastream Systems, Inc. *                              6,300            27
     Dendrite International, Inc. *                         12,050           156
     Documentum, Inc. *                                     15,500           293
     Eclipsys Corp. *                                       18,000           267
     eFunds Corp. *                                         18,900           284
     Embarcadero Technologies, Inc. *                        3,600            64
     EPIQ System, Inc. *                                     2,600            76
     EXE Technologies, Inc. *                               12,300            61
     Fair, Isaac & Co., Inc.                                 7,250           429
     Filenet Corp. *                                        14,500           243
     HNC Software, Inc. *                                   14,300           307
     Hyperion Solutions Corp. *                             13,285           254
     IDX Systems Corp. *                                     6,800            87
     Industries International, Inc. *                       12,600            89
     Infogrames, Inc. *                                      5,820            44
     Information Resources, Inc. *                          11,200            91
     infoUSA, Inc. *                                        10,800            60
     Intelidata Technologies Corp. *                        18,400            55
     Inter-Tel, Inc.                                         7,300           133
     Interactive Intelligence, Inc. *                        2,100            10
     Intercept Group, Inc. *                                 5,500           178
     Intertrust Technologies Corp. *                        30,400            34
     J.D. Edwards & Co. *                                   41,000           541
     JDA Software Group, Inc. *                              8,200           139
     Keane, Inc.                                            21,900           367
     Legato Systems, Inc. *                                 36,600           359
     MapInfo Corp. *                                         5,300            73
     MetaSolv, Inc. *                                       10,700            85
     MicroStrategy, Inc. *                                  13,000            45
     Midway Games, Inc. *                                   11,173           167
     Moldflow Corp. *                                        1,700            22
     MRO Software, Inc. *                                    6,400           109
     MSC.Software Corp.                                      7,700           108
     NDCHealth Corp.                                        13,200           435
     NetIQ Corp. *                                          16,516           558
     Novadigm, Inc. *                                        5,400            52
     Novell, Inc. *                                        145,326           619
     NUI Corp.                                               5,600           127
     Numerical Technologies, Inc. *                          7,600           202
     Onyx Software Corp. *                                  13,000            51
     OPNET Technologies, Inc. *                              3,400            44
     OTG Software, Inc. *                                    6,300            48
     Packeteer, Inc. *                                       8,800            55
     Per-Se Technologies, Inc. *                            12,266           107
     Phoenix Technologies Ltd. *                             9,300           100
     Pinnacle Systems, Inc. *                               22,900           126
     PLATO Learning, Inc. *                                  5,766            81
     Probusiness Services, Inc. *                            7,100           144
     Progress Software Corp. *                              11,900           204
     Puma Technology, Inc. *                                14,300            48
     Red Hat, Inc. *                                        10,800            86
     Renaissance Learning, Inc. *                            3,100            77
     Roxio, Inc. *                                           6,900           100
     Sanchez Computer Associates, Inc. *                     5,300            44
     Schawk, Inc., Class A                                   3,500            36
     Seachange International, Inc. *                         7,000           208
     Serena Software, Inc. *                                 6,450           151
     SignalSoft Corp. *                                      7,400            22
     SpeechWorks International, Inc. *                       9,700            80
     SPSS, Inc., *                                           4,000            70
     Starbase Corp. *                                       26,600            13
     Take-Two Interactive Software, Inc. *                  15,000           209
     THQ, Inc. *                                             8,950           513
     TradeStation Group, Inc. *                              7,800            14
     Transaction Systems Architects, Inc., Class A *        15,000           186
     Ulticom, Inc. *                                         3,700            37
     Va Linux, Inc. *                                       12,000            32
     Vastera, Inc. *                                         7,300            85
     Witness Systems, Inc. *                                 4,800            53
--------------------------------------------------------------------------------
                                                                          12,707
--------------------------------------------------------------------------------
Storage/Warehousing - 0.1%
   Mobile Mini, Inc. *                                       5,300           170
--------------------------------------------------------------------------------
Telecommunications - 3.9%
   Adaptec, Inc. *                                          40,500           556
   Adelphia Business Solutions, Inc. *                      10,700             7
   Adtran, Inc. *                                            8,700           227
   Advanced Radio Telecom Corp.                             10,900             -

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  81  EQUITY PORTFOLIOS

--------------------------------------
    EQUITY PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS

       SMALL COMPANY INDEX PORTFOLIO (continued)

                                                      NUMBER         VALUE
                                                    OF SHARES        (000S)

COMMON STOCKS - 97.5% - (CONTINUED)

Telecommunications - 3.9% - (continued)
   Aeroflex, Inc. *                                   24,400         $ 396
   Aether Systems, Inc. *                              9,000            67
   AirGate PCS, Inc. *                                 4,800           252
   Alamosa Holdings, Inc. *                           28,300           395
   Alaska Communications Systems Group, Inc. *         3,700            30
   Allen Telecom, Inc. *                              10,200            90
   Alliance Fiber Optic Products, Inc. *               5,400            10
   Anaren Microwave, Inc. *                            8,700           142
   Andrew Corp. *                                     33,300           700
   Anixter International, Inc. *                      10,800           311
   Applied Innovation, Inc. *                          3,400            26
   Aspect Communications Corp. *                      20,500            65
   AT&T Latin America Corp., Class A *                17,200            22
   Audiovox Corp., Class A *                           6,900            50
   Auspex Systems, Inc. *                             18,000            26
   Avanex Corp. *                                     12,200            89
   Avici Systems, Inc. *                              20,200            58
   Aware, Inc. *                                       9,000            46
   Black Box Corp. *                                   8,000           421
   Boston Communications Group *                       6,000            61
   C-COR.net Corp. *                                  13,300           128
   Cable Design Technologies Corp. *                  18,012           223
   Carrier Access Corp. *                              4,100            13
   Celeritek, Inc. *                                   4,800            62
   Centennial Communications Corp. *                   3,100            30
   Choice One Communications, Inc. *                   3,700            11
   Commonwealth Telephone Enterprises, Inc.            4,466           205
   Commscope, Inc. *                                  21,000           414
   Computer Network Technology Corp. *                12,200           229
   Conestoga Enterprises, Inc.                         3,200            96
   Copper Mountain Networks, Inc. *                   21,000            35
   Crossroads Systems, Inc. *                          7,500            31
   CT Communications, Inc.                             6,400           105
   Digital Lightwave, Inc. *                           5,200            47
   Ditech Communications Corp. *                       9,500            49
   DMC Stratex Networks, Inc. *                       33,500           233
   Dobson Communications Corp. *                       9,400            89
   Fibercore, Inc. *                                  12,500            36
   Focal Communications Corp. *                        5,600             3
   General Communications, Inc., Class A *            15,600           155
   Golden Telecom, Inc. *                              3,400            42
   Harmonic, Inc. *                                   22,500           274
   Hickory Tech Corp.                                  5,200            85
   IDT Corp. *                                        17,300           234
   Illuminet Holdings, Inc. *                         11,200           389
   Impsat Fiber Networks, Inc. *                       5,600             1
   Inet Technologies, Inc. *                           3,800            31
   Interdigital Communications Corp. *                22,700           211
   Intrado, Inc. *                                     4,800           131
   ITC Deltacom, Inc. *                               13,700            12
   JNI Corp. *                                         9,300            86
   Lantronix, Inc. *                                   7,700            44
   Lexent, Inc. *                                      7,900            47
   Lightbridge, Inc. *                                10,227           131
   LightPath Technologies, Inc., Class A *             7,400            27
   Luminent, Inc. *                                    4,900            10
   Mastec, Inc. *                                      9,400            51
   Metawave Communications Corp. *                    16,400            36
   Metro One Telecommunications, Inc. *                7,350           253
   Micro General Corp. *                               4,200            49
   MRV Communications, Inc. *                         31,600           150
   NEON Communications, Inc. *                         2,900            12
   Netro Corp. *                                      15,000            56
   Network Plus Corp. *                                6,900            11
   New Focus, Inc. *                                  21,300            86
   Newport Corp.                                      14,000           249
   Next Level Communications, Inc. *                   8,200            35
   North Pittsburgh Systems, Inc.                      6,100           103
   Novatel Wireless, Inc. *                            9,500             7
   OmniSky Corp. *                                     6,600             1
   Oplink Communications, Inc.                        47,500            81
   Optical Cable Corp. *                                 850             1
   Peco II, Inc. *                                     5,500            30
   Performance Technologies, Inc. *                    3,900            46
   Plantronics, Inc. *                                14,000           342
   Powerwave Technologies, Inc. *                     24,500           413
   Price Communications Corp. *                       19,725           362
   Proxim, Inc. *                                     11,100           122
   RCN Corp. *                                        13,000            44
   Rural Cellular Corp., Class A *                     2,800            68
   SBA Communications Corp. *                         15,800           187
   Sirenza Microdevices, Inc. *                        3,900            21
   Somera Communications, Inc. *                      12,100            78
   Spectralink Corp. *                                 6,000           100

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  82  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                          NOVEMBER 30, 2001

                                                           NUMBER     VALUE
                                                          OF SHARES   (000S)

   COMMON STOCKS - 97.5% - (CONTINUED)

   Telecommunications - 3.9% - (continued)
     Spectrasite Holdings, Inc. *                           27,000     $ 82
     Spectrian Corp. *                                       4,600       42
     Stratos Lightwave, Inc. *                              26,253      150
     Sunrise Telecom, Inc. *                                 7,200       31
     SymmetriCom, Inc. *                                     9,250       66
     Terayon Communication Systems, Inc. *                  25,000      301
     Tollgrade Communications, Inc. *                        5,200      155
     Turnstone Systems, Inc. *                              11,500       39
     U.S. Wireless Corp. *                                   4,200        -
     Ubiquitel, Inc. *                                      22,600      224
     US Unwired, Inc., Class A *                            12,400      125
     Uuniversal Access Global Holdings, Inc.                17,200       67
     Viasat, Inc. *                                          5,700       81
     Visual Networks, Inc. *                                11,800       37
     Western Multiplex Corp., Class A *                     20,500       88
     WJ Communications, Inc. *                               5,700       23
     XO Communications, Inc. *                             120,900        1
   ------------------------------------------------------------------------
                                                                     12,502
   ------------------------------------------------------------------------
   Telecommunications Equipment - 0.1%
     Arris Group, Inc. *                                    20,700      168
     CoSine Communications, Inc. *                          35,100       42
     NMS Communciations Corp. *                             14,600       65
     Optical Communication Products, Inc. *                  1,700        6
     Sorrento Networks Corp. *                               4,900       21
   ------------------------------------------------------------------------
                                                                        302
   ------------------------------------------------------------------------
   Telecommunications Services - 0.1%
     Leap Wireless International, Inc. *                    12,700      228
     NTELOS, Inc. *                                          6,800       84
   ------------------------------------------------------------------------
                                                                        312
   ------------------------------------------------------------------------
   Textiles - 0.1%
     G & K Services, Inc., Class A                           8,450      263
     Quaker Fabric Corp. *                                   4,500       32
     Unifirst Corp.                                          3,200       64
     WestPoint Stevens, Inc. *                               8,900       20
   ------------------------------------------------------------------------
                                                                        379
   ------------------------------------------------------------------------
   Tobacco - 0.1%
     Vector Group Ltd.                                       7,021      309
   ------------------------------------------------------------------------
   Toys, Games & Hobbies - 0.2%
     Action Performance Cos., Inc. *                         5,900      195
     Boyd's Collection Ltd. *                               21,500      156
     Jakks Pacific, Inc. *                                   7,450      186
     Score Board, Inc.                                          24        -
     (Topps (The) Co.                                       14,900      175
   ------------------------------------------------------------------------
                                                                        712
   ------------------------------------------------------------------------
   Transportation - 1.6%
     Airborne, Inc.                                         19,700      265
     Alexander & Baldwin, Inc.                              16,600      399
     Arkansas Best Corp. *                                   7,100      173
     Arnold Industries, Inc.                                 8,000      174
     Atlas Air, Inc. *                                       6,750      105
     Consolidated Freightways Corp. *                        6,600       26
     Covenant Transport, Inc., Class A *                     2,800       37
     EGL, Inc. *                                            14,350      216
     Florida East Coast Industries, Inc.                     9,300      205
     Forward Air Corp. *                                     6,250      189
     Gulfmark Offshore, Inc. *                               1,800       49
     Heartland Express, Inc. *                               6,048      169
     Hunt (J.B.) Transport Services, Inc. *                  6,200      111
     Kansas City Southern Industries, Inc.                  24,000      333
     Kirby Corp.                                             7,600      200
     Knight Transportation, Inc. *                           4,350      121
     Landstar System, Inc. *                                 3,500      243
     Offshore Logistics, Inc.                                7,200      134
     Overseas Shipholding Group                             11,200      243
     Railamerica, Inc.                                       8,700      113
     Roadway Express, Inc.                                   4,800      143
     Swift Transportation Co., Inc. *                       23,675      479
     U.S. Freightways Corp.                                 10,750      366
     Werner Enterprises, Inc.                               11,512      276
     Yellow Corp.                                           10,000      244
   ------------------------------------------------------------------------
                                                                      5,013
   ------------------------------------------------------------------------
   Trucking & Leasing - 0.2%
      Amerco, Inc. *                                         5,200       94
      Interpool, Inc.                                        5,200       83
      Ryder System, Inc.                                    21,600      443
   ------------------------------------------------------------------------
                                                                        620
   ------------------------------------------------------------------------
   Water - 0.3%
      American States Water Co.                              4,100      145
      California Water Service Group                         5,726      152
      Connecticut Water Service, Inc.                        3,100       87
      Middlesex Water Co.                                    2,100       71
      Philadelphia Suburban Corp.                           18,441      553
      SJW Corp.                                                800       70
   ------------------------------------------------------------------------
                                                                      1,078
   ------------------------------------------------------------------------

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  83  EQUITY PORTFOLIOS

-----------------------------
    EQUITY PORTFOLIOS
----
     SCHEDULE OF INVESTMENTS                                   NOVEMBER 30, 2001

     SMALL COMPANY INDEX PORTFOLIO (continued)


                                                      NUMBER          VALUE
                                                    OF SHARES         (000S)
COMMON STOCKS - 97.5%  - (CONTINUED)

Total Common Stocks
------------------------------------------------------------------------------
(Cost $341,338)                                                     $ 309,289


CONVERTIBLE PREFERRED STOCKS - 0.0%
Miscellaneous Manufacturing - 0.0%
   MEDIQ, Inc.                                           135                -
------------------------------------------------------------------------------
REITS - 0.0%
   US Restaurant Properties                            7,200              104
------------------------------------------------------------------------------
Total Convertible Preferred Stocks
------------------------------------------------------------------------------
(Cost $106)                                                               104


OTHER - 0.0%
   Escrow MascoTech, Inc.                             10,600                -
   Escrow Saga Systems, Inc.                           8,900                -
------------------------------------------------------------------------------
Total Other
------------------------------------------------------------------------------
(Cost $-)                                                                   -


RIGHTS - 0.0%
   CSF Holdings, Inc.                                  2,000                -
------------------------------------------------------------------------------
Total Rights
------------------------------------------------------------------------------
(Cost $-)                                                                   -


WARRANTS - 0.0%
   AURA System, Inc., Exp. 5/31/05                       513                -
   Sunbeam Corp., Exp. 8/24/03                           914                -
------------------------------------------------------------------------------
Total Warrants
------------------------------------------------------------------------------
(Cost $-)                                                                   -


                                                     PRINCIPAL
                                                      AMOUNT          VALUE
                                                      (000S)          (000S)
SHORT-TERM INVESTMENTS - 4.4%
   Banque Bruxelles Lambert, Brussels,
     Eurodollar Time Deposit,
     2.09%, 12/3/01                                 $ 12,290           12,290
   U.S. Treasury Bill,/(1)/
     2.32%, 1/17/02                                 $  1,640        $   1,636
------------------------------------------------------------------------------
Total Short-Term Investments
------------------------------------------------------------------------------
(Cost $13,926)                                                         13,926


------------------------------------------------------------------------------
Total Investments - 101.9%
------------------------------------------------------------------------------
(Cost $355,370)                                                       323,319
   Liabilities less Other Assets - (1.9)%                              (5,927)
------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $ 317,392


*  Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

At November 30, 2001, Small Company Index Portfolio had open futures contracts as follows:

                                 NOTIONAL                          UNREALIZED
                    NUMBER OF     AMOUNT    CONTRACT    CONTRACT      GAIN
     TYPE           CONTRACTS     (000S)    POSITION      EXP.       (000S)

 Russell 2000           34        $7,837     Long        12/01        $963
==============================================================================


See Notes to the Financial Statements.


EQUITY PORTFOLIOS  84  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                 -------------------------------
c                                                          EQUITY PORTFOLIOS
                                                                            ----
SCHEDULE OF INVESTMENTS                                    NOVEMBER 30, 2001

MID CAP GROWTH PORTFOLIO

                                                         NUMBER           VALUE
                                                        OF SHARES         (000S)
COMMON STOCKS - 97.1%

Advertising - 2.6%
   Interpublic Group of Cos. (The), Inc.                  12,000           $ 349
   Lamar Advertising Co. *                                15,000             556
--------------------------------------------------------------------------------
                                                                             905
--------------------------------------------------------------------------------
Aerospace/Defense - 1.2%
   Lockheed Martin Corp.                                   9,150             425
--------------------------------------------------------------------------------
Banks - 1.2%
   M&T Bank Corp.                                          6,000             423
--------------------------------------------------------------------------------
Biotechnology - 2.0%
   Biogen, Inc. *                                          3,500             206
   IDEC Pharmaceuticals Corp. *                            7,300             513
--------------------------------------------------------------------------------
                                                                             719
--------------------------------------------------------------------------------
Chemicals - 1.5%
   Cabot Corp.                                            14,500             527
--------------------------------------------------------------------------------
Commercial Services - 8.1%
   Affiliated Computer Services, Inc., Class A *           5,570             520
   Career Education Corp. *                               17,500             547
   Caremark Rx, Inc. *                                    43,000             645
   Concord EFS, Inc. *                                    11,500             345
   Education Management Corp. *                            4,120             152
   First Health Group Corp. *                             27,000             649
--------------------------------------------------------------------------------
                                                                           2,858
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 0.8%
   Avon Products, Inc.                                     6,000             286
--------------------------------------------------------------------------------
Diversified Financial Services - 3.8%
   Capital One Financial Corp.                             7,000             350
   Countrywide Credit Industries, Inc.                    12,000             510
   Lehman Brothers Holdings, Inc.                          7,000             463
--------------------------------------------------------------------------------
                                                                           1,323
--------------------------------------------------------------------------------
Electronics - 5.0%
   Mettler-Toledo International, Inc. *                   12,500             616
   Microchip Technology, Inc. *                           17,000             614
   Parker-Hannifin Corp.                                   4,500             184
   Waters Corp. *                                          9,000             329
--------------------------------------------------------------------------------
                                                                           1,743
--------------------------------------------------------------------------------
Entertainment - 1.3%
   International Game Technology                           7,600             471
--------------------------------------------------------------------------------
Environmental Control - 1.1%
   Stericycle, Inc. *                                      7,000             388
--------------------------------------------------------------------------------
Food - 3.5%
   Performance Food Group Co. *                           21,440             729
   Suiza Foods Corp. *                                     8,500             512
--------------------------------------------------------------------------------
                                                                           1,241
--------------------------------------------------------------------------------
Healthcare-Products - 4.8%
   Biomet, Inc.                                           13,725             384
   Cytyc Corp.                                            13,500             330
   Guidant Corp.                                           2,666             130
   Varian Medical Systems, Inc.                            6,500             449
   Zimmer Holdings, Inc. *                                12,000             387
--------------------------------------------------------------------------------
                                                                           1,680
--------------------------------------------------------------------------------
Healthcare-Services - 3.3%
   Quest Diagnostics, Inc. *                               9,240             571
   Tenet Healthcare Corp. *                               10,000             600
--------------------------------------------------------------------------------
                                                                           1,171
--------------------------------------------------------------------------------
Insurance - 7.4%
   AFLAC, Inc.                                            11,000             302
   Everest Re Group Ltd.                                   7,000             500
   Fidelity National Financial, Inc.                      14,000             318
   Gallagher (Arthur J.) & Co.                            15,800             577
   HCC Insurance Holdings, Inc.                           13,730             374
   Radian Group, Inc.                                     14,000             536
--------------------------------------------------------------------------------
                                                                           2,607
--------------------------------------------------------------------------------
Internet - 1.4%
   Schwab (Charles) Corp.                                 15,000             215
   Symantec Corp. *                                        4,000             260
--------------------------------------------------------------------------------
                                                                             475
--------------------------------------------------------------------------------
Investment Companies - 1.3%
   Allied Capital Corp.                                   18,131             459
--------------------------------------------------------------------------------
Media - 4.6%
   COX Radio, Inc. *                                      18,000             419
   Scholastic Corp. *                                     16,000             695
   Westwood One, Inc. *                                   17,000             498
--------------------------------------------------------------------------------
                                                                           1,612
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 2.6%
   Danaher Corp.                                           8,350             490
   SPX Corp.                                               3,500             425
--------------------------------------------------------------------------------
                                                                             915
--------------------------------------------------------------------------------
Oil & Gas Producers - 1.8%
   Noble Affiliates, Inc.                                  9,600             314
   XTO Energy, Inc.                                       19,550             318
--------------------------------------------------------------------------------
                                                                             632
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  85  EQUITY PORTFOLIOS

--------------------------------
    EQUITY PORTFOLIOS
----
     SCHEDULE OF INVESTMENTS                                   NOVEMBER 30, 2001

     MID CAP GROWTH PORTFOLIO (continued)



                                                         NUMBER         VALUE
                                                       OF SHARES       (000S)
    COMMON STOCKS - 97.1% - (CONTINUED)

    Oil & Gas Services - 1.0%
       Smith International, Inc.                         7,500       $   340
    -------------------------------------------------------------------------
    Packaging & Containers - 2.5%
       Packaging Corp. of America *                     28,000           490
       Pactiv Corp. *                                   21,500           376
    -------------------------------------------------------------------------
                                                                         866
    -------------------------------------------------------------------------
    Pharmaceuticals - 7.0%
       Allergan, Inc.                                    5,440           411
       AmerisourceBergen Corp. *                         5,960           355
       Andrx Group *                                     6,000           443
       Biovail Corp. *                                   8,500           465
       King Pharmaceuticals, Inc. *                     11,133           443
       Medicis Pharmaceutical Corp., Class A             5,500           325
    -------------------------------------------------------------------------
                                                                       2,442
    -------------------------------------------------------------------------
    Retail - 7.7%
       Applebee's International, Inc.                    8,500           283
       Autozone, Inc. *                                  6,000           404
       Bed Bath & Beyond, Inc. *                        16,000           520
       Blockbuster, Inc., Class A                       20,000           526
       Duane Reade, Inc. *                              10,500           346
       Ross Stores, Inc.                                11,000           310
       Toys "R" Us, Inc. *                              15,500           333
    -------------------------------------------------------------------------
                                                                       2,722
    -------------------------------------------------------------------------
    Savings & Loans - 1.1%
       Sovereign Bancorp, Inc.                          35,500           392
    -------------------------------------------------------------------------
    Semiconductors - 5.7%
       Analog Devices, Inc. *                           11,000           467
       Broadcom Corp., Class A *                         6,000           264
       Linear Technology Corp.                           9,500           390
       Novellus Systems, Inc. *                          9,000           343
       NVIDIA Corp. *                                   10,000           546
    -------------------------------------------------------------------------
                                                                       2,010
    -------------------------------------------------------------------------
    Software - 4.6%
       BEA Systems, Inc.                                20,000           336
       Electronic Arts, Inc. *                           6,500           393
       Mercury Interactive Corp. *                      14,500           447
       NetIQ Corp. *                                    13,500           456
    -------------------------------------------------------------------------
                                                                       1,632
    -------------------------------------------------------------------------
    Telecommunications - 3.8%
       Extreme Networks                                 15,000           237
       RF Micro Devices, Inc. *                         19,000           461
       Scientific-Atlanta, Inc.                          6,500           175
       UTStarcom, Inc. *                                19,000           455
    -------------------------------------------------------------------------
                                                                       1,328
    -------------------------------------------------------------------------
    Telecommunications Equipment - 0.5%
       Enterasys Networks, Inc. *                       17,500           173
    -------------------------------------------------------------------------
    Telecommunications Services - 1.3%
       West Corp. *                                     18,000           451
    -------------------------------------------------------------------------
    Tobacco - 1.6%
       UST, Inc.                                        16,000           574
    -------------------------------------------------------------------------
    Transportation - 1.0%
       Expeditors International Washington, Inc.         7,300           365
    -------------------------------------------------------------------------
    Total Common Stocks
    -------------------------------------------------------------------------
    (Cost $30,296)                                                    34,155


                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                         (000S)         (000S)
    SHORT-TERM INVESTMENTS - 0.1%

       Banque Bruxelles Lambert, Brussels,
         Eurodollar Time Deposit,
         2.09%, 12/3/01                                  $ 37             37
    -------------------------------------------------------------------------
    Total Short-Term Investments
    -------------------------------------------------------------------------
    (Cost $37)                                                            37


    -------------------------------------------------------------------------
    Total Investments - 97.2%
    -------------------------------------------------------------------------
    (Cost $30,333)                                                    34,192
       Other Assets less Liabilities - 2.8%                              973
    -------------------------------------------------------------------------
    NET ASSETS - 100.0%                                              $35,165

     *  Non-Income Producing Security

    See Notes to the Financial Statements.

EQUITY PORTFOLIOS  86  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                ------------------------------
                                                         EQUITY PORTFOLIOS
                                                                          ----
SCHEDULE OF INVESTMENTS                                  NOVEMBER 30, 2001

FOCUSED GROWTH PORTFOLIO

                                                     NUMBER          VALUE
                                                    OF SHARES        (000S)
COMMON STOCK - 95.8%

Advertising - 1.0%
    Interpublic Group of Cos. (The), Inc.            85,000        $   2,476
------------------------------------------------------------------------------
Aerospace/Defense - 1.8%
    Lockheed Martin Corp.                            60,000            2,787
    United Technologies Corp.                        30,000            1,806
------------------------------------------------------------------------------
                                                                       4,593
------------------------------------------------------------------------------
Banks - 0.7%
    Wells Fargo & Co.                                45,000            1,926
------------------------------------------------------------------------------
Beverages - 1.7%
    PepsiCo, Inc.                                    89,000            4,328
------------------------------------------------------------------------------
Biotechnology - 0.8%
    Biogen, Inc. *                                   35,000            2,062
-----------------------------------------------------------------------------
Commercial Services - 4.6%
    Affiliated Computer Services, Inc., Class A *    26,160            2,443
    Automatic Data Processing, Inc.                  40,000            2,218
    Concord EFS, Inc. *                              45,000            1,348
    Electronic Data Systems Corp.                    45,000            3,115
    First Health Group Corp. *                      115,000            2,766
-----------------------------------------------------------------------------
                                                                      11,890
-----------------------------------------------------------------------------
Computers - 2.4%
    International Business Machines Corp.            32,000            3,699
    Sun Microsystems, Inc. *                        168,613            2,401
-----------------------------------------------------------------------------
                                                                       6,100
-----------------------------------------------------------------------------
Cosmetics/Personal Care - 0.7%
    Avon Products, Inc.                              40,000            1,910
-----------------------------------------------------------------------------
Diversified Financial Services - 7.7%
    Capital One Financial Corp.                      48,000            2,401
    Citigroup, Inc.                                  92,190            4,416
    Freddie Mac                                      72,500            4,797
    Goldman Sachs Group, Inc.                        49,670            4,416
    MBNA Corp.                                      118,540            3,822
-----------------------------------------------------------------------------
                                                                      19,852
-----------------------------------------------------------------------------
Electric - 0.9%
    Duke Energy Corp.                                65,000            2,350
-----------------------------------------------------------------------------
Electronics - 1.3%
    Parker-Hannifin Corp.                            25,000            1,026
    Waters Corp. *                                   61,920            2,263
-----------------------------------------------------------------------------
                                                                       3,289
-----------------------------------------------------------------------------
Entertainment - 1.1%
    International Game Technology                    45,000            2,790
-----------------------------------------------------------------------------
Food - 1.9%
    Kraft, Inc., Class A                             90,000            2,981
    Sysco Corp.                                      75,000            1,844
-----------------------------------------------------------------------------
                                                                       4,825
-----------------------------------------------------------------------------
Healthcare-Products - 5.0%
    Baxter International, Inc.                      100,000            5,200
    Guidant Corp.                                    17,770              867
    Johnson & Johnson                                70,000            4,078
    Zimmer Holdings, Inc. *                          80,000            2,581
-----------------------------------------------------------------------------
                                                                      12,726
-----------------------------------------------------------------------------
Healthcare-Services - 2.6%
    Quest Diagnostics, Inc. *                        40,000            2,470
    Tenet Healthcare Corp. *                         70,000            4,200
-----------------------------------------------------------------------------
                                                                       6,670
-----------------------------------------------------------------------------
Insurance - 8.8%
    AFLAC, Inc.                                     120,000            3,288
    American International Group, Inc. *             80,000            6,592
    Everest Re Group Ltd.                            55,000            3,930
    Gallagher (Arthur J.) & Co.                      65,000            2,372
    HCC Insurance Holdings, Inc.                     56,000            1,526
    Marsh & McLennan Cos., Inc.                      24,520            2,623
    MGIC Investment Corp.                            40,000            2,342
-----------------------------------------------------------------------------
                                                                      22,673
-----------------------------------------------------------------------------
Internet - 2.3%
    eBay, Inc. *                                     40,000            2,723
    Schwab (Charles) Corp.                          100,000            1,436
    Symantec Corp. *                                 25,000            1,624
-----------------------------------------------------------------------------
                                                                       5,783
-----------------------------------------------------------------------------
Investment Companies - 0.8%
    Allied Capital Corp.                             77,500            1,960
-----------------------------------------------------------------------------
Media - 4.6%
    AOL Time Warner, Inc. *                          70,000            2,443
    Clear Channel Communications, Inc. *             59,000            2,757
    Comcast Corp., Class A *                         91,550            3,479
    Viacom, Inc., Class B *                          71,800            3,134
-----------------------------------------------------------------------------
                                                                      11,813
-----------------------------------------------------------------------------
Miscellaneous Manufacturing - 6.7%
    Danaher Corp.                                    45,000            2,639
    General Electric Co.                            152,530            5,872
    Minnesota Mining & Manufacturing Co.             24,200            2,773
    Tyco International Ltd.                         100,000            5,880
-----------------------------------------------------------------------------
                                                                      17,164
-----------------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  87  EQUITY PORTFOLIOS

--------------------------------
    EQUITY PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS                                   NOVEMBER 30, 2001

    FOCUSED GROWTH PORTFOLIO (continued)

                                                NUMBER           VALUE
                                               OF SHARES         (000S)
COMMON STOCK - 95.8% - (CONTINUED)

Oil & Gas Producers - 2.5%
   EOG Resources, Inc.                          52,350         $   1,831
   Exxon Mobil Corp.                            60,000             2,244
   Phillips Petroleum Co.                       40,000             2,225
-----------------------------------------------------------------------------
                                                                   6,300
-----------------------------------------------------------------------------
Oil & Gas Services - 0.8%
   Smith International, Inc.                    45,000             2,037
-----------------------------------------------------------------------------
Packaging & Containers - 1.2%
   Packaging Corp. of America *                175,000             3,062
-----------------------------------------------------------------------------
Pharmaceuticals - 7.9%
   Allergan, Inc.                               39,240             2,962
   Bristol-Myers Squibb Co.                     40,000             2,151
   Cardinal Health, Inc.                        50,500             3,450
   Forest Laboratories, Inc., Class A *         40,000             2,832
   King Pharmaceuticals, Inc. *                 37,500             1,494
   Merck & Co., Inc.                            38,650             2,619
   Pfizer, Inc.                                111,850             4,844
-----------------------------------------------------------------------------
                                                                  20,352
-----------------------------------------------------------------------------
Retail - 11.4%
   Autozone, Inc. *                             40,000             2,692
   Best Buy Co., Inc. *                         25,000             1,785
   Home Depot (The), Inc.                       65,850             3,073
   Kohl's Corp. *                               86,500             5,869
   Lowe's Cos., Inc.                            37,500             1,699
   Target Corp.                                149,500             5,612
   Wal-Mart Stores, Inc.                       102,370             5,646
   Walgreen Co.                                 89,460             2,952
-----------------------------------------------------------------------------
                                                                  29,328
-----------------------------------------------------------------------------
Semiconductors - 3.7%
   Altera Corp. *                               58,000             1,320
   Analog Devices, Inc. *                       74,000             3,145
   Applied Materials, Inc. *                    35,000             1,391
   Broadcom Corp., Class A *                    20,000               880
   Texas Instruments, Inc.                      90,000             2,884
-----------------------------------------------------------------------------
                                                                   9,620
-----------------------------------------------------------------------------
Software - 4.5%
   Electronic Arts, Inc. *                      50,000             3,023
   Microsoft Corp. *                           134,500             8,636
-----------------------------------------------------------------------------
                                                                  11,659
-----------------------------------------------------------------------------
Telecommunications - 3.7%
   Cisco Systems, Inc. *                       250,000             5,110
   Motorola, Inc.                              125,000             2,080
   Sprint Corp. (PCS Group) *                   95,000             2,370
-----------------------------------------------------------------------------
                                                                   9,560
-----------------------------------------------------------------------------
Telecommunications Equipment - 0.5%
   Scientific-Atlanta, Inc.                     50,000             1,345
-----------------------------------------------------------------------------
Tobacco - 2.2%
   Philip Morris Cos., Inc.                     65,000             3,066
   UST, Inc.                                    70,000             2,513
-----------------------------------------------------------------------------
                                                                   5,579
-----------------------------------------------------------------------------
Total Common Stocks
-----------------------------------------------------------------------------
(Cost $215,246)                                                  246,022
-----------------------------------------------------------------------------

OTHER - 1.6%
   SPDR Trust Series 1                          35,000             3,992
-----------------------------------------------------------------------------
Total Other
-----------------------------------------------------------------------------
(Cost $4,033)                                                      3,992


                                             PRINCIPAL
                                              AMOUNT             VALUE
                                              (000S)             (000S)
SHORT-TERM INVESTMENT -1.4%
   Banque Bruxelles Lambert, Brussels,
      Eurodollar Time Deposit,
      2.09%, 12/3/01                         $   3,725         $   3,725
-----------------------------------------------------------------------------
Total Short-Term Investment
-----------------------------------------------------------------------------
(Cost $ 3,725)                                                     3,725


-----------------------------------------------------------------------------
Total Investments - 98.8%
-----------------------------------------------------------------------------
(Cost $ 223,004)                                                 253,739
   Other Assets less Liabilities - 1.2%                            3,002
-----------------------------------------------------------------------------
NET ASSETS - 100.0%                                            $ 256,741

 *  Non-Income Producing Security

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  88  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                            ---------------------------------
                                                   EQUITY PORTFOLIOS
                                                                         ----
SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 2001

DIVERSIFIED GROWTH PORTFOLIO

                                                     NUMBER          VALUE
                                                    OF SHARES        (000S)
COMMON STOCK - 95.7%

Advertising - 0.9%
   Lamar Advertising Co. *                            23,800        $   882
-----------------------------------------------------------------------------
Aerospace/Defense - 1.0%
   General Dynamics Corp.                             11,800            981
-----------------------------------------------------------------------------
Airlines - 1.0%
   Southwest Airlines Co.                             54,100          1,014
-----------------------------------------------------------------------------
Banks - 0.7%
   Wells Fargo & Co.                                  16,800            719
-----------------------------------------------------------------------------
Biotechnology - 0.7%
   Amgen, Inc. *                                      10,900            724
-----------------------------------------------------------------------------
Building Materials - 1.0%
   Masco Corp.                                        49,000          1,026
-----------------------------------------------------------------------------
Chemicals - 1.0%
   Dow Chemical (The) Co.                             28,000          1,050
-----------------------------------------------------------------------------
Commercial Services - 0.9%
   Affiliated Computer Services, Inc., Class A *      10,100            943
-----------------------------------------------------------------------------
Computers - 2.0%
   Compaq Computer Corp.                              16,600            168
   EMC Corp. *                                        18,400            309
   International Business Machines Corp.               9,000          1,040
   Sun Microsystems, Inc. *                           34,100            486
-----------------------------------------------------------------------------
                                                                      2,003
-----------------------------------------------------------------------------
Cosmetics/Personal Care - 1.0%
   Avon Products, Inc. *                              21,600          1,031
-----------------------------------------------------------------------------
Diversified Financial Services - 9.6%
   American Express Co.                               12,800            421
   Citigroup, Inc.                                    55,500          2,658
   Fannie Mae                                         21,200          1,666
   Freddie Mac                                        25,400          1,681
   Household International, Inc.                      33,000          1,947
   MBNA Corp.                                         19,800            638
   Merrill Lynch & Co., Inc.                           7,900            396
   Morgan Stanley Dean Witter & Co.                    8,700            483
-----------------------------------------------------------------------------
                                                                      9,890
-----------------------------------------------------------------------------
Electric - 0.8%
   Duke Energy Corp.                                  22,800            824
-----------------------------------------------------------------------------
Electronics - 1.5%
   Flextronics International Ltd. *                   17,700            443
   Sanmina Corp. *                                    28,700            614
   Solectron Corp. *                                  31,500            463
-----------------------------------------------------------------------------
                                                                      1,520
-----------------------------------------------------------------------------
Forest Products & Paper - 1.1%
   International Paper Co.                            29,100          1,163
-----------------------------------------------------------------------------
Healthcare-Products - 5.6%
   Baxter International, Inc.                         36,100          1,877
   Henry Schein, Inc. *                               18,300            736
   Johnson & Johnson                                  33,900          1,975
   Patterson Dental Co. *                             29,900          1,146
-----------------------------------------------------------------------------
                                                                      5,734
-----------------------------------------------------------------------------
Healthcare-Services - 2.7%
   HCA, Inc.                                          27,700          1,074
   Tenet Healthcare Corp. *                           27,800          1,668
-----------------------------------------------------------------------------
                                                                      2,742
-----------------------------------------------------------------------------
Insurance - 4.8%
   American International Group, Inc.                 26,175          2,157
   Gallagher (Arthur J.) & Co.                        21,500            785
   Marsh & McLennan Cos., Inc.                         7,200            770
   MBIA, Inc.                                         20,800          1,059
   Principal Financial Group *                         4,900            113
-----------------------------------------------------------------------------
                                                                      4,884
-----------------------------------------------------------------------------
Media - 5.4%
   AOL Time Warner, Inc. *                            45,200          1,578
   Clear Channel Communications, Inc. *               16,700            780
   Comcast Corp., Class A *                           27,700          1,053
   USA Networks, Inc. *                               47,800          1,076
   Viacom, Inc., Class B *                            23,900          1,043
-----------------------------------------------------------------------------
                                                                      5,530
-----------------------------------------------------------------------------
Mining - 1.0%
   Alcoa, Inc.                                        27,500          1,061
-----------------------------------------------------------------------------
Miscellaneous Manufacturing - 8.0%
   Danaher Corp.                                      24,200          1,419
   General Electric Co.                               85,200          3,280
   Minnesota Mining & Manufacturing Co.               10,100          1,157
   Tyco International Ltd.                            40,400          2,376
-----------------------------------------------------------------------------
                                                                      8,232
-----------------------------------------------------------------------------
Oil & Gas - 1.0%
   ChevronTexaco Corp.                                11,900          1,012
-----------------------------------------------------------------------------
Oil & Gas Producers - 3.4%
   Apache Corp.                                        9,800            451
   Ensco International, Inc.                          21,400            431
   Exxon Mobil Corp.                                  33,300          1,245
   Noble Drilling Corp. *                             17,300            510

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  89  EQUITY PORTFOLIOS

-----------------------------------------
    EQUITY PORTFOLIOS
----
     SCHEDULE OF INVESTMENTS

     DIVERSIFIED GROWTH PORTFOLIO (continued)



                                                    NUMBER          VALUE
                                                   OF SHARES        (000S)
     COMMON STOCK - 95.7% - (CONTINUED)

     Oil & Gas - Producers - 3.4% - (continued)
         Royal Dutch Petroleum Co. ADR               17,700        $     856
     -------------------------------------------------------------------------
                                                                       3,493
     -------------------------------------------------------------------------
     Oil & Gas Services - 0.7%
         Schlumberger Ltd.                           15,500              744
     -------------------------------------------------------------------------
     Pharmaceuticals - 7.3%
         American Home Products Corp.                12,700              763
         Forest Laboratories, Inc., Class A *        14,700            1,041
         King Pharmaceuticals, Inc. *                21,933              874
         Merck & Co., Inc.                           20,000            1,355
         Pfizer, Inc.                                68,100            2,949
         Schering-Plough Corp.                       14,000              500
     -------------------------------------------------------------------------
                                                                       7,482
     -------------------------------------------------------------------------
     Pipelines - 0.7%
         El Paso Corp.                               15,800              703
     -------------------------------------------------------------------------
     REITS - 0.9%
         AvalonBay Communities, Inc.                 10,000              484
         Equity Office Properties Trust              15,000              447
     -------------------------------------------------------------------------
                                                                         931
     -------------------------------------------------------------------------
     Retail - 8.7%
         Home Depot (The), Inc.                      46,600            2,174
         Kohl's Corp. *                              10,400              706
         Target Corp.                                25,500              957
         TJX Cos., Inc.                              33,000            1,244
         Wal-Mart Stores, Inc.                       48,600            2,680
         Walgreen Co.                                34,200            1,129
     -------------------------------------------------------------------------
                                                                       8,890
     -------------------------------------------------------------------------
     Semiconductors - 5.3%
         Applied Materials, Inc. *                   10,400              413
         Intel Corp.                                 82,300            2,688
         Linear Technology Corp.                     22,100              907
         Teradyne, Inc. *                            29,200              814
         Texas Instruments, Inc.                     19,100              612
     -------------------------------------------------------------------------
                                                                       5,434
     -------------------------------------------------------------------------
     Software - 5.2%
         Fiserv, Inc. *                              42,700            1,669
         Microsoft Corp. *                           57,300            3,679
     -------------------------------------------------------------------------
                                                                       5,348
     -------------------------------------------------------------------------
     Telecommunications - 7.4%
         BellSouth Corp.                             30,900            1,190
         Cisco Systems, Inc. *                       73,700            1,506
         Motorola, Inc.                              45,200              752
         Nortel Networks Corp. *                     44,400              346
         SBC Communications, Inc.                    37,500            1,402
         Sprint Corp. (PCS Group) *                  25,500              636
         Verizon Communications, Inc.                28,600            1,344
         WorldCom, Inc. *                            29,200              425
     -------------------------------------------------------------------------
                                                                       7,601
     -------------------------------------------------------------------------
     Tobacco - 3.5%
         Philip Morris Cos., Inc. *                  60,600            2,858
         UST, Inc.                                   21,000              754
     -------------------------------------------------------------------------
                                                                       3,612
     -------------------------------------------------------------------------
     Transportation - 0.9%
         Expeditors International Washington, Inc.   18,700              935
     -------------------------------------------------------------------------
     Total Common Stocks
     -------------------------------------------------------------------------
     (Cost $86,628)                                                   98,138


     OTHER - 1.1%
         Midcap SPDR Trust Series 1                  13,200            1,170
     -------------------------------------------------------------------------
     Total Other
     -------------------------------------------------------------------------
     (Cost $1,226)                                                     1,170


                                                  PRINCIPAL
                                                   AMOUNT           VALUE
                                                   (000S)           (000S)
     SHORT - TERM INVESTMENTS - 4.3%
         Banque Bruxelles Lambert, Brussels,
           Eurodollar Time Deposit,
           2.09%, 12/3/01                         $   4,176            4,176
         U.S. Treasury Bill, /(1)/
           3.33%, 12/6/01                               220              220
     -------------------------------------------------------------------------
     Total Short-Term Investments
     -------------------------------------------------------------------------
     (Cost $4,396)                                                     4,396

     -------------------------------------------------------------------------
     Total Investments - 101.1%
     -------------------------------------------------------------------------
     (Cost $92,250)                                                  103,704

         Liabilities less Other Assets - (1.1)%                       (1,129)
     -------------------------------------------------------------------------
     NET ASSETS - 100.0%                                           $ 102,575

     *   Non-Income Producing Security
(1) Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  90  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


At November 30, 2001, Diversified Growth Portfolio had open futures contracts as follows:

                          NOTIONAL                                  UNREALIZED
           NUMBER OF       AMOUNT       CONTRACT       CONTRACT        GAIN
TYPE       CONTRACTS       (000S)       POSITION         EXP.         (000s)

S&P 500       7            $1,995         Long           12/01         $103
==============================================================================

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  91  EQUITY PORTFOLIOS

--------------------------------
  EQUITY PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS

    EQUITY INDEX PORTFOLIO

                                                     NUMBER         VALUE
                                                    OF SHARES       (000S)
COMMON STOCK - 97.2%

Advertising - 0.3%
   Interpublic Group of Cos. (The), Inc.              34,500      $  1,005
   Omnicom Group, Inc.                                17,100         1,468
-----------------------------------------------------------------------------
                                                                     2,473
-----------------------------------------------------------------------------
Aerospace/Defense - 1.2%
   Boeing (The) Co.                                   80,300         2,819
   General Dynamics Corp.                             18,500         1,538
   Goodrich Corp.                                      9,500           231
   Lockheed Martin Corp.                              40,008         1,858
   Northrop Grumman Corp.                             10,100           948
   Raytheon Co.                                       35,400         1,160
   Rockwell Collins, Inc.                             16,800           283
   United Technologies Corp.                          43,400         2,613
-----------------------------------------------------------------------------
                                                                    11,450
-----------------------------------------------------------------------------
Airlines - 0.2%
   AMR Corp. *                                        14,200           303
   Delta Air Lines, Inc.                              11,300           328
   Southwest Airlines Co.                             70,168         1,316
   U.S. Airways Group, Inc.                            6,200            46
-----------------------------------------------------------------------------
                                                                     1,993
-----------------------------------------------------------------------------
Apparel - 0.2%
   Liz Claiborne, Inc.                                 4,800           240
   NIKE, Inc., Class B                                25,000         1,325
   Reebok International Ltd.                           5,400           125
   VF Corp.                                           10,300           391
-----------------------------------------------------------------------------
                                                                     2,081
-----------------------------------------------------------------------------
Auto Manufacturers - 0.6%
   Ford Motor Co.                                    168,467         3,191
   General Motors Corp.                               50,500         2,510
   Navistar International Corp. *                      5,420           198
   PACCAR, Inc.                                        7,020           427
-----------------------------------------------------------------------------
                                                                     6,326
-----------------------------------------------------------------------------
Auto Parts & Equipment - 0.2%
   Cooper Tire & Rubber Co.                            6,700            99
   Dana Corp.                                         13,584           186
   Delphi Automotive Systems Corp.                    51,598           708
   Goodyear Tire & Rubber (The) Co.                   14,600           327
   TRW, Inc.                                          11,500           449
   Visteon Corp.                                      12,048           166
-----------------------------------------------------------------------------
                                                                     1,935
-----------------------------------------------------------------------------
Banks - 4.9%
   AmSouth Bancorp                                    34,100           625
   Bank of America Corp.                             147,586         9,059
   Bank of New York Co.,                              67,700         2,657
   Bank One Corp.                                    107,342         4,019
   BB&T Corp.                                         40,400         1,380
   Comerica, Inc.                                     16,400           842
   Fifth Third Bancorp                                52,967         3,183
   FleetBoston Financial Corp.                        99,710         3,664
   Huntington Bancshares, Inc.                        23,077           374
   KeyCorp                                            39,100           895
   Mellon Financial Corp.                             43,900         1,641
   National City Corp.                                55,300         1,548
   PNC Financial Services Group                       26,600         1,542
   Regions Financial Corp.                            21,000           604
   SouthTrust Corp.                                   31,300           766
   State Street Corp.                                 30,000         1,570
   SunTrust Banks, Inc.                               26,900         1,702
   Synovus Financial Corp.                            26,700           627
   Union Planters Corp.                               12,600           547
   Wachovia Corp.                                    129,156         3,997
   Wachovia Corp., Class B                            19,500            19
   Wells Fargo & Co.                                 158,060         6,765
   Zions Bancorporation                                8,500           410
-----------------------------------------------------------------------------
                                                                    48,436
-----------------------------------------------------------------------------
Beverages - 2.5%
   Anheuser-Busch Cos., Inc.                          82,700         3,564
   Brown-Forman Corp., Class B                         6,300           384
   Coca-Cola (The) Co.                               229,100        10,759
   Coca-Cola Enterprises, Inc.                        41,000           715
   Coors (Adolph) Co., Class B                         3,400           194
   Pepsi Bottling Group, Inc.                         13,200           587
   PepsiCo, Inc.                                     162,790         7,916
-----------------------------------------------------------------------------
                                                                    24,119
-----------------------------------------------------------------------------
Biotechnology - 0.9%
   Amgen, Inc. *                                      96,100         6,384
   Biogen, Inc. *                                     13,700           807
   Chiron Corp. *                                     17,500           760
   Immunex Corp. *                                    49,200         1,328
-----------------------------------------------------------------------------
                                                                     9,279
-----------------------------------------------------------------------------
Building Materials - 0.1%
   Masco Corp.                                        42,300           885

See Notes to the Financial Statements.

               EQUITY PORTFOLIOS  92  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                           NOVEMBER 30, 2001



                                                           NUMBER    VALUE
                                                         OF SHARES   (000S)
COMMON STOCKS - 97.2%  - (CONTINUED)

Building Materials - 0.1% -(continued)
   Vulcan Materials Co.                                     9,300    $   430
----------------------------------------------------------------------------
                                                                       1,315
----------------------------------------------------------------------------
Chemicals - 1.3%
   Air Products & Chemicals, Inc.                          21,000        960
   Ashland, Inc.                                            6,400        273
   Dow Chemical (The) Co.                                  82,676      3,100
   du Pont (E.I.) de Nemours & Co.                         96,058      4,259
   Eastman Chemical Co.                                     7,075        272
   Ecolab, Inc.                                            11,700        438
   Engelhard Corp.                                         12,087        338
   Great Lakes Chemical Corp.                               4,600        112
   Hercules, Inc. *                                         9,900        100
   PPG Industries, Inc.                                    15,500        833
   Praxair, Inc.                                           14,800        783
   Rohm & Haas Co.                                         20,326        722
   Sherwin-Williams Co.                                    14,400        403
   Sigma-Aldrich Corp.                                      7,000        299
----------------------------------------------------------------------------
                                                                      12,892
----------------------------------------------------------------------------
Commercial Services - 1.7%
   Automatic Data Processing, Inc.                         57,500      3,189
   Cendant Corp. *                                         89,111      1,518
   Concord EFS, Inc. *                                     44,400      1,330
   Convergys Corp. *                                       15,700        522
   Deluxe Corp.                                             6,500        257
   Donnelley (R.R.) & Sons Co.                             10,800        316
   Electronic Data Systems Corp.                           43,100      2,983
   Equifax, Inc.                                           13,200        329
   First Data Corp.                                        36,100      2,644
   H&R Block, Inc.                                         16,800        669
   McKesson HBOC, Inc.                                     26,210        977
   Moody's Corp.                                           14,500        503
   Paychex, Inc.                                           34,350      1,203
   Quintiles Transnational Corp. *                         10,700        177
   Robert Half International, Inc. *                       16,200        437
----------------------------------------------------------------------------
                                                                      17,054
----------------------------------------------------------------------------
Computers - 4.2%
   Apple Computer, Inc. *                                  32,100        684
   Compaq Computer Corp.                                  155,557      1,579
   Computer Sciences Corp. *                               15,500        739
   Dell Computer Corp. *                                  239,500      6,689
   EMC Corp. *                                            203,262      3,413
   Gateway, Inc. *                                         29,700        279
   Hewlett-Packard Co.                                    178,900      3,934
   International Business Machines Corp.                  160,000     18,494
   Lexmark International Group, Inc. *                     11,800        610
   NCR Corp. *                                              8,900        342
   Palm, Inc. *                                            52,229        182
   Sun Microsystems, Inc. *                               299,900      4,271
   Unisys Corp.                                            29,200        347
----------------------------------------------------------------------------
                                                                      41,563
----------------------------------------------------------------------------
Cosmetics/Personal Care - 2.0%
   Alberto-Culver Co., Class B                              5,200        226
   Avon Products, Inc.                                     21,800      1,041
   Colgate-Palmolive Co.                                   51,700      3,017
   Gillette Co.                                            97,100      3,175
   International Flavors & Fragrances, Inc.                 8,800        270
   Kimberly-Clark Corp.                                    48,984      2,850
   Procter & Gamble Co.                                   119,300      9,241
----------------------------------------------------------------------------
                                                                      19,820
----------------------------------------------------------------------------
Distribution/Wholesale - 0.1%
   Genuine Parts Co.                                       15,875        535
   Grainger (W.W.), Inc.                                    8,700        407
----------------------------------------------------------------------------
                                                                         942
----------------------------------------------------------------------------
Diversified Financial Services - 7.0%
   American Express Co. *                                 121,800      4,008
   Bear Stearns (The) Cos., Inc.                            8,703        500
   Capital One Financial Corp.                             19,200        960
   Citigroup, Inc.                                        463,127     22,184
   Countrywide Credit Industries, Inc.                     10,900        463
   Fannie Mae                                              92,100      7,239
   Franklin Resources, Inc.                                24,400        872
   Freddie Mac                                             63,800      4,222
   Household International, Inc.                           42,699      2,519
   Lehman Brothers Holdings, Inc.                          22,700      1,502
   MBNA Corp.                                              78,430      2,529
   Merrill Lynch & Co., Inc.                               77,300      3,872
   Morgan (J.P.) Chase & Co.                              182,788      6,895
   Morgan Stanley Dean Witter & Co.                       102,498      5,689
   Price (T. Rowe) Group, Inc.                             11,300        358
   Providian Financial Corp. *                             26,300         70

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  93  EQUITY PORTFOLIOS

----------------------------------
    EQUITY PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS

    EQUITY INDEX PORTFOLIO (continued)

                                                           NUMBER      VALUE
                                                         OF SHARES     (000S)
COMMON STOCKS - 97.2% - (CONTINUED)

Diversified Financial Services - 7.0% - (continued)
   Stilwell Financial, Inc.                                20,200     $    479
   U.S. Bancorp                                           175,497        3,331
   USA Education, Inc.                                     15,000        1,276
------------------------------------------------------------------------------
                                                                        68,968
------------------------------------------------------------------------------
Electric - 2.3%
   AES Corp.                                               49,000          809
   Allegheny Energy, Inc.                                  11,500          401
   Ameren Corp.                                            12,600          515
   American Electric Power Co., Inc.                       29,700        1,225
   Calpine Corp. *                                         27,500          593
   Cinergy Corp.                                           14,610          431
   CMS Energy Corp.                                        12,200          281
   Consolidated Edison, Inc.                               19,500          753
   Constellation Energy Group, Inc.                        15,100          359
   Dominion Resources, Inc.                                24,080        1,407
   DTE Energy Co.                                          15,200          628
   Duke Energy Corp.                                       71,086        2,570
   Edison International *                                  30,000          453
   Entergy Corp.                                           20,300          749
   Exelon Corp.                                            29,537        1,318
   FirstEnergy Corp.                                       27,396          925
   FPL Group, Inc.                                         16,200          897
   Niagara Mohawk Holdings, Inc.                           14,800          263
   NiSource, Inc.                                          19,000          397
   PG&E Corp. *                                            35,700          653
   Pinnacle West Capital Corp.                              7,800          326
   PPL Corp.                                               13,400          477
   Progress Energy, Inc.                                   20,000          829
   Public Service Enterprise Group, Inc.                   19,200          779
   Reliant Energy, Inc.                                    27,418          700
   Southern (The) Co.                                      63,100        1,435
   Teco Energy, Inc.                                       12,500          330
   TXU Corp.                                               23,612        1,065
   Xcel Energy, Inc.                                       31,605          863
------------------------------------------------------------------------------
                                                                        22,431
------------------------------------------------------------------------------
Electrical Components & Equipment - 0.3%
   American Power Conversion Corp. *                       18,000          248
   Emerson Electric Co.                                    39,500        2,135
   Molex, Inc.                                             17,975          517
   Power-One, Inc. *                                        7,200           72
------------------------------------------------------------------------------
                                                                         2,972
------------------------------------------------------------------------------
Electronics - 0.7%
   Agilent Technologies, Inc. *                            42,066        1,147
   Applied Biosystems Group - Applera Corp.                19,400          642
   Jabil Circuit, Inc. *                                   17,600          463
   Johnson Controls, Inc.                                   8,000          636
   Maytag Corp.                                             7,000          203
   Millipore Corp.                                          4,300          257
   Parker-Hannifin Corp.                                   10,725          440
   PerkinElmer, Inc.                                       11,300          313
   Sanmina Corp. *                                         29,400          629
   Solectron Corp. *                                       74,000        1,088
   Symbol Technologies, Inc.                               20,850          347
   Tektronix, Inc. *                                        8,600          193
   Thomas & Betts Corp. *                                   5,400          110
------------------------------------------------------------------------------
                                                                         6,468
------------------------------------------------------------------------------
Energy-Alternate Sources - 0.1%
   Mirant Corp. *                                          31,313          764
------------------------------------------------------------------------------
Engineering & Construction - 0.0%
   Fluor Corp.                                              7,300          276
------------------------------------------------------------------------------
Entertainment - 0.0%
   International Game Technology                            6,800          422
------------------------------------------------------------------------------
Environmental Control - 0.2%
   Allied Waste Industries, Inc. *                         18,200          216
   Waste Management, Inc.                                  57,585        1,687
------------------------------------------------------------------------------
                                                                         1,903
------------------------------------------------------------------------------
Food - 2.0%
   Albertson's, Inc.                                       37,280        1,251
   Archer-Daniels-Midland Co.                              61,078          940
   Campbell Soup Co.                                       37,600        1,102
   ConAgra Foods, Inc.                                     49,500        1,137
   General Mills, Inc.                                     33,500        1,653
   Heinz (H.J.) Co.                                        32,100        1,224
   Hershey Foods Corp.                                     12,600          825
   Kellogg Co.                                             37,400        1,103
   Ralston Purina Co.                                      28,500          944
   Safeway, Inc. *                                         46,500        2,072
   Sara Lee Corp.                                          72,400        1,584
   SUPERVALU, Inc.                                         12,200          277
   Sysco Corp.                                             61,900        1,522

See Notes to the Financial Statements.


EQUITY PORTFOLIOS  94  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


                                                          NUMBER        VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS-97.2% - (CONTINUED)

Food - 2.0% - (continued)
  Unilever N.V. - N.Y. Shares                             52,625      $  2,994
  Winn-Dixie Stores, Inc.                                 12,900           177
  Wrigley (Wm.) Jr. Co.                                   20,800         1,051
-------------------------------------------------------------------------------
                                                                        19,856
-------------------------------------------------------------------------------
Forest Products & Paper - 0.5%
  Boise Cascade Corp.                                      5,300           170
  Georgia-Pacific Group                                   20,797           667
  International Paper Co.                                 44,458         1,776
  Louisiana-Pacific Corp. *                                9,600            74
  Mead Corp.                                               9,100           281
  Temple-Inland, Inc.                                      4,500           257
  Westvaco Corp.                                           9,250           265
  Weyerhaeuser Co.                                        19,800         1,046
  Willamette Industries, Inc.                             10,100           487
-------------------------------------------------------------------------------
                                                                         5,023
-------------------------------------------------------------------------------
Gas - 0.1%
  KeySpan Corp.                                           12,600           417
  NICOR, Inc.                                              4,200           164
  Peoples Energy Corp.                                     3,300           127
  Sempra Energy                                           18,940           439
-------------------------------------------------------------------------------
                                                                         1,147
-------------------------------------------------------------------------------
Hand/Machine Tools - 0.1%
  Black & Decker Corp.                                     7,500           278
  Snap-On, Inc.                                            5,300           166
  Stanley Works (The)                                      7,900           330
-------------------------------------------------------------------------------
                                                                           774
-------------------------------------------------------------------------------
Healthcare-Products - 3.2%
  Bard (C.R.), Inc.                                        4,700           297
  Bausch & Lomb, Inc.                                      4,900           163
  Baxter International, Inc.                              54,600         2,839
  Becton, Dickinson & Co.                                 23,700           803
  Biomet, Inc.                                            24,725           692
  Boston Scientific Corp. *                               37,000           984
  Guidant Corp.                                           28,300         1,381
  Johnson & Johnson                                      278,852        16,243
  Medtronic, Inc.                                        111,300         5,262
  St. Jude Medical, Inc.                                   7,900           589
  Stryker Corp.                                           18,100           994
  Thermo Electron Corp. *                                 16,700           362
  Zimmer Holdings, Inc. *                                 17,910           578
-------------------------------------------------------------------------------
                                                                        31,187
-------------------------------------------------------------------------------
Healthcare-Services - 0.8%
  Aetna, Inc.                                             13,157           410
  HCA, Inc.                                               49,495         1,920
  Health Management Associates, Inc. *                    22,600           441
  HEALTHSOUTH Corp. *                                     35,900           528
  Humana, Inc.                                            15,700           198
  Manor Care, Inc. *                                       9,450           221
  Tenet Healthcare Corp. *                                29,900         1,794
  UnitedHealth Group, Inc.                                29,200         2,086
  Wellpoint Health Networks, Inc. *                        5,800           684
-------------------------------------------------------------------------------
                                                                         8,282
-------------------------------------------------------------------------------
Home Builders - 0.1%
  Centex Corp.                                             5,500           248
  KB HOME                                                  4,100           138
  Pulte Corp.                                              5,400           212
-------------------------------------------------------------------------------
                                                                           598
-------------------------------------------------------------------------------
Home Furnishings - 0.1%
  Leggett & Platt, Inc.                                   18,100           392
  Whirlpool Corp.                                          6,100           401
-------------------------------------------------------------------------------
                                                                           793
-------------------------------------------------------------------------------
Household Products/Wares - 0.3%
  Avery Dennison Corp.                                    10,200           551
  Clorox Co.                                              21,800           861
  Fortune Brands, Inc.                                    14,100           554
  Newell Rubbermaid, Inc.                                 24,602           631
  Tupperware Corp.                                         5,300           104
-------------------------------------------------------------------------------
                                                                         2,701
-------------------------------------------------------------------------------
Insurance - 4.4%
  AFLAC, Inc.                                             48,400         1,326
  Allstate Corp.                                          66,730         2,285
  Ambac Financial Group, Inc.                              9,700           544
  American International Group, Inc. *                   241,268        19,880
  Aon Corp.                                               24,100           864
  Chubb (The) Corp.                                       16,100         1,128
  CIGNA Corp.                                             13,800         1,259
  Cincinnati Financial Corp.                              14,800           571
  Conseco, Inc. *                                         31,063           131
  Hartford Financial Services Group, Inc.                 21,800         1,291
  Jefferson-Pilot Corp.                                   14,005           623
  John Hancock Financial Services, Inc.                   28,400         1,117

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  95  EQUITY PORTFOLIOS

----------------------------------------------
    EQUITY PORTFOLIOS
----

       SCHEDULE OF INVESTMENTS

       EQUITY INDEX PORTFOLIO (continued)

                                                             NUMBER      VALUE
                                                            OF SHARES    (000S)
COMMON STOCKS - 97.2% - (CONTINUED)

Insurance - 4.4% - (continued)
   Lincoln National Corp.                                    17,300    $    825
   Loews Corp.                                               18,200       1,034
   Marsh & McLennan Cos., Inc.                               25,350       2,712
   MBIA, Inc.                                                13,650         695
   Metlife, Inc.                                             69,000       1,893
   MGIC Investment Corp.                                      9,900         580
   Progressive Corp.                                          6,800         996
   SAFECO Corp.                                              11,800         379
   St. Paul Cos., Inc.                                       19,744         930
   Torchmark Corp.                                           11,600         458
   UnumProvident Corp.                                       22,221         573
   XL Capital Ltd., Class A                                  12,300       1,144
--------------------------------------------------------------------------------
                                                                         43,238
--------------------------------------------------------------------------------
Internet - 0.3%
   Sapient Corp. *                                           11,300          71
   Schwab (Charles) Corp.                                   127,625       1,833
   TMP Worldwide, Inc. *                                      9,800         404
   Yahoo!, Inc. *                                            52,200         813
--------------------------------------------------------------------------------
                                                                          3,121
--------------------------------------------------------------------------------
Iron/Steel - 0.1%
   Allegheny Technologies, Inc.                               7,413         114
   Nucor Corp.                                                7,100         351
   USX (U.S. Steel Group)                                     8,200         139
--------------------------------------------------------------------------------
                                                                            604
--------------------------------------------------------------------------------
Leisure Time - 0.4%
   Brunswick Corp.                                            8,100         160
   Carnival Corp.                                            53,829       1,405
   Harley-Davidson, Inc.                                     27,900       1,467
   Sabre Holdings Corp. *                                    12,240         425
--------------------------------------------------------------------------------
                                                                          3,457
--------------------------------------------------------------------------------
Lodging - 0.2%
   Harrah's Entertainment, Inc. *                            10,800         348
   Hilton Hotels Corp.                                       34,000         337
   Marriott International, Inc., Class A                     22,500         846
   Starwood Hotels & Resorts Worldwide, Inc.                 18,300         497
--------------------------------------------------------------------------------
                                                                          2,028
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.2%
   Caterpillar, Inc.                                         31,600       1,499
--------------------------------------------------------------------------------
Machinery - Diversified - 0.3%
   Cummins Engine Co., Inc.                                   3,800         138
   Deere & Co.                                               21,600         864
   Dover Corp.                                               18,700         689
   Ingersoll-Rand Co.                                        15,550         652
   McDermott International, Inc. *                            5,600          63
   Rockwell International Corp.                              16,800         277
--------------------------------------------------------------------------------
                                                                          2,683
--------------------------------------------------------------------------------
Media - 3.8%
   AOL Time Warner, Inc. *                                  408,000      14,239
   Clear Channel Communications, Inc. *                      54,100       2,528
   Comcast Corp., Class A *                                  87,000       3,306
   Disney (The Walt) Co.                                    192,500       3,940
   Dow Jones & Co., Inc.                                      8,000         405
   Gannett Co., Inc.                                         24,400       1,695
   Knight-Ridder, Inc.                                        6,700         406
   McGraw-Hill Cos., Inc.                                    18,000       1,017
   Meredith Corp.                                             4,600         157
   New York Times Co., Class A                               14,700         668
   Tribune Co.                                               27,500         993
   Univision Communications, Inc. *                          19,200         684
   Viacom, Inc., Class B *                                  163,931       7,155
--------------------------------------------------------------------------------
                                                                         37,193
--------------------------------------------------------------------------------
Metal Fabrication/Hardware - 0.0%
   Worthington Industries, Inc.                               7,875         117
--------------------------------------------------------------------------------
Mining - 0.6%
   Alcan Aluminium Ltd.                                      29,400       1,058
   Alcoa, Inc.                                               79,504       3,069
   Barrick Gold Corp.                                        36,500         552
   Freeport-McMoRan Copper & Gold, Inc., Class B             13,300         178
   Homestake Mining Co. *                                    24,200         192
   Inco Ltd. *                                               16,700         269
   Newmont Mining Corp.                                      17,997         354
   Phelps Dodge Corp. *                                       7,242         259
   Placer Dome, Inc.                                         30,200         329
--------------------------------------------------------------------------------
                                                                          6,260
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 5.9%
   Cooper Industries, Inc.                                    8,600         351
   Crane Co.                                                  5,500         130
   Danaher Corp.                                             13,100         768
   Eastman Kodak Co.                                         26,700         808
   Eaton Corp.                                                6,300         439

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  96  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


                                                              NUMBER     VALUE
                                                            OF SHARES    (000S)
COMMON STOCKS - 97.2% - (CONTINUED)

Miscellaneous Manufacturing - 5.9% - (continued)
   FMC Corp. *                                                 2,900    $    155
   General Electric Co.                                      914,700      35,216
   Honeywell International, Inc.                              74,487       2,469
   Illinois Tool Works, Inc.                                  28,000       1,718
   ITT Industries, Inc.                                        8,100         397
   Minnesota Mining & Manufacturing Co.                       36,500       4,182
   Pall Corp.                                                 11,266         259
   Textron, Inc.                                              13,000         516
   Tyco International Ltd.                                   178,303      10,484
--------------------------------------------------------------------------------
                                                                          57,892
--------------------------------------------------------------------------------
Office/Business Equipment - 0.1%
   Pitney Bowes, Inc.                                         22,700         941
   Xerox Corp.                                                63,900         537
--------------------------------------------------------------------------------
                                                                           1,478
--------------------------------------------------------------------------------
Oil & Gas - 1.0%
   ChevronTexaco Corp.                                        98,140       8,343
   Conoco, Inc.                                               57,531       1,574
--------------------------------------------------------------------------------
                                                                           9,917
--------------------------------------------------------------------------------
Oil & Gas Producers - 4.5%
   Amerada Hess Corp.                                          8,200         476
   Anadarko Petroleum Corp.                                   23,037       1,196
   Apache Corp.                                               11,500         529
   Burlington Resources, Inc.                                 19,452         684
   Devon Energy Corp.                                         11,900         409
   EOG Resources, Inc.                                        10,700         374
   Exxon Mobil Corp.                                         635,364      23,763
   Kerr-McGee Corp.                                            9,213         484
   Nabors Industries, Inc. *                                  13,500         425
   Noble Drilling Corp. *                                     12,300         363
   Occidental Petroleum Corp.                                 34,100         852
   Phillips Petroleum Co.                                     34,940       1,944
   Rowan Cos., Inc.                                            8,700         142
   Royal Dutch Petroleum Co.                                 197,500       9,547
   Sunoco, Inc.                                                7,700         282
   Transocean Sedco Forex, Inc.                               29,309         829
   Unocal Corp.                                               22,400         737
   USX (Marathon Group)                                       28,400         778
--------------------------------------------------------------------------------
                                                                          43,814
--------------------------------------------------------------------------------
Oil & Gas Services - 0.4%
   Baker Hughes, Inc.                                         30,940       1,020
   Halliburton Co.                                            39,500         847
   Schlumberger Ltd.                                          52,800       2,535
--------------------------------------------------------------------------------
                                                                           4,402
--------------------------------------------------------------------------------
Packaging & Containers - 0.1%
   Ball Corp.                                                  2,500         171
   Bemis Co., Inc.                                             4,900         246
   Pactiv Corp. *                                             14,600         256
   Sealed Air Corp. *                                          7,706         354
--------------------------------------------------------------------------------
                                                                           1,027
--------------------------------------------------------------------------------
Pharmaceuticals - 9.2%
   Abbott Laboratories                                       142,600       7,843
   Allergan, Inc.                                             12,100         914
   American Home Products Corp. *                            121,000       7,272
   AmerisourceBergen Corp. *                                   9,425         561
   Bristol-Myers Squibb Co.                                  179,000       9,623
   Cardinal Health, Inc.                                      41,075       2,806
   Forest Laboratories, Inc., Class A *                       16,200       1,147
   King Pharmaceuticals, Inc. *                               22,500         896
   Lilly (Eli) & Co.                                         103,496       8,556
   Medimmune, Inc. *                                          19,600         864
   Merck & Co., Inc.                                         211,200      14,309
   Pfizer, Inc.                                              581,400      25,181
   Pharmacia Corp.                                           119,777       5,318
   Schering-Plough Corp.                                     134,700       4,813
   Watson Pharmaceutical, Inc. *                               9,700         290
--------------------------------------------------------------------------------
                                                                          90,393
--------------------------------------------------------------------------------
Pipelines - 0.5%
   Dynegy, Inc.                                               30,000         910
   El Paso Corp.                                              46,854       2,085
   Kinder Morgan, Inc.                                        10,500         514
   Williams (The) Cos., Inc.                                  47,400       1,267
--------------------------------------------------------------------------------
                                                                           4,776
--------------------------------------------------------------------------------
REITS - 0.2%
   Equity Office Properties Trust                             37,300       1,112
   Equity Residential Properties Trust                        24,400         706
--------------------------------------------------------------------------------
                                                                           1,818
--------------------------------------------------------------------------------
Retail - 6.9%
   American Greetings Corp.,                                   5,800          76
   Class A Autozone, Inc. *                                   10,300         693
   Bed Bath & Beyond, Inc. *                                  26,600         864
   Best Buy Co., Inc. *                                       19,300       1,378
   Big Lots, Inc. *                                           10,400          98

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  97  EQUITY PORTFOLIOS

-------------------------------------
    EQUITY PORTFOLIOS
----
      SCHEDULE OF INVESTMENTS

      EQUITY INDEX PORTFOLIO (continued)

                                                         NUMBER        VALUE
                                                        OF SHARES     (000S)
COMMON STOCKS - 97.2% - (CONTINUED)

Retail - 6.9% - (continued)
  Circuit City Stores, Inc.                               19,200     $   337
  Costco Wholesale Corp. *                                41,406       1,693
  CVS Corp.                                               36,200         976
  Darden Restaurants, Inc.                                10,900         335
  Dillard's, Inc., Class A                                 7,800         129
  Dollar General Corp.                                    30,437         411
  Family Dollar Stores, Inc.                              15,800         471
  Federated Department Stores, Inc. *                     18,200         673
  Gap (The), Inc.                                         79,175       1,047
  Home Depot (The), Inc.                                 214,950      10,030
  Kmart Corp. *                                           45,100         275
  Kohl's Corp. *                                          30,700       2,083
  Kroger Co.                                              74,700       1,891
  Limited (The), Inc.                                     39,300         547
  Lowe's Cos., Inc.                                       70,800       3,208
  May Department Stores Co.                               27,500         986
  McDonald's Corp.                                       119,100       3,197
  Nordstrom, Inc.                                         12,300         233
  Office Depot, Inc. *                                    27,400         443
  Penney (J.C.) Co., Inc.                                 24,200         613
  RadioShack Corp.                                        17,100         495
  Sears, Roebuck & Co.                                    30,300       1,379
  Staples, Inc. *                                         42,000         739
  Starbucks Corp. *                                       35,000         620
  Target Corp.                                            82,800       3,108
  Tiffany & Co.                                           13,400         386
  TJX Cos., Inc.                                          25,800         972
  Toys "R" Us, Inc. *                                     18,200         391
  Tricon Global Restaurants, Inc. *                       13,530         642
  Wal-Mart Stores, Inc.                                  411,700      22,705
  Walgreen Co.                                            93,700       3,092
  Wendy's International, Inc.                             10,500         299
-----------------------------------------------------------------------------
                                                                      67,515
-----------------------------------------------------------------------------
Savings & Loans - 0.4%
  Charter One Financial, Inc.                             19,990         551
  Golden West Financial Corp.                             14,600         755
  Washington Mutual, Inc.                                 80,791       2,527
-----------------------------------------------------------------------------
                                                                       3,833
-----------------------------------------------------------------------------
Semiconductors - 4.3%
  Advanced Micro Devices, Inc. *                          31,700         430
  Altera Corp. *                                          35,600         810
  Analog Devices, Inc. *                                  33,100       1,407
  Applied Materials, Inc. *                               74,900       2,977
  Applied Micro Circuits Corp. *                          27,700         378
  Broadcom Corp., Class A *                               24,000       1,056
  Conexant Systems, Inc. *                                22,800         339
  Intel Corp.                                            619,300      20,226
  KLA-Tencor Corp. *                                      17,100         859
  Linear Technology Corp.                                 29,300       1,202
  LSI Logic Corp. *                                       33,300         541
  Maxim Integrated Products, Inc. *                       30,200       1,655
  Micron Technology, Inc. *                               54,900       1,491
  National Semiconductor Corp. *                          16,000         482
  Novellus Systems, Inc. *                                13,100         499
  NVIDIA Corp. *                                          12,900         705
  PMC - Sierra, Inc. *                                    15,100         344
  Qlogic Corp. *                                           8,500         420
  Teradyne, Inc. *                                        16,100         449
  Texas Instruments, Inc.                                159,900       5,125
  Vitesse Semiconductor Corp. *                           16,900         206
  Xilinx, Inc. *                                          30,600       1,105
-----------------------------------------------------------------------------
                                                                      42,706
-----------------------------------------------------------------------------
Software - 5.0%
  Adobe Systems, Inc.                                     22,000         706
  Autodesk, Inc.                                           5,000         186
  BMC Software, Inc. *                                    22,400         375
  Citrix Systems, Inc. *                                  17,000         380
  Computer Associates International, Inc.                 53,101       1,767
  Compuware Corp. *                                       33,900         379
  Fiserv, Inc. *                                          17,150         670
  IMS Health, Inc.                                        27,100         555
  Intuit, Inc. *                                          19,200         843
  Mercury Interactive Corp. *                              7,600         234
  Microsoft Corp. *                                      495,600      31,822
  Novell, Inc. *                                          33,200         141
  Oracle Corp. *                                         517,000       7,254
  Parametric Technology Corp. *                           24,300         213
  PeopleSoft, Inc. *                                      27,100         946
  Siebel Systems, Inc. *                                  41,700         932
  Veritas Software Corp. *                                36,600       1,423
-----------------------------------------------------------------------------
                                                                      48,826
-----------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  98  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMOM STOCKS - 97.2% - (CONTINUED)

Telecommunications - 7.9%
  ADC Telecommunications, Inc.*                           72,000     $      320
  Alltel Corp.                                            28,800          1,874
  Andrew Corp.*                                            7,530            158
  AT&T Wireless Services, Inc.*                          233,019          3,255
  Avaya, Inc.*                                            26,148            297
  BellSouth Corp.*                                       172,600          6,645
  CenturyTel, Inc.                                        13,000            439
  CIENA Corp.*                                            30,100            534
  Cisco Systems, Inc.*                                   674,000         13,777
  Citizen Communications Co.*                             26,300            258
  Comverse Technology, Inc.*                              17,100            366
  Corning, Inc.*                                          85,700            808
  JDS Uniphase Corp.*                                    121,200          1,222
  Lucent Technologies, Inc.*                             313,676          2,296
  Motorola, Inc.                                         202,216          3,365
  Network Appliance, Inc.*                                30,000            463
  Nextel Communications, Inc., Class A*                   70,500            755
  Nortel Networks Corp.*                                 293,440          2,289
  QUALCOMM, Inc.*                                         69,700          4,093
  Qwest Communications International, Inc.               152,942          1,820
  SBC Communications, Inc.                               310,198         11,595
  Scientific-Atlanta, Inc.                                15,000            403
  Sprint Corp. (FON Group)                                81,600          1,778
  Sprint Corp. (PCS Group)*                               86,300          2,153
  Tellabs, Inc.*                                          37,700            576
  Verizon Communications, Inc.                           249,110         11,708
  WorldCom, Inc.*                                        265,955          3,867
-------------------------------------------------------------------------------
                                                                         77,114
-------------------------------------------------------------------------------
Telephone - 0.6%
  AT&T Corp.                                             317,725          5,557
-------------------------------------------------------------------------------
Textiles - 0.1%
  Cintas Corp.                                            15,600            667
-------------------------------------------------------------------------------
Tobacco - 1.0%
  Philip Morris Cos., Inc.                               202,600          9,557
  UST, Inc.                                               15,000            538
-------------------------------------------------------------------------------
                                                                         10,095
-------------------------------------------------------------------------------
Toys, Games & Hobbies - 0.1%
  Hasbro, Inc.                                            15,912            262
  Mattel, Inc.                                            39,645            730
-------------------------------------------------------------------------------
                                                                            992
-------------------------------------------------------------------------------
Transportation - 0.5%
  Burlington Northern Santa Fe Corp.                     36,095           1,058
  CSX Corp.                                              19,700             737
  FedEx Corp.*                                           28,320           1,299
  Norfolk Southern Corp.                                 35,400             686
  Union Pacific Corp.                                    22,800           1,255
-------------------------------------------------------------------------------
                                                                          5,035
-------------------------------------------------------------------------------
Trucking & Leasing - 0.0%
  Ryder System, Inc.                                      5,600             115
-------------------------------------------------------------------------------
Total Common Stocks
-------------------------------------------------------------------------------
(Cost $821,286)                                                         954,415



                                                        PRINCIPAL
                                                         AMOUNT         VALUE
SHORT-TERM INVESTMENTS - 5.9%                            (000s)         (000s)
  Banque Bruxelles Lambert, Brussels,
    Eurodollar Time Deposit,
    2.09%, 12/3/01                                     $ 53,847          53,847
  U.S. Treasury Bill, /(1)/
    2.18%, 1/17/02                                        4,030           4,021
-------------------------------------------------------------------------------
Total Short-Term Investments
-------------------------------------------------------------------------------
(Cost $57,868)                                                           57,868


-------------------------------------------------------------------------------
Total Investments - 103.1%
-------------------------------------------------------------------------------
(Cost $879,154)                                                       1,012,283

  Liabilities less Other Assets - (3.1)%                                (30,510)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $  981,773


*    Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

At November 30, 2001, Equity Index Portfolio had open futures contracts as follows:

                             NOTIONAL                             UNREALIZED
              NUMBER OF       AMOUNT     CONTRACT     CONTRACT       GAIN
TYPE          CONTRACTS       (000)      POSITION       EXP.        (000S)

S&P 500          202         $57,570       Long        12/01        $2,862
===============================================================================

See Notes to the Financial Statements.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  99  EQUITY PORTFOLIOS

---------------------------
    EQUITY PORTFOLIOS
----
         SCHEDULE OF INVESTMENTS

     BALANCED PORTFOLIO

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)

COMMON STOCKS - 43.2%
Advertising - 0.6%
   Lamar Advertising Co.*                                 15,900         $  589
-------------------------------------------------------------------------------
Aerospace/Defense - 0.5%
   General Dynamics Corp.                                  6,200            516
-------------------------------------------------------------------------------
Airlines - 0.5%
   Southwest Airlines Co.                                 27,200            510
-------------------------------------------------------------------------------
Banks - 0.4%
   Wells Fargo & Co.                                       8,500            364
-------------------------------------------------------------------------------
Biotechnology - 0.4%
   Amgen, Inc. *                                           6,000            399
-------------------------------------------------------------------------------
Building Materials - 0.5%
   Masco Corp.                                            24,200            507
-------------------------------------------------------------------------------
Chemicals - 0.6%
   Dow Chemical (The) Co.                                 15,000            562
-------------------------------------------------------------------------------
Commercial Services - 1.0%
   Affiliated Computer Services, Inc., Class A*            9,500            887
   EMC Corp. *                                             7,100            119
-------------------------------------------------------------------------------
                                                                          1,006
-------------------------------------------------------------------------------
Computers - 0.8%
   Compaq Computer Corp.                                   6,500             66
   International Business Machines Corp.                   5,000            578
   Sun Microsystems, Inc. *                               10,900            155
-------------------------------------------------------------------------------
                                                                            799
-------------------------------------------------------------------------------
Cosmetics/Personal Care - 0.6%
   Avon Products, Inc.                                    11,500            549
-------------------------------------------------------------------------------
Diversified Financial Services - 5.1%
   American Express Co.                                    7,300            240
   Citigroup, Inc.                                        27,000          1,293
   Fannie Mae                                             11,300            888
   Freddie Mac                                            13,600            900
   Household International, Inc.                          12,200            720
   MBNA Corp.                                             11,300            364
   Merrill Lynch & Co., Inc.                               4,400            221
   Morgan Stanley Dean Witter & Co.                        7,100            394
-------------------------------------------------------------------------------
                                                                          5,020
-------------------------------------------------------------------------------
Electric - 0.3%
   Duke Energy Corp.                                       7,600            275
-------------------------------------------------------------------------------
Electronics - 0.8%
   Flextronics International Ltd. *                        9,600            240
   Sanmina Corp. *                                        15,400            330
   Solectron Corp. *                                      11,600            170
-------------------------------------------------------------------------------
                                                                            740
-------------------------------------------------------------------------------
Forest Products & Paper - 0.5%
   International Paper Co.                                13,200            527
-------------------------------------------------------------------------------
Healthcare-Products - 3.1%
   Baxter International, Inc.                             17,600            915
   Henry Schein, Inc. *                                   12,000            483
   Johnson & Johnson                                      18,100          1,054
   Patterson Dental Co. *                                 14,500            556
-------------------------------------------------------------------------------
                                                                          3,008
-------------------------------------------------------------------------------
Healthcare-Services - 1.4%
   HCA, Inc.                                              14,500            562
   Tenet Healthcare Corp. *                               13,000            780
-------------------------------------------------------------------------------
                                                                          1,342
-------------------------------------------------------------------------------
Insurance - 2.4%
   American International Group, Inc.                      9,050            746
   Gallagher (Arthur J.), & Co.                           15,800            577
   Marsh & McLennan Cos., Inc.                             3,300            353
   MBIA, Inc.                                             11,300            575
   Principal Financial Group *                             2,700             62
-------------------------------------------------------------------------------
                                                                          2,313
-------------------------------------------------------------------------------
Media - 2.3%
   AOL Time Warner, Inc. *                                15,550            543
   Clear Channel Communications, Inc. *                    8,700            406
   Comcast Corp., Class A *                               10,900            414
   USA Networks, Inc. *                                   17,000            383
   Viacom, Inc., Class B *                                12,000            524
-------------------------------------------------------------------------------
                                                                          2,270
-------------------------------------------------------------------------------
Mining - 0.6%
   Alcoa, Inc.                                            15,100            583
-------------------------------------------------------------------------------
Miscellaneous Manufacturing - 3.3%
   Danaher Corp.                                          11,000            645
   General Electric Co.                                   31,700          1,221
   Minnesota Mining & Manufacturing Co.                    4,400            504
   Tyco International Ltd.                                15,200            894
-------------------------------------------------------------------------------
                                                                          3,264
-------------------------------------------------------------------------------
Oil & Gas - 0.6%
   ChevronTexaco Corp.                                     6,700            570
-------------------------------------------------------------------------------
Oil & Gas Producers - 1.5%
   Apache Corp.                                            5,200            239
   Ensco International, Inc.                               7,000            141
   Exxon Mobil Corp.                                      14,000            524
   Noble Drilling Corp. *                                  9,000            265


See Notes to the Financial Statements.


EQUITY PORTFOLIOS  100  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                                 NUMBER    VALUE
                                                               OF SHARES  (000S)
COMMON STOCKS - 43.2% - (CONTINUED)

Oil & Gas Producers - 1.5% - (continued)
   Royal Dutch Petroleum Co., N.Y. Shares                        5,800   $   280
--------------------------------------------------------------------------------
                                                                           1,449
--------------------------------------------------------------------------------
Oil & Gas Services - 0.2%
   Schlumberger Ltd.                                             5,000       240
--------------------------------------------------------------------------------
Pharmaceuticals - 2.9%
   American Home Products Corp.                                  5,200       312
   Forest Laboratories, Inc., Class A *                          4,700       333
   King Pharmaceuticals, Inc. *                                 14,133       563
   Merck & Co., Inc.                                             6,700       454
   Pfizer, Inc.                                                 22,600       979
   Schering-Plough Corp.                                         5,800       207
--------------------------------------------------------------------------------
                                                                           2,848
--------------------------------------------------------------------------------
Pipelines - 0.3%
   El Paso Corp.                                                 6,000       267
--------------------------------------------------------------------------------
REITS - 0.5%
   AvalonBay Communities, Inc.                                   5,500       266
   Equity Office Properties Trust                                8,500       253
--------------------------------------------------------------------------------
                                                                             519
--------------------------------------------------------------------------------
Retail - 3.4%
   Home Depot (The), Inc.                                       15,500       723
   Kohl's Corp. *                                                5,400       367
   Target Corp.                                                 11,500       432
   TJX Cos., Inc.                                               15,000       565
   Wal-Mart Stores, Inc.                                        15,400       849
   Walgreen Co.                                                 12,900       426
--------------------------------------------------------------------------------
                                                                           3,362
--------------------------------------------------------------------------------
Semiconductors - 1.9%
   Applied Materials, Inc. *                                     4,000       159
   Intel Corp.                                                  25,300       826
   Linear Technology Corp.                                       6,200       254
   Teradyne, Inc. *                                             14,300       399
   Texas Instruments, Inc.                                       7,000       224
--------------------------------------------------------------------------------
                                                                           1,862
--------------------------------------------------------------------------------
Software - 1.8%
   Fiserv, Inc. *                                               15,900       621
   Microsoft Corp. *                                            18,200     1,169
--------------------------------------------------------------------------------
                                                                           1,790
--------------------------------------------------------------------------------
Telecommunications - 2.3%
   BellSouth Corp. *                                             7,000       269
   Cisco Systems, Inc. *                                        21,500       439
   Motorola, Inc.                                               21,400       356
   Nortel Networks Corp. *                                      13,800       108
   SBC Communications, Inc.                                     10,000       374
   Sprint Corp. (PCS Group) *                                    8,400       209
   Verizon Communications, Inc.                                  9,100       428
   WorldCom, Inc. *                                              8,850       129
--------------------------------------------------------------------------------
                                                                           2,312
--------------------------------------------------------------------------------
Tobacco - 1.6%
   Philip Morris Cos., Inc.                                     23,900     1,127
   UST, Inc.                                                    12,500       449
--------------------------------------------------------------------------------
                                                                           1,576
--------------------------------------------------------------------------------
Transportation - 0.5%
   Expeditors International Washington, Inc.                     9,400       470
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $38,840)                                                            42,408


CONVERTIBLE PREFERRED STOCK - 0.8%
Agency - 0.8%
   Home Ownership Funding Corp., /(1)/                           1,000       730
--------------------------------------------------------------------------------
Total Convertible Preferred Stock
--------------------------------------------------------------------------------
(Cost $1,000)                                                                730

                                                               PRINCIPAL
                                                                AMOUNT     VALUE
                                                                (000S)    (000S)
ASSET-BACKED SECURITIES - 2.5%
   AmeriCredit Automobile Receivables Trust,
       Series 2001-D, Class A4,
       4.41%,                                                 $    340   $   342
       11/12/08
   BMW Vehicle Owner Trust, Series 2001-A, Class A4,
       5.11%, 5/25/06                                              350       360
   Citibank Credit Card Issuance Trust, Series 2000-A1,
       Class A1,
       6.90%, 10/17/07                                             310       335
   Compucredit Credit Card MasterTrust,
       Series 2001-1A, Class A, /(1)/
       4.15%, 1/15/08                                              475       477
   DLJ Mortgage Acceptance Corp., Series 1994-Q8,
       Class 2A1,
       7.25%, 5/25/24                                               58        60
   Ford Credit Auto Owner Trust, Series 2001-C,
       Class A5,
       5.25%, 9/15/05                                              195       202

See Notes to the Financial Statements.

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  101  EQUITY PORTFOLIOS

---------------------------------------
    EQUITY PORTFOLIOS
----

      SCHEDULE OF INVESTMENTS

      BALANCED PORTFOLIO (continued)

                                                               PRINCIPAL
                                                                AMOUNT    VALUE
                                                                (000S)    (000S)

ASSET - BACKED SECURITIES - 2.5% - (CONTINUED)

   Household Private Label Credit Card Master Note
     Trust I, Series 2001-1, Class A,
     2.22%, 6/16/08                                            $   95    $   95
   IMC Excess Cashflow Securities Trust,
     Series 1997-A, Class A,(1)(3)
     7.41%, 11/26/28                                              306         6
   Isuzu Auto Owner Trust, Series 2001-1, Class A4,
     5.31%, 1/20/07                                               165       171
   Residential Asset Mortgage Products, Inc.,
     Series 2001-RZ3, Class A1,
     4.66%, 5/25/18                                               192       193
   Residential Funding Mortgage Securities
     Series 2001-HI3, Class AI2,
     5.33%, 5/25/12                                               200       204
-------------------------------------------------------------------------------
Total Asset-Backed Securities
-------------------------------------------------------------------------------
(Cost $2,685)                                                             2,445

CORPORATE BONDS - 15.4%
Airlines - 0.5%
   Continental Airlines, Inc., Enhanced Equipment
     Trust Certificate,
     6.50%, 6/15/11                                               110        96
   Delta Air Lines Inc., Enhanced Equipment Trust
     Certificate,
     7.57%, 11/18/10                                               70        70
   United Air Lines Inc., Enhanced Equipment Trust
     Certificate,
     7.78%, 1/1/14                                                128       126
   US Airways, Inc., Enhanced Equipment Trust
     Certificate, MBIA Insured,
     7.89%, 3/1/19                                                144       147
-------------------------------------------------------------------------------
                                                                            439
-------------------------------------------------------------------------------
Banks - 0.6%
   Bank of America Corp.,
     7.80%, 2/15/10                                               355       394
   Marshall & Ilsley Corp.,
     5.75%, 9/1/06                                                200       205
-------------------------------------------------------------------------------
                                                                            599
-------------------------------------------------------------------------------
Diversified Financial Services - 6.0%
   Boeing Capital Corp.,
     7.10%, 9/27/05                                               225       238
   Capital One Bank, Senior Notes,
     6.62%, 8/4/03                                                160       164
     8.25%, 6/15/05                                               215       224
   Citigroup, Inc.,
     7.25%, 10/1/10                                               395       428
   Countrywide Home Loans, Inc.,
     5.50%, 8/1/06                                                280       281
   Distribution Financial Services Trust,Series 1999-3,
     6.65%, 3/15/11                                               500       517
   Duke Capital Corp.,
     7.25%, 10/1/04                                               135       144
   Ford Motor Credit Co.,
     6.88%, 2/1/06                                                990     1,019
     6.50%, 1/25/07                                               730       739
     7.38%, 2/1/11                                                 30        31
   General Electric Capital Corp.,
     7.38%, 1/19/10                                               200       227
   General Motors Acceptance Corp.,
     7.50%, 7/15/05                                               165       173
     6.13%, 9/15/06                                               335       338
     6.88%, 9/15/11                                               440       435
   John Deere Capital Corp.,
     5.13%, 10/19/06                                              220       218
   Morgan Stanley Dean Witter & Co.,
     6.75%, 4/15/11                                               620       645
   Salomon Smith Barney Holdings Co.,
     6.50%, 2/15/08                                                75        79
-------------------------------------------------------------------------------
                                                                          5,900
-------------------------------------------------------------------------------
Electric - 1.9%
   Dominion Resources, Inc., Puttable 9/15/04,
     7.82%, 9/15/14                                               110       118
   DPL, Inc.,
     8.25%, 3/1/07                                                250       271
   Mirant Americas Generation, Inc., /(1)/
     7.63%, 5/1/06                                                265       264
   NRG Energy, Inc.,
     6.75%, 7/15/06                                               240       240
   PPL Energy Supply LLC, /(1)/
     6.40%, 11/1/11                                               265       255
   Progress Energy, Inc., Senior Notes,
     6.75%, 3/1/06                                                150       158
   PSEG Power LLC, /(1)/
     6.88%, 4/15/06                                               175       182

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  102  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                       NOVEMBER 30, 2001


                                                    PRINCIPAL
                                                     AMOUNT           VALUE
                                                     (000S)           (000S)
CORPORATE BONDS - 15.4% - (CONTINUED)

Electric - 1.9% - (continued)
   Teco Energy, Inc.,
     7.20%, 5/1/11                                  $ 380           $   396
--------------------------------------------------------------------------------
                                                                      1,884
--------------------------------------------------------------------------------
Environmental Control - 0.5%
   WMX Technologies, Inc., Puttable 8/1/03,
     7.10%, 8/1/26                                    510               530
--------------------------------------------------------------------------------
Food - 0.3%
   Safeway, Inc.,
     7.00%, 9/15/02                                   310               320
--------------------------------------------------------------------------------
Healthcare-Services - 0.2%
   Protective Life, Inc., /(1)/
     5.88%, 8/15/06                                   200               203
--------------------------------------------------------------------------------
Household Products/Wares - 0.0%
   Unilever Capital Corp.,
     6.88%, 11/1/05                                    40                43
--------------------------------------------------------------------------------
Insurance - 0.1%
   Lumberman's Mutual Casualty Co., /(1)/
     9.15%, 7/1/26                                     70                59
--------------------------------------------------------------------------------
Machinery - Diversified - 0.1%
   Ingersoll-Rand Co.,
     5.75%, 2/14/03                                   115               119
--------------------------------------------------------------------------------
Media - 0.1%
   Reed Elsevier Capital, Inc.,
     6.13%, 8/1/06                                    105               107
--------------------------------------------------------------------------------
Oil & Gas - 1.4%
   Conoco Funding Co.,
     5.45%, 10/15/06                                  335               337
   Consolidated Natural Gas Co.,
     5.38%, 11/1/06                                   120               119
Devon Financing Corp., /(1)/
     6.88%, 9/30/11                                   515               501
Phillips Petroleum Co.,
     8.50%, 5/25/05                                   350               388
--------------------------------------------------------------------------------
                                                                      1,345
--------------------------------------------------------------------------------
Pipelines - 0.1%
   Duke Energy Field Services LLC,
     7.88%, 8/16/10                                    75                80
--------------------------------------------------------------------------------
Real Estate - 0.2%
   EOP Operating LP,
     7.75%, 11/15/07                                  205               221
--------------------------------------------------------------------------------
Telecommunications - 2.6%
   AT&T Corp., /(1)/
     8.00%, 11/15/31                                  440               445
   AT&T Wireless Services, Inc.,
     7.88%, 3/1/11                                    405               432
   Cox Communications, Inc.,
     7.75%, 11/1/10                                   125               137
     6.75%, 3/15/11                                    15                15
   Sprint Capital Corp.,
     7.13%, 1/30/06                                   300               313
     6.00%, 1/15/07                                   400               399
   WorldCom, Inc.,
     7.50%, 5/15/11                                   290               298
   WorldCom, Inc., Senior Notes,
     6.40%, 8/15/05                                   530               542
--------------------------------------------------------------------------------
                                                                      2,581
--------------------------------------------------------------------------------
Telecommunications Services - 0.1%
   Citizens Communications Co., /(1)/
     6.38%, 8/15/04                                    80                81
--------------------------------------------------------------------------------
Transportation - 0.7%
   Caliber System, Inc.,
     7.80%, 8/1/06                                    135               144
   Norfolk Southern Corp.,
     6.95%, 5/1/02                                    500               508
--------------------------------------------------------------------------------
                                                                        652
--------------------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------------------
(Cost $14,908)                                                       15,163


--------------------------------------------------------------------------------
FOREIGN BONDS - 2.5%
--------------------------------------------------------------------------------

Diversified Financial Services - 0.2%
   Bunge Trading Ltd., /(1)/
     9.25%, 5/1/02                                     83                83
   John Deere BV,
     5.88%, 4/6/06                                    130               132
--------------------------------------------------------------------------------
                                                                        215
--------------------------------------------------------------------------------
Electric - 0.1%
   TXU Eastern Funding Co.,
     6.45%, 5/15/05                                    75                76
--------------------------------------------------------------------------------
Oil & Gas - 0.3%
   Petroleos Mexicanos, /(1)/
     6.50%, 2/1/05                                    180               183




See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  103  EQUITY PORTFOLIOS

-----------------------
  EQUITY PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS

   BALANCED PORTFOLIO (continued)

                                                  PRINCIPAL
                                                   AMOUNT            VALUE
                                                   (000S)            (000S)
FOREIGN BOND 2.5% - (CONTINUED)

Oil & Gas - 0.3% -   (continued)
   Repsol International Finance BV,
         7.45%, 7/15/05                          $    100         $    107
--------------------------------------------------------------------------
                                                                       290
--------------------------------------------------------------------------
Telecommunications - 1.9%
   British Telecommunications PLC,
          7.88%, 12/15/05                             160              173
          8.13%, 12/15/10                             360              402
   Deutsche Telekom International Finance,
          7.75%, 6/15/05                              395              426
   Royal KPN N.V.,
          7.50%, 10/1/05                              155              156
   Telefonica Europe BV,
          7.75%, 9/15/10                              470              511
   Telus Corp.,
          7.50%, 6/1/07                               210              220
--------------------------------------------------------------------------
                                                                     1,888
--------------------------------------------------------------------------
Total Foreign Bonds
--------------------------------------------------------------------------
(Cost $2,390)                                                        2,469



U.S. GOVERNMENT AGENCIES - 8.9%
Fannie Mae - 8.1%
          4.75%, 3/15/04                            2,575            2,652
          5.63%, 5/14/04                            4,165            4,373
          7.00%, 7/15/05                              295              323
   Series 1993-178, Class PH
          6.25%, 1/25/22                              610              630
--------------------------------------------------------------------------
                                                                     7,978
--------------------------------------------------------------------------
Freddie Mac - 0.8%
   Series 2315, Class CM,
          6.50%, 1/15/25                              775              806
--------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------
(Cost $8,586)                                                        8,784
--------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS - 11.0%
U.S. Treasury Bonds - 0.1%
          6.38%, 8/15/27                              115              128
--------------------------------------------------------------------------
U.S. Treasury Notes - 10.9%
          5.75%, 10/31/02                           1,545            1,597
          5.75%, 8/15/03                              865              909
          7.50%, 2/15/05                            1,760            1,970
          5.75%, 11/15/05                           2,090            2,232
          4.63%, 5/15/06                            2,940            3,015
          3.50%, 11/15/06                             630              614
          6.13%, 8/15/07                              150              164
          5.00%, 8/15/11                              210              214
--------------------------------------------------------------------------
                                                                    10,715
--------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------
(Cost $10,582)                                                      10,843


                                                    NUMBER           VALUE
                                                  OF SHARES         (000S)
OTHER - 0.9%
   Midcap SPDR Trust Series 1                      10,400              922
--------------------------------------------------------------------------
Total Other
--------------------------------------------------------------------------
(Cost $967)                                                            922

                                                  PRINCIPAL
                                                   AMOUNT            VALUE
                                                   (000S)            (000S)
SHORT-TERM INVESTMENTS - 14.5%
   Banque Bruxelles Lambert, Brussels,
     Eurodollar Time Deposit,
          2.09%, 12/3/01                         $ 13,438           13,438
   U.S. Treasury Bill, /(2)/
          3.33%, 12/6/01                              780              780
--------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------
(Cost $14,218)                                                      14,218

--------------------------------------------------------------------------
Total Investments - 99.7%
--------------------------------------------------------------------------
(Cost $94,176)                                                      97,982

   Other Assets less Liabilities - 0.3%                                301
--------------------------------------------------------------------------
NET ASSETS - 100.0%                                               $ 98,283

*  Non-Income Producing Security

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the value of these securities amounted to approximately $3,470,000 or 3.5% of net assets.

(2) Security pledged as collateral to cover margin requirements for open futures contracts.

(3)  Issuer has defaulted on terms of debt obligation.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  104  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

At November 30, 2001, Balanced Portfolio had open futures contracts as follows:


               NUMBER    NOTIONAL                        UNREALIZED
                 OF       AMOUNT    CONTRACT   CONTRACT     GAIN
 TYPE         CONTRACTS   (000S)    POSITION     EXP.      (000S)

S&P 500          40      $11,400      Long      12/01     $1,430
====================================================================





See Notes to the Financial Statements.

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  105  EQUITY PORTFOLIOS

---------------------------------
   FIXED INCOME PORTFOLIOS
----

     STATEMENTS OF ASSETS AND LIABILITIES

                                                                                INTERNATIONAL
   Amounts in thousands,                                                            BOND           BOND
   except per share data                                                          PORTFOLIO      PORTFOLIO
  ----------------------------------------------------------------------------------------------------------
   ASSETS:
   Investments, at amortized cost                                                 $  29,794      $ 973,074
   Investments, at value                                                          $  29,100      $ 963,821
   Cash and foreign currencies                                                           77              -
   Income receivable                                                                    580         11,514
   Receivable for securities sold                                                     3,006          7,583
   Receivable for fund shares sold                                                        -          2,911
   Receivable from Administrator                                                         26             33
   Prepaid and other assets                                                               1              9
   Total Assets                                                                      32,790        985,871
  ----------------------------------------------------------------------------------------------------------
   LIABILITIES:
   Payable for securities purchased                                                   5,742         43,992
   Payable for fund shares redeemed                                                      20         42,185
   Accrued investment advisory fees                                                      16            195
   Accrued administration fees                                                            3             78
   Accrued custody and accounting fees                                                    7              7
   Accrued transfer agent fees                                                            -             10
   Accrued registration fees and other liabilities                                       33            153
   Total Liabilities                                                                  5,821         86,620
  ----------------------------------------------------------------------------------------------------------
   Net Assets                                                                     $  26,969      $ 899,251
  ----------------------------------------------------------------------------------------------------------
   ANALYSIS OF NET ASSETS:
   Capital stock                                                                  $  26,911      $ 920,373
   Accumulated undistributed net investment income (loss)                               779          1,161
   Accumulated undistributed net realized gains (losses) on
     investments, options, futures contracts, foreign currency
     transactions and forward foreign currency contracts                               (109)       (13,030)
   Net unrealized appreciation (depreciation) on investments, options, futures contracts, foreign currency transactions and forward
     foreign currency contracts                                                        (644)        (9,253)
   Net unrealized gains on translation of others assets and
     liabilities denominated in foreign currencies                                       32              -
   Net Assets                                                                     $  26,969      $ 899,251
  ----------------------------------------------------------------------------------------------------------
   Net Assets:
     Class A                                                                      $  26,969      $ 877,920
     Class C                                                                              -         21,144
     Class D                                                                              -            187
   Total Shares Outstanding (no par value), Unlimited Shares Authorized:
     Class A                                                                          1,436         44,035
     Class C                                                                              -          1,062
     Class D                                                                              -              9
   Net Asset Value, Redemption and Offering Price Per Share:
     Class A                                                                      $   18.77      $   19.94
     Class C                                                                              -      $   19.93
     Class D                                                                              -      $   19.91
  ----------------------------------------------------------------------------------------------------------



See Notes to the Financial Statements.


FIXED INCOME PORTFOLIOS  106  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


                    U.S.                         SHORT-          U.S.
      CORE        TREASURY    INTERMEDIATE    INTERMEDIATE    GOVERNMENT
      BOND         INDEX          BOND            BOND        SECURITIES
    PORTFOLIO    PORTFOLIO     PORTFOLIO        PORTFOLIO     PORTFOLIO

---------------------------------------------------------------------------

    $ 158,763    $ 41,302      $ 44,042         $ 265,250     $ 104,596
    $ 159,533    $ 42,606      $ 43,970         $ 269,021     $ 106,062
           10           -             -                 -             1
        1,742         470           438             2,747           537
        1,199           -           165               560             -
          900       2,591             -                38             -
           14          30            23                38            30
           10           1             7                 4             1
      163,408      45,698        44,603           272,408       106,631
---------------------------------------------------------------------------

        7,772           -           157                 -             -
            6          51             -               233             -
           35           6             9                56            22
           14           4             4                22             9
            2           3             -                 -             2
            2           -             1                 2             1
           35          35            33                54            34
        7,866          99           204               367            68
---------------------------------------------------------------------------
    $ 155,542    $ 45,599      $ 44,399         $ 272,041     $ 106,563
---------------------------------------------------------------------------

    $ 153,966    $ 43,270      $ 47,305         $ 285,473     $ 103,337
          239          43            41                 8            91

          567         982        (2,875)          (17,211)        1,669

          770       1,304           (72)            3,771         1,466
            -           -             -                 -             -
    $ 155,542    $ 45,599      $ 44,399         $ 272,041     $ 106,563
---------------------------------------------------------------------------

    $ 155,542    $ 44,323      $ 44,372         $ 272,003     $ 105,605
            -       1,047             -                 -             -
            -         229            27                38           958

       15,472       2,024         2,238            14,571         5,139
            -          48             -                 -             -
            -          10             1                 2            47

    $   10.06    $  21.90      $  19.83         $   18.67     $   20.55
    $   10.01    $  21.89             -                 -             -
    $   10.01    $  21.88      $  19.82         $   18.62     $   20.49
---------------------------------------------------------------------------


See Notes to the Financial Statements.


        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  107  FIXED INCOME PORTFOLIOS

----------------------------------
    FIXED INCOME PORTFOLIOS
----
        STATEMENTS OF OPERATIONS

                                                                      INTERNATIONAL
                                                                          BOND           BOND
   Amounts in thousands                                                 PORTFOLIO      PORTFOLIO

---------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
   Interest income                                                     $  1,469        $ 65,036
   Dividend income                                                            1           1,866
---------------------------------------------------------------------------------------------------
      Total Investment Income                                             1,470/(1)/     66,902
---------------------------------------------------------------------------------------------------
   EXPENSES:
   Investment advisory fees                                                 260           5,958
   Administration fees                                                       43             993
   Custody and accounting fees                                               54              73
   Transfer agent fees                                                        3             127
   Registration fees                                                         48             119
   Professional fees                                                          4              34
   Trustee fees and expenses                                                  4              15
   Other                                                                     24              76
---------------------------------------------------------------------------------------------------
   Total Expenses                                                           440           7,395
     Less voluntary waivers of
       investment advisory fees                                             (58)         (3,476)
     Less expenses reimbursed by
       Administrator                                                       (103)           (270)
     Net Expenses                                                           279           3,649
---------------------------------------------------------------------------------------------------
   Net Investment Income                                                  1,191          63,253
---------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gains (losses) on:
     Investments                                                            314          29,097
     Foreign currency transactions                                         (123)              -
   Net change in unrealized appreciation (depreciation)
     on investments, options, futures contracts, foreign
     currency transactions and forward foreign currency contracts           406          (4,805)
   Net change in unrealized gains (losses) on translation of other
     assets and liabilities denominated in foreign currencies               (67)              -
---------------------------------------------------------------------------------------------------
     Net Gains on Investments                                               530          24,292
---------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                $  1,721        $ 87,545

---------------------------------------------------------------------------------------------------

(1) Net of $1 in non-reclaimable foreign withholding taxes.
(2) Commenced investment operations on March 29, 2001.




See Notes to the Financial Statements.


FIXED INCOME PORTFOLIOS  108  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

                             U.S.                                   SHORT-                U.S.
        CORE               TREASURY         INTERMEDIATE          INTERMEDIATE         GOVERNMENT
        BOND                INDEX              BOND                  BOND              SECURITIES
     PORTFOLIO/(2)/       PORTFOLIO          PORTFOLIO            PORTFOLIO             PORTFOLIO
--------------------------------------------------------------------------------------------------
        $ 7,748            $ 2,289            $ 2,230               $ 16,952             $ 5,536
            133                  -                  -                      -                   -
--------------------------------------------------------------------------------------------------
          7,881              2,289              2,230                 16,952               5,536
--------------------------------------------------------------------------------------------------
            754                167                229                  1,658                 602
            126                 42                 38                    277                 100
             23                 17                 14                     11                  13
             13                  5                  4                     28                  11
             48                 53                 55                     69                  54
             30                  5                  5                      9                   5
              6                  4                  4                      7                   4
             20                 22                 25                     27                  24
--------------------------------------------------------------------------------------------------
          1,020                315                374                  2,086                 813
           (440)              (104)              (134)                  (967)               (351)
           (127)              (100)              (102)                  (123)                (97)
            453                111                138                    996                 365
--------------------------------------------------------------------------------------------------
          7,428              2,178              2,092                 15,956               5,171
--------------------------------------------------------------------------------------------------
            567              1,284                689                  2,514               3,410
              -                  -                  -                      -                   -
            770                300                640                  4,233                 866
              -                  -                  -                      -                   -
--------------------------------------------------------------------------------------------------
          1,337              1,584              1,329                  6,747               4,276
--------------------------------------------------------------------------------------------------
        $ 8,765            $ 3,762            $ 3,421               $ 22,703             $ 9,447
--------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  109  FIXED INCOME PORTFOLIOS

----------------------------------
  FIXED INCOME PORTFOLIOS
----
    STATEMENTS OF CHANGES IN NET ASSETS

                                                                              INTERNATIONAL
                                                                                   BOND                      BOND
                                                                                PORTFOLIO                  PORTFOLIO
   Amounts in thousands                                                      2001        2000          2001        2000
---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income                                                  $  1,191    $  1,141    $    63,253  $    74,063
   Net realized gains (losses) on investments, options, futures
        contracts, and foreign currency transactions                           191      (3,678)        29,097      (35,238)
   Net change in unrealized appreciation (depreciation) on investments, options, futures contracts, foreign currency transactions and forward
        foreign currency contracts                                             406         562         (4,805)      46,871
   Net change in unrealized gains (losses) on translation of other
        assets and liabilities denominated in foreign currencies               (67)        131              -            -
        Net Increase (Decrease) in Net Assets Resulting from Operations      1,721      (1,844)        87,545       85,696
---------------------------------------------------------------------------------------------------------------------------
   CLASS A SHARE TRANSACTIONS:
   Shares sold                                                               1,827       3,446        237,745      311,600
   Shares from reinvestment of dividends                                         -           -         55,037       63,474
   Shares redeemed                                                          (5,484)     (1,094)      (472,743)    (230,704)
        Net Increase (Decrease) in Net Assets Resulting from Class A
        Share Transactions                                                  (3,657)      2,352       (179,961)     144,370
---------------------------------------------------------------------------------------------------------------------------
   CLASS C SHARE TRANSACTIONS:
   Shares sold                                                                   -           -         13,216       12,544
   Shares from reinvestment of dividends                                         -           -          1,880        3,289
   Shares redeemed                                                               -           -        (34,581)     (38,652)
        Net Increase (Decrease) in Net Assets Resulting from Class C
        Share Transactions                                                       -           -        (19,485)     (22,819)
---------------------------------------------------------------------------------------------------------------------------
   CLASS D SHARE TRANSACTIONS:
   Shares sold                                                                   -           -            172           88
   Shares from reinvestment of dividends                                         -           -             10           30
   Shares redeemed                                                               -           -           (142)      (1,457)
        Net Increase (Decrease) in Net Assets Resulting from Class D
        Share Transactions                                                       -           -             40       (1,339)
---------------------------------------------------------------------------------------------------------------------------
   CLASS A DISTRIBUTIONS:
   From net investment income                                                    -           -        (61,505)     (71,296)
        Total Distributions to Class A shareholders                              -           -        (61,505)     (71,296)
---------------------------------------------------------------------------------------------------------------------------
   CLASS C DISTRIBUTIONS:
   From net investment income                                                    -           -         (1,880)      (3,290)
        Total Distributions to Class C shareholders                              -           -         (1,880)      (3,290)
---------------------------------------------------------------------------------------------------------------------------
   CLASS D DISTRIBUTIONS:
   From net investment income                                                    -           -            (10)         (30)
        Total Distributions to Class D shareholders                              -           -            (10)         (30)
---------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                  (1,936)        508       (175,256)     131,292

   NET ASSETS:
   Beginning of year                                                        28,905      28,397      1,074,507      943,215
   End of year                                                            $ 26,969    $ 28,905    $   899,251   $1,074,507
---------------------------------------------------------------------------------------------------------------------------
   Accumulated Undistributed Net Investment Income (Loss)                 $    779    $ (2,283)   $     1,161   $    1,860
---------------------------------------------------------------------------------------------------------------------------


(1) Commenced investment operations on March 29, 2001.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  110  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                            INTERMEDIATE
 CORE BOND    U.S. TREASURY INDEX               BOND                 SHORT-INTERMEDIATE            U.S. GOVERNMENT
 PORTFOLIO         PORTFOLIO                 PORTFOLIO                 BOND PORTFOLIO           SECURITIES PORTFOLIO
 2001/(1)/     2001          2000        2001          2000         2001           2000           2001        2000
----------------------------------------------------------------------------------------------------------------------
 $   7,428   $ 2,178       $ 1,726     $ 2,092       $  2,984    $ 15,956       $ 16,345       $  5,171     $  5,551
       567     1,284          (239)        689         (1,486)      2,514        (19,164)         3,410       (1,522)
       770       300         1,614         640          1,564       4,233         18,156            866        2,369
         -         -             -           -              -           -              -              -            -
     8,765     3,762         3,101       3,421          3,062      22,703         15,337          9,447        6,398
----------------------------------------------------------------------------------------------------------------------
   214,884    44,809        37,853      42,359         10,072     156,889        221,201         19,820       25,582
     7,165     1,578         1,080       1,713          2,685      15,507         15,117          4,985        4,776
   (68,083)  (38,603)      (27,336)    (29,975)       (33,267)   (154,222)      (170,998)       (13,612)     (28,762)
   153,966     7,784        11,597      14,097        (20,510)     18,174         65,320         11,193        1,596
----------------------------------------------------------------------------------------------------------------------
         -     1,382           888           -              -           -              -              -            -
         -        38            19           -              -           -              -              -            -
         -      (729)         (779)          -              -           -              -              -            -
         -       691           128           -              -           -              -              -            -
----------------------------------------------------------------------------------------------------------------------
         -       216            88           -              -           6              3            200          357
         -         5             7           1              2           2              5             45           46
         -      (112)         (158)         (2)             -           -            (97)          (205)        (347)
         -       109           (63)         (1)             2           8            (89)            40           56
----------------------------------------------------------------------------------------------------------------------
    (7,189)   (2,141)       (1,704)     (2,094)        (3,015)    (16,926)       (16,982)        (5,130)      (5,450)
    (7,189)   (2,141)       (1,704)     (2,094)        (3,015)    (16,926)       (16,982)        (5,130)      (5,450)
----------------------------------------------------------------------------------------------------------------------
         -       (38)          (19)          -              -           -              -              -            -
         -       (38)          (19)          -              -           -              -              -            -
----------------------------------------------------------------------------------------------------------------------
         -        (5)           (7)         (1)            (2)         (2)            (5)           (45)         (51)
         -        (5)           (7)         (1)            (2)         (2)            (5)           (45)         (51)
----------------------------------------------------------------------------------------------------------------------
   155,542    10,162        13,033      15,422        (20,463)     23,957         63,581         15,505        2,549
         -    35,437        22,404      28,977         49,440     248,084        184,503         91,058       88,509
 $ 155,542  $ 45,599       $35,437     $44,399       $ 28,977    $272,041       $248,084       $106,563     $ 91,058
----------------------------------------------------------------------------------------------------------------------
 $     239  $     43       $    47     $    41       $     41    $      8       $  1,167       $     91     $     97
----------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  111  FIXED INCOME PORTFOLIOS

-----------------------------------------
    FIXED INCOME PORTFOLIOS
----
         FINANCIAL HIGHLIGHTS

   INTERNATIONAL BOND PORTFOLIO                                                        CLASS A

   Selected per share data                                      2001      2000        1999        1998       1997
-------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Year                         $ 17.74   $ 18.86     $ 21.35     $ 20.13    $ 22.16
   INCOME FROM INVESTMENT OPERATIONS:

   Net investment income                                         0.71     (1.38)       0.96        0.98       1.02
   Net realized and unrealized gains (losses)                    0.32      0.26       (2.07)       1.33      (1.70)
        Total Income from Investment Operations                  1.03     (1.12)      (1.11)       2.31      (0.68)
-------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS PAID:
        From net investment income /(1)/                            -         -       (1.24)      (0.79)     (1.01)
        From net realized gains                                     -         -       (0.14)      (0.30)     (0.34)
          Total Distributions Paid                                  -         -       (1.38)      (1.09)     (1.35)
-------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Year                               $ 18.77   $ 17.74     $ 18.86     $ 21.35    $ 20.13
-------------------------------------------------------------------------------------------------------------------
   Total Return /(2)/                                            5.81%    (5.94)%     (5.76)%     11.85%     (3.02)%

   SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                    $  26,969   $28,905     $28,397     $28,568    $26,383
   Ratio to average net assets of:
        Expenses, net of waivers and reimbursements              0.96%     0.96%       0.96%       0.96%      0.96%
        Expenses, before waivers and reimbursements              1.52%     1.54%       1.44%       1.52%      1.52%
        Net investment income, net of waivers and                4.11%     3.86%       4.89%       5.27%      5.61%
        reimbursements
        Net investment income, before waivers and                3.55%     3.28%       4.41%       4.71%      5.05%
        reimbursements
   Portfolio Turnover Rate                                     371.96%   179.26%      17.85%      23.76%     29.29%
-------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  112  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BOND PORTFOLIO                                                                          CLASS A

Selected per share data                                        2001          2000         1999           1998           1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $   19.49    $    19.31    $   21.61     $   21.08      $   20.77
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                            1.28          1.37         1.35          1.47           1.34
Net realized and unrealized gains (losses)                       0.45          0.21        (1.63)         0.62           0.29
   Total Income from Investment Operations                       1.73          1.58        (0.28)         2.09           1.63
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                   (1.28)        (1.40)       (1.34)        (1.44)         (1.32)
   From net realized gains                                          -             -        (0.68)        (0.12)             -
     Total Distributions Paid                                   (1.28)        (1.40)       (2.02)        (1.56)         (1.32)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $   19.94    $    19.49    $   19.31     $   21.61      $   21.08
--------------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                9.08%         8.56%       (1.35)%       10.31%          8.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $ 877,920    $1,034,495    $ 879,161     $ 605,517      $ 460,514
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.36%         0.36%        0.36%         0.36%          0.36%
   Expenses, before waivers and reimbursements                   0.74%         0.74%        0.74%         0.75%          0.77%
   Net investment income, net of waivers and reimbursements      6.38%         7.23%        6.95%         7.07%          6.66%
   Net investment income, before waivers and reimbursements      6.00%         6.85%        6.57%         6.68%          6.25%
Portfolio Turnover Rate                                        297.81%       143.72%       72.61%        84.80%         76.30%
--------------------------------------------------------------------------------------------------------------------------------


                                                                                   CLASS C

Selected per share data                                     2001/(2)/     2000/(2)/       1999          1998           1999
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $   19.48    $    19.30    $   21.60      $  21.07      $   20.78
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                            1.23          1.31         1.32          1.42           1.29
Net realized and unrealized gains (losses)                       0.45          0.22        (1.65)         0.62           0.28
   Total Income from Investment Operations                       1.68          1.53        (0.33)         2.04           1.57
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                   (1.23)        (1.35)       (1.29)        (1.39)         (1.28)
   From net realized gains                                          -             -        (0.68)        (0.12)             -
     Total Distributions Paid                                   (1.23)        (1.35)       (1.97)        (1.51)         (1.28)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $   19.93    $    19.48    $   19.30      $  21.60      $   21.07
--------------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                8.83%         8.33%       (1.59)%       10.04%          7.88%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $  21,144    $   39,868    $  62,557      $ 61,450      $  50,554
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.60%         0.60%        0.60%         0.60%          0.60%
   Expenses, before waivers and reimbursements                   0.98%         0.98%        0.98%         0.99%          1.01%
   Net investment income, net of waivers and reimbursements      6.14%         6.99%        6.71%         6.83%          6.39%
   Net investment income, before waivers and reimbursements      5.76%         6.61%        6.33%         6.44%          5.98%
Portfolio Turnover Rate                                        297.81%       143.72%       72.61%        84.80%         76.30%
--------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.


See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  113  FIXED INCOME PORTFOLIOS

----------------------------------------
    FIXED INCOME PORTFOLIOS
----

  FINANCIAL HIGHLIGHTS (continued)

BOND PORTFOLIO                                                                                  CLASS D

 Selected per share data                                               2001/(2)/   2000/(2)/      1999       1998         1997
---------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Year                                  $  19.47   $  19.28      $ 21.58     $ 21.05     $  20.76
   INCOME FROM INVESTMENT OPERATIONS:

   Net investment income                                                   0.43       1.23         1.31        1.38         1.24
   Net realized and unrealized gains (losses)                              1.21       0.23        (1.67)       0.63         0.30
        Total Income from Investment Operations                            1.64       1.46        (0.36)       2.01         1.54
----------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS PAID:

        From net investment income                                        (1.20)     (1.27)       (1.26)      (1.36)       (1.25)
        From net realized gains                                               -          -        (0.68)      (0.12)           -
          Total Distributions Paid                                        (1.20)     (1.27)       (1.94)      (1.48)       (1.25)
----------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Year                                        $  19.91   $  19.47      $ 19.28     $ 21.58     $  21.05
----------------------------------------------------------------------------------------------------------------------------------
   Total Return/(1)/                                                       8.64%      7.92%       (1.74)%      9.89%        7.74%
   SUPPLEMENTAL DATA AND RATIOS:

   Net assets, in thousands, end of year                               $    187   $    144      $ 1,497     $ 2,039     $    601
   Ratio to average net assets of:
        Expenses, net of waivers and reimbursements                        0.75%      0.75         0.75%       0.75%        0.75%
        Expenses, before waivers and reimbursements                        1.13%       1.13        1.13%       1.14%        1.16%
        Net investment income, net of waivers and reimbursements           5.99%       6.84        6.56%       6.70%        6.27%
        Net investment income, before waivers and reimbursements           5.61%       6.46        6.18%       6.31%        5.86%
   Portfolio Turnover Rate                                               297.81%     143.72%      72.61%      84.80%       76.30%
----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  114  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,


CORE BOND PORTFOLIO                                               CLASS A

Selected per share data                                           2001 /(3)/
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $  10.00
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.40
Net realized and unrealized gains (losses)                            0.05
   Total Income from Investment Operations                            0.45
----------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.39)
     Total Distributions Paid                                        (0.39)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                    $  10.06
----------------------------------------------------------------------------
Total Return/(1)/                                                     4.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                           $155,542
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                        0.36%
   Expenses, before waivers and reimbursements                        0.81%
   Net investment income, net of waivers and reimbursements           5.91%
   Net investment income, before waivers and reimbursements           5.46%
Portfolio Turnover Rate                                             197.85%
----------------------------------------------------------------------------


                                                                  CLASS C

Selected per share data                                           2001 /(3)/
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $  10.00
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.40
   Total Income from Investment Operations                            0.40
----------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.39)
     Total Distributions Paid                                        (0.39)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                    $  10.01
----------------------------------------------------------------------------
Total Return/(1)/                                                     4.05%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                           $      -
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                        0.60%
   Expenses, before waivers and reimbursements                        1.05%
   Net investment income, net of waivers and reimbursements           5.67%
   Net investment income, before waivers and reimbursements           5.22%
Portfolio Turnover Rate                                             197.85%
----------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
    Total return is not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) For the period March 29, 2001 (commencement of operations) through November 30, 2001.


See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   115   FIXED INCOME PORTFOLIOS

---------------------------------------
   FIXED INCOME PORTFOLIOS
----
   FINANCIAL HIGHLIGHTS (continued)


CORE BOND PORTFOLIO                                               CLASS D

Selected per share data                                           2001 /(3)/
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $  10.00
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.40
   Total Income from Investment Operations                            0.40
----------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.39)
     Total Distributions Paid                                        (0.39)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                    $  10.01
----------------------------------------------------------------------------
Total Return/(1)/                                                     4.05%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                           $      -
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                        0.75%
   Expenses, before waivers and reimbursements                        1.20%
   Net investment income, net of waivers and reimbursements           5.52%
   Net investment income, before waivers and reimbursements           5.07%
Portfolio Turnover Rate                                             197.85%
----------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
    Total return is not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) For the period March 29, 2001 (commencement of operations) through November 30, 2001.

See Notes to the Financial Statements.


FIXED INCOME PORTFOLIOS   116   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,


U.S. TREASURY INDEX PORTFOLIO                                                            CLASS A

Selected per share data                                           2001         2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  21.06     $  20.25    $  21.77     $  20.81    $  20.60
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                              1.11         1.19        1.09         1.23        1.26
Net realized and unrealized gains (losses)                         0.85         0.83       (1.54)        0.97        0.20
   Total Income from Investment Operations                         1.96         2.02       (0.45)        2.20        1.46
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (1.12)       (1.21)      (1.07)       (1.24)      (1.25)
     Total Distributions Paid                                     (1.12)       (1.21)      (1.07)       (1.24)      (1.25)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $  21.90     $  21.06    $  20.25     $  21.77    $  20.81
--------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                 9.55%       10.31%      (2.10)%      10.92%       7.44%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $ 44,323     $ 34,979    $ 22,033     $ 22,085    $ 33,839
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                     0.26%        0.26%       0.26%        0.26%       0.26%
   Expenses, before waivers and reimbursements                     0.75%        0.84%       0.77%        0.77%       0.82%
   Net investment income, net of waivers and reimbursements        5.23%        5.86%       5.24%        5.73%       6.36%
   Net investment income, before waivers and reimbursements        4.74%        5.28%       4.73%        5.22%       5.80%
Portfolio Turnover Rate                                          102.56%      110.97%      84.77%       69.84%      72.61%
--------------------------------------------------------------------------------------------------------------------------


                                                                                         CLASS C

Selected per share data                                           2001      2000 /(3)/     1999     1998 /(4)/
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $  21.09     $  20.25    $  21.81     $  22.28
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                              1.09         1.21        0.96         0.21
Net realized and unrealized gains (losses)                         0.79         0.79       (1.50)       (0.52)
   Total Income from Investment Operations                         1.88         2.00       (0.54)       (0.31)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (1.08)       (1.16)      (1.02)       (0.16)
     Total Distributions Paid                                     (1.08)       (1.16)      (1.02)       (0.16)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $  21.89     $  21.09    $  20.25     $  21.81
---------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                 9.12%       10.21%      (2.49)%      (1.39)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                        $  1,047     $    341    $    194     $     17
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                     0.50%        0.50%       0.50%        0.50%
   Expenses, before waivers and reimbursements                     0.99%        1.08%       1.01%        1.01%
   Net investment income, net of waivers and reimbursements        4.99%        5.62%       5.00%        5.22%
   Net investment income, before waivers and reimbursements        4.50%        5.04%       4.49%        4.71%
Portfolio Turnover Rate                                          102.56%      110.97%      84.77%       69.84%
---------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Financial highlights for the period ended were calculated using the average shares outstanding method.
(4) For the period October 6, 1998 (commencement of operations) through November 30, 1998.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  117  FIXED INCOME PORTFOLIOS

---------------------------------------
    FIXED INCOME PORTFOLIOS
----
    FINANCIAL HIGHLIGHTS (continued)

U.S. TREASURY INDEX PORTFOLIO                                                                CLASS D

Selected per share data                                         2001 /(2)/    2000 /(2)/   1999 /(2)/    1998       1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                               $  21.04      $  20.22     $ 21.74    $ 20.77    $  20.57
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                                1.00          1.12        1.05       1.13        1.20
Net realized and unrealized gains (losses)                           0.88          0.83       (1.59)      1.00        0.18
   Total Income from Investment Operations                           1.88          1.95       (0.54)      2.13        1.38
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (1.04)        (1.13)      (0.98)     (1.16)      (1.18)
     Total Distributions Paid                                       (1.04)        (1.13)      (0.98)     (1.16)      (1.18)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $  21.88      $  21.04     $ 20.22    $ 21.74    $  20.77
---------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   9.12%         9.97%      (2.50)%    10.50%       7.03%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                            $    229      $    117     $   177    $ 1,721    $  1,707
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.65%         0.65%       0.65%      0.65%       0.65%
   Expenses, before waivers and reimbursements                       1.14%         1.23%       1.16%      1.16%       1.21%
   Net investment income, net of waivers and reimbursements          4.84%         5.47%       4.85%      5.35%       6.07%
   Net investment income, before waivers and reimbursements          4.35%         4.89%       4.34%      4.84%       5.51%
Portfolio Turnover Rate                                            102.56%       110.97%      84.77%     69.84%      72.61%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  118  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERMEDIATE BOND PORTFOLIO                                                                  CLASS A

Selected per share data                                            2001         2000           1999         1998       1997 /(5)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   18.99    $   18.98      $   20.15    $   19.89    $    20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                1.05         1.26           1.10         1.19          0.38
Net realized and unrealized gains (losses)                           0.85         0.01          (1.05)        0.27         (0.15)
   Total Income from Investment Operations                           1.90         1.27           0.05         1.46          0.23
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (1.06)       (1.26)         (1.10)       (1.20)        (0.34)
   From net realized gains                                              -            -          (0.12)           -             -
     Total Distributions Paid                                       (1.06)       (1.26)         (1.22)       (1.20)        (0.34)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   19.83    $   18.99      $   18.98    $   20.15    $    19.89
----------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                  10.27%        7.00%         0.25%        7.55%         1.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                         $  44,372    $  28,950      $  49,414    $  30,439    $   11,997
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                       0.36%        0.37%/(3)/     0.36%        0.36%         0.36%
   Expenses, before waivers and reimbursements                       0.98%        0.94%          0.80%        1.09%         2.28%
   Net investment income, net of waivers and reimbursements          5.49%        6.37%          5.65%        6.19%         5.87%
   Net investment income, before waivers and reimbursements          4.87%        5.80%          5.21%        5.46%         3.95%
Portfolio Turnover Rate                                            254.48%       60.37%        193.44%       93.40%        56.99%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS D

Selected per share data                                            2001         2000           1999      1998 /(4)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   18.96    $   18.95      $   20.13    $   20.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                1.01         1.11           1.06         0.18
Net realized and unrealized gains (losses)                           0.84         0.09          (1.10)       (0.32)
   Total Income from Investment Operations                           1.85         1.20          (0.04)       (0.14)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.99)       (1.19)         (1.02)       (0.19)
   From net realized gains                                              -            -          (0.12)           -
     Total Distributions Paid                                       (0.99)       (1.19)         (1.14)       (0.19)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   19.82    $   18.96      $   18.95    $   20.13
--------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   9.98%        6.62%         (0.21)%      (0.70)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                         $      27    $      27      $      26    $      41
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                       0.75%        0.76%/(3)/     0.75%        0.75%
   Expenses, before waivers and reimbursements                       1.37%        1.33%          1.19%        1.48%
   Net investment income, net of waivers and reimbursements          5.19%        5.98%          5.26%        5.69%
   Net investment income, before waivers and reimbursements          4.57%        5.41%          4.82%        4.96%
Portfolio Turnover Rate                                            254.48%       60.37%        193.44%       93.40%
--------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Expense ratios, net of waivers and reimbursements, for the year would have been 0.36% and 0.75% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(4) For the period October 2, 1998 (commencement of operations) through November 30, 1998.
(5) For the period August 1, 1997 (commencement of operations) through November 30, 1997.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  119  FIXED INCOME PORTFOLIOS

----------------------------------
    FIXED INCOME PORTFOLIOS
----

      FINANCIAL HIGHLIGHTS (continued)

   SHORT-INTERMEDIATE BOND PORTFOLIO                                                          CLASS A

   Selected per share data                                            2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Year                              $   18.28    $   18.50    $   20.03    $   20.36    $   20.70
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                1.07         1.36         1.79         1.84         1.46
   Net realized and unrealized gains (losses)                           0.46        (0.13)       (1.36)       (0.36)       (0.29)
      Total Income from Investment Operations                           1.53         1.23         0.43         1.48         1.17
---------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS PAID:
      From net investment income                                       (1.14)       (1.45)       (1.69)       (1.78)       (1.46)
      From net realized gains                                              -            -        (0.27)       (0.03)       (0.05)
         Total Distributions Paid                                      (1.14)       (1.45)       (1.96)       (1.81)       (1.51)
---------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Year                                    $   18.67    $   18.28    $   18.50    $   20.03    $   20.36
---------------------------------------------------------------------------------------------------------------------------------
   Total Return /(1)/                                                   8.59%        7.01%        2.25%        7.50%        5.95%

   SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                           $ 272,003    $ 248,054    $ 184,382    $ 182,999    $ 201,457
   Ratio to average net assets of:
      Expenses, net of waivers and reimbursements                       0.36%        0.36%        0.36%        0.36%        0.36%
      Expenses, before waivers and reimbursements                       0.75%        0.77%        0.76%        0.76%        0.81%
      Net investment income, net of waivers and reimbursements          5.77%        7.56%        9.35%        9.61%        7.68%
      Net investment income, before waivers and reimbursements          5.38%        7.15%        8.95%        9.21%        7.23%
   Portfolio Turnover Rate                                            107.31%       48.97%       88.29%       89.97%       48.49%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS D

   Selected per share data                                         2001/(2)/    2000/(2)/    1999/(2)/       1998         1997
---------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Year                              $   18.24    $   18.45    $   19.97    $   20.31    $   20.66
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.48         1.31         1.79         1.78         1.43
   Net realized and unrealized gains (losses)                           0.98        (0.16)       (1.43)       (0.40)       (0.34)
      Total Income from Investment Operations                           1.46         1.15         0.36         1.38         1.09
---------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS PAID:
      From net investment income                                       (1.08)       (1.36)       (1.61)       (1.69)       (1.39)
      From net realized gains                                              -            -        (0.27)       (0.03)       (0.05)
         Total Distributions Paid                                      (1.08)       (1.36)       (1.88)       (1.72)       (1.44)
---------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Year                                    $   18.62    $   18.24    $   18.45    $   19.97    $   20.31
---------------------------------------------------------------------------------------------------------------------------------
   Total Return /(1)/                                                   8.16%        6.59%        1.84%        7.08%        5.54%

   SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                           $      38    $      30    $     121    $     824    $     891
   Ratio to average net assets of:
      Expenses, net of waivers and reimbursements                       0.75%        0.75%        0.75%        0.75%        0.75%
      Expenses, before waivers and reimbursements                       1.14%        1.16%        1.15%        1.15%        1.20%
      Net investment income, net of waivers and reimbursements          5.38%        7.17%        8.96%        9.31%        7.48%
      Net investment income, before waivers and reimbursements          4.99%        6.76%        8.56%        8.91%        7.03%
   Portfolio Turnover Rate                                            107.31%       48.97%       88.29%       89.97%       48.49%
---------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  120  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO                                                      CLASS A

Selected per share data                                             2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                $  19.67    $  19.48    $  20.27    $  19.99    $  20.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.97        1.14        0.99        1.17        1.21
Net realized and unrealized gains (losses)                            0.95        0.18       (0.51)       0.26       (0.07)
   Total Income from Investment Operations                            1.92        1.32        0.48        1.43        1.14
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                        (1.04)      (1.13)      (0.98)      (1.15)      (1.22)
   From net realized gains                                              -            -       (0.29)          -           -
     Total Distributions Paid                                        (1.04)      (1.13)      (1.27)      (1.15)      (1.22)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $  20.55    $  19.67    $  19.48    $  20.27    $  19.99
-----------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   10.03%       7.03%       2.43%       7.36%       5.93%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                             $105,605    $ 90,182    $ 87,699    $ 48,317    $ 43,073
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                        0.36%       0.36%       0.36%       0.36%       0.36%
   Expenses, before waivers and reimbursements                        0.81%       0.81%       0.77%       0.86%       0.85%
   Net investment income, net of waivers and reimbursements           5.16        5.87%       5.14%       6.01%       5.86%
   Net investment income, before waivers and reimbursements           4.71        5.42%       4.73%       5.51%       5.37%
Portfolio Turnover Rate                                             171.29%     139.01%      50.70%     115.55%      95.73%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS D

Selected per share data                                             2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                $  19.62    $  19.43    $  20.22    $  19.94    $  20.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.96        1.08        0.93        1.08        1.16
Net realized and unrealized gains (losses)                            0.88        0.17       (0.53)       0.28       (0.10)
   Total Income from Investment Operations                            1.84        1.25        0.40        1.36        1.06
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.97)      (1.06)      (0.90)      (1.08)      (1.15)
   From net realized gains                                              -            -       (0.29)          -           -
     Total Distributions Paid                                        (0.97)      (1.06)      (1.19)      (1.08)      (1.15)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $  20.49    $  19.62    $  19.43    $  20.22    $  19.94
-----------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                    9.59%       6.65%       1.95%       6.96%       5.52%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                             $    958    $    876    $    810    $  1,224    $    312
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                        0.75%       0.75%       0.75%       0.75%       0.75%
   Expenses, before waivers and reimbursements                        1.20%       1.20%       1.16%       1.25%       1.24%
   Net investment income, net of waivers and reimbursements           4.77        5.48%       4.75%       5.55%       5.50%
   Net investment income, before waivers and reimbursements           4.32        5.03%       4.34%       5.05%       5.01%
Portfolio Turnover Rate                                             171.29%     139.01%      50.70%     115.55%      95.73%
-----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  121  FIXED INCOME PORTFOLIOS

--------------------------------
    FIXED INCOME PORTFOLIOS
----
        SCHEDULE OF INVESTMENTS

    INTERNATIONAL BOND PORTFOLIO


                                                       PRINCIPAL
                                                         AMOUNT
                                                       (IN LOCAL
                                                       CURRENCY)       VALUE
                                                         (000S)        (000S)
  DEBT OBLIGATIONS - 94.5%
  British Pound - 7.9%
     Treasury of Great Britain,
       5.00%, 6/7/04                                    $    300      $   434
       7.50%, 12/7/06                                        300          481
       5.75%, 12/7/09                                        223          340
       8.00%, 6/7/21                                         428          875
  -----------------------------------------------------------------------------
                                                                        2,130
  -----------------------------------------------------------------------------
  Canadian Dollar - 0.8%
     Government of Canada,
       8.00%, 6/1/23                                         250          206
  -----------------------------------------------------------------------------
  Danish Krone - 1.8%
     Kingdom of Denmark,
       8.00%, 3/15/06                                      3,500          480
  -----------------------------------------------------------------------------
  Euro - 51.4%
     AT&T Corp.,
       6.00%, 11/21/06                                     1,000          892
     British Telecom PLC,
       5.63%, 2/16/04                                        400          366
       6.13%, 2/15/06                                        600          558
     Buoni Poliennali del Tesoro,
       5.25%, 11/1/29                                      1,160        1,020
     Deutsche Bundesrepublik,
       5.38%, 1/4/10                                       1,100        1,041
       5.25%, 1/4/11                                         700          659
       6.25%, 1/4/24                                         600          607
       6.50%, 7/4/27                                       1,150        1,218
     Federal Republic of Germany,
       5.00%, 8/19/05                                        600          558
       5.25%, 1/4/08                                         600          565
     FKI PLC,
       6.63%, 2/22/10                                        250          200
     French Treasury Note,
       3.50%, 7/12/04                                        500          447
     Government of France,
       5.00%, 7/12/05                                        900          835
     Government of Spain,
       4.00%, 1/31/10                                        600          511
     Kingdom of Belgium,
       5.75%, 9/28/10                                        500          478
     Koninklijke KPN N.V.,
       4.00%, 6/30/04                                        500          417
     Osprey Trust,
       6.38%, 1/15/03                                        600          129
     Pemex Project Funding Master Trust,
       7.75%, 8/2/07                                         700          640
     Royal KPN N.V.,
       7.25%, 4/12/06                                        500          448
     Sogerim S.A.,
       6.13%, 4/20/06                                      1,000          915
     TPSA Euro Finance B.V.,
       6.13%, 10/27/04                                       500          453
     VNU N.V.,
       6.63%, 5/30/07                                        500          459
     WPP Group PLC,
       5.13%, 6/18/04                                        500          447
  -----------------------------------------------------------------------------
                                                                       13,863
  -----------------------------------------------------------------------------
  Japanese Yen - 14.7%
     Development Bank of Japan,
       2.88%, 12/20/06                                    80,000          724
     Fannie Mae,
       1.75%, 3/26/08                                    120,000        1,040
     Government of Japan,
       1.80%, 6/21/10                                    208,000        1,775
       2.30%, 5/20/30                                     55,000          438
  -----------------------------------------------------------------------------
                                                                        3,977
  -----------------------------------------------------------------------------
  Swedish Krona - 1.8%
     Kingdom of Sweden,
       9.00%, 4/20/09                                      4,200          489
  -----------------------------------------------------------------------------
  United States Dollar - 16.1%
     Corp Andina de Fomento,
       7.75%, 3/1/04                                         600          634
     DaimlerChrysler NA Holding Corp.,
       7.75%, 5/27/03                                        500          524
     Ford Motor Credit Co.,
       6.13%, 4/28/03                                        600          616
     General Motors Acceptance Corp.,
       5.88%, 1/22/03                                        400          407
       5.95%, 3/14/03                                        400          408

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  122  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


                                                       PRINCIPAL
                                                        AMOUNT
                                                       (IN LOCAL
                                                       CURRENCY)       VALUE
                                                        (000S)         (000S)

DEBT OBLIGATIONS - 94.5% - (CONTINUED)

United States Dollar-16.1% - (continued)
   Marconi Corp. PLC,
     7.75%, 9/15/10                                     $   205       $     86
   U.S. Treasury Bonds,
     6.38%, 8/15/27                                         300            334
   U.S. Treasury Notes,
     5.00%, 2/15/11                                         500            510
   WorldCom, Inc.,
     6.25%, 8/15/03                                         600            618
     6.50%, 5/15/04                                         200            206
--------------------------------------------------------------------------------
                                                                         4,343
--------------------------------------------------------------------------------
Total Debt Obligations
--------------------------------------------------------------------------------
(Cost $26,182)                                                          25,488



SHORT-TERM INVESTMENT - 13.4%

   Banque Bruxelles Lambert, Brussels,
     Eurodollar Time Deposit,
     2.09%, 12/3/01                                       3,612          3,612
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $3,612)                                                            3,612



--------------------------------------------------------------------------------
Total Investments - 107.9%
--------------------------------------------------------------------------------
(Cost $29,794)                                                          29,100

   Liabilities less Other Assets - (7.9)%                               (2,131)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $ 26,969

At November 30, 2001, International Bond Portfolio had outstanding foreign currency contracts as follows:


                                         CONTRACT       CONTRACT
                                          AMOUNT         AMOUNT
                                          (LOCAL         (U.S.       UNREALIZED
CONTRACT                   DELIVERY      CURRENCY)      DOLLARS)     GAIN/(LOSS)
  TYPE      CURRENCY         DATE         (000S)         (000S)        (000S)

Buy       Euro             12/6/01           807         $  717        $ (2)
          Austrlia
Buy       Dollar           2/13/02           441            228           3
Sell      British Pound    2/13/02           173            245           4
Buy       British Pound    2/13/02         1,057          1,501          (5)
Buy       Canadian Dollar  2/13/02         3,601          2,290          34
Sell      Canadian Dollar  2/13/02         2,131          1,356          (6)
Sell      Euro             2/13/02         6,449          5,759         (48)
Buy       Euro             2/13/02         9,740          8,697          91
          Japanese
Buy       Yen              2/13/02       104,000            848         (22)
Buy       Swiss Franc      2/13/02         2,225          1,351           1
--------------------------------------------------------------------------------
Total                                                                  $ 50


See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  123  FIXED INCOME PORTFOLIOS

--------------------------------
    FIXED INCOME PORTFOLIOS
----
        SCHEDULE OF INVESTMENTS

        BOND PORTFOLIO

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
  CONVERTIBLE PREFERRED STOCK - 1.1%

  Agency - 1.1%
     Home Ownership Funding Corp., /(1)/                    13,000     $  9,497
  ------------------------------------------------------------------------------
  Total Convertible Preferred Stock
  ------------------------------------------------------------------------------
  (Cost $13,000)                                                          9,497


                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
  ASSET-BACKED SECURITIES - 7.0%

     AmeriCredit Automobile Receivables Trust,
       Series 2001-D, Class A4,
       4.41%, 11/12/08                                   $   5,000        4,995
     BMW Vehicle Owner Trust, Series 2001-A,
       Class A4,
       5.11%, 5/25/06                                          183          188
     Compucredit Credit Card Master Trust,
       Series 2001-1A,
       Class A, (1)
       4.15%, 1/15/08                                       11,378       11,428
     Delta Funding Mortgage Corp., Interest Only
       Stripped Security, Series 1991-1, Class A-4, /(1)/
       7.50%, 3/15/06                                            -            8
     DLJ Mortgage Acceptance Corp., Series 1994-Q8,
       Class 2A1,
       7.25%, 5/25/24                                          860          886
     Ford Credit Auto Owner Series 2001-C,
       Class A5,
       5.25%, 9/15/05                                          114          118
     Ford Credit Auto Owner Trust, Series 2001-E,
       Class A4,
       4.01%, 3/15/06                                        3,000        3,004
     Green Tree Financial Corp., Series 1996-9, Class A,
       7.69%, 1/15/28                                        5,846        6,179
     Green Tree Financial Coep., Series 1997-6, Class B1,
       7.17%, 1/15/29                                        6,108        5,358
     Household Private Label Credit Card Master Notes
       Trust I, Series 2001-1, Class A,
       2.22%, 6/16/08                                        3,235        3,239
     IMC Excess Cashflow Securities Trust,
       Series 1997-A, Class A, /(1)//(2)/
       7.41%, 11/26/28                                       9,970          199
     Isuzu Auto Owner Trust, Series 2001-1, Class A4,
       5.31%, 1/20/07                                           91           94
     Lehman Federal Housing Authority Title I Loan
       Trust, Interest Only Stripped Security,
       Series 1996-2, Class S,
       0.59%, 5/25/17                                            -          486
     Norwest Asset Securities Corp., Series 1998-6,
       Class A15,
           6.75%, 4/25/28                                      620          643
     PNC Mortgage Securities Corp., Series 1996-PR1,
           Class A, (1)
           7.06%, 4/28/27                                    3,533        3,012
     PP&L Transition Bond Co. LLC, Series 1999-1,
           Class A5,
           6.83%, 3/25/07                                    4,057        4,337
     PP&L Transition Bond Co. LLC, Series 1999-1,
           Class A6,
           6.96%, 12/26/07                                   2,000        2,165
     Residential Asset Mortgage Products, Inc.,
           Series 2001-RZ3, Class A1,
           4.66%, 5/25/18                                    4,353        4,397
     Residential Funding Mortgage Securities I,
           Series 2001-HI3, Class AI2,
           5.33%, 5/25/12                                    4,271        4,351
     Wells Fargo Mortgage Backed Securities Trust,
           Series 2001-13, Class A13,
           6.50%, 6/25/31                                    8,000        8,130
  ------------------------------------------------------------------------------
  Total Asset-Backed Securities
  ------------------------------------------------------------------------------
  (Cost $73,367)                                                         63,217


  CORPORATE BONDS - 38.6%

  Airlines - 1.5%
     Air 2 US Enhanced Equipment, /(1)/
           8.03%, 10/1/19                                   11,627       10,997
     Continental Airlines, Inc.,
           6.50%, 6/15/11                                       62           54
           6.70%, 6/15/21                                    2,405        2,148
     Delta Air Lines, Inc.,
           7.57%, 5/18/12                                       30           30
     United Air Lines, Inc.,
           7.78%, 1/1/14                                       101           99
     U.S.  Airways, Inc.,
           7.89%, 9/1/20                                        71           72
  ------------------------------------------------------------------------------
                                                                         13,400
  ------------------------------------------------------------------------------
  Auto Manufacturers - 1.3%
     Ford Motor Co.,
           7.45%, 7/16/31                                   12,255       11,584
  ------------------------------------------------------------------------------


See Notes to the Financial Statements.


FIXED INCOME PORTFOLIOS  124  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                            NOVEMBER 30,2001

                                                    PRINCIPAL
                                                     AMOUNT          VALUE
                                                      (000S)         (000S)
CORPORATE BONDS - 38.6% - (CONTINUED)

Auto Parts & Equipment - 0.1%
   Dura Operating Corp.,
     9.00%, 5/1/09                                   $ 1,000        $    965
----------------------------------------------------------------------------
Banks - 1.3%
   Bank of America Corp.,
     7.80%, 2/15/10                                    4,474           4,962
   Colonial Bank,
     9.38%, 6/1/11                                     1,250           1,316
   Marshall & Ilsley Corp.,
     5.75%, 9/1/06                                     2,694           2,762
   Sovereign Bancorp, Senior Notes,
    10.25%, 5/15/04                                    1,000           1,070
   Wells Fargo & Co.,
     7.25%, 8/24/05                                    1,500           1,627
----------------------------------------------------------------------------
                                                                      11,737
----------------------------------------------------------------------------
Building Materials - 0.2%
   Nortek, Inc.,
     9.88%, 6/15/11                                    1,500           1,489
----------------------------------------------------------------------------
Cable Television - 0.4%
   Charter Communications Holdings LLC,
     Senior Notes,
    10.75%, 10/1/09                                    1,500           1,605
   Mediacom Broadband LLC,/(1)/
    11.00%, 7/15/13                                    1,500           1,657
----------------------------------------------------------------------------
                                                                       3,262
----------------------------------------------------------------------------
Chemicals - 0.6%
   Airgas, Inc.,
     9.13%, 10/1/11                                    1,000           1,070
   Applied Extrusion Technologies, Inc.,/(1)/
    10.75%, 7/1/11                                     1,250           1,338
   Hercules, Inc.,/(1)/
    11.13%, 11/15/07                                     750             776
   ISP Chemco, Inc.,/(1)/
    10.25%, 7/1/11                                     1,250           1,281
   MacDermid, Inc.,
     9.13%, 7/15/11                                    1,000           1,035
----------------------------------------------------------------------------
                                                                       5,500
----------------------------------------------------------------------------
Commercial Services - 0.3%
   Avis Rent A Car, Inc., Senior Subordinated Notes,
    11.00%, 5/1/09                                     1,000           1,070
 Stewart Enterprises, Inc.,
    10.75%, 7/1/08                                     1,500           1,642
----------------------------------------------------------------------------
                                                                       2,712
----------------------------------------------------------------------------
Cosmetics/Personal Care - 0.3%
   Armkel LLC, (1)
     9.50%, 8/15/09                                    1,500           1,616
   Elizabeth Arden, Inc.,
     11.75%, 2/1/11                                      750             790
----------------------------------------------------------------------------
                                                                       2,406
----------------------------------------------------------------------------
Diversified Financial Services - 6.8%
   Boeing Capital Corp.,
     7.10%, 9/27/05                                      176             186
   Capital One Bank,
     8.25%, 6/15/05                                    2,547           2,652
   Capital One Bank, Senior Notes,
     6.62%, 8/4/03                                     3,064           3,139
   CIT Group, Inc.,
     7.38%, 3/15/03                                      272             285
   Citigroup, Inc.,
     7.25%, 10/1/10                                    2,916           3,157
   Countrywide Home Loans, Inc.,
     5.50%, 8/1/06                                       126             127
   Duke Capital Corp.,
     7.25%, 10/1/04                                    1,378           1,474
   Ford Motor Credit Co.,
     6.88%, 2/1/06                                       251             258
     5.00%, 10/15/06                                  17,320          17,531
     7.38%, 2/1/11                                        18              19
   General Motors Acceptance Corp.,
     7.50%, 7/15/05                                    3,954           4,155
     6.13%, 9/15/06                                    5,015           5,052
     6.88%, 9/15/11                                    9,700           9,590
   John Deere Capital Corp.,
     5.13%, 10/19/06                                   8,250           8,156
   Morgan Stanley Dean Witter & Co.,
     6.75%, 4/15/11                                    3,543           3,684
   Salomon Smith Barney Holdings Co.,
     6.50%, 2/15/08                                      626             659
   Salomon, Inc., Senior Notes,
     7.20%, 2/1/04                                       786             843
----------------------------------------------------------------------------
                                                                      60,967
----------------------------------------------------------------------------
Electric - 5.5% AES Corp.,
     9.50%, 6/1/09                                       500             498
     9.38%, 9/15/10                                    1,000             995

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  125  FIXED INCOME PORTFOLIOS

-------------------------------------
    FIXED INCOME PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS

    BOND PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT    VALUE
                                                           (000S)    (000S)

CORPORATE BONDS 38.6% - (CONTINUED)

Electric - 5.5% - (continued)
   AES Corp., Senior Notes,
     10.25%, 7/15/06                                      $ 1,250    $ 1,225
   Calpine Corp.,
     8.50%, 2/15/11                                        10,250     10,207
   Dominion Resources, Inc.,
     7.82%, 9/15/04                                         3,159      3,396
   DPL, Inc.,
     8.25%, 3/1/07                                          5,848      6,339
   Mirant Americas Generation, Inc.,
     7.63%, 5/1/06                                          5,139      5,132
     8.50%, 10/1/21 /(1)/                                   6,630      6,174
   NRG Energy, Inc.,
     6.75%, 7/15/06                                         3,552      3,617
   PPL Energy Supply LLC, /(1)/
     6.40%, 11/1/11                                         2,805      2,695
   Progress Energy, Inc., Senior Notes,
     6.75%, 3/1/06                                             82         86
   PSEG Power LLC, /(1)/
     6.88%, 4/15/06                                           110        114
     7.75%, 4/15/11                                         3,275      3,534
   Teco Energy, Inc.,
     7.20%, 5/1/11                                          5,342      5,565
----------------------------------------------------------------------------
                                                                      49,577
----------------------------------------------------------------------------
Entertainment - 0.1%
   Steinway Musical Instruments,
     8.75%, 4/15/11                                           500        495
----------------------------------------------------------------------------
Environmental Control - 1.0%
   WMX Technologies, Inc., Puttable 8/1/03,
     7.10%, 8/1/26                                          8,413      8,744
----------------------------------------------------------------------------
Food - 0.6%
   Del Monte Corp.,
     9.25%, 5/15/11                                         1,000      1,062
   Dominos, Inc., Series B,
     10.38%, 1/15/09                                          750        801
   Luigino's, Inc., Senior Subordinated Notes,
     10.00%, 2/1/06                                           750        731
   Pilgrims Pride Corp.,
     9.63%, 9/15/11                                         2,000      2,155
   Safeway, Inc.,
     7.00%, 9/15/02                                           137        141
   Sbarro, Inc.,
     11.00%, 9/15/09                                          500        488
----------------------------------------------------------------------------
                                                                       5,378
----------------------------------------------------------------------------
Forest Products & Paper - 0.2%
   Caraustar Industries, Inc.,
     9.88%, 4/1/11                                          1,500      1,582
----------------------------------------------------------------------------
Health Care - 0.0%
   Insight Health Services, /(1)/
     9.88%, 11/1/11                                           250        262
----------------------------------------------------------------------------
Healthcare-Services - 0.6%
   Alaris Medical System, /(1)/
    11.63%, 12/1/06                                         1,000      1,080
   Protective Life, Inc., /(1)/
     5.88%, 8/15/06                                         3,166      3,212
   Select Medical Corp.,
     9.50%, 6/15/09                                         1,000      1,020
----------------------------------------------------------------------------
                                                                       5,312
----------------------------------------------------------------------------
Home Builders - 0.1%
   WCI Communities, Inc.,
     10.63%, 2/15/11                                        1,000      1,032
----------------------------------------------------------------------------
Home Furnishings - 0.1%
   Windmere-Durable Holdings, Inc.,
      Senior Subordinated Notes,
     10.00%, 7/31/08                                        1,000        975
----------------------------------------------------------------------------
Household Products/Wares - 0.0%
   Unilever Capital Corp.,
     6.88%, 11/1/05                                             7          8
----------------------------------------------------------------------------
Insurance - 0.6%
   Hartford Life, Senior Notes,
     7.38%, 3/1/31                                          2,937      3,046
   Lumberman's Mutual Casualty Co., /(1)/
     9.15%, 7/1/26                                          2,012      1,705
   Willis Corroon Corp.,
     9.00%, 2/1/09                                          1,000      1,045
----------------------------------------------------------------------------
                                                                       5,796
----------------------------------------------------------------------------
Leisure Time - 0.1%
   Bally Total Fitness Holdings,
     Senior Subordinated Notes, Series D,
     9.88%, 10/15/07                                        1,000      1,030
----------------------------------------------------------------------------
Lodging - 0.6%
   Hammons (John Q.) Hotels,
     8.88%, 2/15/04                                         1,750      1,680
----------------------------------------------------------------------------

See Notes to Financial Statements.

FIXED INCOME PORTFOLIOS  126  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                            PRINCIPAL
                                                              AMOUNT       VALUE
                                                              (000S)      (000S)

CORPORATE BONDS - 38.6% - (CONTINUED)

Lodging - 0.6% - (continued)
   Hilton Hotels Corp.,
      8.25%, 2/15/11                                         $ 1,874     $ 1,828
   MGM Mirage,
      8.38%, 2/1/11                                              750         748
   Park Place Entertainment,
      8.13%, 5/15/11                                             500         497
--------------------------------------------------------------------------------
                                                                           4,753
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.1%
   Terex Corp.,
      10.38%, 4/1/11                                           1,000       1,040
--------------------------------------------------------------------------------
Machinery - Diversified - 0.3%
   Deere & Co.,
      7.13%, 3/3/31                                              835         857
   Ingersoll-Rand Co.,
      5.75%, 2/14/03                                           2,097       2,161
--------------------------------------------------------------------------------
                                                                           3,018
--------------------------------------------------------------------------------
Media - 1.8%
   American Media Operation, Inc.,
      Senior Subordinated Notes,
      10.25%, 5/1/09                                             750         761
   Reed Elsevier Capital, Inc.,
      6.13%, 8/1/06                                            1,570       1,606
   Salem Communications Holding Corp., /(1)/
      9.00%, 7/1/11                                            1,500       1,583
   Time Warner, Inc.,
      9.15%, 2/1/23                                            7,024       8,507
   Viacom, Inc.,
      7.88%, 7/30/30                                           2,894       3,258
   WRC Media, Inc.,
      12.75%, 11/15/09                                           750         754
--------------------------------------------------------------------------------
                                                                          16,469
--------------------------------------------------------------------------------
Mining - 0.1%
   Compass Minerals Group, /(1)/
      10.00%, 8/15/11                                            800         846
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.3%
   Baytex Energy Ltd.,
      10.50%, 2/15/11                                          2,000       1,880
   Dresser, Inc.,
      9.38%, 4/15/11                                           1,000       1,055
--------------------------------------------------------------------------------
                                                                           2,935
--------------------------------------------------------------------------------
Oil & Gas - 4.1%
   Conoco Funding Co.,
      5.45%, 10/15/06                                          5,045       5,069
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                                           2,575       2,562
   Devon Financing Corp., /(1)/
      6.88%, 9/30/11                                          11,970      11,654
      7.88%, 9/30/31                                          12,800      12,700
   Phillips Petroleum Co.,
      8.50%, 5/25/05                                           3,814       4,229
   Westport Resources Corp., /(1)/
      8.25%, 11/1/11                                             750         767
--------------------------------------------------------------------------------
                                                                          36,981
--------------------------------------------------------------------------------
Oil & Gas Producers - 0.4%
   Chesapeake Energy Corp., Senior Notes,
      8.13%, 4/1/11                                            1,250       1,228
   Comstock Resources, Inc.,
      11.25%, 5/1/07                                             500         494
   Denbury Resources, Inc., /(1)/
      9.00%, 3/1/08                                            1,250       1,169
   Plains Resources, Inc.,
      10.25%, 3/15/06                                            500         510
--------------------------------------------------------------------------------
                                                                           3,401
--------------------------------------------------------------------------------
Oil & Gas Services - 0.2%
   Key Energy Services, Inc.,
      8.38%, 3/1/08                                            1,500       1,519
--------------------------------------------------------------------------------
Packaging & Containers - 0.2%
   Consolidated Container Co. LLC,
     Senior Subordinated Notes,
      10.13%, 7/15/09                                            500         365
   Plastipak Holdings, Inc., /(1)/
      10.75%, 9/1/11                                           1,000       1,070
--------------------------------------------------------------------------------
                                                                           1,435
--------------------------------------------------------------------------------
Pipelines - 0.3%
   Duke Energy Field Services LLC,
      7.88%, 8/16/10                                           2,249       2,403
--------------------------------------------------------------------------------
Real Estate - 0.3%
   Blum CB Corp., Senior Subordinated Notes, /(1)/
      11.25%, 6/15/11                                          1,000         790
   EOP Operating LP,
      7.75%, 11/15/07                                          1,959       2,108
--------------------------------------------------------------------------------
                                                                           2,898
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  127  FIXED INCOME PORTFOLIOS

----------------------------------
    FIXED INCOME PORTFOLIOS
----
      SCHEDULE OF INVESTMENTS

      BOND PORTFOLIO (continued)

                                                           PRINCIPAL
                                                             AMOUNT     VALUE
                                                             (000S)     (000S)
    CORPORATE BONDS-38.6% - (CONTINUED)

    REITS - 0.2%
       iStar Financial, Inc.,
          9.88%, 11/15/10                                   $ 2,000   $   2,062
    ---------------------------------------------------------------------------
    Remediation Services - 0.2%
       Allied Waste N.A., Inc., Senior Subordinated Notes,
          10.00%, 8/1/09                                      1,250       1,302
       IT Group, Inc., Senior Subordinated Notes,
          Series B,
          11.25%, 4/1/09                                      1,250         738
    ---------------------------------------------------------------------------
                                                                          2,040
    ---------------------------------------------------------------------------
    Retail - 0.4%
       GAP, Inc., /(1)/
          8.80%, 12/15/08                                     1,000       1,049
       Kmart Corp., /(1)/
          9.88%, 6/15/08                                        750         675
       Office Depot, Inc.,
          10.00%, 7/15/08                                       750         816
       Rite Aid Corp., /(1)/
          11.25%, 7/1/08                                      1,000       1,020
    ---------------------------------------------------------------------------
                                                                          3,560
    ---------------------------------------------------------------------------
    Savings & Loans - 0.1%
       Peoples Bank Bridgeport, Subordinated Notes,
          9.88%, 11/15/10                                     1,000       1,083
    ---------------------------------------------------------------------------
    Telecommunications - 6.0%
       AT&T Corp.,/(1)/
          7.30%, 11/15/11                                     6,915       6,947
          8.00%, 11/15/31                                     7,895       7,935
       AT&T Wireless Services, Inc.,
          7.88%, 3/1/11                                       9,230       9,853
       Cox Communications, Inc.,
          7.75%, 11/1/10                                      2,419       2,657
          6.75%, 3/15/11                                      1,849       1,901
       Nextel Partners, Inc.,/(1)/
          12.50%, 11/15/09                                      500         467
       Qwest Capital Funding, Inc.,
          7.75%, 8/15/06                                      1,380       1,451
          6.90%, 5/1/19                                       4,720       4,364
       WorldCom, Inc.,
          7.50%, 5/15/11                                      5,408       5,556
       WorldCom, Inc., Senior Notes,
          6.40%, 8/15/05                                      7,694       7,866
       Sprint Capital Corp.,
          6.00%, 1/15/07 /(1)/                                4,857       4,840
       XM Satellite Radio, Inc.,
          14.00%, 3/15/10                                       500         330
    ---------------------------------------------------------------------------
                                                                         54,167
    ---------------------------------------------------------------------------
    Telecommunications Services - 0.3%
       Alamosa Delaware, Inc.,
          12.50%, 2/1/11                                      1,500       1,586
       Citizens Communications Co., /(1)/
          6.38%, 8/15/04                                         37          38
       Leap Wireless, Senior Notes,
          12.50%, 4/15/10                                       500         380
       Nextel Partners PCS, Inc., Senior Notes,
          11.00%, 3/15/10                                     1,000         865
    ---------------------------------------------------------------------------
                                                                          2,869
    ---------------------------------------------------------------------------
    Tobacco - 0.1%
       Dimon, Inc.,/(1)/
          9.63%, 10/15/11                                     1,000       1,045
    ---------------------------------------------------------------------------
    Transportation - 0.7%
       Caliber System, Inc.,
          7.80%, 8/1/06                                       2,125       2,268
       Roadway Corp., /(1)/
          8.25%, 12/1/08                                      4,000       4,043
    ---------------------------------------------------------------------------
                                                                          6,311
    ---------------------------------------------------------------------------
    Utilities - 0.2%
       AmeriGas Partners LP/AmeriGas Eagle Finance
          Corp.,/(1)/
          8.88%, 5/20/11                                      1,500       1,560
    ---------------------------------------------------------------------------
    Total Corporate Bonds
    ---------------------------------------------------------------------------
    (Cost $343,934)                                                     346,608


    DEBT OBLIGATION - 0.3%

    Sovereign - 0.3%
       United Mexican States,
          8.38%, 1/14/11                                      2,750       2,831
    ---------------------------------------------------------------------------
    Total Debt Obligation
    ---------------------------------------------------------------------------
    (Cost $2,821)                                                         2,831


See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  128  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


                                                         PRINCIPAL
                                                          AMOUNT      VALUE
                                                          (000S)      (000S)
FOREIGN BONDS - 8.1%
Aerospace/Defense - 0.1%
   Dunlop Standard Aerospace Holdings PLC,
     Senior Notes,
     11.88%, 5/15/09                                    $    750     $    757
-------------------------------------------------------------------------------
Banks - 0.1%
   Standard Chartered Bank, (1)
     8.00%, 5/30/31                                        1,145        1,203
-------------------------------------------------------------------------------
Beverages - 0.1%
   Cott Corp.,
     9.38%, 7/1/05                                         1,000        1,015
-------------------------------------------------------------------------------
Cable Television - 0.1%
   Callahan Nordrhein-Westfalen, Senior Notes,
     14.00%, 7/15/10                                         750          562
   Telewest Communications PLC, Senior Notes,
     11.00%, 10/1/07                                         500          395
-------------------------------------------------------------------------------
                                                                          957
-------------------------------------------------------------------------------
Chemicals - 0.1%
   Avecia Group PLC,
     11.00%, 7/1/09                                        1,000          965
-------------------------------------------------------------------------------
Diversified Financial Services - 0.2%
   Bunge Trading Ltd., (1)
     9.25%, 5/1/02                                         1,865        1,870
   John Deere BV,
     5.88%, 4/6/06                                            75           76
-------------------------------------------------------------------------------
                                                                        1,946
-------------------------------------------------------------------------------
Electric - 0.4%
   TXU Eastern Funding Co.,
     6.45%, 5/15/05                                        1,868        1,896
     6.75%, 5/15/09                                        1,895        1,879
-------------------------------------------------------------------------------
                                                                        3,775
-------------------------------------------------------------------------------
Forest Products & Paper - 0.4%
   Bowater Canada, /(1)/
     7.95%, 11/15/11                                       3,500        3,602
-------------------------------------------------------------------------------
Health Care - 0.1%
   Dynacare, Inc., Senior Notes,
     10.75%, 1/15/06                                       1,000        1,050
-------------------------------------------------------------------------------
Oil & Gas - 0.6%
   Petroleos Mexicanos, /(1)/
     6.50%, 2/1/05                                         4,182        4,250
   Repsol International Finance BV,
     7.45%, 7/15/05                                        1,261        1,360
-------------------------------------------------------------------------------
                                                                        5,610
-------------------------------------------------------------------------------
Telecommunications - 5.7%
   British Telecommunications PLC,
     7.63%, 12/15/05                                       9,380       10,143
     8.13%, 12/15/10                                       6,688        7,478
     8.63%, 12/15/30                                       4,376        5,104
   Deutsche Telekom International Finance,
     7.75%, 6/15/05                                        8,635        9,304
   Royal KPN N.V.,
     7.50%, 10/1/05                                        3,370        3,395
   Telefonica Europe BV,
     7.75%, 9/15/10                                       10,855       11,791
   Telus Corp.,
     7.50%, 6/1/07                                         3,650        3,824
-------------------------------------------------------------------------------
                                                                       51,039
-------------------------------------------------------------------------------
Telecommunications Services - 0.1%
   PTC International Finance,
     11.25%, 12/1/09                                         500          505
-------------------------------------------------------------------------------
Transportation - 0.1%
   Teekay Shipping Corp.,
     8.88%, 7/15/11                                          500          519
-------------------------------------------------------------------------------
Total Foreign Bonds
-------------------------------------------------------------------------------
(Cost $70,950)                                                         72,943


U.S. GOVERNMENT AGENCIES - 38.6%
Fannie Mae - 36.2%
     4.75%, 3/15/04                                       31,091       32,019
     4.38%, 10/15/06                                      17,725       17,589
     5.25%, 1/15/09                                        2,080        2,098
     6.00%, 12/1/14                                       38,585       39,055
   Interest Only Stripped Security,
     Series 278, Class 2,
     1.25%, 8/1/25                                             -          165
   Pool #253798,
     6.00%, 5/1/16                                        37,275       37,729
   Pool #254004,
     6.50%, 11/1/16                                       38,225       39,288
   Pool #254050,
     6.50%, 10/1/31                                       56,037       56,667
   Pool #535714,
     7.50%, 1/1/31                                         9,311        9,680
   Pool #535750,
     6.00%, 12/31/40                                       5,918        6,018


See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  129  FIXED INCOME PORTFOLIOS

--------------------------------------
     FIXED INCOME PORTFOLIOS
-----
       SCHEDULE OF INVESTMENTS                                 NOVEMBER 30, 2001

       BOND PORTFOLIO (continued)

                                                   PRINCIPAL
                                                    AMOUNT         VALUE
                                                    (000S)         (000S)
U.S. GOVERNMENT AGENCIES - 38.6% - (CONTINUED)
   Pool #535982,
     7.50%, 5/1/27                                $ 22,066     $  22,942
   Pool #581669,
     6.50%, 7/1/31                                  49,576        50,134
   Pool #585617,
     7.00%, 5/1/31                                       6             6
   Pool #C00835,
     6.50%, 7/1/29                                   6,779         6,874
   Pool #C55471,
     8.50%, 7/1/31                                   5,113         5,445
--------------------------------------------------------------------------
                                                                 325,709
--------------------------------------------------------------------------
Freddie Mac - 0.0%
   Series 2315, Class CM,
     6.50%, 1/15/25                                    361           375
--------------------------------------------------------------------------
Freddie Mac Gold - 1.2%
   Pool #C48569,
     8.50%, 3/1/31                                  10,230        10,895
--------------------------------------------------------------------------
Government National Mortgage Association - 1.2%
   Pool #780522,
     9.00%, 11/15/17                                 9,652        10,466
--------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------
(Cost $ 346,946)                                                 347,445


U.S. GOVERNMENT OBLIGATIONS - 7.8%
U.S. Treasury Bonds - 6.5%
     8.88%, 2/15/19                                  2,239         3,073
     8.13%, 8/15/19                                 24,585        31,826
     5.50%, 8/15/28                                 24,000        23,899
--------------------------------------------------------------------------
                                                                  58,798
--------------------------------------------------------------------------
U.S. Treasury Note - 1.3%
     3.50%, 11/15/06                                11,782        11,490
--------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------
(Cost $71,064)                                                    70,288


SHORT - TERM INVESTMENT - 5.7%
   Banque Bruxelles Lambert, Brussels,
     Eurodollar Time Deposit,
     2.09%, 12/3/01                                 50,992        50,992
--------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------
(Cost $50,992)                                                    50,992


--------------------------------------------------------------------------
Total Investments - 107.2%
--------------------------------------------------------------------------
(Cost $973,074)                                                  963,821
   Liabilities less Other Assets - (7.2)%                        (64,570)
--------------------------------------------------------------------------
NET ASSETS - 100.0%                                            $ 899,251


(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the value of these securities amounted to approximately $131,708,000 or 14.6% of net assets.

(2)  Issuer has defaulted on terms of debt obligation.


See Notes to the Financial Statements.


FIXED INCOME PORTFOLIOS  130  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                            ------------------------------------
                                                         FIXED INCOME PORTFOLIOS
                                                                            ----
 SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2001

 CORE BOND PORTFOLIO

                                                          NUMBER         VALUE
                                                         OF SHARES       (000S)
CONVERTIBLE PREFERRED STOCK - 0.9%

Agency - 0.9%
   Home Ownership Funding Corp./(1)/                      2,000         $ 1,461
-------------------------------------------------------------------------------
Total Convertible Preferred Stock
-------------------------------------------------------------------------------
(Cost $   1,515)                                                          1,461

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)         (000S)
ASSET - BACKED SECURITIES - 9.4%

   AmeriCredit Automobile Receivables Trust,
          Series 2001-D, Class A4,
          4.41%, 11/12/08                               $ 1,250           1,259
   Compucredit Credit Card Master Trust,
          Series 2001-1A,
          Class A, /(1)/
          4.15%, 1/15/08                                  2,350           2,360
   DLJ Mortgage Acceptance Corp., Series 1994-Q8,
          Class 2A1,
          7.25%, 5/25/24                                    168             173
   Ford Credit Auto Owner Trust, Series 2001-E,
          Class A4,
          4.01%, 3/15/06                                  1,000           1,001
   Green Tree Financial Corp., Series 1996-9, Class A,
          7.69%, 1/15/28                                  1,140           1,212
   Green Tree Financial Corp., Series 1997-6, Class B1,
          7.17%, 1/15/29                                  1,192           1,194
   Lehman Federal Housing Authority Title Loan Trust,
          Interest Only Stripped Security,
          Series 1996-2, Class S,
          0.59%, 5/25/17                                      -              95
   Norwest Asset Securities Corp., Series 1998-6,
          Class A15,
          6.75%, 4/25/28                                  1,475           1,524
   PNC Mortgage Securities Corp., Series 1996-PR1,
          Class A, /(1)/
          7.06%, 4/28/27                                    689             588
   PP&L Transition Bond Co. LLC, Series 1999-1,
          Class A5,
          6.83%, 3/25/07                                  2,743           2,932
   PP&L Transition Bond Co. LLC, Series 1999-1,
          Class A6,
          6.96%, 12/26/07                                   400             433
   Residential Asset Mortgage Products, Inc.,
          Series 2001-RZ3,
          Class A1,
          4.66%, 5/25/18                                    853             859
   Residential Funding Mortgage Securities I,
          Series 2001-HI3,
          Class AI2,
          5.33%, 5/25/12                                  1,000           1,019
-------------------------------------------------------------------------------
Total Asset-Backed Securities
-------------------------------------------------------------------------------
(Cost $14,320)                                                           14,649


CORPORATE BONDS - 36.4%

Airlines - 1.8%
   Air 2 US Enhanced Equipment,/(1)/
          8.03%, 10/1/19                                  2,270           2,147
   Continental Airlines, Inc.,
          6.70%, 6/15/21                                    450             402
   Delta Air Lines, Inc.,
          7.57%, 11/18/10                                    55              55
   United Air Lines, Inc.,
          7.78%, 1/1/14                                     101              99
   U.S. Airways, Inc.,
          7.89%, 3/1/19                                     114             116
-------------------------------------------------------------------------------
                                                                          2,819
-------------------------------------------------------------------------------
Auto Manufacturers - 1.3%
   Ford Motor Co.,
          7.45%, 7/16/31                                  2,070           1,957
-------------------------------------------------------------------------------
Banks - 1.1%
   Bank of America Corp.,
          7.80%, 2/15/10                                    950           1,054
   Marshall & Ilsley Corp.,
          5.75%, 9/1/06                                     615             630
-------------------------------------------------------------------------------
                                                                          1,684
-------------------------------------------------------------------------------
Diversified Financial Services - 10.5%
   American Express Co.,
          6.88%, 11/1/05                                     35              37
   Capital One Bank,
          8.25%, 6/15/05                                    555             578
   Capital One Bank, Senior Notes,
          6.62%, 8/4/03                                     580             594
   Citigroup, Inc.,
          7.25%, 10/1/10                                  1,660           1,797
   Duke Capital Corp.,
          7.25%, 10/1/04                                    290             310
   Ford Motor Credit Co.,
          6.88%, 2/1/06                                   1,730           1,781
          6.50%, 1/25/07                                  2,765           2,799


See Notes to the Financial Statements.

 NORTHERN INSTITUTIONAL PORTFOLIOS ANNUAL REPORT   131   FIXED INCOME PORTFOLIOS

---------------------------------------
    FIXED INCOME PORTFOLIOS
----
      SCHEDULE OF INVESTMENTS

      CORE BOND PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                       (000S)       (000S)
CORPORATE BONDS - 36.4% -(CONTINUED)

Diversified Financial Services - 10.5% - (continued)
   General Electric Capital Corp.,
     7.38%, 1/19/10                                 $   780      $    885
   General Motors Acceptance Corp.,
     7.50%, 7/15/05                                     643           676
     6.13%, 9/15/06                                   1,000         1,007
     6.88%, 9/15/11                                   2,100         2,076
   John Deere Capital Corp.,
     5.13%, 10/19/06                                  1,560         1,542
   Morgan Stanley Dean Witter & Co.,
     6.75%, 4/15/11                                   1,855         1,929
   Salomon Smith Barney Holdings Co.,
     6.50%, 2/15/08                                     116           122
   Salomon, Inc., Senior Notes,
     7.20%, 2/1/04                                      189           203
-------------------------------------------------------------------------
                                                                   16,336
-------------------------------------------------------------------------
Electric - 5.0%
   Dominion Resources, Inc.,
     7.82%, 9/15/04                                     690           742
   DPL, Inc.,
     8.25%, 3/1/07                                    1,028         1,114
   Mirant Americas Generation, Inc.,
     7.63%, 5/1/06                                      985           984
     8.50%, 10/1/21/(1)/                              1,145         1,080
   NRG Energy, Inc.,
     6.75%, 7/15/06                                     735           736
   PPL Energy Supply LLC,/(1)/
     6.40%, 11/1/11                                   1,180         1,133
   PSEG Power LLC,/(1)/
     7.75%, 4/15/11                                     610           658
   Teco Energy, Inc.,
     7.20%, 5/1/11                                    1,285         1,339
-------------------------------------------------------------------------
                                                                    7,786
-------------------------------------------------------------------------
Environmental Control - 1.1%
   WMX Technologies, Inc., Puttable 8/1/03,
     7.10%, 8/1/26                                    1,623         1,687
-------------------------------------------------------------------------
Food - 0.0%
   Safeway, Inc.,
     7.50%, 9/15/09                                      35            38
-------------------------------------------------------------------------
Healthcare-Services - 0.4%
   Protective Life, Inc., /(1)/
     5.88%, 8/15/06                                     650           659
-------------------------------------------------------------------------
Insurance - 0.6%
   Hartford Life, Senior Notes,
     7.38%, 3/1/31                                      573           595
   Lumberman's Mutual Casualty Co.,/(1)/
     9.15%, 7/1/26                                      385           326
-------------------------------------------------------------------------
                                                                      921
-------------------------------------------------------------------------
Machinery - Diversified - 0.4%
   Deere & Co.,
     7.13%, 3/3/31                                      160           164
   Ingersoll-Rand Co.,
     5.75%, 2/14/03                                     457           471
-------------------------------------------------------------------------
                                                                      635
-------------------------------------------------------------------------
Media - 1.7%
   Reed Elsevier Capital, Inc.,
     6.13%, 8/1/06                                      320           327
   Time Warner, Inc.,
     9.15%, 2/1/23                                    1,366         1,654
   Viacom, Inc.,
     7.88%, 7/30/30                                     561           632
-------------------------------------------------------------------------
                                                                    2,613
-------------------------------------------------------------------------
Oil & Gas - 4.7%
   Conoco Funding Co.,
     5.45%, 10/15/06                                    870           874
   Consolidated Natural Gas Co.,
     5.38%, 11/1/06                                     445           443
   Devon Financing Corp., /(1)/
     6.88%, 9/30/11                                   2,455         2,390
     7.88%, 9/30/31                                   2,625         2,604
   Phillips Petroleum Co.,
     8.50%, 5/25/05                                     855           948
-------------------------------------------------------------------------
                                                                    7,259
-------------------------------------------------------------------------
Pipelines - 0.3%
   Duke Energy Field Services LLC,
     7.88%, 8/16/10                                     488           521
-------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   132   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001


                                                          PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)      (000S)

    CORPORATE BONDS - 36.4% - (CONTINUED)

    Real Estate - 0.1%
       EOP Operating LP,
         7.75%, 11/15/07                                  $    145     $    156
    ----------------------------------------------------------------------------
    Telecommunications - 6.9%
       AT&T Corp., /(1)/
         8.00%, 11/15/06                                     1,400        1,407
         7.30%, 11/15/11                                     1,225        1,231
       AT&T Wireless Services, Inc.,
         7.88%, 3/1/11                                       1,675        1,788
       Cox Communications, Inc.,
         7.75%, 11/1/10                                        521          572
         6.75%, 3/15/11                                        356          366
       Sprint Capital Corp.,
         6.00%, 1/15/07 /(1)/                                1,230        1,226
         6.90%, 5/1/19                                         940          869
       WorldCom, Inc.,
         7.50%, 5/15/11                                      1,085        1,115
       WorldCom, Inc., Senior Notes,
         6.40%, 8/15/05                                      2,077        2,123
    ----------------------------------------------------------------------------
                                                                         10,697
    ----------------------------------------------------------------------------
    Telecommunications Services - 0.2%
       Citizens Communications Co., /(1)/
         6.38%, 8/15/04                                        375          382
    ----------------------------------------------------------------------------
    Transportation - 0.3%
       Caliber System, Inc.,
         7.80%, 8/1/06                                         425          454
  ------------------------------------------------------------------------------
    Total Corporate Bonds
  ------------------------------------------------------------------------------
    (Cost $56,319)                                                       56,604



    FOREIGN BONDS - 7.6%

    Banks - 0.2%
       Standard Chartered Bank, /(1)/
         8.00%, 5/30/31                                        235          247
    ----------------------------------------------------------------------------
    Diversified Financial Services - 0.2%
       Bunge Trading Ltd., /(1)/
         9.25%, 5/1/02                                         342          343
    ----------------------------------------------------------------------------
    Electric - 0.6%
       TXU Eastern Funding Co.,
         6.45%, 5/15/05                                        409          415
         6.75%, 5/15/09                                        550          545
    ----------------------------------------------------------------------------
                                                                            960
    ----------------------------------------------------------------------------
    Oil & Gas - 0.2%
       Repsol International Finance BV,
         7.45%, 7/15/05                                        249          269
    ----------------------------------------------------------------------------
    Telecommunications - 6.4%
       British Telecommunications PLC,
         7.88%, 12/15/05                                     1,900        2,054
         8.13%, 12/15/10                                     1,501        1,678
         8.63%, 12/15/30                                       879        1,025
       Deutsche Telekom International Finance,
         7.75%, 6/15/05                                      1,500        1,616
       Royal KPN N.V.,
         7.50%, 10/1/05                                        685          690
       Telefonica Europe BV,
         7.75%, 9/15/10                                      2,035        2,211
       Telus Corp.,
         7.50%, 6/1/07                                         725          760
  ------------------------------------------------------------------------------
                                                                         10,034
  ------------------------------------------------------------------------------
    Total Foreign Bonds
  ------------------------------------------------------------------------------
    (Cost $11,484)                                                       11,853



    U.S. GOVERNMENT AGENCIES - 35.5%

    Fannie Mae - 33.0%
         5.63%, 5/14/04                                        955        1,003
         4.38%, 10/15/06                                     4,730        4,694
         6.00%, 12/1/28                                      6,835        6,762
       Interest Only Stripped Security,
         Series 278, Class 2,
         1.25%, 8/1/25                                           -           32
       Pool #253798,
         6.00%, 11/1/16                                      6,625        6,706
       Pool #254004,
         6.50%, 11/1/16                                      6,620        6,804
       Pool #254050,
         6.50%, 12/31/40                                     3,448        3,487
       Pool #535714,
         7.50%, 1/1/31                                       2,078        2,161
       Pool #535750,
         6.00%, 12/31/40                                     1,223        1,246



See Notes to the Financial Statements.


        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  133  FIXED INCOME PORTFOLIOS

-------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS                                NOVEMBER 30, 2001

       CORE BOND PORTFOLIO (continued)



                                                          PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)      (000S)

    U.S. GOVERNMENT AGENCIES - 35.5% - (CONTINUED)

    Fannie Mae - 33.0% - (continued)
       Pool #535982,
         7.50%, 5/1/31                                    $  4,260     $  4,429
       Pool #581669,
         6.50%, 7/1/31                                      11,335       11,463
       Pool #C00835,
         6.50%, 7/1/29                                       1,323        1,342
       Pool #C55471,
         8.50%, 7/1/31                                       1,075        1,145
    ----------------------------------------------------------------------------
                                                                         51,274
    ----------------------------------------------------------------------------
    Freddie Mac Gold - 1.4%
       Pool #C48569,
         8.50%, 3/1/31                                       2,037        2,170
    ----------------------------------------------------------------------------
    Government National Mortgage Association - 1.1%
       Pool #780131,
         9.00%, 7/15/10                                      1,666        1,792
  ------------------------------------------------------------------------------
    Total U.S. Government Agencies
  ------------------------------------------------------------------------------
    (Cost $55,254)                                                       55,236



    U.S. GOVERNMENT OBLIGATIONS - 10.7%

       U.S. Treasury Bonds - 7.5%
         8.13%, 8/15/19                                      6,110        7,910
         6.38%, 8/15/27                                         10           11
         5.50%, 8/15/28                                      3,725        3,709
    ----------------------------------------------------------------------------
                                                                         11,630
    ----------------------------------------------------------------------------
    U.S. Treasury Notes - 3.2%
         4.63%, 5/15/06                                      2,700        2,769
         3.50%, 11/15/06                                     2,320        2,263
    ----------------------------------------------------------------------------
                                                                          5,032
  ------------------------------------------------------------------------------
    Total U.S. Government Obligations
  ------------------------------------------------------------------------------
    (Cost $16,803)                                                       16,662



    SHORT-TERM INVESTMENT - 2.0%

       Banque Bruxelles Lambert, Brussels,
       Eurodollar Time Deposit,
         2.09%, 12/3/01                                      3,068        3,068
  ------------------------------------------------------------------------------
    Total Short-Term Investment
  ------------------------------------------------------------------------------
    (Cost $3,068)                                                         3,068




  ------------------------------------------------------------------------------
    Total Investments - 102.5%
  ------------------------------------------------------------------------------
    (Cost $158,763)                                                     159,533
       Liabilities less Other Assets - (2.5)%                            (3,991)
  ------------------------------------------------------------------------------
    NET ASSETS - 100.0%                                                $155,542

  (1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the value of these securities amounted to approximately $20,242,000 or 13.0% of net assets.


See Notes to the Financial Statements.


FIXED INCOME PORTFOLIOS  134  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                               ---------------------------------
                                                     FIXED INCOME PORTFOLIOS
                                                                            ----
   SCHEDULE OF INVESTMENTS                                  NOVEMBER 30, 2001

   U.S. TREASURY INDEX PORTFOLIO

                                                PRINCIPAL
                                                 AMOUNT           VALUE
                                                 (000S)           (000S)
U.S. GOVERNMENT OBLIGATIONS - 93.3%
U.S. Treasury Bonds - 35.4%
     14.00%, 11/15/11                            $  660         $   945
     12.50%, 8/15/14                              1,000           1,496
     7.25%, 5/15/16                               1,750           2,071
     9.00%, 11/15/18                              1,350           1,873
     8.75%, 8/15/20                               1,600           2,201
     8.00%, 11/15/21                              1,000           1,297
     6.25%, 8/15/23                               1,200           1,304
     6.50%, 11/15/26                              1,500           1,689
     5.25%, 2/15/29                               1,300           1,254
     6.25%, 5/15/30                               1,800           2,012
------------------------------------------------------------------------
                                                                 16,142
------------------------------------------------------------------------
U.S. Treasury Notes - 57.9%
     6.25%, 2/15/03                               1,300           1,361
     5.50%, 3/31/03                               1,800           1,874
     5.75%, 4/30/03                               1,750           1,831
     4.25%, 5/31/03                               1,500           1,539
     5.75%, 8/15/03                               1,500           1,576
     4.25%, 11/15/03                              1,000           1,027
     5.88%, 2/15/04                               1,200           1,274
     6.00%, 8/15/04                               1,850           1,980
     7.50%, 2/15/05                               1,500           1,679
     6.75%, 5/15/05                               1,200           1,318
     6.50%, 8/15/05                               1,300           1,423
     5.75%, 11/15/05                              1,500           1,602
     7.00%, 7/15/06                               1,300           1,458
     6.25%, 2/15/07                               1,000           1,095
     6.13%, 8/15/07                               1,000           1,091
     4.75%, 11/15/08                              1,000           1,012
     6.00%, 8/15/09                               1,000           1,086
     6.50%, 2/15/10                               1,000           1,121
     5.75%, 8/15/10                               1,000           1,072
------------------------------------------------------------------------
                                                                 26,419
------------------------------------------------------------------------
Total U.S. Government Obligations
------------------------------------------------------------------------
(Cost $41,257)                                                   42,561

SHORT-TERM INVESTMENT - 0.1%
 FHLB Discount Note,
     1.99%, 12/3/01                              $   45         $    45
------------------------------------------------------------------------
Total Short-Term Investment
------------------------------------------------------------------------
(Cost $45)                                                           45

------------------------------------------------------------------------
Total Investments - 93.4%
------------------------------------------------------------------------
(Cost $41,302)                                                   42,606

  Other Assets less Liabilities - 6.6%                            2,993
------------------------------------------------------------------------
NET ASSETS - 100.0%                                             $45,599

------------------------------------------------------------------------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  135  FIXED INCOME PORTFOLIOS

-------------------------------
    FIXED INCOME PORTFOLIOS
----
  SCHEDULE OF INVESTMENTS

  INTERMEDIATE BOND PORTFOLIO


                                                       PRINCIPAL
                                                        AMOUNT           VALUE
                                                        (000S)           (000S)

ASSET-BACKED SECURITIES - 3.0%

  AmeriCredit Automobile Receivables Trust,
    Series 2001-D, Class A4,
    4.41%, 11/12/08                                  $     350       $     352
  BMW Vehicle Owner Trust, Series 2001-A,
    Class A4,
    5.11%, 5/25/06                                         217             223
  Compucredit Credit Card MasterTrust,
    Series 2001-1A, Class A, (1)
    4.15%, 1/15/08                                         272             273
  Ford Credit Auto Owner Trust,
    Series 2001-C, Class A5,
    5.25%, 9/15/05                                         136             141
  IMC Excess Cashflow Securities Trust,
    Series 1997-A, Class A, (1) (2)
    7.41%, 11/26/28                                        343               7
  Isuzu Auto Owner Trust, Series 2001-1,
    Class A4,
    5.31%, 1/20/07                                         109             113
  Residential Asset Mortgage Products, Inc.,
    Series 2001-RZ3, Class A1,
    4.66%, 5/25/18                                         104             105
  Residential Funding Mortgage Securities I,
    Series 2001-HI3, Class AI2,
    5.33%, 5/25/12                                         109             111
------------------------------------------------------------------------------
Total Asset-Backed Securities
------------------------------------------------------------------------------
(Cost $1,624)                                                            1,325

CORPORATE BONDS - 37.8%

Airlines - 0.7%
  Continental Airlines, Inc.,
    6.50%, 6/15/11                                          73              64
  Delta Air Lines, Inc.,
    7.57%, 11/18/10                                         35              35
  United Air Lines, Inc.,
    7.78%, 1/1/14                                          119             117
  U.S. Airways, Inc.,
    7.89%, 3/1/19                                           83              84
------------------------------------------------------------------------------
                                                                           300
------------------------------------------------------------------------------
Banks - 2.5%
  Bank of America Corp.,
    7.80%, 2/15/10                                         906           1,005
  Marshall & Ilsley Corp.,
    5.75%, 9/1/06                                          111             114
------------------------------------------------------------------------------
                                                                         1,119
------------------------------------------------------------------------------
Diversified Financial Services - 16.4%
  Boeing Capital Corp.,
    7.10%, 9/27/05                                         209             221
  Capital One Bank,
    8.25%, 6/15/05                                         388             404
  Capital One Bank, Senior Notes,
    6.62%, 8/4/03                                          466             477
  CIT Group, Inc.,
    7.38%, 3/15/03                                         323             339
  Citigroup, Inc.,
    7.25%, 10/1/10                                         894             968
  Countrywide Home Loans, Inc.,
    5.50%, 8/1/06                                          999           1,004
  Duke Capital Corp.,
    7.25%, 10/1/04                                          87              93
  Ford Motor Credit Co.,
    6.88%, 2/1/06                                          299             308
    6.50%, 1/25/07                                         805             815
    7.38%, 2/1/11                                           22              23
  General Motors Acceptance Corp.,
    7.50%, 7/15/05                                         128             134
    6.13%, 9/15/06                                         345             347
    6.88%, 9/15/11                                         450             445
  John Deere Capital Corp.,
    5.13%, 10/19/06                                      1,170           1,157
  Morgan Stanley Dean Witter & Co.,
    6.75%, 4/15/11                                         497             517
  Salomon Smith Barney Holdings Co.,
    6.50%, 2/15/08                                          38              40
------------------------------------------------------------------------------
                                                                         7,292
------------------------------------------------------------------------------
Electric - 3.3%
  Dominion Resources, Inc.,
    7.82%, 9/15/14                                          71              76

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  136  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001


                                                     PRINCIPAL
                                                      AMOUNT          VALUE
                                                      (000S)          (000S)

CORPORATE BONDS - 37.8% - (CONTINUED)

Electric - 3.3% - (continued)
  DPL, Inc.,
    8.25%, 3/1/07                                    $     274        $    297
  Mirant Americas Generation, Inc.,
    7.63%, 5/1/06                                          216             216
  NRG Energy, Inc.,
    6.75%, 7/15/06                                         133             133
  PPL Energy Supply LLC, /(1)/
    6.40%, 11/1/11                                         295             284
  Progress Energy, Inc., Senior Notes,
    6.75%, 3/1/06                                           98             103
  PSEG Power LLC, /(1)/
    6.88%, 4/15/06                                         130             135
  Teco Energy, Inc.,
    7.20%, 5/1/11                                          233             243
-------------------------------------------------------------------------------
                                                                         1,487
-------------------------------------------------------------------------------
Environmental Control - 0.3%
  WMX Technologies, Inc., Puttable
    8/1/03, 7.10%, 8/1/26                                  114             118
-------------------------------------------------------------------------------
Food - 0.4%
  Safeway, Inc.,
    7.00%, 9/15/02                                         163             168
-------------------------------------------------------------------------------
Healthcare-Services - 0.3%
  Protective Life, Inc., (1)
    5.88%, 8/15/06                                         109             111
-------------------------------------------------------------------------------
Household Products/Wares - 0.0%
  Unilever Capital Corp.,
    6.88%, 11/1/05                                           8               9
-------------------------------------------------------------------------------
Insurance - 0.1%
  Lumberman's Mutual Casualty Co., /(1)/
    9.15%, 7/1/26                                           43              36
-------------------------------------------------------------------------------
Machinery - Diversified - 0.2%
  Ingersoll-Rand Co.,
    5.75%, 2/14/03                                          76              78
-------------------------------------------------------------------------------
Media - 0.1%
  Reed Elsevier Capital, Inc.,
    6.13%, 8/1/06                                           60              61
-------------------------------------------------------------------------------
Oil & Gas - 6.4%
  Conoco Funding Co.,
    5.45%, 10/15/06                                        710             713
  Consolidated Natural Gas Co.,
    5.38%, 11/1/06                                         130             129
  Devon Financing Corp., /(1)/
    6.88%, 9/30/11                                       1,695           1,650
  Phillips Petroleum Co.,
    8.50%, 5/25/05                                         326             362
------------------------------------------------------------------------------
                                                                         2,854
------------------------------------------------------------------------------
Pipelines - 0.2%
  Duke Energy Field Services LLC,
    7.88%, 8/16/10                                          68              73
------------------------------------------------------------------------------
Real Estate - 0.3%
  EOP Operating LP,
    7.75%, 11/15/07                                        136             146
------------------------------------------------------------------------------
Telecommunications - 5.2%
  AT&T Corp., (1)
    8.00%, 11/15/06                                        475             480
  AT&T Wireless Services, Inc.,
    7.88%, 3/1/11                                          445             475
  Cox Communications, Inc.,
    7.75%, 11/1/10                                         340             373
    6.75%, 3/15/11                                          30              31
  Sprint Capital Corp.,
    7.13%, 1/30/06                                         169             176
    6.00%, 1/15/07 /(1)/                                   223             222
  WorldCom, Inc.,
    7.50%, 5/15/11                                         182             187
  WorldCom, Inc., Senior Notes,
    6.40%, 8/15/05                                         348             356
------------------------------------------------------------------------------
                                                                         2,300
------------------------------------------------------------------------------
Telecommunications Services - 0.6%
  Citizens Communications Co., /(1)/
    6.38%, 8/15/04                                         258             263
------------------------------------------------------------------------------
Transportation - 0.8%
  Caliber System, Inc.,
    7.80%, 8/1/06                                          350             374
------------------------------------------------------------------------------
Total Corporate Bonds
------------------------------------------------------------------------------
(Cost $16,662)                                                          16,789

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  137  FIXED INCOME PORTFOLIOS

-------------------------------------
  FIXED INCOME PORTFOLIOS
----
  SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2001

  INTERMEDIATE BOND PORTFOLIO (continued)


                                                    PRINCIPAL
                                                      AMOUNT          VALUE
                                                      (000S)          (000S)
-----------------------------------------------------------------------------
FOREIGN BONDS - 9.0%
Diversified Financial Services - 0.5%
  Bunge Trading Ltd., /(1)/
    9.25%, 5/1/02                                   $     136        $    136
  John Deere BV,
    5.88%, 4/6/06                                          90              92
-----------------------------------------------------------------------------
                                                                          228
-----------------------------------------------------------------------------
Electric - 0.1%
  TXU Eastern Funding Co.,
    6.45%, 5/15/05                                         33              34
-----------------------------------------------------------------------------
Oil & Gas - 0.4%
  Petroleos Mexicanos, /(1)/
    6.50%, 2/1/05                                          98             100
  Repsol International Finance BV,
    7.45%, 7/15/05                                         95             102
-----------------------------------------------------------------------------
                                                                          202
-----------------------------------------------------------------------------
Telecommunications - 8.0%
  British Telecommunications PLC,
    7.88%, 12/15/05                                     1,000           1,081
    8.13%, 12/15/10                                     1,146           1,281
  Deutsche Telekom International Finance,
    7.75%, 6/15/05                                        435             469
  Royal KPN N.V.,
    7.50%, 10/1/05                                         90              91
  Telefonica Europe BV,
    7.75%, 9/15/10                                        455             494
  Telus Corp.,
    7.50%, 6/1/07                                         130             136
-----------------------------------------------------------------------------
                                                                        3,552
-----------------------------------------------------------------------------
Total Foreign Bonds
-----------------------------------------------------------------------------
(Cost $3,953)                                                           4,016

U.S. GOVERNMENT AGENCIES - 2.6%
Fannie Mae - 1.6%
    6.75%, 8/15/02                                         35              36
    4.75%, 3/15/04                                        575             592
    5.63%, 5/14/04                                         75              79
    7.00%, 7/15/05                                         16              18
  Pool #585617,
    7.00%, 5/1/31                                           1               1
-----------------------------------------------------------------------------
                                                                          726
-----------------------------------------------------------------------------
Freddie Mac - 1.0%
  Series 2315, Class CM,
    6.50%, 1/15/25                                        429             446
-----------------------------------------------------------------------------
Total U.S. Government Agencies
-----------------------------------------------------------------------------
(Cost $1,169)                                                           1,172

U.S. GOVERNMENT OBLIGATION - 37.4%
U.S. Treasury Notes - 37.4%
    5.75%, 10/31/02                                     8,134           8,407
    5.75%, 11/15/05                                     1,555           1,661
    4.63%, 5/15/06                                      4,553           4,670
    3.50%, 11/15/06                                       368             359
    5.00%, 8/15/11                                      1,480           1,508
-----------------------------------------------------------------------------
                                                                       16,605
-----------------------------------------------------------------------------
Total U.S. Government Obligation
-----------------------------------------------------------------------------
(Cost $16,571)                                                         16,605

SHORT-TERM INVESTMENT - 9.2%
  Banque Bruxelles Lambert, Brussels,
    Eurodollar Time Deposit,
    2.09%, 12/3/01                                      4,063           4,063
-----------------------------------------------------------------------------
Total Short-Term Investment
-----------------------------------------------------------------------------
(Cost $4,063)                                                           4,063


-----------------------------------------------------------------------------
Total Investments - 99.0%
-----------------------------------------------------------------------------
(Cost $44,042)                                                         43,970
  Other Assets less Liabilities - 1.0%                                    429
-----------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $ 44,399

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the value of these securities amounted to approximately $3,697,000 or 8.3% of net assets.

(2)  Issuer has defaulted on terms of debt obligation.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   138   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                           -------------------------------------
                                                         FIXED INCOME PORTFOLIOS
                                                                            ----
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2001

SHORT-INTERMEDIATE BOND PORTFOLIO


                                                    PRINCIPAL
                                                      AMOUNT          VALUE
                                                      (000S)          (000S)

ASSET-BACKED SECURITIES - 29.0%
  AmeriCredit Automobile Receivables
    Trust, Series 2001-D, Class A4,
    4.41%, 11/12/08                                 $  2,000         $  2,014
  BMW Vehicle Owner Trust,
    Series 2001-A, Class A4,
    5.11%, 5/25/06                                     2,450            2,522
  CIT Equipment Collateral Trust,
    Series 2000-1, Class A4,
    7.58%, 3/20/08                                     4,000            4,244
  Citibank Credit Card Issuance Trust,
    Series 2000-A1, Class A1,
    6.90%, 10/15/07                                    1,130            1,220
  Citibank Credit Card Master Trust,
    Series 1998-3, Class A,
    5.80%, 2/7/05                                      3,000            3,101
  ComEd Transitional Funding Trust,
    Series 1998-1, Class A5,
    5.44%, 3/25/07                                     3,000            3,103
  Compucredit Credit Card Master Trust,
    Series 2001-1A, Class A, /(1)/
    4.15%, 1/15/08                                     3,325            3,340
  Copelco Capital Funding Corp.,
    7.22%, 8/18/05                                     4,500            4,743
  Daimler Chrysler Auto Trust,
    Series 2001-B, Class A4,
    5.32%, 9/6/06                                      4,500            4,599
  Distribution Financial Services Trust,
    Series 1993-3, Class A3,
    6.43%, 11/15/07                                    3,331            3,356
  DLJ Mortgage Acceptance Corp.,
    Series 1994-Q8, Class 2A1,
    7.25%, 5/25/24                                       442              456
  Ford Credit Auto Owner Trust,
    Series 2001-C, Class A5,
    5.25%, 9/15/01                                     3,000            3,101
  Ford Credit Auto Owner Trust,
    Series 2001-E, Class A4,
    4.01%, 3/15/06                                     4,000            4,005
  Ford Credit Floorplan Master Owner
    Trust A,
    3.85%, 7/17/06                                     5,000            4,995
  GE Capital Mortgage Services, Inc.,
    6.00%, 4/25/09                                       686              699
  Green Tree Home Equity Loan Trust,
    Series 1998-C, Class A6,
    6.29%, 7/15/29                                     4,859            5,019
  Household Automotive Trust,
    Series 2000-2, Class A3,
    7.34%, 11/17/04                                    3,120            3,239
  Household Private Label Credit Card
    Master Notes Trust I, Series 2001-1,
    Class A,
    2.66%, 6/16/08                                     1,800            1,802
  IMC Excess Cashflow Securities Trust,
    Series 1997-A, Class A, /(1) (2)/
    7.41%, 11/26/28                                    2,603               52
  Lehman Federal Housing Authority Title I
    Loan Trust, Interest Only Stripped
    Security, Series 1995-6, Class S,
    0.49%, 11/25/16                                       --              288
  Lehman Federal Housing Authority Title I
    Loan Trust, Series 1995-3, Class A,
    8.00%, 5/25/16                                     1,902            1,940
  MBNA Master Credit Card Trust,
    Series 1998-J, Class A,
    5.25%, 2/15/06                                     5,800            5,974
  MBNA Master Credit Card Trust,
    Series 2000-I, Class A,
    6.90%, 1/15/08                                     1,370            1,477
  Nationslink Funding Corp.,
    6.30%, 12/10/02                                    5,400            5,604
  Pegasus Aviation Lease Securitization
    Trust, Series 1999-1A, Class A1, /(1)/
    6.30%, 3/25/29                                     3,573            3,521
  PNC Mortgage Securities Corp.,
    Series 1996-PR1, Class A, /(1)/
    7.06%, 4/28/27                                     1,213            1,034
  PP&L Transition Bond Co. LLC,
    Series 1999-1, Class A6,
    6.96%, 12/26/07                                      700              758
  Prudential Home Mortgage Securities, Inc.,
    6.00%, 2/25/09                                        80               80
  Residential Asset Mortgage Products, Inc.,
    Series 2001-RZ3, Class A1,
    4.66%, 5/25/18                                     1,279            1,288
  Residential Funding Mortgage Securities I,
    Series 2001-HI3, Class AI2,
    5.33%, 5/25/12                                     1,350            1,375
-----------------------------------------------------------------------------
Total Asset-Backed Securities
-----------------------------------------------------------------------------
(Cost $79,928)                                                         78,949

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  139  FIXED INCOME PORTFOLIOS

------------------------------
    FIXED INCOME PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS

       SHORT-INTERMEDIATE BOND PORTFOLIO (continued)


                                                           PRINCIPAL
                                                            AMOUNT       VALUE
                                                            (000S)       (000S)

CORPORATE BONDS - 33.0%
Airlines - 1.4%
  American Airlines, Inc.,
    7.16%, 10/15/04                                  $    3,650      $    3,673
-------------------------------------------------------------------------------
Banks - 0.5%
  Marshall & Ilsley Corp.,
    5.75%, 9/1/06                                         1,375           1,410
-------------------------------------------------------------------------------
Computers - 1.1%
  Electronic Data Systems Corp.,
    6.85%, 10/15/04                                       2,705           2,874
-------------------------------------------------------------------------------
Credit Card - 4.6%
  DVI Receivables Corp.,
    7.78%, 6/14/08                                        5,000           5,361
  MBNA Credit Card Master Note Trust,
    Series 2001-A3, Class A3,
    3.77%, 12/15/01                                       3,000           2,994
  Sears Credit Account Master Trust,
    7.25%, 11/15/07                                       4,000           4,235
-------------------------------------------------------------------------------
                                                                         12,590
-------------------------------------------------------------------------------
Diversified Financial Services - 10.0%
  Boeing Capital Corp.,
    7.10%, 9/27/05                                        1,970           2,086
  Capital One Bank,
    8.25%, 6/15/05                                          635             661
  Capital One Bank, Senior Notes,
    6.62%, 8/4/03                                           935             958
  Citigroup, Inc., Puttable 6/1/05,
    6.88%, 6/1/25                                         3,500           3,765
  Citigroup, Inc.,
    6.75%, 12/1/05                                        2,000           2,142
  Duke Capital Corp.,
    7.25%, 10/1/04                                          350             374
  FleetBoston Financial Corp.,
    7.25%, 9/15/05                                          600             651
  Ford Motor Credit Co.,
    6.88%, 2/1/06                                         4,190           4,313
    6.50%, 1/25/07                                        4,910           4,970
  General Motors Acceptance Corp.,
    7.50%, 7/15/05                                          710             746
    6.13%, 9/15/06                                        2,240           2,257
  John Deere Capital Corp.,
    5.13%, 10/19/06                                       1,195           1,181
  Morgan Stanley Dean Witter & Co.,
    6.10%, 4/15/06                                        2,500           2,610
  Salomon Smith Barney Holdings, Inc.,
    5.88%, 3/15/06                                          615             636
-------------------------------------------------------------------------------
                                                                         27,350
-------------------------------------------------------------------------------
Electric - 4.9%
  American Electric Power,
    6.13%, 5/15/06                                        4,775           4,833
  Dominion Resources, Inc.,
    7.82%, 9/15/04                                          500             537
  DPL, Inc.,
    8.25%, 3/1/07                                         1,060           1,149
  Florida Power & Light Co.,
    6.88%, 12/1/05                                        1,020           1,085
  Mirant Americas Generation, Inc.,
    7.63%, 5/1/06                                         2,070           2,067
  NRG Energy, Inc.,
    6.75%, 7/15/06                                        1,035           1,036
  Progress Energy, Inc., Senior Notes,
    6.75%, 3/1/06                                         1,360           1,431
  PSEG Power LLC, (1)
    6.88%, 4/15/06                                          985           1,024
-------------------------------------------------------------------------------
                                                                         13,162
-------------------------------------------------------------------------------
Healthcare-Services - 0.9%
  Protective Life, Inc., /(1)/
    5.88%, 8/15/06                                        2,500           2,536
-------------------------------------------------------------------------------
Household Products/Wares - 1.0%
  Unilever Capital Corp.,
    6.88%, 11/1/05                                        2,500           2,686
-------------------------------------------------------------------------------
Machinery - Diversified - 0.4%
  Ingersoll-Rand Co.,
    5.75%, 2/14/03                                        1,075           1,108
-------------------------------------------------------------------------------
Media - 0.7%
  Reed Elsevier Capital, Inc.,
    6.13%, 8/1/06                                           720             737
  Viacom, Inc.,
    7.75%, 6/1/05                                         1,000           1,086
-------------------------------------------------------------------------------
                                                                          1,823
-------------------------------------------------------------------------------
Oil & Gas - 1.5%
  Conoco Funding Co.,
    5.45%, 10/15/06                                       1,470           1,477
  Consolidated Natural Gas Co.,
    5.38%, 11/1/06                                          795             791


See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  140  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2001

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                       (000S)          (000S)


CORPORATE BONDS - 33.0% - (CONTINUED)

Oil & Gas - 1.5% - (continued)
  Phillips Petroleum Co.,
     8.50%, 5/25/05                                  $   1,590       $   1,763
------------------------------------------------------------------------------
                                                                         4,031
------------------------------------------------------------------------------
Real Estate - 0.1%
  EOP Operating LP,
    7.75%, 11/15/07                                        375             403
------------------------------------------------------------------------------
Telecommunications - 4.6%
  AT&T Corp., /(1)/
    8.00%, 11/15/06                                      2,945           2,975
  Sprint Capital Corp.,
    7.13%, 1/30/06                                       3,535           3,690
    6.00%, 1/15/07 /(1)/                                   885             882
  WorldCom, Inc., Senior Notes,
    6.40%, 8/15/05                                       4,960           5,071
------------------------------------------------------------------------------
                                                                        12,618
------------------------------------------------------------------------------
Telecommunications Services - 0.2%
  Citizens Communications Co., /(1)/
    6.38%, 8/15/04                                         530             540
------------------------------------------------------------------------------
Transportation - 1.1%
  Caliber System, Inc.,
    7.80%, 8/1/06                                        2,800           2,989
------------------------------------------------------------------------------
Total Corporate Bonds
------------------------------------------------------------------------------
(Cost $87,508)                                                          89,793

FOREIGN BONDS - 8.8%
Beverages - 1.7%
  Diageo Capital PLC,
    6.63%, 6/24/04                                       4,230           4,505
------------------------------------------------------------------------------
Diversified Financial Services - 0.6%
  Bunge Trading Ltd., /(1)/
    9.25%, 5/1/02                                          484             485
  John Deere BV,
    5.88%, 4/6/06                                        1,165           1,184
------------------------------------------------------------------------------
                                                                         1,669
------------------------------------------------------------------------------
Electric - 0.2%
  TXU Eastern Funding Co.,
    6.45%, 5/15/05                                         425             431
------------------------------------------------------------------------------
Oil & Gas - 0.6%
  Petroleos Mexicanos, /(1)/
    6.50%, 2/1/05                                        1,200           1,220
  Repsol International Finance BV,
    7.45%, 7/15/05                                         460             496
------------------------------------------------------------------------------
                                                                         1,716
------------------------------------------------------------------------------
Telecommunications - 4.1%
  British Telecommunications PLC,
    7.88%, 12/15/05                                      4,265           4,612
  Deutsche Telekom International
    Finance,
    7.75%, 6/15/05                                       2,660           2,866
  France Telecom, /(1)/
    7.20%, 3/1/06                                          680             722
  Royal KPN N.V.,
    7.50%, 10/1/05                                         950             957
  Telus Corp.,
    7.50%, 6/1/07                                          990           1,037
  Vodafone Group PLC,
    7.63%, 2/15/05                                       1,000           1,082
------------------------------------------------------------------------------
                                                                        11,276
------------------------------------------------------------------------------
Telephone - 1.6%
  Telefonica Europe BV,
    7.35%, 9/15/05                                       4,000           4,275
------------------------------------------------------------------------------
Total Foreign Bonds
------------------------------------------------------------------------------
(Cost $23,169)                                                          23,872

U.S. GOVERNMENT AGENCIES - 12.8%
Fannie Mae - 5.3%
    5.63%, 5/14/04                                       9,580          10,059
  Series 1993-178, Class PH,
    6.25%, 1/25/22                                       4,190           4,324
------------------------------------------------------------------------------
                                                                        14,383
------------------------------------------------------------------------------
Freddie Mac Bonds - 3.7%
    5.50%, 5/15/02                                      10,000          10,156
------------------------------------------------------------------------------


See Notes to the Financial Statements.

   NORTHERN INSTITUTIONAL PORTFOLIOS ANNUAL REPORT  141  FIXED INCOME PORTFOLIOS

---------------------------
    FIXED INCOME PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS                                 NOVEMBER 30, 2001

       SHORT-INTERMEDIATE BOND PORTFOLIO (continued)


                                                            PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
U.S. GOVERNMENT AGENCIES - 12.8% - (CONTINUED)

Freddie Mac Notes - 3.8%
     6.88%, 1/15/05                                         $ 9,500    $  10,325
--------------------------------------------------------------------------------
  Total U.S. Government Agencies
--------------------------------------------------------------------------------
  (Cost $33,964)                                                          34,864


U.S. GOVERNMENT OBLIGATION - 10.4%

U.S. Treasury Notes - 10.4%
     5.75%, 8/15/03                                           5,255        5,523
     6.75%, 5/15/05                                          19,280       21,170
     3.50%, 11/15/06                                          1,465        1,429
--------------------------------------------------------------------------------
                                                                          28,122
--------------------------------------------------------------------------------
  Total U.S. Government Obligation
--------------------------------------------------------------------------------
  (Cost $27,260)                                                          28,122


SHORT-TERM INVESTMENT - 4.9%

   Banque Bruxelles Lambert, Brussels,
     Eurodollar Time Deposit,
     2.09%, 12/3/01                                          13,421       13,421
--------------------------------------------------------------------------------
  Total Short-Term Investment
--------------------------------------------------------------------------------
  (Cost $13,421)                                                          13,421



--------------------------------------------------------------------------------
  Total Investments - 98.9%
--------------------------------------------------------------------------------
  (Cost $265,250)                                                        269,021

      Other Assets less liabilities - 1.1%                                 3,020
--------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                  $ 272,041

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the value of these securities amounted to approximately $18,331,000 or 6.7% of net assets.

(2)  Issuer has defaulted on terms of debt obligation.



See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  142  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                 -------------------------------
                                                     FIXED INCOME PORTFOLIOS
                                                                            ----
  SCHEDULE OF INVESTMENTS                                NOVEMBER 30, 2001

  U.S. GOVERNMENT SECURITIES PORTFOLIO


                                      PRINCIPAL
                                       AMOUNT        VALUE
                                       (000S)        (000S)
U.S. GOVERNMENT AGENCIES - 71.6%

Fannie Mae - 58.0%
     5.63%, 5/14/04                 $ 30,000       $ 31,500
     3.50%, 9/15/04                   14,000         13,932
     3.40%, 11/15/04                   7,500          7,431
  Pool #572669,
     6.50%, 4/1/16                     4,767          4,900
   Pool #595726,
     6.50%, 9/1/16                     4,000          4,111
------------------------------------------------------------
                                                     61,874
------------------------------------------------------------
Fannie Mae REMIC Trust - 3.9%
   Series 1994-36, Class HA,
     6.50%, 1/25/23                    4,000          4,147
------------------------------------------------------------
Freddie Mac - 0.1%
   Pool #410092,
     7.92%, 11/1/24                      100            101
------------------------------------------------------------
Government National Mortgage Association - 9.6%
   Pool #489160,
     7.00%, 3/15/31                    9,948         10,253
------------------------------------------------------------
Total U.S. Government Agencies
------------------------------------------------------------
(Cost $75,392)                                       76,375


U.S. GOVERNMENT OBLIGATION - 24.1%

U.S. Treasury Notes - 24.1%
     6.00%, 8/15/04                   12,000         12,844
     5.88%, 11/15/04                  12,000         12,821
------------------------------------------------------------
                                                     25,665
------------------------------------------------------------
Total U.S. Government Obligation
------------------------------------------------------------
(Cost $25,182)                                       25,665


SHORT-TERM INVESTMENT - 3.8%

    FHLB Discount Note,
      1.99%, 12/3/01                $  4,023       $  4,022
------------------------------------------------------------
Total Short-Term Investment
------------------------------------------------------------
(Cost $4,022)                                         4,022


------------------------------------------------------------
Total Investments - 99.5%
------------------------------------------------------------
(Cost $104,596)                                     106,062
    Other Assets less Liabilities - 0.5%                501
------------------------------------------------------------
 NET ASSETS - 100.0%                               $106,563


See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  143  FIXED INCOME PORTFOLIOS

---------------------------------------
    EQUITY AND FIXED INCOME PORTFOLIOS
----
    NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  1  ORGANIZATION
--------------------------------------------------------------------------------

Northern Institutional Funds (the "Trust") is a Delaware business trust, which was formed on July 1, 1997, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-two portfolios, (the "Portfolios") each with its own investment objective. Each Portfolio, other than the International Bond Portfolio, is classified as diversified. Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") serve jointly as the Investment Advisers of the International Growth and International Bond Portfolios. NTI serves as the investment adviser of each of the other Portfolios. Prior to January 1, 2001, NTI served as the investment adviser of the International Equity Index, Small Company Index, Equity Index and U.S. Treasury Index Portfolios and The Northern Trust Company ("Northern Trust") served as the investment adviser of all of the other Portfolios. On January 1, 2001, NTI assumed Northern Trust's rights and responsibilities as investment adviser of each of the Portfolios that Northern Trust was then managing, other than the International Growth and International Bond Portfolios. On May 2, 2001, NTI and NTGIE assumed rights and responsibilities as investment adviser of the International Growth and International Bond Portfolios. Northern Trust is the custodian and transfer agent for the Trust. NTI and PFPC, Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor. Presented herein are the financial statements of the equity and fixed income portfolios.

Each of the Portfolios has three separate classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. As of November 30, 2001, Class A, Class C and Class D shares are outstanding for certain Portfolios.

--------------------------------------------------------------------------------
  2  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP". The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) INVESTMENT VALUATION - Equity securities that are listed on a recognized U.S. or foreign securities exchange, NASDAQ or over the counter markets are valued at the last quoted sale price on the exchange on which such securities are principally traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on valuation date, they will be valued at the most recent quoted sales price. Shares of investment companies will be valued at their respective net asset values. Long term debt obligations are valued at the quoted bid price provided by independent pricing vendors. Exchange traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Any securities, including restricted securities, for which current quotations are not readily available, are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board of Trustees' authorization, approximates market value.

B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on a trade date basis. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date or as soon as the information is available.

C) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

D) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of

EQUITY AND FIXED INCOME PORTFOLIOS  144  NORTHERN INSTITUTIONAL FUNDS ANNUAL
REPORT

                                                               NOVEMBER 30, 2001


the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

E) FUTURES CONTRACTS - Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Portfolio and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2001, the International Equity Index, Small Company Index, Diversified Growth, Equity Index and Balanced Portfolios had entered into long exchange traded futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions at November 30, 2001, was approximately $129,000, $1,636,000, $220,000, $4,021,000 and $780,000,
respectively.

F) OPTIONS CONTRACTS - Each Portfolio may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies.

The risks associated with purchasing an option include risk of loss of premium, change in market value and illiquidity within the options markets. Put and call options purchased are accounted for in the same manner as Portfolio securities.

The cost of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At November 30, 2001, the Portfolios had no outstanding options contracts.

G) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only securities and the value of principal only stripped securities vary inversely with changes in interest rates.

H) FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. In addition, the International Growth and International Bond Portfolios may enter into forward foreign currency contracts for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses when the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

I) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.

The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

     NORTHERN INSTITUTIONAL FUNDS 145 EQUITY AND FIXED INCOME PORTFOLIOS ANNUAL REPORT

-------------------------------------------
    EQUITY AND FIXED INCOME PORTFOLIOS
----
        NOTES TO THE FINANCIAL STATEMENTS (continued)

J) FEDERAL TAXES - It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2001 through the fiscal year end, the following Funds incurred net capital losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands):

--------------------------------------------------------------------------------
International Growth                                                 $ 2,353
International Equity Index                                             4,890
Mid Cap Growth                                                           411
Focused Growth                                                         2,426
Diversified Growth                                                     1,001
International Bond                                                        10
Bond                                                                   5,517
Core Bond                                                              1,449
Short-Intermediate Bond                                                2,902
--------------------------------------------------------------------------------

At November 30, 2001, the Portfolios had the following capital loss carryforwards and related expiration dates for U.S. federal income tax purposes (in thousands):

                                 NOVEMBER 30,     NOVEMBER 30,      NOVEMBER 30,
PORTFOLIO                            2007             2008              2009
--------------------------------------------------------------------------------
International Growth             $    --         $     --         $    48,629
Small Company Growth                  --            3,066              19,157
Small Company Index                   --               --               6,768
Mid Cap Growth                        --            2,599              11,386
Focused Growth                        --               --              50,103
Diversified Growth                    --               --               3,110
Balanced                              --               --               1,467
International Bond                    --               85                  --
Bond                                                7,456                  --
Intermediate Bond                  1,345            1,510                  --
Short-Intermediate Bond               --           14,285                  --
--------------------------------------------------------------------------------

These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

K) DISTRIBUTIONS - Dividends from net investment income are declared and paid as follows:

--------------------------------------------------------------------------------
International Growth                                                 Annually
International Equity Index                                           Annually
Small Company Growth                                                 Annually
Small Company Index                                                  Annually
Mid Cap Growth                                                       Annually
Focused Growth                                                       Annually
Diversified Growth                                                   Annually
Equity Index                                                        Quarterly
Balanced                                                            Quarterly
International Bond                                                   Annually
Bond                                                                  Monthly
Core Bond                                                             Monthly
U.S. Treasury Index                                                   Monthly
Intermediate Bond                                                     Monthly
Short-Intermediate Bond                                               Monthly
U.S. Government Securities                                            Monthly
--------------------------------------------------------------------------------

Each Portfolio's net realized capital gains, if any, are distributed at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

L) AUDIT GUIDE - In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the Funds' financial statements.

--------------------------------------------------------------------------------
3 ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS
--------------------------------------------------------------------------------

The Trust has an investment advisory agreement whereby each Portfolio pays the Investment Advisers a fee, computed daily and payable monthly, based on a specified percentage of its average daily net assets. For the current period, the Investment Advisers each voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the year ended November 30, 2001, were as follows:

EQUITY AND FIXED INCOME PORTFOLIOS  146  NORTHERN INSTITUTIONAL FUNDS ANNUAL
REPORT

                                                               NOVEMBER 30, 2001

                                                            NET
                                     ADVISORY    LESS     ADVISORY
                                        FEE     WAIVER      FEE
---------------------------------------------------------------------
International Growth                  1.00%       .20%     .80%
International Equity Index             .50        .25      .25
Small Company Growth                  1.10        .30      .80
Small Company Index                    .40        .20      .20
Mid Cap Growth                        1.10        .30      .80
Focused Growth                        1.10        .30      .80
Diversified Growth                     .80        .25      .55
Equity Index                           .30        .20      .10
Balanced                               .80        .30      .50
International Bond                     .90        .20      .70
Bond                                   .60        .35      .25
Core Bond                              .60        .35      .25
U.S. Treasury Index                    .40        .25      .15
Intermediate Bond                      .60        .35      .25
Short-Intermediate Bond                .60        .35      .25
U.S. Government Securities             .60        .35      .25
---------------------------------------------------------------------

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of .01%,
 .10% and .15% of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios. For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board.

--------------------------------------------------------------------------------
4 ADMINISTRATION AND DISTRIBUTION AGREEMENTS
--------------------------------------------------------------------------------

NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of .10% (.15% in the case of the International Growth, International Equity Index and International Bond Portfolios) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services. Prior to January 1, 2001, Northern Trust served as a co-administrator of the Portfolios. On January 1, 2001, NTI assumed Northern Trust's rights and responsibilities as a co-administrator.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIE for its duties as investment adviser and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis .10% of a Portfolio's average daily net assets (.25% for the International Growth, International Equity Index and Interna- tional Bond Portfolios), the co-administrators will reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the year ended November 30, 2001, under such arrangements, are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

--------------------------------------------------------------------------------
5  SHAREHOLDER SERVICING PLAN
--------------------------------------------------------------------------------

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .15% and
 .25% of the average daily net assets of the outstanding Class C and D shares, respectively.

--------------------------------------------------------------------------------
6  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

Investment transactions for the year ended November 30, 2001 (excluding short-term investments) were as follows:

                                                     PROCEEDS        PROCEEDS
                                                    FROM SALES         FROM
                                                        AND           SALES
                          PURCHASES                 MATURITIES         AND
                           OF U.S.     PURCHASES      OF U.S.       MATURITIES
                          GOVERNMENT    OF OTHER    GOVERNMENT       OF OTHER
Amounts in thousands     OBLIGATIONS   SECURITIES   OBLIGATIONS     SECURITIES
--------------------------------------------------------------------------------
International Growth    $       --     $ 317,626    $        --     $ 300,253
International Equity
   Index                        --        38,032             --        19,807
Small Company
   Growth                       --       185,866             --       176,759
Small Company
   Index                        --       183,009             --       110,136
Mid Cap Growth                  --        80,976             --        77,292
Focused Growth                  --       360,237             --       290,196
Diversified Growth              --        64,907             --        56,234
Equity Index                    --       176,769             --       141,721
Balanced                    41,417        65,388         41,043        43,623
International Bond          10,556        89,138         10,014        91,994
Bond                     1,958,357       855,772      2,157,506       753,860
Core Bond                  301,634       201,359        230,553       117,121
U.S. Treasury Index         46,855            --         40,877            --
Intermediate Bond           55,962        42,583         52,706        34,964
Short-Intermediate
   Bond                    121,169       162,288        181,344        98,514
U.S. Government
   Securities              172,394         1,048        159,388         3,112
--------------------------------------------------------------------------------


        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  147  EQUITY AND FIXED INCOME
                                                                      PORTFOLIOS

-----------------------------------------------------
    EQUITY AND FIXED INCOME PORTFOLIOS
----
     NOTES TO THE FINANCIAL STATEMENTS (continued)

At November 30, 2001, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                          NET       COST FOR
                                                        APPRE-       FEDERAL
                                                        CIATION      INCOME
                            APPRECIA-     DEPRECIA-     (DEPRE-        TAX
Amounts in thousands          TION          TION       CIATION)     PURPOSES
------------------------------------------------------------------------------
International
   Growth                   $  7,304     $  (4,822)  $   2,482      $ 125,260
International
   Equity Index                2,043       (26,552)    (24,509)       113,442
Small Company
   Growth                      3,585          (527)      3,058         32,240
Small Company
   Index                      32,994       (74,032)    (41,038)       364,357
Mid Cap Growth                 4,484          (773)      3,711         30,481
Focused Growth                36,669        (6,171)     30,498        223,242
Diversified Growth            18,371        (6,938)     11,433         92,271
Equity Index                 230,871      (116,032)    114,839        897,444
Balanced                       7,178        (3,384)      3,794         94,188
International Bond               306        (1,015)       (709)        29,809
Bond                          24,134       (33,443)     (9,309)       973,130
Core Bond                      4,573        (3,853)        720        158,813
U.S. Treasury
   Index                       1,135            (3)      1,132         41,474
Intermediate Bond                431          (523)        (92)        44,062
Short-Intermediate
   Bond                       10,200        (6,452)      3,748        265,273
U.S. Government
   Securities                  1,608          (142)      1,466        104,596
------------------------------------------------------------------------------

------------------------------------------------------------------------------
7  BANK LOANS
------------------------------------------------------------------------------

The Trust maintains a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the NIBOR rate.

Interest expense for the year ended November 30, 2001, was approximately $3,000, $31,000, $3,000, $10,000, $4,000, $1,000 and $2,000 for the International
Growth, International Equity Index, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and International Bond Portfolios, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.

As of November 30, 2001, Mid Cap Growth Portfolio had an outstanding loan in the amount of $1,100,000. This amount is included in "Other Liabilities" on the Statements of Assets and Liabilities.

------------------------------------------------------------------------------
8  SHARE TRANSACTIONS
------------------------------------------------------------------------------

Transactions in Class A Shares for the year ended November 30, 2001 were as follows:

                                         REINVEST-
                                            ED                      NET
                                         DISTRIBU-   REDEMP-     INCREASE
Amounts in thousands            SALES      TIONS      TIONS     (DECREASE)
------------------------------------------------------------------------------
International
   Growth                       5,437     2,181       4,040        3,578
International Equity
   Index                        5,750       182       3,731        2,201
Small Company
   Growth                       2,450        --       1,811          639
Small Company
   Index                       10,821     3,101       4,265        9,657
Mid Cap Growth                  1,428        --       1,216          212
Focused Growth                  8,017     1,229       2,664        6,582
Diversified Growth              2,503     4,724         921        6,306
Equity Index                   21,084     9,324      18,585       11,823
Balanced                        3,416       662       1,156        2,922
International Bond                 98        --         291         (193)
Bond                           11,900     2,769      23,701       (9,032)
Core Bond                      21,470       711       6,709       15,472
U.S. Treasury Index             2,074        73       1,784          363
Intermediate Bond               2,152        88       1,527          713
Short-Intermediate
   Bond                         8,427       833       8,257        1,003
U.S. Government
   Securities                     985       248         678          555
------------------------------------------------------------------------------


EQUITY AND FIXED INCOME PORTFOLIOS  148  NORTHERN INSTITUTIONAL FUNDS ANNUAL
REPORT

                                                               NOVEMBER 30, 2001


Transactions in Class A shares for the year ended November 30, 2000 were as follows:

                                                                        NET
                                     REINVESTED                      INCREASE
Amounts in thousands     SALES     DISTRIBUTIONS    REDEMPTIONS     (DECREASE)
------------------------------------------------------------------------------
International Growth     3,443         1,926           2,367          3,002
International Equity
  Index                  5,946           274           2,720          3,500
Small Company
  Growth                 4,374            --             318          4,056
Small Company
  Index                 10,106         1,787           5,780          6,113
Mid Cap Growth           3,792            --             197          3,595
Focused Growth           4,588         1,410           2,003          3,995
Diversified Growth         815         2,513           5,613         (2,285)
Equity Index            11,443         5,348          24,470         (7,679)
Balanced                 1,435           629           1,816            248
International Bond         183            --              60            123
Bond                    16,308         3,325          12,104          7,529
U.S. Treasury Index      1,846            53           1,326            573
Intermediate Bond          536           143           1,758         (1,079)
Short-Intermediate
  Bond                  12,172           834           9,405          3,601
U.S. Government
  Securities             1,321           246           1,485             82
------------------------------------------------------------------------------

Transactions in Class C shares for the year ended November 30, 2001 were as follows:

                                                                        NET
                                     REINVESTED                      INCREASE
Amounts in thousands     SALES     DISTRIBUTIONS    REDEMPTIONS     (DECREASE)
------------------------------------------------------------------------------
Mid Cap Growth             169            --              64            105
Focused Growth              77            65              77             65
Equity Index               654           908           1,270            292
Balanced                     6             8               3             11
Bond                       661            95           1,741           (985)
U.S. Treasury Index         63             2              33             32
------------------------------------------------------------------------------

Transactions in Class C shares for the year ended November 30, 2000 were as follows:

                                                                        NET
                                     REINVESTED                      INCREASE
Amounts in thousands     SALES     DISTRIBUTIONS    REDEMPTIONS     (DECREASE)
------------------------------------------------------------------------------
Focused Growth              14            93               5            102
Equity Index               909           526           1,675           (240)
Balanced                     7             8               2             13
Bond                       655           172           2,022         (1,195)
U.S. Treasury Index         43             1              38              6
------------------------------------------------------------------------------

Transactions in Class D shares for the year ended November 30, 2001 were as follows:

                                                                        NET
                                     REINVESTED                      INCREASE
Amounts in thousands     SALES     DISTRIBUTIONS    REDEMPTIONS     (DECREASE)
------------------------------------------------------------------------------
International Growth       251            --              --            251
International Equity
  Index                     --            --              --             --
Small Company
  Index                     --             1               4            (3)
Mid Cap Growth              18            --               3             15
Focused Growth              21             4              13             12
Diversified Growth          10            25               8             27
Equity Index               152            84             303            (67)
Balanced                     5             3              22            (14)
Bond                         8             1               7              2
U.S. Treasury Index         10            --               6              4
U.S. Government
  Securities                10             2              10              2
------------------------------------------------------------------------------

Transactions in Class D shares for the year ended November 30, 2000 were as follows:

                                                                        NET
                                     REINVESTED                      INCREASE
Amounts in thousands     SALES     DISTRIBUTIONS    REDEMPTIONS     (DECREASE)
------------------------------------------------------------------------------
Small Company Index         --             5              30            (25)
Focused Growth              10             4               3             11
Diversified Growth           6             7               3             10
Equity Index               137            74             399           (188)
Balanced                    10             4               5              9
Bond                         5             1              77            (71)
U.S. Treasury Index          5            --               8             (3)
Short-Intermediate Bond     --             1               5             (4)
U.S. Government
  Securities                19             2              18              3
------------------------------------------------------------------------------

See accompanying notes to financial statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  149  EQUITY AND FIXED INCOME
                                                                      PORTFOLIOS

----------------------------------------
   EQUITY AND FIXED INCOME PORTFOLIOS
---
       TAX INFORMATION                                         NOVEMBER 30, 2001


CAPITAL GAIN DISTRIBUTIONS (Unaudited)--Each of the following Portfolios made capital gain distributions in December, 2001, and hereby designates 100% of the long-term capital gain distribution as 20%-rate capital gain dividends:

PORTFOLIO
------------------------------------------------------------------------------
International Equity Index                                         $ 0.02
Equity Index                                                         0.52
U.S. Treasury Index                                                  0.43
U.S. Government Securities                                           0.24
------------------------------------------------------------------------------

CORPORATE DIVIDENDS RECEIVED DEDUCTION
(Unaudited)--A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

                                                                CORPORATE DRD
PORTFOLIO                                                        PERCENTAGE
------------------------------------------------------------------------------
Equity Index                                                        71.94%
Balanced                                                             8.04
------------------------------------------------------------------------------

EQUITY AND FIXED INCOME PORTFOLIOS  150  NORTHERN INSTITUTIONAL FUNDS ANNUAL
REPORT

                                          --------------------------------------
                                          EQUITY AND FIXED INCOME PORTFOLIOS
                                                                          ------

REPORT OF INDEPENDENT AUDITORS

TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index, Balanced, International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios, comprising the Equity and Fixed Income Portfolios of the Northern Institutional Funds, as of November 30, 2001, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2001 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index, Balanced, International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios at November 30, 2001, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Ernst & Young LLP
Chicago, Illinois
January 16, 2002

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  151  EQUITY AND FIXED INCOME
                                                                      PORTFOLIOS

--------------------------------------
    EQUITY AND FIXED INCOME PORTFOLIOS
----


                       THIS PAGE INTENTIONALLY LEFT BLANK


EQUITY AND FIXED INCOME PORTFOLIOS  152  NORTHERN INSTITUTIONAL FUNDS ANNUAL
REPORT

(C) 2002 Northern Trust Corporation. Northern Funds Distributors, LLC, an independent third party.




[LOGO OF NORTHERN INSTITUTIONAL FUNDS]    50 South LaSalle Street
                                          P.O. 75986
                Managed by                Chicago, Illinois 60675-5986
        [LOGO]  Northern Trust            800/637-1380
                                          northernfunds.com/institutional

                                                               NOVEMBER 30, 2001


NORTHERN INSTITUTIONAL FUNDS
Money Market Portfolios

                             [PICTURE APPEARS HERE]

                                 ANNUAL REPORT


TRUST NORTHERN   for investment solutions
                                             NORTHERN
                                             INSTITUTIONAL FUNDS

                                                        [LOGO]  Managed by
                                                                Northern Trust

               ----------------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS


                      ----------------------------------
                               NOT FDIC INSURED
                      ----------------------------------
                      May lose value / No bank guarantee
                      ----------------------------------

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Northern Fund Distributors, LLC, an independent third party.

                     2  PORTFOLIO MANAGEMENT COMMENTARY

                     4  STATEMENTS OF ASSETS AND LIABILITIES

                     5  STATEMENTS OF OPERATIONS

                     6  STATEMENTS OF CHANGES IN NET ASSETS

                     8  FINANCIAL HIGHLIGHTS

                        SCHEDULES OF INVESTMENTS

                        16    DIVERSIFIED ASSETS PORTFOLIO

                        24    GOVERNMENT PORTFOLIO

                        26    GOVERNMENT SELECT PORTFOLIO

                        27    TAX-EXEMPT PORTFOLIO

                        35    MUNICIPAL PORTFOLIO

                    40  NOTES TO THE FINANCIAL STATEMENTS

                    42  REPORT OF INDEPENDENT AUDITORS

                    43  ABBREVIATIONS AND OTHER INFORMATION

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  1  MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

--------------------------------
DIVERSIFIED ASSETS PORTFOLIO                  Mary Ann Flynn - Portfolio Manager
--------------------------------

Credit concerns both here and overseas, rising unemployment, lackluster consumer confidence, downgrades by rating agencies, and later the terrorist attacks set the stage for the Federal Reserve to ease interest rates 10 times this fiscal year. This brought the federal funds rate down from 6.5 percent to 2 percent by November 6, 2001. One additional cut of 25 basis points is expected in 2001, which would drop rates to 1.75 percent. The Portfolio was well positioned defensively through all the cuts, maintaining a longer duration than its peer group. We invested aggressively whenever there was a sell-off in the long end of the market. Although supply in the taxable market was limited, we purchased floating-rate instruments and one-year fixed notes as a hedge against falling yields. The Portfolio successfully used a barbell strategy throughout the year.

There have been no significant changes in the Portfolio s composition, and no changes are currently planned. The highest percentage of assets continues to be invested in tier one commercial paper, where yields are most attractive. We expect the Portfolio will continue to maintain a longer duration in 2002, given recent economic data suggesting the recession may not be as harsh as expected. We believe that a recovery should begin in the second half of next year.

--------------------------------
GOVERNMENT PORTFOLIO                          Jay Sommariva - Portfolio Manager
--------------------------------

The past year s economic slowdown can be divided into two sections -- pre-September 11 and post-September 11. The pre-September 11 downturn resulted from years of excessive technology build-up, while post-September 11 weakness stemmed from a major disruption to the economy. Both, however, required the Portfolio to extend duration in anticipation of Federal Reserve rate cuts.

Prior to September 11, the Fed eased rates seven times for a total of 300 basis points, and millions of Americans were beginning to receive tax rebate checks. Despite rising unemployment and a stagnant economy, many economists predicted a V-shaped recovery in the second half of 2001, and the Portfolio was positioned accordingly. Unfortunately, the tragedies of September 11 stalled any 2001 recovery and threw the economy into a freefall. Again, both monetary and fiscal policies were implemented to buoy the economy, including three additional Fed rate cuts that dropped the federal funds rate to 2 percent.

Throughout the year, the Portfolio purchased longer-dated maturities during sell-offs and continued to hold one- and three-month Libor floaters. We were able to lock in higher interest rates prior to each Fed easing while maintaining enough liquidity to capitalize on occasional upticks in overnight Fed rates.

Looking ahead, we expect the Portfolio will adopt a relatively defensive position. We believe that as the economy begins to improve, the Fed will either end its easing bias or begin to raise interest rates. The exact timing and extent of these moves will depend on how quickly the recovery takes hold.

--------------------------------
GOVERNMENT SELECT PORTFOLIO                   Jay Sommariva - Portfolio Manager
--------------------------------

At year-end 2000, we believed the economy was showing signs of weakness and that the Federal Reserve would cut interest rates to ease some of the economic deterioration. What transpired, however, was much greater than anticipated. The technology bubble created in the 1990s suddenly burst and capital spending slowed considerably. As early as January 3, the Fed started cutting interest rates on its way to 10 reductions totaling 450 basis points for the fiscal period. In addition to monetary policy already underway, fiscal policy entered the system in the form of tax rebate checks being mailed to consumers. Together, both policies were working to somewhat stabilize the downturn until the events of September 11 threw the economy into a freefall. The terrorist attacks devastated the airline industry, quickly afflicted other industries through a domino effect and moved the economy closer to a recession.

Throughout the year, we sought to maintain an above-average days to maturity to enable the Portfolio to take advantage of Fed easings. We purchased fixed-rate securities, along with one- and three-month Libor floaters, to lock in a fixed return while still benefiting from favorable Libor settings.

Going forward, we expect that the Portfolio will start to taper its days to maturity. As the economy begins to recover in 2002 and the yield curve steepens, we will continue to pursue floating-rate securities and fixed-rate notes.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money.

Unlike Treasury bonds and bills, the principal value and investment return of the Government Portfolio and the Government Select Portfolio are not guaranteed or insured by the U.S. Government.

MONEY MARKET PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PORTFOLIO MANAGEMENT COMMENTARY

--------------------------------
TAX-EXEMPT PORTFOLIO                         Kurt Stoeber - Portfolio Manager
--------------------------------

The fiscal year began with signs of weakness in the equity markets and economy. These conditions continued until the disaster of September 11, when the bottom fell out of the economy. Economic barometers, such as manufacturing output and capital spending, declined while unemployment increased. Reacting to this economic softness, the Federal Reserve eased interest rates an unprecedented 10 times during the fiscal period, for a total reduction of 450 basis points.

Increased volatility in the equity and fixed income markets compelled investors to park their cash in money market funds. The Portfolio received significant inflows from investors seeking tax-free interest and capital preservation. These substantial inflows of new money required us to find additional short-term investments, while maintaining quality and performance in a declining rate environment.

Sensing softness in the economy at the beginning of the year, we positioned the Portfolio s average maturity longer than that of our peer group. This proved to be a successful strategy for the year, as rates continued to trend lower throughout.

Going forward, we will continue to monitor the economic climate, as well as the Fed s bias, and will look to take advantage of technical opportunities in the municipal market as they arise. We expect a greater number of municipalities to issue new notes, as lower tax revenues reduce budgetary surpluses in this sluggish economy. Finally, we believe the economy has entered a slow growth phase that will continue until mid-2002.

--------------------------------
MUNICIPAL PORTFOLIO                          Kurt Stoeber - Portfolio Manager
--------------------------------

During the past 12 months, the economy and equity markets showed persistent signs of weakness until the economy finally bottomed out in the wake of the September 11 disasters. As manufacturing output and capital spending declined and unemployment claims increased, the Federal Reserve lowered interest rates an unprecedented 10 times (a total of 450 basis points) by fiscal year-end.

The events of the year brought heightened volatility to the equity and fixed income markets. In response, the Portfolio received significant inflows from investors seeking to avoid this volatility, pursue tax-free interest and preserve capital. These substantial inflows of new money required us to identify additional short-term investments, while maintaining quality and performance in a declining rate environment.

We positioned the Portfolio with a longer average maturity than our peer group in light of the economic softness evident at the beginning of the year. As interest rates tumbled throughout the period, this strategy proved to be a successful one.

Looking ahead, we believe the economy has entered a slow growth phase that will extend until mid-2002. We will continue to monitor the economic landscape, along with the Fed s bias. It is our expectation that more municipalities will issue new notes, as declining tax revenues erode budgetary surpluses in a sluggish economy. We look to take advantage of technical opportunities in the municipal market as they present themselves.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money.

Income from the Tax-Exempt Portfolio and the Municipal Portfolio may be subject to Federal alternative minimum tax (AMT), state, and local taxes.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 MONEY MARKET PORTFOLIOS

--------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       STATEMENTS OF ASSETS AND LIABILITIES                    NOVEMBER 30, 2001

                                                        DIVERSIFIED                     GOVERNMENT        TAX-
Amounts in thousands,                                     ASSETS          GOVERNMENT      SELECT         EXEMPT      MUNICIPAL
except per share data                                    PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                          $ 9,099,599      $ 1,710,123    $ 4,307,947     $ 701,719    $ 181,014
Repurchase agreements, at cost which approximates
   market value                                             850,000        1,166,681              -             -            -
Cash                                                            890               79              -             -            -
Income receivable                                            58,362            2,914          5,235         4,148        1,156
Receivable for securities sold                                    -                -              -         3,150            -
Receivable for fund shares sold                              36,779           49,153        178,358         7,274            -
Receivable from Administrator                                    73               98             71            32           20
Prepaid and other assets                                         35               12             15             4            3
Total Assets                                             10,045,738        2,929,060      4,491,626       716,327      182,193
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                    -                -         25,142             -            -
Payable for securities purchased                             50,646                -              -         5,000            -
Payable for fund shares redeemed                            221,265           18,599         38,385        11,395          473
Distributions payable to shareholders                        20,769            5,844          7,891         1,031          300
Accrued investment advisory fees                              2,033              701            344           148           17
Accrued administration fees                                     813              280            344            59           17
Accrued custody and accounting fees                              12               21             12            14            3
Accrued transfer agent fees                                      10                4              6             3            -
Accrued registration fees and other liabilities                 581              249            253            68           24
Total Liabilities                                           296,129           25,698         72,377        17,718          834
------------------------------------------------------------------------------------------------------------------------------
Net Assets                                              $ 9,749,609      $ 2,903,362    $ 4,419,249     $ 698,609    $ 181,359
------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                           $ 9,749,505      $ 2,903,462    $ 4,419,229     $ 698,397    $ 181,340
Accumulated undistributed net investment income                   -                -             20            47            -
Accumulated undistributed net realized gains
  (losses) on investments                                       104             (100)             -           165           19
Net Assets                                              $ 9,749,609      $ 2,903,362    $ 4,419,249     $ 698,609    $ 181,359
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Shares                                               $ 9,620,568      $ 2,747,048    $ 4,280,572     $ 683,912    $ 141,721
   Service Shares                                            74,165           37,349        128,761        14,697       39,638
   Premier Shares                                            54,876          118,965          9,916             -            -
Total Shares Outstanding (no par value), Unlimited
   Shares Authorized:
   Shares                                                 9,620,476        2,747,126      4,280,553       683,688      141,710
   Service Shares                                            74,156           37,351        128,761        14,701       39,630
   Premier Shares                                            54,872          118,967          9,916             -            -
Net Asset Value, Redemption and Offering Price Per
   Share:
   Shares                                               $      1.00      $      1.00    $      1.00     $    1.00    $    1.00
   Service Shares                                       $      1.00      $      1.00    $      1.00     $    1.00    $    1.00
   Premier Shares                                       $      1.00      $      1.00    $      1.00     $       -    $       -
------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                --------------------------------
                                                     MONEY MARKET PORTFOLIOS
                                                                            ----
STATEMENTS OF OPERATIONS         FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

                                                        DIVERSIFIED                     GOVERNMENT        TAX-
Amounts in thousands                                      ASSETS          GOVERNMENT      SELECT         EXEMPT      MUNICIPAL
                                                         PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                          $ 420,872         $ 117,555     $ 158,111      $ 20,740      $ 4,570

EXPENSES:
Investment advisory fees                                    22,364             6,645         9,090         1,649          375
Administration fees                                          8,946             2,658         3,636           660          150
Custody and accounting fees                                    489               295           296            70           13
Transfer agent fees                                            200                71            62            17           12
Registration fees                                              308               190           157            70           63
Professional fees                                              164                64            71            18            4
Trustee fees and expenses                                      136                47            55            14            4
Other                                                          611               771           559            89          132
-------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                              33,218            10,741        13,926         2,587          753
   Less voluntary waivers of
     investment advisory fees                                    -                 -        (5,454)            -         (225)
   Less expenses reimbursed by
     Administrator                                          (1,329)             (705)         (698)         (210)        (100)
   Net Expenses                                             31,889            10,036         7,774         2,377          428
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      388,983           107,519       150,337        18,363        4,142
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS:
Net realized gains on investments                              872                 -             -           215           21
   Net Gains on Investments                                    872                 -             -           215           21
-------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations     $ 389,855         $ 107,519     $ 150,337      $ 18,578      $ 4,163
-------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 MONEY MARKET PORTFOLIOS

-----------------------------
    MONEY MARKET PORTFOLIOS
----
      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          DIVERSIFIED ASSETS                  GOVERNMENT
                                                                              PORTFOLIO                       PORTFOLIO
Amounts in thousands                                                    2001             2000            2001           2000
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                               $    388,983    $    415,574    $    107,519   $    123,020
Net realized gains (losses) on investment transactions                       872              92               -             (9)
   Net Increase in Net Assets Resulting from Operations                  389,855         415,666         107,519        123,011
---------------------------------------------------------------------------------------------------------------------------------
SHARES TRANSACTIONS:
Shares sold                                                           94,842,036      83,604,124      28,510,002     22,489,084
Shares from reinvestment of dividends                                     13,890          18,012           2,186            678
Shares redeemed                                                      (92,763,007)    (83,570,713)    (27,827,737)   (21,992,900)
   Net Increase in Net Assets Resulting from Shares Transactions       2,092,919          51,423         684,451        496,862
---------------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES TRANSACTIONS:
Shares sold                                                            1,680,715       1,484,927         457,963        374,683
Shares redeemed                                                       (1,663,742)     (1,487,558)       (452,965)      (374,886)
   Net Increase (Decrease) in Net Assets Resulting from Service
   Shares Transactions                                                    16,973          (2,631)          4,998           (203)
---------------------------------------------------------------------------------------------------------------------------------
PREMIER SHARES TRANSACTIONS:
Shares sold                                                              132,142         101,195         324,202        113,025
Shares redeemed                                                         (107,153)        (75,865)       (281,767)       (81,070)
   Net Increase (Decrease) in Net Assets Resulting from Premier
   Shares Transactions                                                    24,989          25,330          42,435         31,955
---------------------------------------------------------------------------------------------------------------------------------
SHARES DISTRIBUTIONS:
From net investment income                                              (385,156)       (411,334)       (102,098)      (119,207)
   Total Distributions to Shares shareholders                           (385,156)       (411,334)       (102,098)      (119,207)
---------------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES DISTRIBUTIONS:
From net investment income                                                (2,398)         (2,917)         (1,607)        (1,425)
   Total Distributions to Service Shares shareholders                     (2,398)         (2,917)         (1,607)        (1,425)
---------------------------------------------------------------------------------------------------------------------------------
PREMIER SHARES DISTRIBUTIONS:
From net investment income                                                (1,429)         (1,323)         (3,814)        (2,388)
   Total Distributions to Premier Shares shareholders                     (1,429)         (1,323)         (3,814)        (2,388)
---------------------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                           2,135,753          74,214         731,884        528,605

NET ASSETS:
Beginning of year                                                      7,613,856       7,539,642       2,171,478      1,642,873
End of year                                                         $  9,749,609    $  7,613,856    $  2,903,362   $  2,171,478
---------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income                     $          -    $          -    $          -   $          -
---------------------------------------------------------------------------------------------------------------------------------



See Notes to the Financial Statements.


MONEY MARKET PORTFOLIOS  6  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

          GOVERNMENT SELECT                   TAX-EXEMPT                     MUNICIPAL
             PORTFOLIO                        PORTFOLIO                      PORTFOLIO
        2001           2000              2001           2000            2001          2000
 -----------------------------------------------------------------------------------------------
   $    150,337   $    134,683      $     18,363   $    22,843      $     4,142   $     3,463
              -             14               215            (6)              21            (2)
        150,337        134,697            18,578        22,837            4,163         3,461
 -----------------------------------------------------------------------------------------------

     25,210,467     15,470,023         3,548,372     4,710,599          487,243       396,466
         10,142          8,970               612           611               89             9
    (23,516,589)   (15,052,718)       (3,528,927)   (4,603,255)        (424,244)     (317,853)
      1,704,020        426,275            20,057       107,955           63,088        78,622
 -----------------------------------------------------------------------------------------------

      1,564,863      1,141,551            43,701        58,192           83,926       133,795
     (1,552,741)    (1,036,757)          (45,931)      (76,802)         (80,617)      (97,474)
         12,122        104,794            (2,230)      (18,610)           3,309        36,321
 -----------------------------------------------------------------------------------------------

         48,836         48,149            20,926             -                -             -
        (54,324)       (40,163)          (20,926)            -                -             -
         (5,488)         7,986                 -             -                -             -
 -----------------------------------------------------------------------------------------------

       (143,978)      (128,833)          (18,016)      (22,286)          (2,995)       (2,336)
       (143,978)      (128,833)          (18,016)      (22,286)          (2,995)       (2,336)
 -----------------------------------------------------------------------------------------------

         (5,988)        (5,289)             (273)         (557)          (1,147)       (1,127)
         (5,988)        (5,289)             (273)         (557)          (1,147)       (1,127)
 -----------------------------------------------------------------------------------------------

           (371)          (561)              (74)            -                -             -
           (371)          (561)              (74)            -                -             -
 -----------------------------------------------------------------------------------------------
      1,710,654        539,069            18,042        89,339           66,418       114,941

      2,708,595      2,169,526           680,567       591,228          114,941             -
   $  4,419,249   $  2,708,595      $    698,609   $   680,567      $   181,359   $   114,941
 -----------------------------------------------------------------------------------------------
   $         20   $          -      $         47   $         -      $         -   $         -
 -----------------------------------------------------------------------------------------------



See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  7  MONEY MARKET PORTFOLIOS

------------------------------------
 MONEY MARKET PORTFOLIOS
----
      FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO                                                                SHARES

Selected per share data                                     2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                      $      1.00    $      1.00    $      1.00    $      1.00    $      1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                          0.04           0.06           0.05           0.05           0.05
   Total Income from Investment Operations                     0.04           0.06           0.05           0.05           0.05
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

   From net investment income                                 (0.04)         (0.06)         (0.05)         (0.05)         (0.05)

     Total Distributions Paid                                 (0.04)         (0.06)         (0.05)         (0.05)         (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             4.52%          6.20%          4.99%          5.36%          5.42%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                   $ 9,620,568    $ 7,526,789    $ 7,475,275    $ 4,794,830    $ 3,941,586
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 0.35%          0.35%          0.35%          0.35%          0.35%
   Expenses, before waivers and reimbursements                 0.36%          0.38%          0.38%          0.38%          0.36%
   Net investment income, net of waivers
    and reimbursements                                         4.35%          6.05%          4.89%          5.31%          5.30%
   Net investment income, before waivers
    and reimbursements                                         4.34%          6.02%          4.86%          5.28%          5.29%
---------------------------------------------------------------------------------------------------------------------------------


                                                                                  SERVICE

Selected per share data                                     2001           2000           1999        1998 /(4)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      1.00    $      1.00    $      1.00    $      1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                          0.04           0.06           0.05           0.02
   Total Income from Investment Operations                     0.04           0.06           0.05           0.02
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

   From net investment income                                 (0.04)         (0.06)         (0.05)         (0.02)
     Total Distributions Paid                                 (0.04)         (0.06)         (0.05)         (0.02)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             4.24%          5.85%          4.68%          1.76%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                 $    74,165    $    57,184    $    59,815    $     7,060
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/           0.63%          0.69%          0.69%          0.69%
   Expenses, before waivers and reimbursements /(3)/           0.64%          0.72%          0.72%          0.72%
   Net investment income, net of waivers
    and reimbursements                                         4.07%          5.71%          4.55%          4.94%
   Net investment income, before waivers
    and reimbursements                                         4.06%          5.68%          4.52%          4.91%
------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period July 1, 1998 (commencement of operations) through November 30, 1998.



See Notes to the Financial Statements.


MONEY MARKET PORTFOLIOS  8  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

DIVERSIFIED ASSETS PORTFOLIO                                                  PREMIER

Selected per share data                                           2001         2000      1999/(4)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    1.00    $    1.00    $    1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                              0.04         0.05         0.03
   Total Income from Investment Operations                         0.04         0.05         0.03
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

   From net investment income                                     (0.04)       (0.05)       (0.03)
     Total Distributions Paid                                     (0.04)       (0.05)       (0.03)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    1.00    $    1.00    $    1.00
--------------------------------------------------------------------------------------------------
Total Return /(1)/
                                                                   3.97%        5.57%        2.57%
SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                       $  54,876    $  29,883    $   4,552
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/               0.89%        0.95%        0.95%
   Expenses, before waivers and reimbursements /(3)/               0.90%        0.98%        0.98%
   Net investment income, net of waivers and reimbursements        3.81%        5.45%        4.29%
   Net investment income, before waivers and reimbursements        3.80%        5.42%        4.26%
--------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period April 1, 1999 (commencement of operations) through November 30, 1999.




See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  9  MONEY MARKET PORTFOLIOS

------------------------------------------------
  MONEY MARKET PORTFOLIOS
----
    FINANCIAL HIGHLIGHTS (continued)



    GOVERNMENT PORTFOLIO                                                                       SHARES

    Selected per share data                                         2001          2000          1999          1998          1997
  ----------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, Beginning of Year                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00

    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.04          0.06          0.05          0.04          0.05
       Total Income from Investment Operations                         0.04          0.06          0.05          0.04          0.05
  ----------------------------------------------------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS PAID:
       From net investment income                                     (0.04)        (0.06)        (0.05)        (0.04)        (0.05)
         Total Distributions Paid                                     (0.04)        (0.06)        (0.05)        (0.04)        (0.05)
  ----------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Year                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
  ----------------------------------------------------------------------------------------------------------------------------------
    Total Return /(1)/                                                 4.30%         6.10%         5.08%         5.28%         5.31%

    SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of year                        $2,747,048    $2,062,597    $1,565,743    $1,652,870    $1,051,401
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursements                     0.35%         0.35%         0.35%         0.35%         0.35%
       Expenses, before waivers and reimbursements                     0.38%         0.38%         0.38%         0.40%         0.37%
       Net investment income, net of waivers and reimbursements        4.07%         5.95%         4.75%         5.22%         5.18%
       Net investment income, before waivers and reimbursements        4.04%         5.92%         4.72%         5.17%         5.16%
  ----------------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE

    Selected per share data                                         2001          2000          1999 /(4)/
  ----------------------------------------------------------------------------------------------------------
    Net Asset Value, Beginning of Period                         $     1.00    $     1.00    $     1.00

    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.04          0.06          0.03
       Total Income from Investment Operations                         0.04          0.06          0.03
  ----------------------------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS PAID:
       From net investment income                                     (0.04)        (0.06)        (0.03)
         Total Distributions Paid                                     (0.04)        (0.06)        (0.03)
  ----------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                               $     1.00    $     1.00    $     1.00
  ----------------------------------------------------------------------------------------------------------
    Total Return /(1)/                                                 4.02%         5.74%         3.03%

    SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of period                      $   37,349    $   32,352    $   32,555
    Ratio to average net assets of: /(2)/
       Expenses, net of waivers and reimbursements /(3)/               0.62%         0.69%         0.69%
       Expenses, before waivers and reimbursements /(3)/               0.65%         0.72%         0.72%
       Net investment income, net of waivers and reimbursements        3.80%         5.61%         4.41%
       Net investment income, before waivers and reimbursements        3.77%         5.58%         4.38%
  ----------------------------------------------------------------------------------------------------------

  (1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
  (2)  Annualized for periods less than one year.
  (3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
  (4) For the period April 1, 1999 (commencement of operations) through November 30, 1999.





See Notes to the Financial Statements.


MONEY MARKET PORTFOLIOS   10   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,



    GOVERNMENT PORTFOLIO                                                        PREMIER

    Selected per share data                                         2001          2000       1999 /(4)/
  ----------------------------------------------------------------------------------------------------------
    Net Asset Value, Beginning of Period                         $     1.00    $     1.00    $     1.00
    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.04          0.05          0.04
       Total Income from Investment Operations                         0.04          0.05          0.04
  ----------------------------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS PAID:
       From net investment income                                     (0.04)        (0.05)        (0.04)
         Total Distributions Paid                                     (0.04)        (0.05)        (0.04)
  ----------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                               $     1.00    $     1.00    $     1.00
  ----------------------------------------------------------------------------------------------------------
    Total Return /(1)/                                                 3.75%         5.47%         4.56%
    SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of period                      $  118,965    $   76,529    $   44,575
    Ratio to average net assets of: /(2)/
       Expenses, net of waivers and reimbursements /(3)/               0.88%         0.95%         0.95%
       Expenses, before waivers and reimbursements /(3)/               0.91%         0.98%         0.98%
       Net investment income, net of waivers and reimbursements        3.54%         5.35%         4.15%
       Net investment income, before waivers and reimbursements        3.51%         5.32%         4.12%
  ----------------------------------------------------------------------------------------------------------


  (1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
  (2)  Annualized for periods less than one year.
  (3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
  (4) For the period December 15, 1998 (commencement of operations) through November 30, 1999.





See Notes to the Financial Statements.


       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  11  MONEY MARKET PORTFOLIOS

------------------------------------------------
   MONEY MARKET PORTFOLIOS
---

    FINANCIAL HIGHLIGHTS (continued)





    GOVERNMENT SELECT PORTFOLIO                                                                SHARES

    Selected per share data                                         2001          2000          1999          1998          1997
  ----------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, Beginning of Year                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00

    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.04          0.06          0.05          0.05          0.05
       Total Income from Investment Operations                         0.04          0.06          0.05          0.05          0.05
  ----------------------------------------------------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS PAID:
       From net investment income                                     (0.04)        (0.06)        (0.05)        (0.05)        (0.05)
         Total Distributions Paid                                     (0.04)        (0.06)        (0.05)        (0.05)        (0.05)
  ----------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Year                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
  ----------------------------------------------------------------------------------------------------------------------------------
    Total Return /(1)/                                                 4.39%         6.18%         4.94%         5.38%         5.41%

    SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of year                        $4,280,572    $2,576,552    $2,150,263    $1,694,869    $1,239,393
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursement                      0.20%         0.20%         0.20%         0.20%         0.20%
       Expenses, before waivers and reimbursement                      0.37%         0.38%         0.38%         0.39%         0.39%
       Net investment income, net of waivers and reimbursement         4.14%         6.03%         4.85%         5.31%         5.30%
       Net investment income, before waivers and reimbursement         3.97%         5.85%         4.67%         5.12%         5.11%
  ----------------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE

    Selected per share data                                         2001          2000       1999 /(4)/
  ----------------------------------------------------------------------------------------------------------
    Net Asset Value, Beginning of Period                         $     1.00    $     1.00    $     1.00

    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.04          0.06          0.03
       Total Income from Investment Operations                         0.04          0.06          0.03
  ----------------------------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS PAID:
       From net investment income                                     (0.04)        (0.06)        (0.03)
         Total Distributions Paid                                     (0.04)        (0.06)        (0.03)
  ----------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                               $     1.00    $     1.00    $     1.00
  ----------------------------------------------------------------------------------------------------------
    Total Return /(1)/                                                 4.11%         5.82%         2.72%

    SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of period                      $  128,761    $  116,640    $   11,846
    Ratio to average net assets of: /(2)/
       Expenses, net of waivers and reimbursements /(3)/               0.48%         0.54%         0.54%
       Expenses, before waivers and reimbursements /(3)/               0.65%         0.72%         0.72%
       Net investment income, net of waivers and reimbursements        3.87%         5.69%         4.51%
       Net investment income, before waivers and reimbursements        3.70%         5.51%         4.33%
  ----------------------------------------------------------------------------------------------------------

  (1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
  (2)  Annualized for periods less than one year.
  (3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
  (4) For the period May 28, 1999 (commencement of operations) through November 30, 1999.





See Notes to the Financial Statements.


MONEY MARKET PORTFOLIOS   12   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                   PREMIER

GOVERNMENT SELECT PORTFOLIO

Selected per share data                                            2001       2000    1999 /(4)/   1998 /(5)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  1.00   $    1.00   $   1.00      $  1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                               0.04        0.05       0.03            -
   Total Income from Investment Operations                          0.04        0.05       0.03            -
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

   From net investment income                                      (0.04)      (0.05)     (0.03)           -
     Total Distributions Paid                                      (0.04)      (0.05)     (0.03)           -
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  1.00   $    1.00   $   1.00      $  1.00
--------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                  3.84%       5.55%      3.30%        0.10%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                          $ 9,916   $  15,403   $  7,417      $   108
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/                0.74%       0.80%      0.80%        0.80%
   Expenses, before waivers and reimbursements /(3)/                0.91%       0.98%      0.98%        0.99%
   Net investment income, net of waivers and reimbursements         3.60%       5.43%      4.25%        4.71%
   Net investment income, before waivers and reimbursements         3.43%       5.25%      4.07%        4.52%
--------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) Premier Class shares were fully redeemed as of July 20, 1999. No shares were outstanding for the period July 21, 1999 through September 29, 1999. Shares were reintroduced on September 30, 1999.
(5) For the period November 23, 1998 (commencement of operations) through November 30, 1998. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  13  MONEY MARKET PORTFOLIOS

------------------------------
   MONEY MARKET PORTFOLIOS
----

     FINANCIAL HIGHLIGHTS (continued)

TAX-EXEMPT PORTFOLIO                                                                 SHARES

Selected per share data                                             2001        2000          1999         1998        1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $     1.00   $     1.00   $    1.00   $     1.00   $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.03         0.04        0.03         0.03         0.03
   Total Income from Investment Operations                            0.03         0.04        0.03         0.03         0.03
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.03)       (0.04)      (0.03)       (0.03)       (0.03)
     Total Distributions Paid                                        (0.03)       (0.04)      (0.03)       (0.03)       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $     1.00   $     1.00   $    1.00   $     1.00   $     1.00
-------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                    2.84%        3.88%       3.03%        3.31%        3.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $  683,912   $  663,641   $ 555,692   $  748,151   $  585,159
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                        0.35%        0.35%       0.35%        0.35%        0.35%
   Expenses, before waivers and reimbursements                        0.38%        0.40%       0.39%        0.39%        0.39%
   Net investment income, net of waivers and reimbursements           2.79%        3.83%       2.89%        3.27%        3.38%
   Net investment income, before waivers and reimbursements           2.76%        3.78%       2.85%        3.23%        3.34%
--------------------------------------------------------------------------------------------------------------------------------

                                                                             SERVICE

Selected per share data                                             2001       2000       1999 /(4)/
----------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period                          $    1.00   $    1.00   $    1.00
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.03        0.03        0.02
     Total Income from Investment Operations                         0.03        0.03        0.02
----------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS PAID:
     From net investment income                                     (0.03)      (0.03)      (0.02)
        Total Distributions Paid                                    (0.03)      (0.03)      (0.02)
----------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                               $    1.00   $    1.00   $    1.00
----------------------------------------------------------------------------------------------------
   Total Return /(1)/                                                2.56        3.53%       1.58%

   SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                      $  14,697   $  16,926   $  35,536
   Ratio to average net assets of: /(2)/
     Expenses, net of waivers and reimbursements /(3)/               0.63%       0.69%       0.69%
     Expenses, before waivers and reimbursements /(3)/               0.66%       0.74%       0.73%
     Net investment income, net of waivers and reimbursements        2.51%       3.49%       2.71%
     Net investment income, before waivers and reimbursements        2.48%       3.44%       2.67%
----------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period May 13, 1999 (commencement of operations) through November 30, 1999.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  14  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO                                                                    SHARES

Selected per share data                                                           2001       2000 /(4)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $     1.00    $    1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                              0.03         0.04
   Total Income from Investment Operations                                         0.03         0.04
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                                     (0.03)       (0.04)
     Total Distributions Paid                                                     (0.03)       (0.04)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $     1.00    $    1.00
---------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                                 2.93%        3.99%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                      $  141,721    $  78,621
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                                     0.21%        0.21%
   Expenses, before waivers and reimbursements                                     0.43%        0.53%
   Net investment income, net of waivers and reimbursements                        2.82%        3.98%
   Net investment income, before waivers and reimbursements                        2.60%        3.66%
---------------------------------------------------------------------------------------------------------

                                                                                       SERVICE

Selected per share data                                                           2001       2000 /(5)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $     1.00    $     1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                              0.03          0.03
   Total Income from Investment Operations                                         0.03          0.03
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                                     (0.03)        (0.03)
     Total Distributions Paid                                                     (0.03)        (0.03)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                                 2.66%         3.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                      $   39,638    $   36,320
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/                               0.47%         0.54%
   Expenses, before waivers and reimbursements /(3)/                               0.69%         0.86%
   Net investment income, net of waivers and reimbursements                        2.56%         3.65%
   Net investment income, before waivers and reimbursements                        2.34%         3.33%
---------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period December 1, 1999 (commencement of operations) through November 30, 2000.
(5) For the period February 11, 2000 (commencement of operations) through November 30, 2000.

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  15  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO

                                                           PRINCIPAL
                                                            AMOUNT      VALUE
                                                            (000S)      (000S)

        CERTIFICATES OF DEPOSIT - 11.6%

        Domestic Depository Institution -  0.7%
          Comerica Bank,
           5.24%, 1/11/02                                  $   70,000 $   69,999
        ------------------------------------------------------------------------
        Foreign Depository Institutions -  10.9%
          ABN-Amro Bank, New York Branch,
           4.04%, 5/16/02                                      30,000     29,999
          Bank of Nova Scotia, Portland,
           4.60%, 4/2/02                                       10,000      9,999
           4.75%, 4/22/02                                      37,000     37,052
          Barclays Bank, London Branch,
           4.87%, 3/5/02                                       17,500     17,497
           4.65%, 3/28/02                                      25,000     25,009
           2.13%, 5/28/02                                      92,500     92,550
          Bayerische Landesbank Girozentrale, New
           York Branch,
           4.79%, 3/12/02                                      75,000     74,994
          BNP Paribas, New York Branch,
           3.97%, 3/4/02                                      100,000    100,000
          Commerzbank, New York Branch,
           4.45%, 3/26/02                                      50,000     49,999
           4.61%, 4/2/02                                       10,000     10,000
           4.52%, 4/5/02                                       50,000     49,998
           4.05%, 5/13/02                                      20,000     19,999
          Deutsche Bank, New York Branch,
           4.07%, 5/10/02                                      10,000     10,000
           4.05%, 5/13/02                                      60,000     59,997
           2.54%, 10/4/02                                      87,500     87,493
          Landesbank Baden-Wuerttemberg, New
           York Branch,
           4.80%, 3/14/02                                      25,000     24,999
           4.81%, 3/14/02                                      12,500     12,499
           4.58%, 4/2/02                                       10,000      9,999
          Nordea Bank Finland, New York,
           2.29%, 10/31/02                                     20,000     20,007
          Royal Bank of Canada, New York Branch,
           2.52%, 10/4/02                                      15,000     14,998
          Svenska Handelsbanken, Inc., New York
           Branch,
           2.66%, 9/24/02                                      50,000     50,004
          Toronto Dominion Bank, New York Branch,
           4.62%, 4/19/02                                      25,000     25,022
          UBS AG, Stamford Branch,
           4.05%, 5/13/02                                     100,000     99,996
          Westpac Banking Corp.,
           5.42%, 1/8/02                                   $   80,000 $   79,999
           4.52%, 4/5/02                                       50,000     49,998
     ---------------------------------------------------------------------------
                                                                       1,062,107
     ---------------------------------------------------------------------------
        Total Certificates of Deposit (cost $1,132,106)                1,132,106

        COMMERCIAL PAPER - 53.3%
        Administration of Environmental & Housing Programs
           - 0.2%
        Alaska Housing Finance Corp.,
           2.05%, 12/6/01                                      12,500     12,496
           2.15%, 2/15/02                                       6,200      6,173
     ---------------------------------------------------------------------------
                                                                          18,669
     ---------------------------------------------------------------------------
        Auto Receivables - 0.6%
          FCAR Owner Trust,
           2.54%, 12/21/01                                     45,000     44,936
           3.42%, 2/26/02                                      15,000     14,876
     ---------------------------------------------------------------------------
                                                                          59,812
     ---------------------------------------------------------------------------
        Bank Holding Companies - 0.3%
        Internationale Nederlanden (U.S.) Funding
          Corp.,
           3.81%, 3/25/02                                      30,000     29,638
     ---------------------------------------------------------------------------
        Computer & Industrial Machines & Equipment - 0.3%
          Cooperative Association of Tractor Dealers,
          Series A,
           2.30%, 4/15/02                                      12,250     12,144
           2.09%, 4/30/02                                      12,500     12,391
          Series B,
           2.32%, 1/17/02                                       6,400      6,381
     ---------------------------------------------------------------------------
                                                                          30,916
     ---------------------------------------------------------------------------
        Chemicals and Allied Products - 0.4%
          American Home Products Corp.,
           2.12%, 12/6/01                                      17,500     17,495
           2.35%, 1/29/02                                      15,000     14,942
           2.35%, 1/31/02                                      10,000      9,960
     ---------------------------------------------------------------------------
                                                                          42,397
     ---------------------------------------------------------------------------

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  16  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001




                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       COMMERCIAL PAPER - 53.3% - CONTINUED

       Collateralized Loan Obligations - 4.7%
         Moat Funding LLC,
          3.80%, 12/4/01                               $ 47,500 $  47,485
          2.10%, 12/11/01                                15,000    14,991
          2.08%, 12/17/01                                25,000    24,977
          2.32%, 12/18/01                                20,000    19,978
          3.45%, 2/7/02                                  40,000    39,739
          2.29%, 4/29/02                                 50,000    49,526
         Stellar Funding, Inc.,
          2.24%, 12/3/01                                 50,000    49,994
          2.15%, 12/5/01                                  3,089     3,088
          2.15%, 12/7/01                                 15,307    15,302
          2.40%, 12/7/01                                 11,559    11,554
          2.55%, 12/11/01                                11,404    11,396
          2.40%, 12/12/01                                 6,026     6,022
          2.55%, 12/12/01                                 7,086     7,080
          2.05%, 12/13/01                                73,000    72,950
          2.25%, 12/21/01                                11,264    11,250
          2.08%, 12/28/01                                30,000    29,953
          2.18%, 1/18/02                                  1,997     1,991
          2.22%, 1/25/02                                  5,088     5,071
          2.18%, 1/28/02                                  2,012     2,005
          2.22%, 1/28/02                                  3,773     3,759
          2.18%, 1/29/02                                  7,314     7,291
          2.18%, 1/30/02                                  7,180     7,154
          2.09%, 2/4/02                                   1,608     1,602
          2.09%, 2/7/02                                   1,449     1,443
          2.09%, 2/15/02                                  6,147     6,120
          2.07%, 2/19/02                                  4,684     4,662
       ------------------------------------------------------------------
                                                                  456,383
       ------------------------------------------------------------------
       Communications - 1.2%
         AT&T Corp.,
          3.74%, 12/12/01                                30,000    29,966
         Qwest Corp.,
          2.85%, 1/30/02                                 25,000    24,881
         Verizon Global Funding,
          2.62%, 9/20/02                                 65,000    63,614
       ------------------------------------------------------------------
                                                                  118,461
       ------------------------------------------------------------------
       Credit Card Master Trusts - 3.1%
         Citibank Credit Card Master Trust - Dakota
          Certificates,
          2.13%, 12/4/01                             $   37,500 $  37,493
          2.10%, 12/21/01                                42,500    42,450
        MBNA Credit Card Master Trust - Emerald
          Certificates,
          2.25%, 12/12/01                                33,061    33,038
          2.03%, 12/18/01                                50,000    49,952
          2.24%, 12/18/01                                20,000    19,979
          2.25%, 12/19/01                                12,500    12,486
          2.26%, 12/19/01                                35,000    34,960
          2.28%, 12/20/01                                49,500    49,440
          2.10%, 1/16/02                                 28,500    28,424
       ------------------------------------------------------------------
                                                                  308,222
       ------------------------------------------------------------------
       Educational Services - 0.1%
         Duke University,
          3.85%, 12/10/01                                12,600    12,588
       ------------------------------------------------------------------
       Electric Services - 0.6%
         Lincoln, Nebraska Electric System,
          2.07%, 2/8/02                                  17,902    17,831
         Southern Co.,
          2.25%, 12/3/01                                 40,000    39,995
       ------------------------------------------------------------------
                                                                   57,826
       ------------------------------------------------------------------
       Electronic and Other Electronic Components - 0.9%
         General Electric Capital Corp.,
          2.02%, 5/28/02                                 90,000    89,101
       ------------------------------------------------------------------
       Food and Kindred Products - 0.8%
         Sara Lee Corp.,
          2.54%, 12/3/01                                 25,000    24,996
          2.54%, 12/6/01                                 12,500    12,495
          2.20%, 12/28/01                                10,000     9,983
          2.31%, 1/25/02                                 22,500    22,420
          2.31%, 1/28/02                                  7,500     7,472
       ------------------------------------------------------------------
                                                                   77,366
       ------------------------------------------------------------------
       Gas and Combined Utilities - 0.1%
         Consolidated Natural Gas,
          2.64%, 1/10/02                                 10,000     9,971
       ------------------------------------------------------------------
       Measuring Analyzing and Controls - 0.2%
         Johnson Controls, Inc.,
          2.25%, 2/25/02                                 20,000    19,893
       ------------------------------------------------------------------

See Notes to the Financial Statements

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)


                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)

         COMMERCIAL PAPER - 53.3% - CONTINUED

         Miscellaneous Manufacturing Industries - 1.5%
           Tyco International Group SA,
            2.25%, 12/3/01                         $   17,500 $   17,498
            2.15%, 12/6/01                             25,000     24,993
            2.25%, 12/6/01                              5,000      4,998
            2.15%, 12/7/01                             24,383     24,374
            2.20%, 12/21/01                            71,500     71,413
         ---------------------------------------------------------------
                                                                 143,276
         ---------------------------------------------------------------
         Motion Pictures - 0.4%
           Walt Disney Co.,
            2.75%, 12/6/01                             34,000     33,987
         ---------------------------------------------------------------
         Multi-Seller Conduits - 22.0%
           Amstel Funding Corp.,
            2.28%, 1/22/02                             19,168     19,105
            2.33%, 1/22/02                             65,000     64,781
            2.60%, 1/22/02                             27,785     27,681
            2.28%, 1/24/02                             25,832     25,744
            2.18%, 1/25/02                             35,000     34,883
            2.16%, 2/5/02                              33,000     32,869
           Amsterdam Funding,
            2.30%, 12/13/01                            25,000     24,981
            1.90%, 2/4/02                              25,000     24,914
           Apreco, Inc.,
            2.10%, 12/12/01                            35,000     34,978
            2.35%, 1/15/02                              7,500      7,478
           Atlantic Asset Securitization Corp.,
            2.10%, 12/26/01                            20,000     19,971
            Charta Corp.,
            2.30%, 12/12/01                            13,500     13,491
            2.07%, 12/14/01                            25,000     24,981
            1.89%, 2/8/02                              37,500     37,364
           Compass Securitization,
            3.25%, 12/7/01                              6,680      6,676
           Concord Minutemen Capital Co.,
            2.12%, 12/5/01                             50,181     50,169
            2.10%, 12/11/01                            30,000     29,983
            2.09%, 2/12/02                             40,000     39,830
           Edison Asset Securitization,
            2.15%, 12/7/01                             15,000     14,995
            1.90%, 1/22/02                             47,085     46,956
           Eiffel Funding LLC,
            2.15%, 12/3/01                              9,000      8,999
           Fairway Finance Corp.,
            2.12%, 12/7/01                         $   20,000 $   19,993
            3.20%, 12/10/01                             9,988      9,981
            2.10%, 12/14/01                            36,500     36,472
            2.47%, 12/14/01                            18,332     18,316
            2.52%, 12/14/01                            12,500     12,489
            2.47%, 12/17/01                            20,269     20,247
            2.55%, 12/21/01                            18,228     18,202
            2.45%, 1/2/02                               5,119      5,108
         Gemini Securitization,
            2.10%, 12/3/01                             12,500     12,499
            2.12%, 12/13/01                            22,000     21,984
         Giro Multi Funding Corp.,
            2.14%, 12/12/01                            10,000      9,993
            2.54%, 12/13/01                            30,000     29,975
            3.62%, 12/17/01                            16,133     16,107
            2.08%, 12/20/01                            50,000     49,945
            2.12%, 12/20/01                            17,500     17,481
         Grand Funding Corp.,
            2.10%, 12/3/01                             20,000     19,998
            2.15%, 12/3/01                              5,000      4,999
            2.37%, 12/6/01                             25,000     24,992
         Jupiter Securitization Corp.,
            2.24%, 12/3/01                             22,885     22,882
            2.30%, 12/3/01                             20,000     19,998
            2.12%, 12/20/01                             6,502      6,495
            2.10%, 1/11/02                             32,500     32,422
            2.09%, 1/15/02                             25,000     24,935
            2.09%, 1/16/02                             75,000     74,800
            2.09%, 1/17/02                             25,765     25,695
         Kitty Hawk Funding Corp.,
            3.25%, 12/10/01                            30,000     29,976
            2.20%, 8/9/02                              15,000     14,770
         Lexington Parker Capital,
            3.81%, 12/3/01                             20,000     19,996
            2.33%, 1/17/02                             32,500     32,401
            2.20%, 2/6/02                              12,500     12,449
            2.53%, 2/21/02                             30,765     30,588
            2.55%, 2/21/02                              4,700      4,673
            2.55%, 3/1/02                              84,288     83,751
            3.35%, 3/1/02                              97,027     96,214
         Market Street Funding,
            2.20%, 12/14/01                            10,000      9,992

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  18  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001

                                                    PRINCIPAL
                                                     AMOUNT      VALUE
                                                     (000S)      (000S)

      COMMERCIAL PAPER - 53.3% - CONTINUED

      Multi-Seller Conduits - 22.0% - (continued)
         2.11%, 12/26/01                            $   40,000 $   39,941
         2.10%, 1/23/02                                 25,000     24,923
         2.10%, 1/28/02                                 75,000     74,746
        Ness LLC,
         3.45%, 12/12/01                                 5,000      4,995
         3.60%, 12/20/01                                15,000     14,972
         2.32%, 1/22/02                                 27,500     27,408
         2.16%, 2/1/02                                  14,500     14,446
         3.52%, 2/6/02                                  25,000     24,836
         2.47%, 3/28/02                                 68,000     67,454
        Sheffield Receivables Corp.,
         2.18%, 12/3/01                                 29,980     29,976
         2.00%, 1/8/02                                  42,790     42,700
        Silver Tower U.S. Funding,
         2.44%, 12/4/01                                 90,000     89,982
         2.30%, 2/19/02                                 20,000     19,898
         2.60%, 2/21/02                                  7,000      6,959
        Thames Asset Global Securitization, Inc. -
         No.1,
         2.20%, 3/28/02                                 19,753     19,611
         1.95%, 4/15/02                                 30,000     29,781
        Tulip Funding Corp.,
         3.25%, 12/11/01                                59,817     59,763
         4.32%, 12/18/01                                17,500     17,464
         2.00%, 8/5/02                                  15,000     14,794
        Victory Receivables Corp.,
         2.40%, 1/9/02                                  17,651     17,605
         2.32%, 1/15/02                                 18,000     17,948
         2.14%, 1/23/02                                  4,000      3,987
      -------------------------------------------------------------------
                                                                2,145,836
      -------------------------------------------------------------------
      Non-Depository Personal Credit Institutions - 0.1%
        Tyco Capital Corp.,
         2.12%, 12/3/01                                 10,000      9,999
      -------------------------------------------------------------------
      Single Seller Conduits - 4.1%
        Atlantis One Funding Corp.,
         3.51%, 12/14/01                                20,000     19,975
         2.18%, 1/29/02                                 69,530     69,282
         2.47%, 3/8/02                                  50,000     49,667
         2.50%, 3/11/02                                150,000    148,958
         1.97%, 5/20/02                                 20,000     19,814
        Halogen Capital Co. LLC,
         2.55%, 1/14/02                             $   50,000 $   49,844
         2.37%, 1/17/02                                 39,000     38,879
      -------------------------------------------------------------------
                                                                  396,419
      -------------------------------------------------------------------
      Structured Investment Vehicles - 11.1%
        Conduit Asset Backed Security,
         3.55%, 1/23/02                                  6,500      6,466
         2.65%, 2/6/02                                   9,500      9,453
        Crown Point Capital Co.,
         2.15%, 12/5/01                                  9,822      9,820
         2.23%, 2/5/02                                  17,500     17,428
         1.98%, 2/7/02                                  42,500     42,341
         2.29%, 4/18/02                                 38,000     37,666
        FIDEX, PLC,
         2.07%, 3/4/02                                  17,000     16,909
        K2 (USA) LLC,
         3.52%, 2/4/02                                   6,500      6,459
         3.70%, 2/15/02                                 17,500     17,363
         2.47%, 3/22/02                                  7,500      7,443
         2.29%, 4/17/02                                 24,000     23,791
         2.47%, 4/26/02                                 12,500     12,375
        Liberty Street Funding Co.,
         2.17%, 12/3/01                                  1,000      1,000
         2.30%, 12/3/01                                 20,000     19,997
         2.29%, 12/7/01                                 30,500     30,488
         2.02%, 12/14/01                                22,500     22,484
         2.05%, 12/17/01                                25,000     24,977
         2.08%, 12/21/01                                41,500     41,452
        Moriarty Ltd.,
         3.38%, 12/5/01                                 50,000     49,250
         1.91%, 2/6/02                                  45,000     44,840
         3.53%, 5/3/02                                  50,000     49,981
        MPF Ltd.,
         3.29%, 12/10/01                                55,500     55,454
         2.05%, 12/18/01                                20,250     20,230
         2.45%, 12/18/01                                10,000      9,989
         2.16%, 1/11/02                                 41,500     41,398
        North Coast Funding LLC,
         2.10%, 1/18/02                                 20,000     19,944

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  19  MONEY MARKET PORTFOLIOS

------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                   PRINCIPAL
                                                    AMOUNT      VALUE
                                                    (000S)      (000S)

        COMMERCIAL PAPER - 53.3% - CONTINUED

        Structured Investment Vehicles - 11.1% - (continued)
          Pennine Funding LLC,
           3.54%, 1/18/02                          $   34,000 $   33,840
           3.51%, 1/29/02                              50,000     49,712
           3.52%, 1/29/02                              71,500     71,088
           2.30%, 2/11/02                              29,125     28,991
           2.50%, 3/6/02                               20,000     19,868
          Sigma Finance,
           2.15%, 12/3/01                             100,000     99,988
           3.57%, 12/13/01                             17,500     17,479
           3.54%, 12/17/01                             23,500     23,463
           3.54%, 12/20/01                             12,500     12,477
           3.40%, 2/11/02                               3,000      2,980
           2.30%, 4/18/02                              25,000     24,780
          Westways Funding IV Ltd.,
           2.12%, 2/12/02                              19,000     18,918
           2.13%, 2/28/02                              42,000     41,779
        ----------------------------------------------------------------
                                                               1,084,361
        ----------------------------------------------------------------
        Transportation Equipment - 0.6%
          Ford Credit Canada Ltd.,
           3.85%, 12/3/01                               5,000      4,998
           3.69%, 12/11/01                             25,000     24,974
           3.47%, 2/11/02                              25,000     24,827
        ----------------------------------------------------------------
                                                                  54,799
        ----------------------------------------------------------------
        Total Commercial Paper (cost $5,199,920)               5,199,920

        CORPORATE NOTES/BONDS - 18.0%

        Administration of Environmental & Housing Programs - 0.0%
          Tri-O Development LLC Program Notes,
           Series 1999 (National City Bank LOC),
           2.25%, 12/6/01                               3,880      3,880
        ----------------------------------------------------------------
        Bank Holding Companies - 0.1%
          Citicorp Floating Rate MTN,
           2.18%, 2/14/02                              12,500     12,505
        ----------------------------------------------------------------
        Business Services - 0.1%
          Birchwood Acres Ltd., Taxable VRDB,
           Series 2000,
           2.17%, 12/6/01                              12,410     12,410
        ----------------------------------------------------------------
        Computer & Industrial Machines & Equipment - 0.9%
          John Deere Capital Corp. MTN,
           4.17%, 6/10/02                              19,600     19,600
          John Deere Capital Corp. FRN,
             3.76%, 12/3/01                        $   12,000 $   12,000
             2.70%, 1/14/02                            12,500     12,503
             2.52%, 1/18/02                            12,500     12,506
             2.58%, 1/12/02                            25,000     25,020
        ----------------------------------------------------------------
                                                                  81,629
        ----------------------------------------------------------------
        Collateralized Loan Obligations - 1.2%
          Syndicated Loan Funding Trust Senior
           Secured Notes,
           Series 2000-21,
           6.79%, 12/14/01                             25,000     25,000
           Series 2001-1,
           FRN, 2.18%, 12/17/01                        35,000     35,000
           Series 2001-5,
           5.00%, 4/12/02                              53,000     53,000
        ----------------------------------------------------------------
                                                                 113,000
        ----------------------------------------------------------------
        Communications - 0.1%
          Vodaphone Group PLC FRN,
           3.31%, 12/19/01                              7,000      7,002
        ----------------------------------------------------------------
        Construction - 0.1%
          Metal Forming and Coining Corp.,
           (National City Bank LOC),
           2.25%, 12/6/01                               8,240      8,240
        ----------------------------------------------------------------
        Domestic Depository Institutions - 2.6%
          Fleet National Bank FRN,
           3.55%, 12/6/01                              25,000     25,006
          Huntington National Bank,
           5.57%, 1/7/02                               50,000     50,000
           5.04%, 2/26/02                              45,000     44,998
          Marshall and Ilsley Bank,
           6.15%, 12/2/02                              19,000     19,646
          M&I Bank of Southern Wisconsin,
           7.25%, 3/22/02                              12,500     12,595
          U.S. Bank N.A. MTN,
           4.50%, 4/18/02                              50,000     49,974
           3.54%, 9/3/02                               25,000     25,000
          Wells Fargo Co.,
           6.50%, 9/3/02                               25,000     25,710
        ----------------------------------------------------------------
                                                                 252,929
        ----------------------------------------------------------------

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001


                                                              PRINCIPAL
                                                               AMOUNT    VALUE
                                                               (000S)    (000S)

         CORPORATE NOTES/BONDS - 18.0% - CONTINUED

         Electronic and Other Electronic Components - 1.2%
           General Electric Capital Corp MTN.,
            Series A, 3.82%, 7/30/02                          $ 90,000  $ 90,066
            6.70%, 10/1/02                                      18,000    18,608
            6.44%, 10/6/02                                       3,250     3,358
         -----------------------------------------------------------------------
                                                                         112,032
         -----------------------------------------------------------------------
         Health Services - 0.1%
           Crozer Keystone Health System VRDB,
            2.22%, 12/5/01                                       7,210     7,210
           Surgery Center Financing Corp. VRDN,
            Series 1997, (NCC Bank LOC),
            2.25%, 12/6/01                                       5,865     5,865
         -----------------------------------------------------------------------
                                                                          13,075
         -----------------------------------------------------------------------
         International Receivables - 0.5%
           Holmes Financing PLC FRN,
            2.20%, 12/17/01                                     50,000    50,000
         -----------------------------------------------------------------------
         Non-Depository Personal Credit Institutions - 0.2%
           AT&T Capital Corp. FRN,
            2.64%, 1/23/02                                       4,000     4,002
           AT&T Capital Corp. MTN,
            7.03%, 8/12/02                                      10,000    10,217
           Folk Financial Services, Inc.
            Loan Program Notes,
            Series A (NCC Bank LOC),
            2.22%, 12/6/01                                       6,060     6,060
         -----------------------------------------------------------------------
                                                                          20,279
         -----------------------------------------------------------------------
         Security & Commodity Broker/Dealers - 2.6%
           Goldman Sachs Group, Inc. FRN,
            2.34%, 12/3/01                                      35,000    35,025
            2.43%, 12/3/01                                      50,000    50,036
            3.79%, 12/7/01                                      30,000    30,001
            2.87%, 12/26/01                                     10,000    10,007
           Goldman Sachs Group, Inc. MTN,
            6.90%, 9/30/02                                      13,000    13,439
            7.02%, 9/30/02                                      10,000    10,348
           Merrill Lynch & Co. MTN,
            5.71%, 1/15/02                                       3,000     3,013
            4.64%, 4/1/02                                      100,000   100,009
            7.25%, 4/4/02                                        4,500     4,578
         -----------------------------------------------------------------------
                                                                         256,456
         -----------------------------------------------------------------------
        Structured Investment Vehicles - 8.3%
          Beta Finance, Inc. MTN,
           3.74%, 8/15/02                                     $100,000  $ 99,993
          Centauri Corp. MTN,
           3.74%, 8/15/02                                       47,500    47,497
          Dorada Finance Corp. MTN,
           4.11%, 5/13/02                                       40,000    40,000
          K2 (USA) LLC FRN,
           2.10%, 12/19/01                                      20,000    19,999
          K2 (USA) LLC MTN,
           4.83%, 3/4/02                                        32,500    32,500
           4.56%, 4/8/02                                        12,500    12,500
           4.46%, 4/15/02                                       15,500    15,500
           4.10%, 5/13/02                                       40,000    40,034
           4.06%, 7/15/02                                       35,000    35,002
           2.61%, 10/10/02                                      20,000    20,000
          KTWO (USA) LLC MTN,
           4.67%, 3/28/02                                        5,000     5,033
           2.72%, 12/2/02                                       15,000    15,000
          Liberty Lighthouse, U.S. Capital, MTN,
           4.61%, 5/13/02                                       50,000    50,000
           3.70%, 9/9/02                                        50,000    50,000
          Links Finance LLC MTN,
           3.75%, 8/20/02                                       50,000    50,000
          Sigma Finance FRN,
           2.11%, 12/26/01                                      38,000    38,002
          Sigma Finance MTN,
           4.31%, 5/9/02                                        15,000    15,012
           3.87%, 7/23/02                                       50,000    50,006
           4.05%, 7/30/02                                       75,000    75,000
           3.61%, 9/4/02                                        25,000    24,989
           2.59%, 10/7/02                                       20,000    20,000
           2.50%, 10/23/02                                       5,000     5,000
           2.25%, 11/8/02                                       50,000    50,000
        ------------------------------------------------------------------------
                                                                         811,067
        -----------------------------------------------------------------------
        Total Corporate Notes/Bonds (cost $1,754,504)                  1,754,504

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  21  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)

       EURODOLLAR TIME DEPOSITS - 3.9%

         JP Morgan Chase Bank, N.A. Nassau,
          2.06%, 12/3/01                               $ 99,567  $ 99,567
         National Australia Bank, Grand Cayman,
          2.09%, 12/3/01                                107,992   107,992
         Royal Bank of Canada, Grand Cayman,
          2.06%, 12/3/01                                 98,385    98,385
         Toronto Dominion Bank, London,
          2.09%, 12/3/01                                 70,000    70,000
       ------------------------------------------------------------------
       Total Eurodollar Time Deposits (cost $375,944)             375,944

       MUNICIPAL INVESTMENTS - 4.1%
       Administration of Environmental & Housing Programs - 2.3%
         California Housing Finance Agency Home
          Mortgage Revenue Bonds, Series R,
          2.25%, 12/5/01                                 66,560    66,560
         New York State Housing Finance Agency
          Revenue Bonds, Series 2001-B,
          2.15%, 12/5/01                                  7,000     7,000
         Texas State Veterans' Housing Program Fund II
          Taxable Bonds, Series 99A-2,
          4.00%, 12/7/01                                 20,000    20,000
         Virginia State HDA Commonwealth Mortgage
          Revenue Bonds,
          Series 1998,
          2.10%, 12/5/01                                 90,500    90,500
          Series B,
          2.10%, 12/5/01                                 24,315    24,315
          Series C,
          2.10%, 12/5/01                                 11,410    11,410
       ------------------------------------------------------------------
                                                                  219,785
       ------------------------------------------------------------------
       Amusement & Recreation Services - 0.2%
         Maryland Stadium Authority Sports Facilities
          Lease Revenue Bonds, Series A,
          2.17%, 12/5/01                                 16,300    16,300
       ------------------------------------------------------------------
       Communications - 0.2%
         New Jersey Economic Development Authority
          Taxable Revenue Bonds, Series 1997 B,
          MSNBC/CNBC Project,
          2.27%, 12/3/01                                 23,399    23,399
       ------------------------------------------------------------------
       Electric Services - 0.5%
         Municipal Electric Authority of Georgia BAN,
          Series A, Project One,
          2.08%, 12/6/01                                $12,500  $ 12,500
          1.95%, 2/4/02                                  18,700    18,700
          2.15%, 2/6/02                                  10,400    10,400
          Series 1997, General Resident Project,
          2.48%, 12/3/01                                  9,431     9,431
          Series 1997, Project One,
          1.95%, 2/4/02                                   1,200     1,200
       ------------------------------------------------------------------
                                                                   52,231
       ------------------------------------------------------------------
       Executive, Legislative & General Government - 0.6%
         Massachusetts Municipal Wholesale Electric
          Co. Power Supply System
          Revenue Bonds, Project 6-B,
          2.52%, 7/1/02                                  15,235    15,235
         New York City Taxable G.O. Bonds,
          Series A-11,
          2.16%, 12/6/01                                 10,000    10,000
         Seattle, Washington Ltd. Taxable G.O. VRDB,
          Series 1996-C,
          2.05%, 12/5/01                                 32,825    32,825
       ------------------------------------------------------------------
                                                                   58,060
       ------------------------------------------------------------------
       Insurance Carriers - 0.1%
         Health Insurance Plan of Greater New York,
          VRN, Series 1990 B-1,
          2.25%, 12/5/01                                 10,500    10,500
       ------------------------------------------------------------------
       Oil and Gas Extraction - 0.1%
         Duncan Oil Co. VRDN, Series 2000,
          2.25%, 12/6/01                                  4,310     4,310
       ------------------------------------------------------------------
       Real Estate - 0.1%
         Connecticut State Housing Finance Authority
          Taxable VRDN, Series 2001-A4,
          2.15%, 12/6/01                                 12,250    12,250
       ------------------------------------------------------------------
       Total Municipal Investments (cost $396,835)                396,835

       REPURCHASE AGREEMENTS - 8.7%
       (Collateralized by U.S. Government Securities)
       Joint Repurchase Agreement - 0.5%
         UBS-Warburg LLC., dated 11/30/01,
          repurchase price $50,043
          2.11%, 12/7/01                                 50,000    50,000
       ------------------------------------------------------------------

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001


                                                    PRINCIPAL
                                                     AMOUNT      VALUE
                                                     (000S)      (000S)

      REPURCHASE AGREEMENTS - 8.7% - CONTINUED

      Repurchase Agreements - 8.2%
        Bear Stearns, Inc., dated 11/30/01,
         repurchase price $100,006
         2.18%, 12/3/01                             $  100,000 $  100,000
        Bank of America Securities LLC, dated
         11/30/01, repurchase price $200,012
         2.15%, 12/3/01                                200,000    200,000
        Credit Suisse First Boston Corp., dated
         11/30/01, repurchase price $200,012
         2.15%, 12/3/01                                200,000    200,000
        Merrill Lynch, dated 11/30/01, repurchase
         price $100,006
         2.14%, 12/3/01                                100,000    100,000
        UBS-Warburg LLC., dated 11/30/01,
         repurchase price $200,012
         2.17%, 12/3/01                                200,000    200,000
      --------------------------------------------------------------------
                                                                  800,000
      --------------------------------------------------------------------
      Total Repurchase Agreements (cost $850,000)                 850,000

      U.S. GOVERNMENT AGENCIES - 2.5%

      Fannie Mae - 2.5%
        FNMA Discount Notes
         2.26%, 12/3/01                                 47,500     47,494
         3.39%, 12/3/01                                 24,000     23,995
         3.39%, 12/6/01                                  7,000      6,997
         2.15%, 2/1/02                                  69,225     68,969
         1.96%, 3/1/02                                  31,150     31,001
        FNMA Note
         6.38%, 10/15/02                                60,000     61,834
      --------------------------------------------------------------------
      Total U.S. Government Agencies (cost $240,290)              240,290

      --------------------------------------------------------------------
      Total Investments - 102.1% (cost $9,949,599)              9,949,599
         Liabilities less Other Assets - (2.1)%                  (199,990)
      --------------------------------------------------------------------
      NET ASSETS - 100.0%                                      $9,749,609
      --------------------------------------------------------------------

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  23  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS


       GOVERNMENT PORTFOLIO


                                                   PRINCIPAL
                                                     AMOUNT        VALUE
                                                     (000S)        (000S)

U.S. GOVERNMENT AGENCIES - 58.9%

Fannie Mae - 23.0%
  FNMA Discount Notes
   4.13%, 12/3/01                                  $  45,000     $  44,990
   3.39%, 12/6/01                                     50,000        49,976
   2.65%, 12/14/01                                   100,000        99,904
   2.15%, 2/1/02                                      25,000        24,907
   3.62%, 7/12/02                                     30,000        29,327
   1.93%, 11/1/02                                     35,000        34,371
  FNMA FRN
   2.08%, 12/3/01                                    130,000       130,000
   2.09%, 12/3/01                                     90,000        90,000
   1.97%, 12/26/01                                    75,000        74,990
   1.96%, 12/27/01                                    30,000        29,972
  FNMA Note
   4.03%, 6/28/02                                     60,000        59,996
--------------------------------------------------------------------------
                                                                   668,433
--------------------------------------------------------------------------
Federal Farm Credit Bank - 0.9%
  Federal Farm Credit Bank Bond
   3.45%, 9/4/02                                      25,000        24,987
--------------------------------------------------------------------------
Federal Home Loan Bank - 18.6%
  FHLB Bonds
   6.75%, 5/1/02                                      25,000        25,257
   3.60%, 9/5/02                                      25,000        25,000
  FHLB Discount Notes
   3.20%, 12/7/01                                     75,000        74,960
   3.63%, 12/12/01                                    15,000        14,983
   2.57%, 12/19/01                                    35,000        34,955
   2.28%, 1/9/02                                      75,000        74,815
   1.97%, 2/4/02                                      40,000        39,858
   2.21%, 4/10/02                                     30,000        29,761
   2.22%, 4/12/02                                     13,956        13,842
   2.42%, 9/20/02                                     25,000        24,508
  FHLB FRN
   2.05%, 12/3/01                                     50,000        49,998
   1.91%, 12/16/01                                    20,000        19,999
   1.93%, 12/17/01                                    38,000        37,998
   1.98%, 12/20/01                                    50,000        49,982
   2.10%, 1/31/02                                     25,000        24,993
--------------------------------------------------------------------------
                                                                   540,909
--------------------------------------------------------------------------
  Freddie Mac - 15.5%
    FHLMC Discount Notes
     2.33%, 1/3/02                                 $  25,000    $   24,946
     4.83%, 1/31/02                                   50,000        49,591
     3.20%, 2/28/02                                   55,000        54,565
     2.60%, 3/4/02                                    60,000        59,597
     2.35%, 3/14/02                                   25,000        24,832
     2.21%, 4/11/02                                   25,000        24,799
     3.40%, 7/26/02                                   50,000        48,881
     2.53%, 8/15/02                                   40,000        39,277
     2.34%, 10/10/02                                  15,000        14,695
     2.10%, 10/18/02                                  18,058        17,720
     1.90%, 11/7/02                                   60,000        58,920
     2.00%, 11/7/02                                   18,950        18,591
     2.05%, 11/7/02                                   15,000        14,709
  ------------------------------------------------------------------------
                                                                   451,123
  ------------------------------------------------------------------------
  Student Loan Marketing Association - 0.9%
    SLMA Discount Note
     2.23%, 7/1/02                                    25,000        24,671
  ------------------------------------------------------------------------
  Total U.S. Government Agencies (cost $1,710,123)               1,710,123

  REPURCHASE AGREEMENTS - 40.2%
  (Collateralized by U.S. Government Securities)
  Joint Repurchase Agreement - 1.7%
    UBS-Warburg LLC, dated 11/30/01
     repurchase price $50,044
     2.11%, 12/7/01                                   50,000        50,000
  ------------------------------------------------------------------------

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001

                                                   PRINCIPAL
                                                    AMOUNT      VALUE
                                                    (000S)      (000S)

       REPURCHASE AGREEMENTS - 40.2% - CONTINUED

       Repurchase Agreements - 38.5%
         Merrill Lynch, Inc., dated 11/30/01,
          repurchase price $200,012
          2.10%, 12/3/01                           $  200,000 $  200,000
         Merrill Lynch, Inc., dated 11/30/01,
          repurchase price $36,683
          2.14%, 12/3/01                               36,681     36,681
         First Boston Co., dated 11/30/01,
          repurchase price $200,012
          2.15%, 12/3/01                              200,000    200,000
         Goldman Sachs, dated 11/30/01,
          repurchase price $150,009
          2.17%, 12/3/01                              150,000    150,000
         UBS-Warburg LLC, dated 11/30/01,
          repurchase price $450,027
          2.17%, 12/3/01                              450,000    450,000
         Bear Stearns, Inc., dated 10/4/01,
          repurchase price $80,316
          2.45%, 12/4/01                               80,000     80,000
       -----------------------------------------------------------------
                                                               1,116,681
       -----------------------------------------------------------------
       Total Repurchase Agreements (cost $1,166,681)           1,166,681


       -----------------------------------------------------------------
       Total Investments - 99.1% (cost $2,876,804)             2,876,804

          Other Assets less Liabilities - 0.9%                    26,558
       -----------------------------------------------------------------
       NET ASSETS - 100.0%                                    $2,903,362

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  25  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS
                                                              NOVEMBER 30, 2001


       GOVERNMENT SELECT PORTFOLIO


                                          PRINCIPAL
                                           AMOUNT      VALUE
                                           (000S)      (000S)

U.S. GOVERNMENT AGENCIES - 97.5%

Federal Farm Credit Bank - 1.7%
  Federal Farm Credit Bank Bond
   3.45%, 9/4/02                          $   50,000 $   49,975
  Federal Farm Credit Bank Discount Note
   4.00%, 2/22/02                             22,839     22,628
---------------------------------------------------------------
                                                         72,603
---------------------------------------------------------------
Federal Home Loan Bank - 93.0%
  FHLB Bonds
   6.75%, 2/1/02                              50,000     50,218
   6.75%, 5/1/02                              82,310     83,055
   4.01%, 7/2/02                              70,000     70,000
   6.00%, 8/15/02                             39,000     39,598
   3.60%, 9/5/02                              25,000     25,000
   2.50%, 10/1/02                             75,000     75,000
  FHLB Discount Notes
   2.00%, 12/3/01                            200,000    199,980
   2.03%, 12/3/01                          1,450,342  1,450,179
   3.20%, 12/7/01                             55,000     54,971
   3.62%, 12/12/01                            50,000     49,945
   3.63%, 12/12/01                            25,000     24,972
   2.55%, 12/19/01                           185,000    184,764
   3.47%, 12/19/01                            25,000     24,957
   2.40%, 12/21/01                            17,000     16,977
   2.32%, 12/26/01                            75,000     74,879
   2.30%, 1/4/02                              30,000     29,935
   2.28%, 1/9/02                              30,000     29,926
   1.90%, 1/16/02                             95,231     95,000
   2.23%, 1/18/02                             15,000     14,955
   2.13%, 1/22/02                             30,000     29,908
   2.17%, 1/23/02                             60,000     59,808
   2.06%, 1/30/02                             48,800     48,632
   1.81%, 2/6/02                              50,000     49,831
   3.37%, 2/6/02                              48,800     48,494
   1.81%, 2/8/02                              70,000     69,757
   1.86%, 2/13/02                             80,000     79,691
   1.88%, 2/15/02                             83,314     82,984
   1.94%, 2/15/02                             80,000     79,672
   3.32%, 2/15/02                             35,000     34,754
   3.34%, 2/15/02                             45,185     44,866
   1.95%, 2/20/02                             50,000     49,780
   1.98%, 2/20/02                             50,000     49,777
   1.93%, 2/22/02                             10,000      9,956
   2.47%, 3/8/02                              35,000     34,767
   2.35%, 3/18/02                           $ 20,000 $   19,781
   2.23%, 3/25/02                             19,500     19,291
   2.37%, 3/27/02                             25,475     25,280
   2.33%, 4/1/02                              10,000      9,883
   2.21%, 4/10/02                             10,000      9,920
   2.00%, 4/30/02                             32,468     32,197
   1.95%, 5/10/02                             40,000     39,653
   3.70%, 5/24/02                             20,153     19,793
   2.42%, 9/20/02                             40,000     39,212
  FHLB FRN
   2.05%, 12/3/01                            150,000    149,994
   2.08%, 12/3/01                             75,000     74,943
   1.91%, 12/16/01                            50,000     49,997
   1.93%, 12/17/01                            80,000     79,995
   2.06%, 12/17/01                            50,000     49,999
   1.98%, 12/20/01                            50,000     49,982
   2.10%, 1/31/02                             75,000     74,980
---------------------------------------------------------------
                                                      4,111,888
---------------------------------------------------------------
Student Loan Marketing Association - 2.8%
  SLMA Discount Note
   2.21%, 7/1/02                              20,000     19,740
   2.23%, 7/1/02                              15,000     14,803
   1.99%, 7/3/02                              50,000     49,409
   2.04%, 7/8/02                              40,000     39,504
---------------------------------------------------------------
                                                        123,456
---------------------------------------------------------------
Total U.S. Government Agencies (cost $4,307,947)      4,307,947



---------------------------------------------------------------
Total Investments - 97.5% (cost $4,307,947)           4,307,947

   Other Assets less Liabilities - 2.5%                 111,302
---------------------------------------------------------------
NET ASSETS - 100.0%                                  $4,419,249

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                         MONEY MARKET PORTOLIOS
                                                                           ----
       SCHEDULES OF INVESTMENTS
                                                              NOVEMBER 30, 2001


       TAX-EXEMPT PORTFOLIO

                                                          PRINCIPAL
                                                           AMOUNT    VALUE
                                                           (000S)    (000S)

MUNICIPAL INVESTMENTS - 98.4%

Alabama - 1.6%
  Alabama Special Care Facilities Financing
   Authority Revenue VRDB, Series 1999B
   (Ascension Health Gtd.),
   1.70%, 12/7/01                                      $  7,000  $  7,000
  Oxford G.O. VRDB Trust Receipts, SGB 34
   (AMBAC Insured),
   1.59%, 12/7/01                                         4,000     4,000
-------------------------------------------------------------------------
                                                                   11,000
-------------------------------------------------------------------------
Alaska - 2.4%
  Alaska Housing Finance Corp. VRDB, Merrill
   P-Floats PT-37 (Colld. By Alaska Housing
   Finance Corp.),
   1.50%, 12/3/01                                         7,815     7,815
  Anchorage TAN,
   3.75%, 12/14/01                                        2,300     2,300
  Valdez Marine Terminal Revenue VRDB,
   Series 1994B, ARCO Transportation Project
   (Atlantic Richfield Co. Gtd.),
   1.55%, 12/7/01                                         7,000     7,000
-------------------------------------------------------------------------
                                                                   17,115
-------------------------------------------------------------------------
Arizona - 0.4%
  Arizona School District TAN COP, Series 2001,
   3.25%, 7/31/02                                         2,500     2,511
-------------------------------------------------------------------------
Arkansas - 0.6%
  Arkansas Development Finance Authority
   Revenue Bond, Series F, SFM Program
   (AIG Funding Corp. GIC),
   2.68%, 4/1/02                                          4,000     4,000
-------------------------------------------------------------------------
California - 1.1%
  California Pollution Control Finance Authority
   VRDB, San Diego Gas & Electric, Merrill
   Lynch P-Floats PA-538R (MBIA Insured),
   1.69%, 12/7/01                                         4,500     4,500
  Los Angeles Department of Water and Power
   Revenue VRDB, Series 2001B,
   1.25%, 12/3/01                                         1,000     1,000
  Los Angeles Unified School District TRAN,
   Series 2001,
   4.00%, 7/23/02                                         2,000     2,018
-------------------------------------------------------------------------
                                                                    7,518
-------------------------------------------------------------------------
Colorado - 2.3%
  Colorado HFA Multi-Family VRDN,
    Series 2001-A,
    2.65%, 8/6/02                                      $  3,000  $  3,000
  Douglas County School District No. 1 TAN,
    Series 2001, Douglas & Elbert Counties,
    3.50%, 6/28/02                                       10,000    10,059
  Greenwood Village G.O. VRDB, Series 2000,
    Fiddlers Business Improvement District
    (U.S. Bank LOC),
    1.60%, 12/6/01                                        1,300     1,300
  Intermountain Power Agency Goldman Sachs
    CP, Series 1997B,
    1.85%, 1/14/02                                        2,000     2,000
      -------------------------------------------------------------------
                                                                   16,359
      -------------------------------------------------------------------
      Delaware - 0.4%
        Kent County Student Housing Revenue VRDB,
         Series 2000, Delaware State University
         Project (First Union National Bank LOC),
         1.60%, 12/7/01                                   2,710     2,710
      -------------------------------------------------------------------
      District of Columbia - 1.9%
        District of Columbia Revenue Bonds, Series B,
         National Academy of Science (AMBAC
         Insured),
         1.70%, 4/12/02                                   2,000     2,000
        District of Columbia Water & Sewer Revenue
         VRDN, Citicorp Eagle Trust Series 8121A
         (FSA Insured),
         1.59%, 12/7/01                                   7,000     7,000
        District of Columbia Water & Sewer VRDN,
         Series 1998, Citibank Eagle Trust 985201
         (FSA Insured),
         1.59%, 12/7/01                                   4,200     4,200
      -------------------------------------------------------------------
                                                                   13,200
      -------------------------------------------------------------------
      Florida - 4.1%
        Adventist Health System/Sunbelt, Inc. VRDB,
         Series 2000A, Accounts Receivable
         Program (MBIA Insured),
         1.50%, 12/7/01                                   1,700     1,700

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  27  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT    VALUE
                                                         (000S)    (000S)
      MUNICIPAL INVESTMENTS - 98.4% - CONTINUED

      Florida - 4.1% - (continued)
        Capital Project Finance Authority Revenue
         VRDB, Series 2000H, Variable Capital
         Projects Loan Program (Caisse des Depots
         et Consignations GIC),
         1.70%, 12/7/01                                 $  2,700  $  2,700
        Florida State Department of Environmental
         Protection ROC, Series II-R123,
         (MBIA Insured),
         1.59%, 12/7/01                                    4,000     4,000
        Marion County Hospital District VRDB, Series
         2001, Munroe Regional Health System
         (AmSouth Bank Birmingham LOC),
         1.35%, 12/7/01                                    5,000     5,000
        Orange County Health Facility Authority
         VRDB, Series 2000A, Florida Hospital
         Association Health Facility Loan Program
         (Caisse des Depots et Consignations GIC),
         1.70%, 12/7/01                                    2,500     2,500
        Orange County Health Facility Revenue VRDB,
         Series 531, Morgan Stanley (FSA Insured),
         1.69%, 12/7/01                                    4,000     4,000
         Series 532, Morgan Stanley (AMBAC
         Insured),
         1.69%, 12/7/01                                    3,000     3,000
        Putman County Development Authority PCR
         Bond, Series H-4, National Rural Utilities
         Seminole Electric (National Rural Utilities
         Cooperative Finance Co. Gtd.),
         2.40%, 3/15/02                                    2,000     2,000
        Putman County Development Authority
         Revenue Bond, Seminole Electric
         Cooperative Project (National Rural Utilities
         Cooperative Finance Co. Gtd.),
         2.70%, 12/15/01                                   4,000     4,000

      --------------------------------------------------------------------
                                                                    28,900
      --------------------------------------------------------------------
      Georgia - 5.9%
        Burke County Development Authority PCR
         Revenue VRDB, Georgia Power Co. Plant
         Vogtle Project (Georgia Power Co. Gtd.),
         1.60%, 12/3/01                                    1,100     1,100
        Development Authority of Cobb County
         Revenue VRDB, Series 2001, Boy Scouts of
         America (SunTrust Banks LOC),
         1.55%, 12/7/01                                 $  3,000  $  3,000
        Fulton County School District VRDB, Citicorp
         Eagle Trust Series 981001
         1.59%, 12/7/01                                    8,000     8,000
        Georgia State G.O. VRDB, Eagle Trust Series
         97C1001,
         1.59%, 12/7/01                                    8,440     8,440
        Georgia State G.O. VRDB, Series 1999D, Eagle
         Trust Series 991002,
         1.59%, 12/7/01                                    7,000     7,000
        Georgia State Road and Highway Authority
         Revenue BAN, Series 2001,
         2.75%, 11/20/02                                   8,000     8,035
        Municipal Gas Authority of Georgia VRDB,
         Series C, Gas Portfolio Project II (Bank of
         America LOC),
         1.50%, 12/7/01                                    5,500     5,500

       -------------------------------------------------------------------
                                                                    41,075
       -------------------------------------------------------------------
       Idaho - 0.4%
         Idaho State TAN, Series 2001,
          3.75%, 6/28/02                                   3,000     3,019
       -------------------------------------------------------------------
       Illinois - 14.8%
        Berwyn G.O. Bonds, (AMBAC Insured),
         3.50%, 12/1/01                                    2,955     2,955
        Chicago Board of Education G.O. Unlimited
         VRDB, Series A, School Reform Board
         (FGIC Insured),
         1.69%, 12/7/01                                    4,995     4,995
        Chicago Board of Education Variable Rate
         Certificate, Series 2000A, School Reform
         Board (FGIC Insured),
         1.59%, 12/7/01                                   10,405    10,405
        Chicago G.O. Equipment Notes (Harris Trust
         and Savings Bank LOC),
         2.10%, 10/2/02                                    3,000     3,000
        Chicago G.O. Notes, Series 2000A,
         (Landesbank Hessen Thuringen LOC),
         2.40%, 12/6/01                                    4,000     4,000

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001



                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      MUNICIPAL INVESTMENTS - 98.4% - CONTINUED

      Illinois - 14.8% - (continued)
        Chicago G.O. Refunding VRDB, Series 1998,
         Citicorp Eagle Trust Series 981302
         (FSA Insured),
         1.59%, 12/7/01                                $  1,000  $  1,000
        Chicago Park District G.O. VRDB, Series 2001-
         A61, First Union MERLOTS, Tax Park
         Project (FGIC Insured),
         1.67%, 12/7/01                                   7,115     7,115
        Chicago Park District TAW, Series A,
         3.30%, 5/1/02                                    3,650     3,660
        Chicago School Reform Board G.O. VRDN,
         Series 1996, Bank of America Securities
         Variable Rate Certificates (MBIA Insured),
         1.64%, 12/7/01                                  12,700    12,700
        Illinois Development Finance Authority VRDB,
         Series 2001A, Evanston Hospital Corp.,
         1.55%, 12/7/01                                   9,400     9,400
         Jewish Charities RAN (Harris Trust and
         Savings Bank LOC),
         1.60%, 12/7/01                                   2,900     2,900
         Val-Matic (LaSalle Bank LOC),
         1.61%, 12/7/01                                   1,500     1,500
        Illinois Educational Facilities Authority
         Revenue Bonds, University of Chicago,
         2.05%, 7/3/02                                    7,000     7,000
        Illinois Educational Facilities Authority
         Revenue VRDB, Series 1996, The Art
         Institute of Chicago,
         1.55%, 12/7/01                                   3,300     3,300
         Series 2000, Shedd Aquarium Society
         (Bank One LOC),
         1.55%, 12/7/01                                   3,600     3,600
        Illinois Health Facilities Authority Revenue
         Bonds, Series C, Evanston Hospital Corp.,
         2.05%, 12/6/01                                   5,000     5,000
         Series 1985B, Evanston Hospital Corp.,
         1.85%, 10/31/02                                  4,000     4,000
        Illinois Health Facilities Authority Revenue
         VRDB, Series 166, FHA Insured Mortgage,
         Sinai Health Systems (AMBAC Insured),
         1.57%, 12/7/01                                   3,000     3,000
         Series 1996, Proctor Hospital (Bank One
         LOC),
         1.55%, 12/7/01                                $  4,150  $  4,150
        Metropolitan Pier and Exposition Authority
         MS Floating Rate Trust Certificate 2000
         VRDN, Series 296, (AMBAC Insured),
         1.57%, 12/7/01                                   2,500     2,500
        Regional Transportation Authority, MERLOTS
         Series 2001-A93 (FGIC Insured),
         1.67%, 12/7/01                                   3,630     3,630
        Regional Transportation Authority Revenue
         VRDB, Series 20001303 (MBIA Insured),
         1.59%, 12/7/01                                   4,000     4,000
      --------------------------------------------------------------------
                                                                  103,810
      --------------------------------------------------------------------
      Indiana - 3.8%
        Indiana Bond Bank Advanced Funding
         Program Notes, Series A-2,
         4.00%, 1/22/02                                   6,000     6,006
        Indiana Development Finance Authority
         Environmental Revenue Bonds, Series
         1998, USX Corp. Project Refunding (Bank of
         Nova Scotia LOC),
         2.05%, 2/7/02                                    2,000     2,000
        Indiana Health Facilities Financing Authority
         Revenue VRDB, Series B, Ascension Health,
         1.70%, 12/7/01                                  11,800    11,800
        Indiana Transportation Authority Highway
         Revenue VRDB, Citicorp Eagle Trust
         981402,
         1.59%, 12/7/01                                   1,650     1,650
        Shelby Eastern School Building Corp.
         Revenue Refunding Bonds, MERLOTS
         Series 2001-A84, (FGIC Insured),
         1.67%, 12/7/01                                   4,825     4,825
      --------------------------------------------------------------------
                                                                   26,281
      --------------------------------------------------------------------
      Iowa - 1.9%
        Iowa Finance Authority SFM Revenue VRDB,
         Series 1999A, Merrill P-Floats PT-99,
         1.50%, 12/3/01                                   3,900     3,900
        Iowa State TRAN, Series 2001,
         3.00%, 6/27/02                                   4,000     4,025

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  29  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)


                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
       MUNICIPAL INVESTMENTS - 98.4% - CONTINUED

       Iowa - 1.9% - (continued)
         Iowa State Vision Special Fund, MERLOTS
          Series 2001-A110 (MBIA Insured),
          1.67%, 12/7/01                               $  5,735  $  5,735
       -------------------------------------------------------------------
                                                                   13,660
       -------------------------------------------------------------------
       Kansas - 2.1%
         Johnson County School District No. 512
          VRDB, MERLOTS Series 2001-A92,
          1.67%, 12/7/01                                  9,510     9,510
         Kansas City PCR VRDB, Series 1985, General
          Motors Project,
          2.05%, 12/7/01                                  5,000     5,000
       -------------------------------------------------------------------
                                                                   14,510
       -------------------------------------------------------------------
       Kentucky - 1.7%
         Kentucky Association of Counties Advanced
          Revenue/Cash Flow Borrowing TRAN,
          3.50%, 6/28/02                                  4,000     4,019
         Kentucky Interlocal School Association TRAN
          COP, Series 2002,
          3.75%, 6/28/02                                  3,000     3,017
         Kentucky Rural Water Finance Corp. Notes,
          Series 2000, Public Construction Project,
          5.00%, 2/1/02                                   5,000     5,014
       -------------------------------------------------------------------
                                                                   12,050
       -------------------------------------------------------------------
       Louisiana - 2.8%
         City of Huntington IDR VRDB, Allied Signal,
          Inc. Project (Honeywell International, Inc.
          Gtd.),
          1.65%, 12/7/01                                  1,500     1,500
         Greater Baton Rouge Port Commission PCR,
          Dow Chemical Co. Project (Dow Chemical
          Co. Gtd.),
          4.40%, 12/15/01                                 4,935     4,935
         Lafayette Public Power Authority MS Floating
          Rate Trust Certificate 2000, Series 294,
          (AMBAC Insured),
          1.57%, 12/7/01                                  3,995     3,995
         Lake Charles Harbor & Terminal District
          Lehman Floating Rate Trust Receipts,
          Series 2000 FR/RI-C8, (Bank of America
          Gtd.)
          3.15%, 12/7/01                                  5,000     5,000
         Louisiana Public Facilities Authority Revenue
         VRDB, Series 2000, Equipment & Capital
         Facilities Pooled Loan (KBC Bank LOC),
         1.59%, 12/7/01                                $  4,200  $  4,200
      --------------------------------------------------------------------
                                                                   19,630
      --------------------------------------------------------------------
      Maryland - 1.0%
        Howard County Multi-Family Housing
         Revenue Bonds, Sherwood Crossing Ltd.
         (Colld. by U.S. Government Securities),
         3.00%, 6/1/02                                    2,000     2,000
        Maryland State Community Development
         Administration Residential Revenue Bonds,
         Series 2001C
         3.20%, 3/28/02                                   4,000     4,000
        Maryland State Community Development
         Administration Revenue VRDB, Series 1993,
         Merrill P-Floats PT-12,
         1.50%, 12/3/01                                     140       140
        Montgomery County SFM Revenue VRDB,
         Series PA-40, Merrill P-Floats,
         1.56%, 12/7/01                                     980       980
      --------------------------------------------------------------------
                                                                    7,120
      --------------------------------------------------------------------
      Michigan - 2.3%
        Detroit Sewage Disposal System VRDN, First
         Union MERLOTS Series 2001-A103,
         (FGIC Insured),
         1.67%, 12/7/01                                   6,400     6,400
        Michigan Municipal Bond Authority Revenue
         Notes, Series C-1,
         3.50%, 8/22/02                                   5,000     5,032
        Michigan Municipal Bond Authority Revenue
         Notes, Series C-2, (JPMorgan Chase Bank
         LOC),
         3.50%, 8/22/02                                   1,000     1,006
        Southfield Economic Development Revenue
         VRDB, Series 2000, Lawrence Tech
         University Project (Bank One LOC),
         1.55%, 12/7/01                                   3,500     3,500
      --------------------------------------------------------------------
                                                                   15,938
      --------------------------------------------------------------------

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001


                                                        PRINCIPAL
                                                         AMOUNT    VALUE
                                                         (000S)    (000S)
      MUNICIPAL INVESTMENTS - 98.4% - CONTINUED

      Minnesota - 0.5%
        Minneapolis G.O. Bonds, Series 2001,
         4.00%, 12/1/01                                 $  2,000  $  2,000
        Rochester Health Care Facility Revenue
         Bonds, Series B, Mayo Foundation,
         1.70%, 1/16/02                                    1,700     1,700
      ---------------------------------------------------------------------
                                                                     3,700
      ---------------------------------------------------------------------
      Mississippi - 0.6%
        Medical Center Education Building VRDB,
         Adult Hospital Project (AMBAC Insured),
         1.50%, 12/3/01                                    2,000     2,000
        University of Mississippi Building Corp. VRDB,
         Series 2000A, Campus Improvement
         Project (MBIA Insured),
         1.59%, 12/7/01                                    2,000     2,000
      ---------------------------------------------------------------------
                                                                     4,000
      ---------------------------------------------------------------------
      Missouri - 1.0%
        Missouri State Health and Educational
         Facilities Authority VRDB, Series 99A,
         Missouri Pooled Hospital Loan Program
         (Caisse des Depots et Consignations LOC),
         1.70%, 12/7/01                                    5,750     5,750
        St. Louis County IDA VRDB, Series 1996B,
         Friendship Village WEST County Project
         (LaSalle Bank LOC),
         1.50%, 12/7/01                                    1,100     1,100
      ---------------------------------------------------------------------
                                                                     6,850
      ---------------------------------------------------------------------
      Nevada - 0.8%
        Clark County CP, Series 2001B, Motor Vehicle
         Fuel Tax (Toronto-Dominion Bank LOC),
         1.65%, 2/21/02                                    2,300     2,300
        Nevada State Municipal VRDB, Series 1997-
         SGB 31 (FGIC Insured),
         1.59%, 12/7/01                                    3,665     3,665
      ---------------------------------------------------------------------
                                                                     5,965
      ---------------------------------------------------------------------
      New Mexico - 2.1%
        New Mexico Hospital Equipment Loan
         Council VRDB, Series 2000A, Pooled Loan
         Program (Caisse des Depots et
         Consignations GIC),
         1.70%, 12/7/01                                    7,000     7,000
       State of New Mexico TRAN, Series 2001A,
        4.00%, 6/28/02                                  $  5,000  $  5,041
       University of New Mexico Subordinate Lien
        System Improvement Revenue VRDB,
        Series 2001,
        1.60%, 12/7/01                                     2,400     2,400
     ----------------------------------------------------------------------
                                                                    14,441
     ----------------------------------------------------------------------
     New York - 4.6%
       New York City G.O. VRDB, Series J-2, Fiscal
        1996 (Commerzbank LOC)
        1.25%, 12/3/01                                     1,150     1,150
       New York City RAN, Series 2001,
        3.00%, 4/12/02                                    13,500    13,548
       New York City TFA BAN, Series 2001-3
        2.75%, 11/13/02                                   10,000    10,093
       New York City TFA, Series 2001A, New York
        City Recovery Notes,
        3.25%, 10/2/02                                     7,000     7,072
     ----------------------------------------------------------------------
                                                                    31,863
     ----------------------------------------------------------------------
     Ohio - 3.2%
       Clinton County Hospital Revenue VRDB, Ohio
        Hospital Capital, Inc. Pooled Financial (Fifth
        Third Bank LOC),
        1.60%, 12/7/01                                     5,200     5,200
       Franklin County Hospital Revenue VRDB,
        Series 2001 II-R-55, Smith Barney ROC
        (Salomon Smith Barney Holdings Gtd.),
        1.69%, 12/6/01                                    15,000    15,000
       Pickerington Local School District G.O. BAN,
        3.20%, 12/14/01                                    2,000     2,000
     ----------------------------------------------------------------------
                                                                    22,200
     ----------------------------------------------------------------------
     Oklahoma - 0.4%
       Muskogee Industrial Trust, Series A,
        Oklahoma Gas & Electric Co. Project
        (Oklahoma Gas & Electric Co. Gtd.),
        2.60%, 12/7/01                                     1,400     1,400
       Tulsa Industrial Revenue VRDB, Series 2000B,
        University of Tulsa (MBIA Insured),
        1.55%, 12/7/01                                     1,620     1,620
     ----------------------------------------------------------------------
                                                                     3,020
     ----------------------------------------------------------------------

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  31  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS

       TAX-EXEMPT PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)

      MUNICIPAL INVESTMENTS - 98.4% - CONTINUED

      Oregon - 0.8%
        Oregon Housing and Community Services
         Department SFM Program, Series 2001H,
         2.75%, 2/12/02                                $  2,000  $  2,000
        Oregon Housing and Community Services
         Department SFM Program, MS Floating
         Rate Trust Certificates, Series 298,
         1.57%, 12/7/01                                   3,495     3,495
      -------------------------------------------------------------------
                                                                    5,495
      -------------------------------------------------------------------
      Pennsylvania - 0.3%
        Philadelphia Hospitals and Higher Education
         Facilities Notes, Series B, Jefferson Health
         System,
         3.35%, 3/28/02                                   2,000     2,000
        Washington County Authority Lease Revenue
         VRDB, Series B-1, Subseries E, Eye & Ear
         Hospitals (Allied Irish Bank LOC),
         1.65%, 12/7/01                                     150       150

      -------------------------------------------------------------------
                                                                    2,150
      -------------------------------------------------------------------
      South Carolina - 1.6%
        South Carolina School Facilities G.O. VRDB,
         Series 7, 2000 ROCS, (South Carolina
         Insured),
         1.59%, 12/7/01                                   4,000     4,000
        South Carolina State Multi-Family Housing,
         Financing, and Development Authority
         VRDB, Series 2001, Martin's Creek
         Apartments Project (General Electric
         Capital Corp. LOC),
         1.54%, 12/7/01                                   7,300     7,300

      -------------------------------------------------------------------
                                                                   11,300
      -------------------------------------------------------------------
      Tennessee - 3.1%
        Knox County Health, Education, and Housing
         VRDB, Pooled Housing Bond (Caisse des
         Depots et Consignations LOC),
         1.70%, 12/7/01                                   5,250     5,250
        Knox County Health, Education, and Housing
         VRDB, Series 2001-A2, Cookeville Regional
         Project (Amsouth Bank Birmingham LOC),
         1.60%, 12/7/01                                   5,800     5,800
       Tennessee - 3.1% - (continued)
         Memphis G.O.General Improvement VRDB,
          Series 1996, Soc Gen Trust SGB-23,
          1.59%, 12/7/01                               $  1,000  $  1,000
         Metropolitan Nashville & Davidson County
          Electric Revenue VRDB, Citicorp Eagle
          Trust Series 984201,
          1.59%, 12/7/01                                  4,800     4,800
         Shelby County TAN, Series 2001A,
          (Bayerische Landesbank LOC),
          1.60%, 12/7/01                                  1,800     1,800
         Sumner County Health, Education, and
          Housing VRDB, Series 1999A, Hospital
          Alliance of Tennessee Pooled Program
          (Transamerica Life Insurance & Annuity
          Co. Gtd.)
          1.61%, 12/7/01                                  3,200     3,200

       ------------------------------------------------------------------
                                                                   21,850
       ------------------------------------------------------------------
       Texas - 11.5%
         Bastrop Independent School District VRDB,
          Series 1997, SocGen Municipal Securities
          Trust Receipts SGB-37 (PSF Gtd.),
          1.59%, 12/7/01                                  3,700     3,700
         Bexar County Multi-Family HFA VRDN, Series
          PT-1238, (Merrill Lynch & Co., Inc. Gtd.),
          1.76%, 12/7/01                                  3,000     3,000
         Bexar County Revenue Bonds, Clipper Trust
          Series 2001-3, (MBIA Insured),
          3.50%, 12/14/01                                 6,000     6,000
         Comal Independent School District ABN
          AMRO Munitops, Series 99-9, (PSF of
          Texas Gtd.),
          1.60%, 12/7/01                                  9,000     9,000
         Dallas G.O. Refunding VRDB, Morgan Stanley
          Floating Rate Certificates, Series 1998-93,
          1.57%, 12/7/01                                  3,595     3,595
         Dallas Independent School District G.O.
          Unlimited VRDN, Tax P-Floats PT-370
          (Colld. by U.S. Treasury Securities),
          1.56%, 12/7/01                                  6,885     6,885
         El Paso City Public Service Board CP, Water
          & Sewer Subordinate Lien Revenue,
          1.80%, 12/3/01                                  2,000     2,000

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  32  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001


                                                           PRINCIPAL
                                                            AMOUNT    VALUE
                                                            (000S)    (000S)
  MUNICIPAL INVESTMENTS - 98.4% - CONTINUED

  Texas - 11.5% - (continued)
    Granbury Independent School District VRDN,
     Series 1999, P-Float SG-129 (PSF of Texas Gtd.),
     1.56% , 12/7/01                                       $  4,815  $  4,815
    Harris County Health Facilities Development Corp.
     Revenue VRDB, Series 1994, Methodist
     Hospital,
     1.60%, 12/3/01                                             100       100
     MERLOTS Series 2001-A87 (U.S. Treasuries
     Escrowed),
     1.67%, 12/6/01                                           5,690     5,690
    Harris County Toll Road Senior Lien Revenue
     Notes, Series E,
     1.95%, 3/19/02                                           2,000     2,000
    Houston Water and Sewer Revenue VRDB,
     Citicorp TOB, Series CR-2L, (MBIA Insured),
     1.64%, 12/7/01                                             250       250
    San Antonio Electric and Gas VRDB, First Union
     MERLOTS Series 2001-A68, (Colld. by U.S.
     Treasury Securities),
     1.72%, 12/7/01                                           3,635     3,635
    San Antonio Independent School District ABN
     AMRO MuniTops, Series 2001-29,
     2.55%, 8/21/02                                           4,995     4,995
    San Antonio Water System CP, Series A,
     1.70%, 2/13/02                                           5,000     5,000
    Tarrant County Housing Finance Corp. Multi-
     Family Bonds, Series PT-473, Merrill P-Floats
     (FHLMC Gtd.),
     2.85%, 3/14/02                                           3,755     3,755
    Texas City Industrial Development Corp. VRDB,
     First Union MERLOTS Series 2000-A34, Arco
     Pipeline Project,
     1.67%, 12/7/01                                           3,985     3,985
    Texas State TRAN, Series 2001A,
     3.75%, 8/29/02                                          12,000    12,111
  ---------------------------------------------------------------------------
                                                                       80,516
  ---------------------------------------------------------------------------
  Utah - 0.6%
    Salt Lake City TRAN, Series 2001,
     3.25%, 6/28/02                                           4,000     4,013
  ---------------------------------------------------------------------------
  Washington - 7.3%
    Clark County Public Utilities District No. 1 Electric
     Revenue BAN,
     4.00%, 3/26/02                                           5,000     5,012
    King County Sewer Revenue VRDB, MERLOTS
     Series 2000E, (FGIC Insured),
     1.67%, 12/7/01                                        $  4,225  $  4,225
    Seattle Light and Power VRDN, Series 48, SMB
     ROC II-R (FSA Corp. Insured),
     1.59%, 12/7/01                                           5,995     5,995
    Tacoma Revenue BAN CP, Series 1-A, (Bank of
     America LOC),
     2.50%, 3/15/02                                           6,500     6,500
    Washington Health Care Facilities Authority,
     Series 1993, Sisters of St. Joseph (MBIA
     Insured),
     1.50%, 12/7/01                                           4,100     4,100
    Washington Public Power Supply System
     Revenue VRDN, Citicorp Eagle Trust Series
     944701,
     1.59%, 12/7/01                                           8,600     8,600
    Washington State G.O. Refunding VRDB, Eagle
     Trust Series 1993C,
     1.59%, 12/7/01                                           4,400     4,400
    Washington State G.O. VRDN, Series 1993B, Smith
     Barney SocGen Trust SGB-13,
     1.59%, 12/7/01                                          12,000    12,000
     ------------------------------------------------------------------------
                                                                       50,832
     ------------------------------------------------------------------------
    Wisconsin - 2.6%
     Milwaukee BAN, Series 2,
     3.50%, 8/29/02                                           2,000     2,014
    University of Wisconsin Hospital and Clinics
     VRDB, First Union MERLOTS Series 2000-RR,
     (FSA Corp. Insured),
     1.67%, 12/7/01                                           3,000     3,000
    Wauwatosa Housing Authority Adjustable Rate
     Put Option, Series 1995, San Camillio, Inc.
     Project (U.S. Bank LOC)
     1.60%, 12/7/01                                           1,600     1,600
    Wisconsin State G.O. VRDB, Series 2001-L34,
     Lehman Floaters (FSA Corp. Insured),
     1.80%, 12/7/01                                          11,370    11,370
     ------------------------------------------------------------------------
                                                                       17,984
     ------------------------------------------------------------------------
    Wyoming - 0.4%
     Wyoming Education Fund TRAN, Series 2001B,
     3.50%, 6/27/02                                           3,000     3,016
     ------------------------------------------------------------------------

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  33  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS
                                                              NOVEMBER 30, 2001


       TAX-EXEMPT PORTFOLIO (continued)


                                                        PRINCIPAL
                                                         AMOUNT     VALUE
                                                         (000S)     (000S)

   MUNICIPAL INVESTMENTS - 98.4% - CONTINUED

   Multiple States Pooled Securities - 5.5%
     Clipper Multistate Tax-Exempt Trust Certificates,
      Series A,
      1.74%, 12/7/01                                    $    3,000 $  3,000
     Pooled Puttable Floating Option, Series PPT-2,
      (Backed by Alaska HFC and South Dakota
      HDA),
      1.60%, 12/3/01                                           410      410
     SocGen Puttable Floating Option, Series 2001
      SGP-13, Tax-Exempt Pooled Trust Receipts,
      1.79%, 12/7/01                                        35,000   35,000
   ------------------------------------------------------------------------
                                                                     38,410
   ------------------------------------------------------------------------
   Total Municipal Investments (cost $688,011)                      688,011

                                                        NUMBER OF
                                                          SHARES     VALUE
                                                          (000S)    (000S)
   OTHER - 2.0%

     Aim Tax Free Money Market Fund                          1,995    1,995
     Dreyfus Tax-Exempt Cash Management Fund                   167      167
     Federated Tax Free Trust Money Market Fund
      No. 15                                                11,227   11,227
     Federated Tax Free Trust Money Market Fund
      No. 73                                                   319      319
   ------------------------------------------------------------------------
   Total Other (cost $13,708)                                        13,708
   ------------------------------------------------------------------------
   Total Investments - 100.4% (cost $701,719)                       701,719
      Liabilities less Other Assets - (0.4)%                         (3,110)
   ------------------------------------------------------------------------
   NET ASSETS - 100.0%                                             $698,609

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  34  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                         MONEY MARKET PORTOLIOS
                                                                           ----
       SCHEDULES OF INVESTMENTS
                                                              NOVEMBER 30, 2001


       MUNICIPAL PORTFOLIO

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)

      MUNICIPAL INVESTMENTS - 99.4%

      Alabama - 0.6%
        Birmingham, Alabama Medical Clinic Board
         VRDB, University of Alabama Health
         Services (Amsouth Bank LOC),
         1.65%, 12/7/01                                $   1,000 $  1,000
      -------------------------------------------------------------------
      Alaska - 1.1%
        Anchorage Alaska G.O. TAN,
         3.75%, 12/14/01                                   2,000    2,000
      -------------------------------------------------------------------
      Arkansas - 1.1%
        Arkansas State Development Finance
         Authority SFM Revenue Bonds,
         Series 2001 F (AIG Funding Corp. GIC),
         2.68%, 4/1/02                                     2,000    2,000
      -------------------------------------------------------------------
      California - 0.3%
        Los Angeles Department of Water and Power
         Revenue VRDB, Series 2001 B-1,
         1.25%, 12/3/01                                      500      500
      -------------------------------------------------------------------
      Colorado - 5.3%
        Colorado HFA Multi-Family Class III VRDB,
         Series A-1 (MBIA Insured),
         1.60%, 12/3/01                                    1,900    1,900
        Colorado HFA Multi-Family Insured
         Mortgage Revenue VRDB, Series A,
         1.59%, 12/7/01                                    1,600    1,600
        Greenwood Village G.O. Bonds, Series 2000,
         Fiddlers Business Improvement District
         (U.S. Bank LOC),
         1.60%, 12/7/01                                    2,200    2,200
        Intermountain Power Agency
         Goldman Sachs CP, Series 1997B,
         1.85%, 1/14/02                                    2,000    2,000
        State of Colorado General Fund
         TRAN, Series B,
         3.00%, 6/28/02                                    2,000    2,010
      -------------------------------------------------------------------
                                                                    9,710
      -------------------------------------------------------------------
      District of Columbia - 1.1%
        District of Columbia Revenue Bonds, Series B,
         National Academy of Science (AMBAC Insured),
         2.10%, 4/15/02                                    2,000    2,000
      -------------------------------------------------------------------
       Florida - 4.7%
         Capital Project Finance Authority Revenue
          Bonds, Series 2000-I, AAAE Airports
          Project (MBIA Insured),
          4.25%, 6/1/02                                $   2,500  $ 2,516
         Orange County Health Facility Revenue
          VRDB, Series 531, Morgan Stanley Floater
          Certificates (FSA Corp. Insured),
          1.69%, 12/7/01                                   2,300    2,300
          Series 532, Morgan Stanley Floater
          Certificates (AMBAC Insured),
          1.69%, 12/7/01                                   2,825    2,825
         Orange County HFA VRDB, Series 1987-A,
          Citicorp Eagle Trust (Colld. By GNMA
          Securities),
          1.59%, 12/7/01                                   1,000    1,000
       ------------------------------------------------------------------
                                                                    8,641
       ------------------------------------------------------------------
       Georgia - 2.1%
         DeKalb County Hospital Authority Revenue
          VRDN, Series B, Atlantic Certificates
          DeKalb Medical Center (SunTrust Bank LOC),
          1.55%, 12/5/01                                   1,565    1,565
         Fulton County School District VRDB, Citicorp
          Eagle Trust 981001,
          1.59%, 12/6/01                                   1,700    1,700
         Georgia State Road & Highway Authority
          Revenue BAN, Series 2001,
          2.75%, 11/20/02                                    500      502
       ------------------------------------------------------------------
                                                                    3,767
       ------------------------------------------------------------------
       Illinois - 9.8%
         Chicago Board of Education G.O. Unlimited
          VRDB, Series A (PA 616), School Reform
          Board (FGIC Insured),
          1.69%, 12/6/01                                     500      500
         Chicago City G.O. Equipment Notes
          (Harris Trust & Savings Bank LOC),
          2.10%, 10/2/02                                   1,900    1,900
         Chicago G.O. Refunding VRDB, Series 1998,
          Citicorp Eagle Trust 981302 (FSA
          Corp. Insured),
          1.59%, 12/6/01                                     500      500

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  35  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT    VALUE
                                                         (000S)    (000S)

      MUNICIPAL INVESTMENTS - 99.4% - CONTINUED

      Illinois - 9.8% - (continued)
        Illinois Development Finance Authority
         Revenue VRDB, Oak Crest Residence
         Project (American National Bank & Trust LOC),
         1.65%, 12/5/01                                 $  1,500 $   1,500
        Illinois Development Finance Authority VRDB,
         Series 2001A, Evanston Hospital Corp.,
         1.55%, 12/7/01                                    2,900     2,900
        Illinois Development Finance Authority VRDB,
         Val-Matic (LaSalle Bank LOC),
         1.61%, 12/7/01                                    5,250     5,250
        Regional Transportation Authority Revenue
         VRDB, Series 20001303 (MBIA Insured),
         1.59%, 12/7/01                                      300       300
         Series 2001-A73, First Union Merlot
         (MBIA Insured),
         1.67%, 12/7/01                                    5,000     5,000
      --------------------------------------------------------------------
                                                                    17,850
      --------------------------------------------------------------------
      Indiana - 4.2%
        Indiana Bond Bank Advance Funding
         Program Notes, Series A-2,
         4.00%, 1/22/02                                    2,000     2,002
        Indiana Development Finance Authority
         Environmental Revenue Bonds, Series
         1998, USX Corp. Project Refunding, (Bank
         Of Nova Scotia LOC),
         2.05%, 2/7/02                                     1,000     1,000
        Indiana Transportation Authority Highway
         Revenue VRDB, Citicorp Eagle Trust Series
         981402,
         1.59%, 12/7/01                                    2,600     2,600
        Shelby Eastern School Building Corp.
         Revenue Refunding Bonds, Series 2001-
         A84, First Union Merlot (FGIC Insured)
         1.67%, 12/7/01                                    2,000     2,000
      --------------------------------------------------------------------
                                                                     7,602
      --------------------------------------------------------------------
      Iowa - 0.6%
        Iowa Finance Authority SFM Revenue Bonds,
         Series 1999-A, Merrill P-Float PT-99,
         1.50%, 12/3/01                                    1,060     1,060
      --------------------------------------------------------------------
      Kentucky - 3.7%
        Kentucky Governmental Agencies TRAN
         COP, Series 2001,
         3.10%, 6/28/02                                $   3,130 $   3,138
        Kentucky Interlocal School Association,
         Series 2002, TRAN COP,
         3.75%, 6/28/02                                    2,000     2,011
        Kentucky Rural Water Finance Corporation
         G.O. Notes 2000, Public Construction
         Project,
         5.00%, 2/1/02                                     1,000     1,003
        Mason County PCR East Kentucky Power
         Project VRDB, Series 1984-B1, (National
         Rural Utility Cooperative Finance Co. Gtd.),
         1.85%, 12/7/01                                      505       505
      --------------------------------------------------------------------
                                                                     6,657
      --------------------------------------------------------------------
      Louisiana - 0.3%
        Greater Baton Rouge Port Commission
         Revenue Bonds, Dow Chemical Co. Project
         (Dow Chemical Co. Gtd.),
         4.40%, 12/15/01                                     500       500
      --------------------------------------------------------------------
      Maryland - 2.2%
        Howard County Multi-Family Housing
         Revenue VRDB, Series PT-313, P-Floats
         (Colld. by FNMA Securities),
         1.56%, 12/7/01                                    3,955     3,955
      --------------------------------------------------------------------
      Michigan - 0.4%
        Detroit Sewage Disposal System VRDN,
         First Union Merlots Series 2000-1
         (FGIC Insured),
         1.67%, 12/7/01                                      700       700
      --------------------------------------------------------------------
      Mississippi - 1.4%
        Medical Center Education Building Revenue
         VRDB, Adult Hospital Project (AMBAC
         Insured),
         1.50%, 12/3/01                                      500       500
        Mississippi Hospital Equipment & Facilities
         Authority Revenue VRDB, Series 1, North
         Mississippi Health,
         1.55%, 12/7/01                                    2,000     2,000
      --------------------------------------------------------------------
                                                                     2,500
      --------------------------------------------------------------------

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  36  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001


                                                        PRINCIPAL
                                                         AMOUNT    VALUE
                                                         (000S)    (000S)

     MUNICIPAL INVESTMENTS - 99.4% - CONTINUED

     Missouri--2.7%
       Missouri Health and Education Facilities
        Authority Revenue VRDB, Series 99-A,
        Missouri Pooled Hospital Loan Program
        (Caisse des Depots et Consignations LOC),
        1.70%, 12/7/01                                  $    600  $    600
       Missouri Health and Education Facilities
        VRDB, Series 1999,
        Pooled Hospital Freeman Health System
        (KBC Bank N.V. LOC),
        1.60%, 12/7/01                                     4,250     4,250
     ---------------------------------------------------------------------
                                                                     4,850
     ---------------------------------------------------------------------
     Nevada - 0.3%
       Nevada State VRDB, Series 1997-SGB 31
        (FGIC Insured),
        1.59%, 12/7/01                                       500       500
     ---------------------------------------------------------------------
     New Mexico - 5.1%
       State of New Mexico TRAN, Series 2001,
        4.00%, 6/28/02                                     3,000     3,025
       University of New Mexico Subordinate Lien
        System Improvement Revenue VRDB,
        Series 2001,
        1.60%, 12/7/01                                     6,325     6,325
     ---------------------------------------------------------------------
                                                                     9,350
     ---------------------------------------------------------------------
     New York - 3.4%
       New York City G.O. VRDB,
        Series J-2, Fiscal 1996 (CommerzBank LOC),
        1.25%, 12/3/01                                       500       500
       New York City RAN, Series 2001,
        3.00%, 4/12/02                                     1,500     1,505
       New York City TFA, Series 2001A,
        New York City Recovery Notes,
        3.25%, 10/2/02                                     4,100     4,141
     ---------------------------------------------------------------------
                                                                     6,146
     ---------------------------------------------------------------------
     Ohio - 7.9%
       Clinton County Hospital Revenue VRDB, Ohio
        Hospital Capital, Inc. (Fifth Third Bank LOC),
        1.60%, 12/7/01                                     7,490     7,490
       Franklin County Hospital Revenue VRDB,
        Series 2001 II-R-55, Smith Barney ROC
        (Salomon Smith Barney Gtd.),
        1.69%, 12/7/01                                     1,000     1,000
       Dublin City School District BAN, Series 2001,
        3.22%, 12/12/01                                 $  4,800  $  4,801
       Pickerington Local School District G.O. BAN,
        3.20%, 12/14/01                                    1,000     1,000
     ---------------------------------------------------------------------
                                                                    14,291
     ---------------------------------------------------------------------
     Oklahoma - 2.3%
       Garfield County Industrial Authority VRDB,
        Series A, Gas and Electric Co. Project
        (Oklahoma Gas and Electric Co. Gtd.),
        2.00%, 12/7/01                                       200       200
       Oklahoma Water Resources Board Revenue
        Bonds, Series 2001, State Loan Program,
        2.53%, 4/1/02 .                                    3,500     3,500
       Rural Enterprises of Oklahoma, Inc.
        VRDB, Series 2000A,
        Oklahoma Government Finance Program
        (Bank of America GIC),
        1.70%, 12/5/01                                       500       500
     ---------------------------------------------------------------------
                                                                     4,200
     ---------------------------------------------------------------------
     Oregon - 2.8%
       Oregon Housing and Community
        Services Department Revenue Bonds,
        Series 2001, SFM Program,
        2.03%, 11/14/02                                    5,105     5,105
     ---------------------------------------------------------------------
     Pennsylvania - 2.7%
       Philadelphia City CP Gas Works Revenue Bonds,
        Series 1998C (JP Morgan Chase Bank LOC),
        1.75%, 12/11/01                                    4,000     4,000
       Philadelphia Hospitals & Higher Education
        Facilities VRDN, Series B, Jefferson Health
        System,
        3.35%, 3/28/02                                     1,000     1,000
     ---------------------------------------------------------------------
                                                                     5,000
     ---------------------------------------------------------------------
     South Carolina - 2.7%
       Charleston City School District G.O. Bonds,
        4.00%, 2/1/02                                      1,000     1,001
       South Carolina State Housing, Financing, and
        Development Multi-Family VRDB, Series
        2001, East Ridge Apartments Project
        (General Electric Capital Corp. LOC),
        1.54%, 12/7/01                                     3,900     3,900
     ---------------------------------------------------------------------
                                                                     4,901
     ---------------------------------------------------------------------

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  37  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULES OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                        PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)

     MUNICIPAL INVESTMENTS - 99.4% - CONTINUED

     Tennessee - 3.5%
       Knox County Health, Education & Housing VRDB,
        (Caisse des Depots et Consignations LOC),
        1.70%, 12/7/01                                 $     650  $    650
       Knox County Health, Education & Housing VRDB,
        Series 2001-A2, Cookeville Regulatory
        Project, (Amsouth Bank Birmingham LOC),
        1.60%, 12/7/01                                     2,000     2,000
       Memphis G.O. Improvement Bonds,
        Series 1996 SGB-23 (Colld. by U.S.
        Government Securities),
        1.59%, 12/6/01                                       150       150
       Metropolitan Nashville, & Davidson Counties
        Electric Revenue VRDN, Citicorp Eagle
        Trust Series 984201,
        1.59%, 12/7/01                                     1,050     1,050
       Shelby County TAN, Series 2001A
        (Bayerische Landesbank LOC),
        1.60%, 12/7/01                                     2,500     2,500
     ---------------------------------------------------------------------
                                                                     6,350
     ---------------------------------------------------------------------
     Texas--3.9%
       Bastrop Independent School District VRDB,
        Municipal Securities Trust, Series 1997
        SGB 37 (PSF of Texas Gtd.),
        1.59%, 12/7/01                                       400       400
       Comal Independent School District VRDN,
        ABN AMRO Munitops Certificates,
        Series 99-9 (PSF of Texas Gtd.),
        1.60%, 12/7/01                                       600       600
      Harris County Health Facilities Development
        Corp. VRDB, Merlot Series 2001 A87 (U.S.
        Treasuries Escrowed),
        1.67%, 12/6/01                                     1,000     1,000
       Harris County Toll Road Senior Lien
        Revenue VRDN, Series E,
        1.95%, 3/19/02                                     1,000     1,000
      Lower Colorado River Authority CP Notes,
        Series A,
        2.00%, 2/7/02                                      2,000     2,000
       Tarrant County Multi-Family HFA Bonds,
        Merrill Lynch P-Floats Series PT-473
        (FHLMC Gtd.),
        2.85%, 3/14/02                                     2,000     2,000
     ---------------------------------------------------------------------
                                                                     7,000
     ---------------------------------------------------------------------
     Washington - 11.1%
       Clark County Public Utilities District No. 1
        Electric Revenue BAN,
        4.00%, 3/26/02                                  $  2,000  $  2,005
       King County Sewer Revenue VRDB,
        Merlot Series 2000E (FGIC Insured),
        1.67%, 12/7/01                                     4,800     4,800
       Washington G.O. VRDN,
        Series 2001 FR/RI-L15,
        Lehman Brothers Trust Receipts,
        1.75%, 12/7/01                                     7,100     7,100
      Washington Health Care Facilities Authority
        VRDB, Series 1993, Sisters of St. Joseph
        (MBIA Insured),
        1.50%, 12/7/01                                     1,100     1,100
       Washington State Housing Finance
        Commission Revenue Bonds,
        Series 4N-S, Single Family Program,
        2.75%, 5/31/02                                       440       440
       Washington State Housing Finance Commission
        VRDB, Series 2000, Living Care Center Project
        (FHLB LOC),
        1.50%, 12/6/01                                     2,400     2,400
       Washington State Various
        Purpose G.O. VRDB, Series 2000B,
        Eagle Trust Series No. 20004701,
        1.59%, 12/7/01                                     2,300     2,300
     ---------------------------------------------------------------------
                                                                    20,145
     ---------------------------------------------------------------------
     Wisconsin - 6.6%
       Bloomer School District BAN, Series 2001,
        Chippewa & Dunn Counties (Bloomer
        School District Gtd.)
        4.88%, 12/1/01                                     1,000     1,000
       Wisconsin Health and Education Facilities
        Authority VRDB, Series 2000B, Oakwood
        Village (M&I Marshall & Ilsley Bank LOC),
        1.55%, 12/7/01                                     5,000     5,000
       Wisconsin State G.O. VRDB, Series 2001-L34,
         Lehman Floaters-TRS (FSA Corp. Insured),
        1.80%, 12/7/01                                     6,000     6,000
     ---------------------------------------------------------------------
                                                                    12,000
     ---------------------------------------------------------------------

See Notes to the Financial Statements

MONEY MARKET PORTFOLIOS  38  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001

                                                      PRINCIPAL
                                                       AMOUNT     VALUE
                                                       (000S)     (000S)

       MUNICIPAL INVESTMENTS - 99.4% - CONTINUED

       Multiple States Pooled Securities - 5.5%
         Clipper Multistate Tax-Exempt Trust
          Certificates, Series A,
          1.74%, 12/7/01                              $    1,000 $  1,000
         SocGen Puttable Floating Option, Series 2001
          SG P-13 Tax Exempt Pooled Trust Receipts,
          1.79%, 12/7/01                                   9,000    9,000
       ------------------------------------------------------------------
                                                                   10,000
       ------------------------------------------------------------------
       Total Municipal Investments (cost $180,280)                180,280

                                                      NUMBER OF
                                                        SHARES    VALUE
                                                        (000S)    (000S)

       OTHER -- 0.4%

         Dreyfus Tax-Exempt Cash Management Fund             215      215
         Federated Tax Free Trust Money Market Fund
         No. 15                                              519      519
       ------------------------------------------------------------------
       Total Other (cost $734)                                        734



       Total Investments - 99.8% (cost $181,014)                  181,014

          Other Assets less Liabilities - 0.2%                        345
       ------------------------------------------------------------------
       NET ASSETS - 100.0%                                       $181,359

See Notes to the Financial Statements

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  39  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS



    -----------------------------------
1   ORGANIZATION
    -----------------------------------

Northern Institutional Funds (the "Trust") is a Delaware business trust, which was formed on July 1, 1997, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-two portfolios, each with its own investment objective. Northern Trust Investments, Inc. ("NTI") is the investment adviser for all of the Trust's money market portfolios (the "Portfolios"). Prior to January 1, 2001, The Northern Trust Company ("Northern Trust") served as the investment adviser to the Portfolios. On January 1, 2001, NTI assumed Northern Trust's rights and responsibilities as investment adviser of each of the money market Portfolios. Northern Trust is the custodian and transfer agent for the Trust. NTI and PFPC, Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor.

Presented herein are the financial statements of five money market Portfolios. These include: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio,Tax-Exempt Portfolio and Municipal Portfolio. Each of these diversified Portfolios has three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. As of November 30, 2001, Shares, Service Shares and Premier Shares were outstanding for the Diversified Assets, Government and Government Select Portfolios, and Shares and Service Shares were outstanding for the Tax-Exempt and Municipal Portfolios.

    -----------------------------------
2   SIGNIFICANT ACCOUNTING POLICIES
    -----------------------------------

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP". The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) INVESTMENT VALUATION - Investments are valued at amortized cost, which approximates market value. Under the amortized cost method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The Diversified Assets Portfolio and Government Portfolio have entered into such joint repurchase agreements as of November 30, 2001, as reflected in their accompanying Schedules of Investments.

C) INTEREST INCOME - Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

D) FEDERAL TAXES - It is each Portfolio's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal taxes.

At November 30, 2001, the Portfolios had the following capital loss carryforwards and related expiration dates for U.S. federal income tax purposes (in thousands):

                                 NOVEMBER 30, NOVEMBER 30,
                      Portfolio      2007         2008
                      ------------------------------------
                      Government     $91           $9
                      ------------------------------------

These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

E) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares.

Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative average net assets.

F) DISTRIBUTIONS - Each Portfolio's net investment income is declared daily as a dividend to shareholders of record on that day. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and distributed at least annually.

MONEY MARKET PORTFOLIOS  40  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2001



Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

During the year ended November 30, 2001, the percentage of dividends derived from net investment income paid by each of the following Portfolios as "exempt-interest dividends", excludable from gross income for Federal income tax purposes were as follows: Municipal Portfolio--100.00%, and Tax-Exempt Portfolio--100.00%.

G) AUDIT GUIDE - In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the Funds' financial statements.

    ---------------------------------------------------------
3   ADVISORY, TRANSFER AGENCY, CUSTODIAN AND OTHER AGREEMENTS
    ---------------------------------------------------------

As compensation for services rendered, including the assumption of the expenses related thereto, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of each Portfolio's average daily net assets.

Until further notice, the Investment Adviser has voluntarily agreed to waive
 .15% of its advisory fee for the Government Select and Municipal Portfolios, reducing such fee to .10% per annum. The effect of this waiver by the Investment Adviser for the year ended November 30, 2001 reduced advisory fees as shown on the accompanying Statements of Operations.

As compensation for services rendered, including the assumption of the expenses related thereto, the Custodian and Transfer Agent receive compensation based on a pre-determined schedule of charges approved by the Board.

    ---------------------------------------------------------
4   ADMINISTRATION AND DISTRIBUTION AGREEMENTS
    ---------------------------------------------------------

NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at the annual rate of .10% of each Portfolio's average daily net assets. The co-administrators are also entitled to additional fees for special legal services. Prior to January 1, 2001, Northern Trust served as a co-administrator of the Portfolios. On January 1, 2001, NTI assumed Northern Trust's rights and responsibilities as a co-administrator.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including administration fees, but excluding the fees payable to NTI for its duties as adviser and Northern Trust for its duties as transfer agent for all shares, payments under the service plan for the Portfolios' Service Shares and Premier Shares and certain extraordinary expenses, exceed on an annualized basis .10% of the Portfolio's average daily net assets, the co-administrators reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

Expenses reimbursed during the year ended November 30, 2001 are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, receives no compensation under its distribution agreement.

    ---------------------------------------------------------
5   SERVICE PLAN
    ---------------------------------------------------------

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions ("Servicing Agents") under which they will render certain administrative support services and in some cases personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .25% and .50% of the average daily net asset value of the outstanding Service and Premier Shares, respectively. Prior to February 1, 2001, the Service Plan also provided for the payment of fees to Northern Trust or other institutions for consulting services, technology and systems support services to the Service and Premier Shares customers at an annual rate of up to .08% of the average daily net asset value of such shares serviced. This fee has been eliminated.

    ---------------------------------------------------------
6   BANK LOANS
    ---------------------------------------------------------

The Trust maintains a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the NIBOR funds rate.

None of the Portfolios had any borrowings under this agreement during the year ended November 30, 2001.


        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  41  MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       REPORT OF INDEPENDENT AUDITORS


TO THE NORTHERN INSTITUTIONAL FUNDS SHAREHOLDERS AND BOARD OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios of the Northern Institutional Funds, as of November 30, 2001, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2001 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios at November 30, 2001, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Ernst & Young LLP
Chicago, Illinois
January 16, 2002


MONEY MARKET PORTFOLIOS  42  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2001


The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities per SEC rules.

Amortized cost also represents cost for federal income tax purposes.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

---------------------------------------------------------------------------
   EXPLANATION OF ABBREVATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
---------------------------------------------------------------------------

AMBAC    American Municipal Bond
         Assurance Corp.

BAN      Bond Anticipation Note

Colld.   Collateralized

COP      Certificate of Participation

CP       Commercial Paper

FGIC     Financial Guaranty Insurance
         Corp.

FHA      Federal Housing Authority

FHLB     Federal Home Loan Bank

FHLMC    Freddie Mac

FNMA     Fannie Mae

FRN      Floating Rate Note

FSA      Financial Security Assurance
         Corp.

GIC      Guaranteed Investment
         Contract

G.O.     General Obligation

Gtd.     Guaranteed

HDA      Housing Development
         Authority

HFA      Housing Finance Authority

IDA      Industrial Development
         Authority

IDR      Industrial Development
         Revenue

LOC      Letter of Credit

MBIA     Municipal Bond Insurance
         Association

MS       Morgan Stanley

MTN      Medium Term Note

PCR      Pollution Control Revenue

P-Floats Puttable Floating Rate
         Security

PSF      Permanent School Fund

RAN      Revenue Anticipation Notes

ROC      Reset Option Certificates

SFM      Single Family Mortgage

SLMA     Student Loan Marketing
         Association

Soc Gen  Societe Generale

TAN      Tax Anticipation Note

TAW      Tax Anticipation Warrants

TFA      Transitional Finance
         Authority

TOB      Tender Option Bond

TRAN     Tax and Revenue
         Anticipation Note

VRDB     Variable Rate Demand Bond

VRDN     Variable Rate Demand Note

VRN      Variable Rate Notes
-------------------------------------------------------------------------------

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  43  MONEY MARKET PORTFOLIOS

    MONEY MARKET PORTFOLIOS
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET PORTFOLIOS  44  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

(C)2002 Northern Trust Corporation. Northern Funds Distributors, LLC, an
   independent third party.                                       NIF AR MM 1/02

--------------------------------------------------------------------------------

NORTHERN
INSTITUTIONAL FUNDS
                              50 South LaSalle Street
    [LOGO] Managed by         P.O. 75986
           Northern Trust     Chicago, Illinois 60675-5986
                              800/637-1380
                              northernfunds.com/institutional

                                                              NOVEMBER 30, 2001

                                                                   annual report
--------------------------------------------------------------------------------









                                                                        NORTHERN
                                                             INSTITUTIONAL FUNDS
                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------













                                 [GRAPHIC HERE]

                                                      LIQUID ASSETS PORTFOLIO

TABLE OF CONTENTS






                                         2  PORTFOLIO MANAGEMENT COMMENTARY

                                         3  STATEMENT OF ASSETS AND LIABILITIES

                                         4  STATEMENT OF OPERATIONS

                                         5  STATEMENT OF CHANGES IN NET ASSETS

                                         6  FINANCIAL HIGHLIGHTS

                                         7  SCHEDULE OF INVESTMENTS

                                         9  NOTES TO THE FINANCIAL STATEMENTS

                                        11  REPORT OF INDEPENDENT AUDITORS

















            NOT FDIC INSURED
 -------------------------------------
     May lose value/No bank guarantee
--------------------------------------

The report has been prepared for the
general information of Northern
Institutional Funds shareholders. It
is not authorized for distribution to
prospective investors unless accompanied or preceded by a current Northern
Institutional Funds prospectus, which
contains more complete information about
Northern Institutional Funds investment
policies, management fees and expenses.
Investors are reminded to read the
prospectus carefully before investing
or sending money.

Northern Funds Distribution, LLC, an
independent third party.









                                        NORTHERN INSTITUTIONAL FUNDS ANNUAL
                                        REPORT 1 LIQUID ASSETS PORTFOLIO

                                                    LIQUID ASSETS PORTFOLIO
PORTFOLIO MANAGEMENT COMMENTARY




Liquid Assets Portfolio -- Mary Ann Flynn, Portfolio Manager


Against a backdrop of U.S. and foreign credit concerns, rising unemployment, lackluster consumer confidence, agency downgrades and terrorist attacks, the Federal Reserve reduced its federal funds rate from 6.5 percent to 2 percent during the past 12 months. One additional cut of 25 basis points, the eleventh in 2001, is expected by year-end.

With a longer duration than its peer group, the Portfolio was well positioned defensively for the rate cuts. We invested aggressively any time the long end of the market sold off. Floating-rate instruments and one-year fixed notes were purchased as a hedge against falling yields. Supply in the taxable market, however, is not plentiful.

Throughout the year, the Portfolio successfully used a barbell strategy, and no plans are currently underway to change the composition of the Portfolio. The highest percentage of assets continues to be invested in tier one commercial paper, where yields are most attractive. Looking forward, we will continue to maintain a longer duration in 2001. Given recent economic data, we believe the recession may not be as harsh as expected, and the economy should show signs of recovery in the second half of next year.



















Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money.




            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 2 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2001

                                                                        LIQUID
Amounts in thousands,                                                   ASSETS
except per share data                                                 PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                                         $587,813
Repurchase agreements, at cost which approximates market value           50,000
Cash                                                                        493
Income receivable                                                           978
Receivable for fund shares sold                                           3,776
Receivable from Administrator                                                 7
Total Assets                                                            643,067
--------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                                          7,042
Payable for fund shares redeemed                                         17,431
Distributions payable to shareholders                                     1,412
Accrued administration fees                                                  55
Accrued registration fees and other liabilities                              34
Total Liabilities                                                        25,974
--------------------------------------------------------------------------------
Net Assets                                                             $617,093
--------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                          $617,098
Accumulated undistributed net realized losses on investments                 (5)
Net Assets                                                             $617,093
--------------------------------------------------------------------------------
Total Shares Outstanding (no par value), Unlimited Shares Authorized:   617,098
Net Asset Value, Redemption and Offering Price Per Share:              $   1.00
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  3  LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS                   FOR THE PERIOD ENDED NOVEMBER 30, 2001

                                                       LIQUID
                                                       ASSETS
Amounts in thousands                                  PORTFOLIO
---------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                        $5,849

EXPENSES:
Investment advisory fees                                  470
Administration fees                                       188
Custody fees                                               26
Transfer agent fees                                         5
Professional fees                                          34
Trustee fees and expenses                                   1
Other                                                       7
---------------------------------------------------------------
Total Expenses                                            731
  Less voluntary waivers of:
     Investment advisory fees                            (470)
     Custody fees                                         (26)
     Transfer agent fees                                   (5)
  Less expenses reimbursed by
     Administrator                                        (43)
  Net Expenses                                            187
---------------------------------------------------------------
Net Investment Income                                   5,662

NET REALIZED LOSSES:
Net realized losses on investments                         (5)
  Net Losses on Investments                                (5)
---------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations   $5,657
---------------------------------------------------------------

(1) Commenced operations on August 15, 2001.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  4  LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS        FOR THE PERIOD ENDED NOVEMBER 30, 2001

                                                                              LIQUID
                                                                              ASSETS
                                                                             PORTFOLIO

Amounts in thousands                                                         2001/(1)/
---------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                       $    5,662
Net realized losses on investment transactions                                      (5)
    Net Increase in Net Assets Resulting from Operations                         5,657
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                                                  1,593,692
Shares redeemed                                                               (976,594)
    Net Increase in Net Assets Resulting from Capital Share Transactions       617,098
---------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                                                      (5,662)
    Total Distributions Paid                                                    (5,662)
---------------------------------------------------------------------------------------
Total Increase in Net Assets                                                   617,093

NET ASSETS:
Beginning of year                                                                   --
End of period                                                               $  617,093
---------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income                             $       --
---------------------------------------------------------------------------------------

(1)  Commenced operations on August 15, 2001.


See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  5  LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS                      FOR THE PERIOD ENDED NOVEMBER 30, 2001


                                                    LIQUID
                                                    ASSETS
                                                  PORTFOLIO

Selected per share data                            2001/3/
-----------------------------------------------------------
Net Asset Value, Beginning of Period                $1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                0.01

  Total Income from Investment Operations            0.01
-----------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                        (0.01)

    Total Distributions Paid                        (0.01)
-----------------------------------------------------------
Net Asset Value, End of Period                      $1.00
-----------------------------------------------------------
Total Return/1/                                      0.90%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period          $617,093

Ratio to average net assets of:/2/

  Expenses, net of waivers and reimbursements        0.10%

  Expenses, before waivers and reimbursements        0.39%

  Net investment income, net of waivers and
    reimbursements                                   3.01%

  Net investment income, before waivers and
    reimbursements                                   2.72%
-----------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

/(2)/ Annualized for periods less than one year.

/(3)/ For the period August 15, 2001 (commencement of operations) through
      November 30, 2001.


See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  6  LIQUID ASSETS PORTFOLIO

                                                    LIQUID ASSETS PORTFOLIO
SCHEDULE OF INVESTMENTS                                   November 30, 2001
LIQUID ASSETS PORTFOLIO

                                                        PRINCIPAL
                                                         AMOUNT           VALUE
                                                         (000S)           (000S)
CERTIFICATES OF DEPOSIT - 4.9%
Foreign Certificates of Deposit - 4.9%

   Barclays Bank, London Branch,                         $ 10,000       $ 10,005
     2.13%, 5/28/02
   Royal Bank of Canada, New York Branch,
     2.52%, 10/4/02                                        20,000         19,998
--------------------------------------------------------------------------------
Total Certificates of Deposit
--------------------------------------------------------------------------------
(Cost $    30,003)                                                        30,003
--------------------------------------------------------------------------------

COMMERCIAL PAPER - 70.7%
Auto Receivables - 5.6%
   FCAR Owner Trust,
     2.54%, 12/21/01                                       15,000         14,979
     3.42%, 2/26/02                                        20,000         19,835
--------------------------------------------------------------------------------
                                                                          34,814
--------------------------------------------------------------------------------
Bank Holding Companies - 4.1%
   UBS Finance (Delaware), Inc.,
     2.15%, 12/3/01                                        25,000         24,997
--------------------------------------------------------------------------------
Chemicals and Allied Products - 0.8%
   American Home Products Corp.,
     2.35%, 1/29/02                                         5,000          4,981
--------------------------------------------------------------------------------
Collaterized Loan Obligations - 8.5%
   Blue Ridge Asset Funding,
     2.15%, 12/3/01                                         7,476          7,475
   Moat Funding LLC,
     2.10%, 12/11/01                                        8,604          8,599
     2.08%, 12/17/01                                       15,000         14,986
     2.32%, 12/18/01                                        7,500          7,492
   Stellar Funding, Inc.,
     2.14%, 12/3/01                                         8,973          8,972
     3.45%, 12/4/01                                         1,514          1,513
     2.40%, 12/6/01                                         1,385          1,384
     2.60%, 12/7/01                                           775            775
     2.60%, 12/13/01                                          472            472
     2.60%, 12/28/01                                          488            487
--------------------------------------------------------------------------------
                                                                          52,155
--------------------------------------------------------------------------------
Communications - 4.8%
   AT&T Corp.,
     3.74%, 12/12/01                                       10,000          9,989
   Verizon Global Funding,
     2.62%, 9/20/02                                        20,000         19,574
--------------------------------------------------------------------------------
                                                                          29,563
--------------------------------------------------------------------------------
Credit Card Master Trusts - 3.7%
   Citibank Credit Card Master Trust -
     Dakota Certificates,
     2.13%, 12/4/01                                         5,000          4,999
     2.10%, 12/21/01                                       15,000         14,982
   MBNA Credit Card Master Trust -
     Emerald Certificates,
     2.26%, 12/19/01                                        3,000          2,997
--------------------------------------------------------------------------------
                                                                          22,978
--------------------------------------------------------------------------------
Electric Services - 0.2%
   Southern Co. Funding Corp.,
     2.10%, 12/6/01                                         1,100          1,100
--------------------------------------------------------------------------------
Electronic and Other Electrical Companies - 3.2%
   General Electric Capital Corp.,
     3.35%, 2/25/02                                        20,000         19,840
--------------------------------------------------------------------------------
Executive & Legislative - 0.8%
   Texas Municipal Power Agency,
     Series 1997,
     2.50%, 12/4/01                                         5,000          5,000
--------------------------------------------------------------------------------
Gas and Combined Utilities - 0.8%
   Consolidated Natural Gas Co.,
     2.64%, 1/10/02                                         5,000          4,985
--------------------------------------------------------------------------------
Motion Pictures - 1.1%
   Walt Disney Co.,
     2.75%, 12/6/01                                         7,000          6,997
--------------------------------------------------------------------------------
Multi-Seller Conduits - 22.2%
   Amstel Funding Corp.,
     2.33%, 1/22/02                                        17,635         17,576
     2.18%, 1/25/02                                        10,000          9,967
   Apreco, Inc.,
     2.10%, 12/12/01                                       10,000          9,994
   Atlantic Asset Securitization Corp.,
     1.98%, 2/12/02                                        15,000         14,940
   Compass Securitization,
     3.25%, 12/10/01                                        3,376          3,373
   Concord Minutemen Capital Co.,
     2.10%, 12/11/01                                        5,000          4,997
     2.09%, 2/12/02                                        12,842         12,788
   Edison Asset Securitization,
     2.15%, 12/7/01                                         6,204          6,202
   Eiffel Funding LLC,
     2.15%, 12/3/01                                         8,790          8,789
   Fairway Finance Corp.,
     2.12%, 12/7/01                                         5,000          4,998
     2.06%, 12/12/01                                        6,000          5,996
   Grand Funding Corp.,
     2.10%, 12/3/01                                        10,000          9,999
   Jupiter Securitization Corp.,
     3.45%, 2/15/02                                           300            298
   Kitty Hawk Funding Corp.,
     2.20%, 8/9/02                                          2,000          1,969
   Lexington Parker Capital,
     3.35%, 3/1/02                                          2,973          2,948
   Ness LLC,
     3.45%, 2/15/02                                           300            298
     2.47%, 3/28/02                                         5,000          4,960
     2.40%, 4/2/02                                          8,000          7,935
   Sheffield Receivables Corp.,
     2.10%, 12/17/01                                        5,000          4,995
   Silver Tower U.S. Funding,
     2.30%, 2/19/02                                         4,000          3,979
--------------------------------------------------------------------------------
                                                                         137,001
--------------------------------------------------------------------------------
Single Seller Conduits - 1.9%
   Atlantis One Funding Corp.,
     2.47%, 3/8/02                                          3,000          2,980
     2.18%, 4/26/02                                         9,000          8,920
--------------------------------------------------------------------------------
                                                                          11,900
--------------------------------------------------------------------------------
Structured Investment Vehicles - 13.0%
   Crown Point Capital Co.,
     1.98%, 2/7/02                                         15,498         15,440
   Liberty Street Funding Co.,
     3.38%, 12/14/01                                        6,134          6,126
     2.08%, 12/21/01                                       10,000          9,988
   Moriarty Ltd.,
     2.55%, 12/18/01                                        5,000          4,994
   MPF Ltd.,
     2.44%, 12/7/01                                        10,000          9,996
     2.45%, 12/18/01                                        5,000          4,994
   Pennine Funding LLC,
     2.50%, 3/6/02                                          3,000          2,980

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 LIQUID ASSETS PORTFOLIO

                                                   LIQUID ASSETS PORTFOLIO
SCHEDULE OF INVESTMENT                                         November 30, 2001
 LIQUID ASSETS PORTFOLIO (continued)

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                               (000S)           (000S)
COMMERCIAL PAPER - 70.7% - CONTINUED
Structured Investment Vehicles - 13.0% -(continued)

   Sigma Finance,
     2.15%, 12/3/01                                             $ 5,210        $ 5,209
     3.40%, 2/11/02                                                 500            497
     2.45%, 6/28/02                                               5,000          4,929
   Westways Funding IV Ltd.,
     2.13%, 2/28/02                                              15,000         14,921
--------------------------------------------------------------------------------------
                                                                                80,074
--------------------------------------------------------------------------------------
Total Commercial Paper
--------------------------------------------------------------------------------------
(Cost $    436,385)                                                            436,385
--------------------------------------------------------------------------------------
CORPORATE NOTES/BONDS - 11.5%
Domestic Depository Institutions - 3.6%
   Marshall & Ilsley Bank,
     6.15%, 12/2/02                                               2,000          2,069
   U.S. Bank MTN,
     3.54%, 9/3/02                                               20,000         20,000
--------------------------------------------------------------------------------------
                                                                                22,069
--------------------------------------------------------------------------------------
Electronic and Other Electrical Companies - 2.1%
   General Electric Capital Corp. MTN, Series A,
     3.82%, 7/30/02                                              13,000         13,017
--------------------------------------------------------------------------------------
Security & Commodity Broker/Dealers - 0.3%
   Goldman Sachs Group, Inc. MTN,
     6.90%, 9/30/02                                               2,000          2,068
--------------------------------------------------------------------------------------
Structured Investment Vehicles - 5.5%
   CC (USA) Inc. MTN,
     4.84%, 3/8/02                                                9,000          9,053
   K2 (USA) LLC MTN,
     2.61%, 10/10/02                                             10,000         10,000
   Sigma Finance MTN,
     3.61%, 9/4/02                                                5,000          4,998
     2.59%, 10/7/02                                              10,000         10,000
--------------------------------------------------------------------------------------
                                                                                34,051
--------------------------------------------------------------------------------------
Total Corporate Notes/Bonds
--------------------------------------------------------------------------------------
(Cost $    71,205)                                                              71,205
--------------------------------------------------------------------------------------

EURODOLLAR TIME DEPOSIT - 2.4%
   Toronto Dominion Bank, London Branch,
     Eurodollar Time Deposit,
     2.09%, 12/3/01                                              15,000         15,000
--------------------------------------------------------------------------------------
Total Eurodollar Time Deposit
--------------------------------------------------------------------------------------
(Cost $    15,000)                                                              15,000
--------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY - 4.9%
Federal National Mortgage Association - 4.9%

     3.39%, 12/3/01                                              10,000          9,998
     3.39%, 12/6/01                                              10,000          9,995
     2.07%, 3/1/02                                                5,000          4,974
     6.38%, 10/15/02                                              5,000          5,153
Total U.S. Government Agency
(Cost $    30,120)                                                              30,120
MUNICIPAL INVESTMENT - 0.8%
Health Services - 0.8%
   Waukesha, Wisconsin Health System, Inc.,
     VRDB, Series 19%,

     2.30%, 12/07/01                                              5,100          5,100
--------------------------------------------------------------------------------------
Total Municipal Investment
--------------------------------------------------------------------------------------
(Cost $    5,100)                                                                5,100
--------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 8.1%
(Colld. by U.S. Government Securities)
   Morgan Stanley & Co., dated 11/30/01,
     repurchase price  $25,004
     2.13%, 12/3/01                                              25,000         25,000
   SG Cowen Securities Corp., dated 11/30/01,
     repurchase price  $25,004
    2.12%, 12/3/01                                               25,000         25,000
Total Repurchase Agreements
--------------------------------------------------------------------------------------
(Cost $    50,000)                                                              50,000
--------------------------------------------------------------------------------------

Total Investments - 103.3%
--------------------------------------------------------------------------------------
(Cost $    637,813)                                                            637,813
--------------------------------------------------------------------------------------
   Liabilities less Other Assets - (3.3)%                                      (20,720)
--------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                          $ 617,093
--------------------------------------------------------------------------------------

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 8 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS                               NOVEMBER 30,2001

1. ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware business trust, which was formed on July 1, 1997, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-two portfolios, each with its own investment objective. The Liquid Assets Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, Inc, ("NTI"), a subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser of the Liquid Assets Portfolio. Northern Trust serves as custodian, and transfer agent to the Trust. In addition, NTI and PFPC, Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor. Presented herein are the financial statements for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP". The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Acctual results could differ from those estimates.

A)INVESTMENT VALUATION - Investments are valued at amortized cost, which approximates market value. Under the amortized cost method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

C) INTEREST INCOME - Interest income is recorded on the accrual basis and includes amortizaiton of discounts and premiums.

D) FEDERAL TAXES - It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal taxes.

At November 30, 2001, the Portfolio had a capital loss carryforward of approximately $5,000 with an expiration date of November 30, 2008 for U.S. federal income tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

E) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses that are not directly attributable to the Porfolio are typically allocated among the portfolios of Trust in proportion to their relative average net assets.

F) DISTRIBUTIONS - The Portfolio's net investment income is declared daily as a dividend to shareholders or record on that day. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and distributed at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents.

3. ADVISORY, TRANSFER AGENCY, CUSTODIAN AND OTHER AGREEMENTS
As compensation for advisory services and assumption of related expenses, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of .25% of the Portfolio's daily net assets. Until further notice, the Ivestment Adviser has voluntarily agreed to waive all of the advisory fee. The effect of this waiver by the Investment Adviser for the Period ended November 30, 2001, reduced advisory fees as shown on the accompanying Statement of Operations.

As compensation for services rendered, including the assumption of the expenses related thereto, the Custodian and Transfer Agent receive compension based on a pre-determined schedule of charges approved by the Board. Until further notice, the Investment Adviser has voluntarily agreed to waive all of the Custodian and Transfer Agent fee waiver by the Investment Adviser for the period ended November 30, 2001, reduced fees as shown on the accompanying Statement of Operations.



            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS                              NOVEMBER 30, 2001

4. ADMINISTRATION AND DISTRIBUTION AGREEMENT
NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of .10% of the Portfolio's average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including administration fees, but excluding the fees payable to NTI for its duties as adviser and Northern Trust for its duties as transfer agent and certain extraordinary expenses, exceed on an annualized basis .10% of the Portfolio's average daily net assets, the co-administrators reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

Expenses reimbursed during the period ended November 30, 2001, are shown on the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, receives no compension under its distribution agreement.

5. BANK LOAN
The Trust maintains a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above the NIBOR (New York Interbank Offered Rate).

The Portfolio had no borrowings under this agreement during the period ended November 30, 2001.

6. AUDIT GUIDE
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.





           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 10 LIQUID ASSETS PORTFOLIO

Report of Independent Auditors

TO THE NORTHERN INSTITUTIONAL FUNDS
SHAREHOLDERS AND BOARD OF TRUSTEES:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio of the Northern Institutional Funds as of November 30, 2001, and the related statement of operations, changes in net assets and the financial highlights from August 15, 2001 (commencement of investment operations) through November 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2001 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States.

                                              Ernst & Young LLP

Chicago, Illinois
January 16, 2002

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  11  LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
(C)2002 Northern Trust Corporation. Northern Funds Distributors, LLC, an independent third party.


          50 South LaSalle Street
          Chicago, Illinois 60675
          800/621-1911





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